UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒           Preliminary Proxy Statement
☐            Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐            Definitive Proxy Statement
☐            Definitive Additional Materials
☐            Soliciting Material Pursuant to §240.14a-12

Power3 Medical Products, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐           No fee required.
☒          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

Common stock, par value $0.001 per share, of Power3 Medical Products, Inc.

2)    Aggregate number of securities to which transaction applies:

1,000,000,000 shares of common stock

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based upon a maximum aggregate transaction value of $20,700,000.  The maximum aggregate transaction value was determined based upon the product of: (i) 1,000,000,000 shares of Power3’s common stock, multiplied by (ii) $0.0207, which was the average of the high and low bid prices reported on January 21, 2011.  The filing fee, calculated in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, and Rule 0-11(c)(1) promulgated thereunder, was determined by multiplying 0.0001161 by the maximum aggregate transaction value of $20,700,000.

4)    Proposed maximum aggregate value of transaction:
$20,700,000

5)    Total fee paid:
$2,403.27

☐           Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

                3)    Filing Party:

4)    Date Filed:

POWER3 MEDICAL PRODUCTS, INC.

26022 Budde Road
The Woodlands, Texas 77380
(281) 298-7944

SPECIAL MEETING OF SHAREHOLDERS
MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Power3 Medical Products, Inc. (“Power3”) to be held on _______________, 2011 at _____ a.m., local time, at the offices of Power3, 26022 Budde Road, The Woodlands, Texas 77380.  At the special meeting, you will be asked to consider and vote upon, among other proposals, an Agreement and Plan of Merger dated as of September 7, 2010 and amended December 31, 2010 (as amended, the “merger agreement”) between Power3 and Rozetta-Cell Life Sciences, Inc. (“Rozetta-Cell”) pursuant to which Rozetta-Cell will merge with and into Power3, with Power3 remaining as the surviving company.

If the merger is consummated, Rozetta-Cell will merge with and into Power3 and Power3 will remain as the surviving company.  All outstanding shares of Rozetta-Cell common stock will be converted into the right to receive shares of Power3 common stock.  Power3 will issue a total of 1,000,000,000 shares of common stock to the Rozetta-Cell shareholders representing approximately 68% of the outstanding shares of the combined company immediately following the consummation of the merger.

The board of directors of Power3 has determined that it is in the best interests of the shareholders to enter into the merger agreement and has approved and declared advisable the merger agreement.  The board of directors of Power3 made its determination after consideration of a number of factors more fully described in this proxy statement.  The board of directors of the Power3 recommends that you vote “FOR” approval of the proposal to adopt the merger agreement and “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Your vote is very important.   Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope.  If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.  The failure to vote your shares of our common stock will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger.  We encourage you to read the entire proxy statement and its annexes, including the merger agreement, carefully.  You may also obtain additional information about Power3 from documents that we have filed with the Securities and Exchange Commission.

    Thank you in advance for your cooperation and continued support.

/s/ Ira L. Goldknopf

Ira L. Goldknopf
President and Chief Scientific Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger or determined whether this proxy statement is accurate or complete.  Any representation to the contrary is a criminal offense.

Power3 intends to distribute definitive copies of the accompanying proxy statement and proxy card to its shareholders on or about February 7, 2011.

POWER3 MEDICAL PRODUCTS, INC.

26022 Budde Road
The Woodlands, Texas 77380
(281) 298-7944

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ____________, 2011

To the Shareholders of Power3 Medical Products, Inc.:

On behalf of the board of directors of Power3 Medical Products, Inc., a New York corporation (“Power3”), we are pleased to deliver the accompanying proxy statement for the special meeting and the proposed merger between Power3 and Rozetta-Cell Life Sciences, Inc., a Nevada corporation (“Rozetta-Cell”).  The special meeting of shareholders of Power3 will be held on _______________, 2011 at _____ a.m., local time, at the offices of Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380, for the following purposes:

1.	To consider and vote upon the issuance of shares of Power3 common stock in the merger;

2.	To consider and vote upon an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000;

3.	To consider and vote upon a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”;

4.	To consider and vote upon a change of Power3’s state of incorporation from New York to Nevada;

5.	To consider and vote upon the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan;

6.
To consider and vote upon the addition of a provision to the proposed articles of incorporation of Power3 in Nevada (the “Nevada Charter”) opting out of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (the “Nevada Control Share Acquisition Statute”);

7.
To consider and vote upon the addition of a provision to the Nevada Charter opting out of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (the “Nevada Business Combinations Statute”);

8.
To consider and vote upon a proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the proposed bylaws of Power3 in Nevada (the “Nevada Bylaws”; together with the Nevada Charter, the “Nevada Charter Documents”) exclusively;

9.	To consider and vote upon the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors;

10.
To consider and vote upon the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws;

11.	To consider and vote upon the addition of a provision to the Nevada Charter Documents to provide indemnification for Power3’s officers and directors to the maximum extent permitted by Nevada law;

12.	To consider and vote upon the addition of a provision to the Nevada Charter Documents to limit the liability of Power3’s officers and directors to the maximum extent permitted by Nevada law;

13.
To consider and vote upon an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2; and

14.	To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The board of directors of the Power3 recommends that you vote “FOR” approval of Proposal Nos. 1 through 12 and “FOR” approval of Proposal No. 13 to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

The board of directors of Power3 has fixed January 25, 2011, as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof.  Only holders of record of shares of Power3 common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting.

Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope.  If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

By order of the board of directors,

/s/ Ira L. Goldknopf

Ira L. Goldknopf
President and Chief Scientific Officer

The Woodlands, Texas
_______________, 2011

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on ___________________, 2011: The accompanying proxy statement is available at: www.shareholdermaterial.com/PWRM.

RECOMMENDATION OF POWER3’S BOARD OF DIRECTORS	132

PROPOSAL NO. 9 – APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA BYLAWS FIXING THE NUMBER OF DIRECTORS OF POWER3 AT NO LESS THAN ONE DIRECTOR AND NO MORE THAN NINE DIRECTORS	132

DESCRIPTION OF THE PROPOSAL	132
REASONS FOR THE PROPOSAL	132
EFFECT OF APPROVING THE PROPOSAL	133
VOTE REQUIRED	133
CONTINGENT PROPOSAL	133

v

RECOMMENDATION OF POWER3’S BOARD OF DIRECTORS	133

PROPOSAL NO. 10 – APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS TO A NUMBER OUTSIDE THE RANGE SPECIFIED IN THE BYLAWS	134

DESCRIPTION OF THE PROPOSAL	134
REASONS FOR THE PROPOSAL	134
EFFECT OF APPROVING THE PROPOSAL	134
VOTE REQUIRED	135
CONTINGENT PROPOSAL	135
RECOMMENDATION OF POWER3’S BOARD OF DIRECTORS	135

PROPOSAL NO. 11 – APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER TO PROVIDE INDEMNIFICATION FOR POWER3’S OFFICERS AND DIRECTORS TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW	135

DESCRIPTION OF THE PROPOSAL	135
INDEMNIFICATION OF OFFICERS AND DIRECTORS UNDER THE NGCL	136
REASONS FOR THE PROPOSAL	136
EFFECT OF APPROVING THE PROPOSAL	137
VOTE REQUIRED	137
CONTINGENT PROPOSAL	137
RECOMMENDATION OF POWER3’S BOARD OF DIRECTORS	137

PROPOSAL NO. 12 – APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER TO LIMIT THE LIABILITY OF POWER3’S OFFICERS AND DIRECTORS TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW	138

DESCRIPTION OF THE PROPOSAL	138
LIMITING THE LIABILITY OF OFFICERS AND DIRECTORS UNDER THE NGCL	138
REASONS FOR THE PROPOSAL	138
EFFECT OF APPROVING THE PROPOSAL	139
VOTE REQUIRED	139
CONTINGENT PROPOSAL	139
RECOMMENDATION OF POWER3’S BOARD OF DIRECTORS	139

PROPOSAL NO. 13 – POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING	139

DESCRIPTION OF POWER3’S CAPITAL STOCK	140

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following section provides answers to frequently asked questions about the merger and the effect of the merger on holders of Power3 common stock.  This section, however, provides only summary information.  For a more complete response to these questions and for additional information, please refer to the cross-referenced pages included in the questions.

Q:	What is the Merger?

A:
Power3 and Rozetta-Cell have entered into an Agreement and Plan of Merger, dated September 7, 2010, as amended by that certain First Amendment and Waiver to Agreement and Plan of Merger, dated December 31, 2010, between Power3 and Rozetta-Cell, which are collectively referred to as the merger agreement.  The merger agreement contains the terms and conditions of the proposed business combination of Power3 and Rozetta-Cell. Under the merger agreement, Rozetta-Cell will merge with and into Power3, whereupon the separate corporate existence of Rozetta-Cell will cease and Power3 will continue as the surviving company.  This transaction is referred to as the merger.  In connection with the merger, Power3 will issue a total of 1,000,000,000 shares of its common stock to the shareholders of Rozetta-Cell.  The shares of Power3 common stock issued to Rozetta-Cell shareholders will represent approximately 68% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities.  There will be no adjustment to the total number of shares of Power3 common stock to be issued to Rozetta-Cell shareholders for changes in the market price of Power3 common stock.  For a more complete description of the merger, please see the section entitled “The Merger Agreement” beginning on page 81 of this proxy statement.

Q:	Why are the two companies proposing to merge?

A:
Power3 believes Rozetta-Cell brings valuable adult stem cell therapy technology, know-how and experience to Power3.  Rozetta-Cell provides Power3 with rights to a patent relating to new technology for the imaging of stem cells.  With the addition of Rozetta-Cell, Power3 will significantly strengthen its intellectual property portfolio.  Power3 believes that together, the two companies will be better able to achieve the goals of providing new stem cell therapy products for patients and returns for shareholders.  For a discussion of Power3’s reasons for the merger, please see the section entitled “The Merger—Reasons for the Merger” on page 71 of this proxy statement.

Q:	Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you have been identified as a shareholder of Power3.  This proxy statement is being used to solicit proxies on behalf of the Power3 board of directors for the special meeting, including any adjournments or postponements of the meeting. This document contains important information about the merger and the special meeting of Power3, and you should read it carefully.

Q:	What is required to consummate the merger?

A:
To consummate the merger, Power3 shareholders must approve: (a) the issuance of shares of Power3 common stock in the merger, which requires the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class, and (b) an increase in the number of shares of common stock of Power3 authorized for issuance from 600,000,000 to 3,100,000,000, which requires the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  In addition to obtaining shareholder approval, each of the other closing conditions set forth in the merger agreement must be satisfied or waived.  For a discussion of the risk that Power3 may not be able to complete the merger, please see the risk factor entitled “Failure to satisfy the closing conditions of the merger and complete the merger could adversely affect Power3’s stock price and Power3’s future business and operations” on page 34 of this proxy statement.  For a more complete description of the closing conditions under the merger agreement, please see the section entitled “The Merger Agreement—Conditions to Completion of the Merger” on page 86 of this proxy statement.

Q:	What will Rozetta-Cell shareholders receive in the merger?

A:
Power3 will issue a total of 1,000,000,000 shares of its common stock to the shareholders of Rozetta-Cell in connection with the merger, representing approximately 68% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities. The aggregate amount of merger consideration will be allocated to holders of Rozetta-Cell common stock in the manner set forth in the merger agreement. Each share of Rozetta-Cell common stock will be converted into the right to receive 10 shares of Power3 common stock.  There will be no adjustment to the total number of shares of Power3 common stock to be issued to Rozetta-Cell shareholders for changes in the market price of Power3 common stock. For a more complete description of what Rozetta-Cell shareholders will receive in the merger, please see the section entitled “The Merger Agreement—Merger Consideration” on page 81.

Q:	What if the merger is not approved?

A:
If the merger is not approved at the special meeting, Power3 will submit to the Power3 shareholders Proposal No. 13 to consider and vote upon an adjournment of the special meeting, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and, if necessary, Proposal No. 2.  If the merger is not approved at the special meeting or any adjournment thereof, Power3 will not issue any shares of common stock to the Rozetta-Cell shareholders in connection with the merger.  Instead, Power3 and Rozetta-Cell will remain independent companies, and Power3’s shares of common stock will continue to be listed and traded on the Over-the-Counter Bulletin Board (“OTC Bulletin Board”).  For a more complete description of the effects of a failure to approve the merger, please see “Effect of Failure to Approve the Merger by the Shareholders” beginning on page 80 of this proxy statement.

Q:	Did Power3 obtain a fairness opinion?

A:
Power3’s board of directors decided not to obtain a fairness opinion in connection with the proposed merger with Rozetta-Cell.  The primary reason for this decision was the substantial cost entailed in obtaining a fairness opinion in light of Power3’s limited funds and the ability of its management to properly evaluate Rozetta-Cell.  Power3 believes that its management was well qualified to conduct the due diligence and other investigations and analyses required in connection with its evaluation of Rozetta-Cell.  Power3 also believes that this experience made its management highly qualified to determine Rozetta-Cell’s value and assess the merits of the merger.  For a complete discussion of the factors considered by Power3’s board of directors in deciding to approve the merger, see the section entitled “Reasons for the Merger” beginning on page 71 of this proxy statement.  As a result, the board concluded that Power3’s funds would be better spent developing Power3’s business and operations.

Because no fairness opinion has been obtained, Power3’s shareholders will not have the benefit of an independent expert’s evaluation of the fairness of the terms of Power3’s proposed merger with Rozetta-Cell; Power3’s shareholders will only have the evaluation conducted by Power3’s board of directors.  If Power3’s board of directors incorrectly valued Rozetta-Cell, the merger may not be fair to Power3’s shareholders.

Q:	Do the executive officers, directors and principal shareholders of Power3 have interests in the merger that are different from mine?

A:	In considering the Power3 board of directors’ recommendation that you vote to approve Proposal Nos. 1 and 2, you should be aware that some Power3 officers and directors may have interests in the merger that are different from, or in addition to, your interests that may present actual or potential conflicts of interest.

As of January 21, 2011, the officers and directors of Power3, together with their affiliates, beneficially owned as a group approximately 16.3% of Power3’s outstanding common stock. In addition, Ira L. Goldknopf, Power3’s President, Chief Scientific Officer, Secretary and Chairman of the Board, owned 100% of Power3’s outstanding Series B Preferred Stock, which gives him that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote. Immediately following the merger, the officers and directors of the combined company, together with their affiliates, will beneficially own approximately 28.8% of the outstanding common stock of the combined company, including shares subject to outstanding warrants and other convertible securities, after the consummation of the merger based upon shares outstanding as of January 21, 2011. Dr. Goldknopf will not own any Series B Preferred Stock after the consummation of the merger because, pursuant to the terms of the merger agreement, he is required to convert the Series B Preferred Stock into common stock immediately prior to the consummation of the merger.

Power3’s board of directors was aware of the foregoing interests and considered them, among other matters, in approving and adopting the merger agreement and the transactions contemplated thereby, including the merger, and in determining to recommend that Power3 shareholders vote “FOR” the approval of the issuance of shares of Power3 common stock in the merger.  You should consider these and other interests of Power3’s directors and executive officers that are described more fully in this proxy statement in the section entitled “Interests of Power3’s Executive Officers and Directors in the Merger” beginning on page 77 of this proxy statement.

Q:	What happens to existing shares of Power3 common stock in the merger?

A:
The shares of Power3 common stock held by Power3 shareholders will not be changed by the merger and Power3 shareholders will continue to hold their existing shares following completion of the merger. Such shares will be diluted by the shares received by shareholders of Rozetta-Cell in the merger. The shares held by Power3’s shareholders will represent a smaller percentage of the combined company. For more information regarding dilution, please see the answer to the question, “Will these proposals dilute shareholders’ ownership interest in Power3?”.

Q:	Am I entitled to appraisal rights?

A:
Under the New York Business Corporation Law (the “NYBCL”), the holders of Power3 common stock are not entitled to appraisal rights in connection with the merger or the other proposals described in this proxy statement.

Q:	Who will be the directors of Power3 following the merger?

A:	Following the merger, the board of directors of Power3 will consist of Dr. Ira L. Goldknopf and Helen R. Park.

Q:	Who will be the executive officers of Power3 following the merger?

A:	Following the merger, the executive management team of the combined company will likely include the following individuals:

Name	Position in the Combined Company	Current Position

Helen R. Park	Interim Chief Executive Officer and Interim Chief Financial Officer	Power3’s Interim Chief Executive Officer and Interim Chief Financial Officer

Ira L. Goldknopf	President, Chief Scientific Officer and Secretary	Power3’s President, Chief Scientific Officer and Secretary

Q:	What risks should I consider in deciding whether to vote in favor of the share issuance or the adoption of the merger agreement?

A:
You should carefully review the section of this proxy statement entitled “Risk Factors” beginning on page 33 of this proxy statement, which sets forth certain risks and uncertainties related to the merger.

Q:	When do you expect the merger to be consummated?

A:
Power3 anticipates that the consummation of the merger will occur sometime during the first quarter of 2011, but cannot predict the exact timing.  For more information concerning the events that must occur prior to the consummation of the merger, please see the section entitled “The Merger Agreement—Conditions to Completion of the Merger” on page 86 of this proxy statement.

Q:	What are the material federal income tax consequences of the merger?

A:
The merger is not a taxable event with respect to shares of Power3 common stock currently outstanding.  The merger has been structured to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”.

Tax matters are very complicated, and the tax consequences of the merger to a particular shareholder will depend in part on such shareholder’s circumstances. Accordingly, we urge you to consult your own tax advisors for a full understanding of the tax consequences of the merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

For more information, please see the section entitled “Material Federal Income Tax Consequences” beginning on page 79 of this proxy statement.

Q:	How do I attend the special meeting?

A:
The meeting will be held on _________________, 2011 at ___________ a.m., local time, at the offices of Power3 Medical Products, 26022 Budde Road, The Woodlands, Texas 77380. Information on how to vote in person at the special meeting is discussed below.

Q:	Who may vote at the special meeting?

A:
Only shareholders of record of Power3 common stock at the close of business on January 25, 2011 will be entitled to notice of and to vote at the special meeting. On this record date, 472,237,565 shares of common stock of Power3 were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on January 25, 2011, your shares were registered directly in your name with Power3’s transfer agent, Olde Monmouth Stock Transfer Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on January 25, 2011, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  Your broker will not be able to vote your shares of Power3 common stock without instructions from you.  You should instruct your broker to vote your shares, following the procedure provided by your broker. You are also invited to attend the special meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What am I voting on?

A:	There are 13 matters scheduled for a vote:

●	Approval of the issuance of shares of Power3 common stock in the merger, contingent upon approval of Proposal No. 2;

●	Approval of an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000, contingent upon approval of Proposal No. 1;

●	Approval of a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”, contingent upon approval of Proposal Nos. 1 & 2;

●	Approval of a change of Power3’s state of incorporation from New York to Nevada, contingent upon approval of Proposal Nos. 1 & 2;

●	Approval of the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan;

●	Approval of the addition of a provision to the Nevada Charter opting out of the Nevada Control Share Acquisition Statute, contingent upon approval of Proposal No. 4;

●	Approval of the addition of a provision to the Nevada Charter opting out of the Nevada Business Combinations Statute, contingent upon approval of Proposal No. 4;

●
Approval of a proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively, contingent upon approval of Proposal No. 4;

●
Approval of the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors, contingent upon approval of Proposal No. 4;

●
Approval of the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws, contingent upon approval of Proposal No. 4;

●
Approval of the addition of a provision to the Nevada Charter Documents to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 4;

●
Approval of the addition of a provision to the Nevada Charter Documents to limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 4; and

●	Approval of an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.

Q:	Why is the increase in the number of shares of common stock of Power3 necessary?

A:
The NY Charter currently authorizes the issuance of 650,000,000 shares of stock, consisting of 600,000,000 shares of common stock, par value of $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.  As of the record date, Power3 had a total of 472,237,565 shares of common stock issued and outstanding.  If the merger is approved, Power3 will issue a total of 1,000,000,000 shares of common stock to the Rozetta-Cell shareholders.  Power3 does not currently have enough shares of common stock available for issuance to the shareholders of Rozetta-Cell under the merger agreement.  As a result, approval of an increase in the number of shares authorized for issuance as described in this proposal is a condition that Power3 must satisfy to complete the merger with Rozetta-Cell.  If the increase in the number of authorized shares is not approved, Power3 will not be able to complete the merger with Rozetta-Cell and the other transactions contemplated by the merger agreement unless Rozetta-Cell agrees to waive this condition to closing.

In addition, the availability of additional authorized shares will provide the combined company with the flexibility to issue securities for other proper corporate purposes, which may be identified in the future, such as to raise equity capital, to issue shares (or reserve additional shares for issuance) under additional employee benefit plans, to acquire other companies and to grant warrants and other securities convertible into shares of our common stock.  No additional action or authorization by our shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our common stock is then listed or quoted.  Except as described in this proxy statement, Power3 does not currently have any commitment, arrangement, understanding or agreement to issue shares of its common stock subsequent to the increase in authorized shares.

Q:	Will these proposals dilute the shareholders’ ownership interests in Power3?

A:
Yes.  Power3’s shareholders will incur immediate and significant dilution of their percentage of stock ownership in Power3 if Proposal Nos. 1 and 2 are approved.  Please see the section of this proxy statement entitled “Risk Factors” beginning on page [__].

Q:	What if another matter is properly brought before the meeting?

A:
The board of director knows of no other matters that will be presented for consideration at the special meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How do I vote?

A:	For each of the matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

If you are a shareholder of record, you may vote in person at the special meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, Power3 urges you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the special meeting and Power3 will give you a ballot when you arrive.

●
To vote using the proxy card, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided.  If you return your signed proxy card to Power3 before the special meeting, Power3 will vote your shares as you direct.

●
To vote through the Internet, go to www.proxyease.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Standard Time, on ___________, 2011 to be counted.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Power3.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Power3 provides Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Q:	What does it mean if I receive more than one set of proxy materials?

A:
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Q:	How many votes do Power3 shareholders have?

A:
Each holder of record of Power3 common stock as of January 25, 2011 will be entitled to one vote for each share of common stock held on that record date.  The holders of the common stock of Power3 along with the holders of the Series B Preferred Stock of Power3 vote as a single class with respect to all matters subject to the vote of shareholders at the special meeting.

Q:	How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes will be counted towards the vote total for each proposal except Proposal No. 5, and, for each proposal except Proposal No. 5, will have the same effect as “Against” votes.  With respect to Proposal No. 5, abstentions and broker non-votes will not be counted towards the vote total and will have no effect on the total vote.

Q:	What are “broker non-votes”?

A:
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are generally those involving a proxy contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

Q:	What is the quorum requirement?

A:
A quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy.  On the record date, there were 472,237,565 shares outstanding and entitled to vote.   Thus, the holders of 236,118,783 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	How many votes are needed to approve each proposal?

A:
The affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal No. 1.  The affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal Nos. 2 through 4 and 6 through 13.  A majority of the votes cast in favor of Proposal No. 5 at the Power3 special meeting by the holders of outstanding shares of Power3 common stock and Series B Preferred Stock entitled to vote thereon and voting together as a single class is required for approval of such action.

Q:	What voting rights does the Power3 Series B Preferred Stock have?

A:
The outstanding shares of Power3 Series B Preferred Stock have that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.  On the record date, there were 472,237,565 shares of Power3 common stock outstanding and entitled to vote at the meeting.  Since each holder of record of Power3 common stock will be entitled to one vote for each share of common stock held on the record date, the Power3 Series B Preferred Stock will be entitled to 474,237,566 votes at the meeting.  Since Ira L. Goldknopf is the only holder of Power3’s Series B Preferred Stock, he will have the ability to cast 474,237,566 votes for or against each proposal submitted to the shareholders at the meeting.

Q:	How does Power3’s board of directors recommend that I vote?

A:	After careful consideration, Power3’s board of directors recommends that Power3 shareholders vote:

●	“FOR” Proposal No. 1 to approve the issuance of shares of Power3 common stock in the merger;

●	“FOR” Proposal No. 2 to approve an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000;

●	“FOR” Proposal No. 3 to approve a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”;

●	“FOR” Proposal No. 4 to approve a change of Power3’s state of incorporation from New York to Nevada;

●	“FOR” Proposal No. 5 to approve the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan;

●	“FOR” Proposal No. 6 to approve the addition of a provision to the Nevada Charter opting out of the Nevada Control Share Acquisition Statute;

●	“FOR” Proposal No. 7 to approve the addition of a provision to the Nevada Charter opting out of the Nevada Business Combinations Statute;

●
“FOR” Proposal No. 8 to approve the proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively;

●	“FOR” Proposal No. 9 to approve the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors;

●
“FOR” Proposal No. 10 to approve the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws;

●
“FOR” Proposal No. 11 to approve the addition of a provision to the Nevada Charter Documents to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law;

●
“FOR” Proposal No. 12 to approve the addition of a provision to the Nevada Charter Documents to limit the liability of Power3’s officers and directors to the maximum fullest permitted by Nevada law; and

●
“FOR” Proposal No. 13 to approve an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.

Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully, including its annexes, and consider how the merger affects you.

If your shares of Power3 stock are registered directly in your name, you may provide your proxy instructions in three different ways.  First, you can mail your signed proxy card in the enclosed return envelope.  Second, you can deliver your completed proxy card in person or by completing a ballot in person at the special meeting. Finally, you can provide your proxy instructions via the Internet at www.proxyease.com. Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the special meeting of Power3 shareholders.

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
The failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the special meeting of Power3 shareholders.  It will have the same effect as voting against the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan described in Proposal No. 5, but will not have any effect on any of the other proposals.

Q:	May I change my vote after I have provided proxy instructions?

A:	Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date;

●	You may grant a subsequent proxy through the Internet;

●	You may send a timely written notice that you are revoking your proxy to Power3’s Secretary at Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380; or

●	You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted. If you have instructed a broker to vote your shares of Power3 common stock, you must follow directions received from your broker to change those instructions.

Q:	How can I find out the results of the voting at the special meeting?

A:
Preliminary voting results will be announced at the special meeting.  Final voting results will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the date of the special meeting.

Q:	Who is paying for this proxy solicitation?

A:
Power3 is conducting this proxy solicitation and will bear the cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders.  Power3 may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding proxy and solicitation materials to beneficial owners.  In addition to solicitation by mail and the Internet, Power3’s officers, directors and employees may also solicit proxies in person, by telephone, by facsimile or by e-mail. Officers, directors and employees will not be paid any additional compensation for soliciting proxies.

Q:	What proxy materials are available on the Internet?

A:	The proxy statement is available at www.shareholdermaterial.com/PWRM.

Q:	Who can help answer my questions?

A:	If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

Power3 Medical Products, Inc.
Attn: Investor Relations
26022 Budde Road
The Woodlands, Texas 77380
(281) 298-7944

SUMMARY

This summary highlights selected information from this proxy statement. To understand the merger fully, you should read carefully this entire proxy statement and the documents to which we refer, including the annexes attached hereto. See “Where You Can Find More Information” on page 196 of this proxy statement. The merger agreement is attached as Annex A and B to this proxy statement. We encourage you to read the merger agreement as it is the legal document that governs the merger. We have included page references in parentheses to direct you to a more detailed description of the topics presented in this summary.

To facilitate a reading of  this proxy statement, where we use words such as “we,” “us,” “our,” and other first person declarations in this proxy statement, we are referring to Power3 as a stand-alone company. Where we use the words describing either Power3 or Rozetta-Cell, as the case may be, we are referring to such entity as a stand-alone company. Where we use the words describing the combined company, we are referring to the combined company as it will exist following the merger.

THE COMPANIES

Power3 Medical Products, Inc. (Page 59)

26022 Budde Road
The Woodlands, Texas 77380
(281) 298-7944

Power3 Medical Products, Inc. is a leading bio-technology company focused on the development of innovative diagnostic tests in the fields of cancer and neurodegenerative diseases such as Alzheimer’s disease, Parkinson’s disease and amyotrophic lateral sclerosis (commonly known as ALS or Lou Gehrig’s disease). Power3 applies proprietary methodologies to discover and identify protein biomarkers associated with diseases. Through these processes, Power3 has developed a portfolio of products including BC-SeraPro™, a proteomic blood serum test for the early detection of breast cancer for which it has completed Phase I clinical trials, and NuroPro®, a proteomic blood serum test for the detection of neurodegenerative diseases, including Alzheimer’s, Parkinson’s and ALS diseases, for which it is currently engaged in Phase II clinical trials. These tests are designed to analyze an individual’s proteins to detect the presence of disease, a patient’s disease progression, a patient’s response to a particular drug, and the mechanisms of disease present in the patient for optimal targeted therapy.

Rozetta-Cell Life Sciences, Inc. (Page 59)

214 Nursery Road
Spring, Texas 77380
(866) 923-2226

Rozetta-Cell is a medical bio-technology company that concentrates on stem cell therapy using human autologous material. Its mission is to cure a variety of diseases through the creation of personalized stem cell therapies. Rozetta-Cell will acquire a patent in the area of stem cell transfusion, stem cell protection during therapy, and stem cell imaging pre-therapy, during therapy and post-therapy using innovative technologies immediately upon an acquisition of Rozetta-Cell by a publicly-traded company if the acquisition is completed by June 30, 2011. The proposed acquisition of Rozetta-Cell by Power3 will constitute such an acquisition if it is completed by June 30, 2011. Accordingly, if Power3 completes the acquisition of Rozetta-Cell by June 30, 2011, Power3 will obtain this patent.

The Combined Company (Page 71)

The combined company’s headquarters following the consummation of the merger will be at Power3’s current principal executive offices in The Woodlands, Texas. As a result of the merger, former Rozetta-Cell shareholders will possess majority control of the combined company. Members of the current management of Power3 will be responsible for the day-to-day management of the combined company. Management of the combined company will seek to identify synergies and redundancies in Power3’s and Rozetta-Cell’s operations and intends to continue developing Power3’s and Rozetta-Cell’s intellectual property and future product candidates.

THE SPECIAL MEETING

Time, Date and Place (Page 60)

The special meeting of the shareholders of Power3 will be held on ______________, 2011, at ___________ a.m., local time, at Power3’s offices at Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380.

Proposals to be Voted Upon (Page 60)

The following proposals are being submitted to the Power3 shareholders for approval at the special meeting: (i) Proposal No. 1 to approve the issuance of shares of Power3 common stock in the merger, contingent upon approval of Proposal No. 2; (ii) Proposal No. 2 to increase the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000, contingent upon approval of Proposal No. 1; (iii) Proposal No. 3 to change the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”, contingent upon approval of Proposal Nos. 1 & 2; (iv) Proposal No. 4 to approve a change of Power3’s state of incorporation from New York to Nevada, contingent upon approval of Proposal Nos. 1 & 2; (v) Proposal No. 5 to approve the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan; (vi) Proposal No. 6 to approve the addition of a provision to the Nevada Charter to opt out of the Nevada Control Share Acquisition Statute, contingent upon approval of Proposal No. 4; (vii) Proposal No. 7 to approve the addition of a provision to the Nevada Charter to opt out of the Nevada Business Combinations Statute, contingent upon approval of Proposal No. 4; (viii) Proposal No. 8 to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively, contingent upon approval of Proposal No. 4; (ix) Proposal No. 9 to approve the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors, contingent upon approval of Proposal No. 4; (x) Proposal No. 10 to approve the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws, contingent upon approval of Proposal No. 4; (xi) Proposal No. 11 to approve the addition of a provision to the Nevada Charter to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 4; (xii) Proposal No. 12 to approve the addition of a provision to the Nevada Charter to limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 4; and (xiii) Proposal No. 13 to adjourn the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.

Record Date and Voting Power (Page 61)

You are entitled to vote at the Power3 special meeting if you owned shares of Power3 common stock at the close of business on January 25, 2011, the record date for the Power3 special meeting. You will have one vote at the special meeting for each share of Power3 common stock you owned at the close of business on the record date. There are 472,237,565 shares of Power3 common stock entitled to vote at the special meeting.

Required Vote (Page 63)

The affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal No. 1. The affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal Nos. 2 through 4 and 6 through 13. A majority of the votes cast in favor of Proposal No. 5 at the Power3 special meeting by the holders of outstanding shares of Power3 common stock and Series B Preferred Stock entitled to vote thereon and voting together as a single class is required for approval of such action.

Series B Preferred Stock (Page 63)

The outstanding shares of Power3 Series B Preferred Stock have that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote. On the record date, there were 472,237,565 shares of Power3 common stock outstanding and entitled to vote at the meeting. Since each holder of record of Power3 common stock will be entitled to one vote for each share of common stock held on the record date, the Power3 Series B Preferred Stock will be entitled to 474,237,566 votes at the meeting. Since Ira L. Goldknopf is the only holder of Power3’s Series B Preferred Stock, he will have the ability to cast 472,237,566 votes for or against each proposal submitted to the shareholders at the meeting.

Share Ownership of Management (Page 77)

As of January 21, 2011, the directors and executive officers of Power3, together with their affiliates, beneficially owned: (i) approximately 16.3% of the common stock entitled to vote at the Power3 special meeting; and (ii) 100% of the Series B Preferred Stock entitled to vote at the Power3 special meeting.

Recommendations to Shareholders (Page 64)

Power3’s board of directors has determined and believes that the issuance of shares of Power3 common stock in the merger is advisable and fair to, and in the best interest of, Power3 and its shareholders. Power3’s board of directors recommends that the holders of Power3 common stock vote:

● “FOR” Proposal No. 1 to approve the issuance of shares of Power3 common stock in the merger;

●	“FOR” Proposal No. 2 to approve an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000;

●	“FOR” Proposal No. 3 to approve a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”;

●	“FOR” Proposal No. 4 to approve a change of Power3’s state of incorporation from New York to Nevada;

●	“FOR” Proposal No. 5 to approve the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan;

●	“FOR” Proposal No. 6 to approve the addition of a provision to the Nevada Charter opting out of the Nevada Control Share Acquisition Statute;

●	“FOR” Proposal No. 7 to approve the addition of a provision to the Nevada Charter opting out of the Nevada Business Combinations Statute;

●
“FOR” Proposal No. 8 to approve the proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively;

●	“FOR” Proposal No. 9 to approve the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors;

●
“FOR” Proposal No. 10 to approve the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws;

●
“FOR” Proposal No. 11 to approve the addition of a provision to the Nevada Charter Documents to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law;

●
“FOR” Proposal No. 12 to approve the addition of a provision to the Nevada Charter Documents to limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law; and

●
“FOR” Proposal No. 13 to approve an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.

THE MERGER

Overview (Page 66)

In the merger, Rozetta-Cell will merge with and into Power3, whereupon the separate corporate existence of Rozetta-Cell will cease and Power3 will continue as the surviving company. The Rozetta-Cell common stock will be converted into the right to receive Power3 common stock following the merger, in accordance with Rozetta-Cell’s articles of incorporation and as set forth in the merger agreement. The approval of the merger is contingent upon receiving shareholder approval of Proposal No. 2.

Merger Consideration (Page 81)

As a result of the merger, all shares of Rozetta-Cell capital stock will automatically be cancelled and the Rozetta-Cell shareholders will receive a total of 1,000,000,000 shares of Power3 common stock representing approximately 68% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities. There will be no adjustment to the total number of shares of Power3 common stock to be issued to Rozetta-Cell shareholders for changes in the market price of Power3’s common stock. The merger agreement does not include a price-based termination right. Accordingly, the market value of the shares of Power3 issued in connection with the merger will depend on the market value of the shares of Power3 common stock at the time of effectiveness of the merger, and could vary significantly from the market value on the date of this proxy statement.

Manner and Basis of Converting Shares (Page 82)

The number of shares of Power3 common stock to be issued in exchange for all of the outstanding shares of Rozetta-Cell common stock at the consummation of the merger will be allocated among holders of Rozetta-Cell’s common stock, which is the only class of Rozetta-Cell capital stock issued and outstanding. The number of shares of Power3 common stock to be issued in the merger does not in any way depend on the actual closing sale price of a share of Power3 common stock on the Over-the-Counter Bulletin Board at or prior to the effective time of the merger. Upon the consummation of the merger, each share of Rozetta-Cell common stock will be converted into the right to receive 10 shares of Power3 common stock. The current Power3 shareholders will hold approximately 32% of the outstanding common stock of the combined entity, and the current Rozetta-Cell shareholders will hold approximately 68% of the combined entity. The percentage ownership will be based on the combined company after the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities.

No fractional shares of Power3 common stock will be issued in the merger. Instead, each Rozetta-Cell shareholder otherwise entitled to a fractional share of Power3 common stock (after aggregating all fractional shares of Power3 common stock issuable to such shareholder) will receive that number of shares of Power3 common stock that such shareholder would have received if such fraction share of Power3 common stock was rounded up to the nearest whole number (see the section entitled, “The Merger Agreement” beginning on page 81 of this proxy statement).

If the number of shares of common stock of Power3 changes before the merger is completed because of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar event, then an appropriate and proportionate adjustment will be made to the number of shares of Power3 common stock to be issued to the Rozetta-Cell shareholders.

Reasons for the Merger

Mutual Reasons (Page 71)

Power3 and Rozetta-Cell believe that the combined company represents a medical biotechnology company with the following potential advantages:

●
Faster Road to Commercialization.  The merger provides both companies with a faster road from discovery to commercialization that encompasses the research market, the stem cell market and the diagnostic market, resulting in a total package of solutions for many diseases.

● Broader Intellectual Property. The combined company will have a broader array of intellectual property, complementary adult stem cell therapy technology, know-how and experience.

● Deep Pipeline. The combined company will have a more robust pipeline of future product candidates which will effectively supplement Power3’s existing diagnostic tests, NuroPro® and BC-SeraPro™;

●
Experienced Management Team. The management of the combined company will be composed of accomplished professionals with substantial experience in the development of stem cells and protein-based biomarkers; and

●
Synergies. There are potential synergies and cost savings that Power3 and Rozetta-Cell believe can be achieved by allowing management to fully leverage the combined research, development and intellectual property capabilities of the two companies across the combined company’s business.

Power3’s Reasons (Page 72)

Power3’s board of directors approved the merger based on a number of factors, including, but not limited to, the following:

●
Revenue Opportunities.  The acquisition of an avenue for the discovery of protein biomarkers that can be immediately targeted to the research market through stem cell cluster of differentiation (“CD”) biomarkers;

●
Intellectual Property.  The acquisition of intellectual property involving new technology for imaging of stem cells, as well as additional intellectual property for which new patents can be obtained; and

●
Broad Pipeline.  The addition of Rozetta-Cell’s future product candidates broaden Power3’s product pipeline.  The combined company will have multiple current and future product candidates that will provide numerous partnership and licensing opportunities for the combined company in the future.

In the course of its deliberations, Power3’s board of directors also considered a variety of risks and other countervailing factors related to entering into the merger agreement, including, among other risks and countervailing factors, the following:

●	Dilution. The immediate and substantial dilution of the equity interests and voting power of Power3’s shareholders upon the consummation of the merger;

●	Stock Price. The price volatility of Power3’s common stock, which may increase the value of the Power3 common stock that Rozetta-Cell shareholders will receive upon the consummation of the merger;

●
Risks of Combination.  The challenges and costs of combining the operations of the two companies and the expenses to be incurred in connection with the merger, including the risks that delays or difficulties in completing the integration could adversely affect the combined company’s operating results and preclude the achievement of some benefits anticipated from the merger; and

●
Reputation.  The possibility that the merger might not be completed and the potential adverse effect of the public announcement of the merger on Power3’s reputation, including its ability to attract and retain key personnel and its overall competitive position.

Rozetta-Cell’s Reasons (Page 75)

The Rozetta-Cell board of directors approved the merger based on a number of factors, including, among other factors, the following:

●
Business Expansion. Rozetta-Cell’s current intellectual property portfolio consists primarily of rights to acquire new technology for the imaging of stem cells.  Merging with Power3 will provide Rozetta-Cell with access to Power3’s proteomics platform for the discovery of new and specific protein CD biomarkers needed to customize an individual’s autologous stem cell therapy.

●	Broader Intellectual Property. The combined company will have a broader array of complementary intellectual property, know-how and experience;

●
Management Team.  Power3’s proteomics and diagnostics experts and their status as industry leaders in biomarkers and innovative diagnostic tests who can quickly develop and expand Rozetta-Cell’s business; and

●	Access to Capital. Power3’s ability to raise additional capital through the public markets due to its status as a publicly-traded company.

In the course of its deliberations, Rozetta-Cell’s board of directors also considered a variety of risks and other countervailing factors related to entering into the merger agreement, including, among other risks and countervailing factors, the following:

●
Risks of Combination.  The challenges and costs of combining the operations of the two companies and the expenses to be incurred in connection with the merger, including the risks that delays or difficulties in completing the integration could adversely affect the combined company’s operating results and preclude the achievement of some benefits anticipated from the merger;

● Raising Additional Capital. The likelihood that the combined company will be able to raise additional capital;

● Stock Price. The price volatility of Power3’s common stock, which may reduce the value of the Power3 common stock that Rozetta-Cell shareholders will receive upon the consummation of the merger;

● Value. The inability of Rozetta-Cell’s shareholders to realize the long-term value of the successful execution of Rozetta-Cell’s current strategy as an independent company; and

●
Reputation.  The possibility that the merger might not be completed and the potential adverse effect of the public announcement of the merger on Rozetta-Cell’s reputation and ability to obtain financing in the future.

Risks Associated with Power3, Rozetta-Cell and the Merger (Page 33)

The merger, including the possibility that the merger may not be completed, poses a number of risks. These risks are discussed in detail under the caption “Risk Factors” beginning on page 33 of this proxy statement. Power3 encourages you to read and consider all of these risks carefully.

No Fairness Opinion (Page 77)

Power3’s board of directors decided not to obtain a fairness opinion in connection with the proposed merger with Rozetta-Cell. The primary reason for this decision was the substantial cost entailed in obtaining a fairness opinion in light of Power3’s limited funds and the ability of its management to properly evaluate Rozetta-Cell. Power3 believes that its management was well qualified to conduct the due diligence and other investigations and analyses required in connection with its evaluation of Rozetta-Cell. Power3 also believes that this experience made its management highly qualified to determine Rozetta-Cell’s value and assess the merits of the merger. For a complete discussion of the factors considered by Power3’s board of directors in deciding to approve the merger, see the section entitled “Reasons for the Merger” beginning on page 71 of this proxy statement. As a result, the board concluded that Power3’s funds would be better spent developing Power3’s business and operations.

Interests of Power3’s Executive Officers and Directors in the Merger (Page 77)

When considering the recommendations by Power3’s board of directors, you should be aware that Power3’s executive officers and directors have interests in the merger that are different from those of other Power3 shareholders.

As of January 21, 2011, the officers and directors of Power3, together with their affiliates, beneficially owned as a group approximately 16.3% of Power3’s outstanding common stock. In addition, Ira L. Goldknopf, Power3’s President, Chief Scientific Officer, Secretary and Chairman of the Board, owned 100% of Power3’s outstanding Series B Preferred Stock, which gives him that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote. Immediately following the merger, the officers and directors of the combined company, together with their affiliates, will beneficially own approximately 28.8% of the outstanding common stock of the combined company after the consummation of the merger based upon shares outstanding as of January 21, 2011. Dr. Goldknopf will not own any Series B Preferred Stock after the consummation of the merger because, pursuant to the terms of the merger agreement, he is required to convert the Series B Preferred Stock into common stock immediately prior to the consummation of the merger.

Directors and Management Following the Merger (Page 90)

The board of directors and management of Power3 immediately prior to the consummation of the merger will continue to constitute the board of directors and management of Power3 immediately following the consummation of the merger. Thus, immediately following the consummation of the merger, Helen R. Park will remain the interim Chief Executive Officer, the interim Chief Financial Officer and a director of Power3, and Ira L. Goldknopf will remain the President, Chief Scientific Officer, Secretary and Chairman of the Board of Power3. While Power3 intends to hire additional individuals to serve as executive officers and members of the board of directors after the merger is consummated, it has not entered into offer letters with any individuals to serve in such capacities as of the record date.

Approval of an Increase in the Number of Shares of Common Stock Authorized for Issuance (Page 91)

The Power3 board of directors has determined and believes that an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000 is in the best interests of Power3 and its shareholders. The increase in the number of shares of common stock authorized for issuance is necessary to ensure that Power3 will have enough shares of common stock available to issue to the Rozetta-Cell shareholders in the merger, and is a condition to the obligations of the parties under the merger agreement. No fractional shares will be issued as a result of the increase in the number of shares of common stock authorized for issuance, and the increase in the number of shares of common stock authorized for issuance will have no effect on the par value. The approval of this matter is contingent upon approval of Proposal No. 1. The board of directors of Power3 will not effectuate the increase in the number of shares of common stock authorized for issuance as proposed in this Proposal No. 2 unless shareholder approval for Proposal No. 1 is received.

Limitation on Soliciting, Discussing and Negotiating Other Acquisition Proposals (Page 86)

Rozetta-Cell has agreed to not, and has further agreed to ensure that its representatives do not, prior to the consummation of the merger, directly or indirectly, solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of, or enter into discussions or negotiations with any person with respect to, any alternative acquisition proposal or any inquiry that would reasonably be expected to lead to an alternative acquisition proposal for the company.

Conditions to the Completion of the Merger (Page 86)

The respective obligations of Power3 and Rozetta-Cell to consummate the merger are subject to the satisfaction of certain conditions, including: (i) approval of the merger by the shareholders of Power3 and Rozetta-Cell; (ii) approval of an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000; (iii) the performance and compliance by Power3 and Rozetta-Cell, in all material respects, with all agreements and covenants required by the merger agreement to be performed or complied with by Power3 and Rozetta-Cell prior to the effective time of the merger; (iv) the non-occurrence of any material adverse effect with respect to each of Power3 and Rozetta-Cell; (v) the obtaining of all consents, approvals and authorizations set forth in the disclosure schedules of the merger agreement; and (vi) the accuracy of the representations and warranties made by the parties to the merger agreement at and as of the effective time of the merger as if made at and as of such time except where the failure of such representations and warranties would not, individually or in the aggregate, result in a material adverse effect.

Termination of the Merger Agreement (Page 88)

Either Power3 or Rozetta-Cell can terminate the merger agreement under certain circumstances, which would prevent the merger from being consummated.

Expenses and Termination Fees (Page 90)

Subject to limited exceptions, all fees and expenses incurred in connection with the merger agreement will be paid by the company incurring such expenses. No termination fees, expenses or reimbursement are payable by Power3 or Rozetta-Cell in the event Power3 or Rozetta-Cell terminates the merger agreement.

Regulatory Approvals (Page 78)

As of the date of this proxy statement, neither Power3 nor Rozetta-Cell is required to make filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the merger. In the United States, Power3 must comply with applicable federal and state securities laws in connection with the issuance of shares of Power3 common stock in the merger and the filing of this proxy statement with the SEC.

Anticipated Accounting Treatment (Page 78)

For accounting purposes, Power3 is considered to be acquiring Rozetta-Cell in this transaction. The merger between Power3 and Rozetta-Cell is considered a transaction between entities under common control. Acquisitions of entities under common control are accounted for in a manner similar to the pooling of interests method. The assets and liabilities transferred between entities under common control should be recorded by the receiving entity based on their carrying amounts (or at the historical cost basis, if these amounts differ). No goodwill or other intangible assets are recorded. Power3, as the predecessor that is under common control with Rozetta-Cell, has recorded Rozetta-cell’s assets and liabilities in the pro forma financial statements at Rozetta-Cell’s historical basis as of the date that common control was first established for all periods presented.

Material U.S. Federal Income Tax Consequences of the Merger (Page 79)

Power3 expects the merger to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. As a result, Power3 expects that there will be no material federal income tax consequences from the merger for Power3 or its shareholders.

Appraisal Rights (Page 79)

Holders of Power3 common stock are not entitled to appraisal rights in connection with the merger. Certain shareholders of Rozetta-Cell will be entitled to statutory appraisal rights under the Nevada General Corporation Law (“NGCL”). The merger agreement provides that if holders of more than 5% of the outstanding capital stock of Rozetta-Cell exercise and perfect such appraisal rights, Power3 may terminate the merger agreement.

Comparison of Shareholder Rights (Page 80)

Power3 is currently incorporated under the laws of the State of New York. The rights of holders of Power3 common stock are currently governed by the NYBCL, and the NY Charter and NY Bylaws. After the consummation of the merger, assuming approval of the reincorporation and the other proposals set forth herein, the rights of Power3 shareholders will be governed by the NGCL, and the Nevada Charter and Nevada Bylaws. A comparison of the material differences in the rights of shareholders of Power3 before and after the consummation of the merger are set forth under “Proposal No. 4 – Comparison of Shareholder Rights Under New York and Nevada Corporate Law and Organizational Documents.”

Effect of Failure to Approve the Merger by the Shareholders (Page 80)

If the merger is not approved at the special meeting, but a quorum is present, Power3 will submit to the Power3 shareholders Proposal No. 13 to consider and vote upon an adjournment of the special meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and, if necessary, Proposal No. 2. If the merger is not approved at the special meeting or any adjournment thereof, Power3 will not issue any shares of common stock to the Rozetta-Cell shareholders in connection with the merger. Instead, Power3 and Rozetta-Cell will remain independent companies and Power3’s shares of common stock will continue to be listed and traded on the OTC Bulletin Board.

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

Summary Historical Financial Data of Power3

You should read the following tables in conjunction with Power3’s audited financial statements for the year ended December 31, 2009 and unaudited financial statements for the nine months ended September 30, 2010, and the related notes thereto, attached as Annex G and H, respectively, to this proxy statement, and the section of this proxy statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Power3” beginning on page 167 of this proxy statement. Historical results are not necessarily indicative of the results to be expected in the future.

The statements of operations for the years ended December 31, 2009 and 2008 and the balance sheet data as of December 31, 2009 and 2008, attached as Annex G to this proxy statement, have been derived from Power3’s audited financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2009 and have been audited by M&K CPAS, PLLC (“M&K CPAS”), independent registered public accounting firm. M&K CPAS’ report on the financial statements for the year ended December 31, 2009, which is included in Annex G, includes an explanatory paragraph that describes an uncertainty about Power3’s ability to continue as a going concern. The data should be read in conjunction with the consolidated financial statements, related notes and other financial information included in Annex G. The statement of operations data for the nine months ended September 30, 2010 and the balance sheet data as of September 30, 2010, attached as Annex H to this proxy statement, have been derived from Power3’s unaudited financial statements for the quarter ended September 30, 2010 contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

				Period From
	Nine Months			May 18, 2004
	Ended			Through
	September 30, 2010	Twelve Months Ended December 31,		September 30, 2010
	(Unaudited)	2009	2008	(Unaudited)

Consolidated Statements of Operations Data:
Net revenue	$ ---	$115,000	$1,025	$542,249
Total operating expenses	1,661,888	5,437,193	3,496,114	64,866,333
Loss from operations	(1,661,888)	(5,322,193)	(3,495,089)	64,324,084
Total other income (expense)	11,915,077	(13,889,381)	3,358,305	1,225,452
Net income (loss)	10,253,189	19,211,574	(136,784)	(63,098,632)
Deemed dividend	---	(1,111,054	(12,071)	(1,140,760)
Net income (loss) attributable to common shareholders	$10,253,189	$(20,322,628)	$(148,855)	$(64,239,392)
Basic net income (loss) per share	$0.02	$(0.06)	$(0.00)
Diluted net income (loss) per share	$0.02	$(0.06)	$(0.00)
Shares used in computing basic net income per share	449,898,509	331,737,780	135,096,000
Shares used in computing diluted net income per share	459,768,500	331,737,780	135,096,000

	September 30, 2010	December 31,
	(Unaudited)	2009		2008

Consolidated Balance Sheet Data:
Cash and equivalents	$6,319	$	---	$8,331
Total assets	$19,995		$5,783	$26,679
Total liabilities	$5,830,332		$17,022,087	$5,504,421
Shareholders’ deficit accumulated during development stage	$(5,810,337)		$(17,016,304)	$(5,477,742)

Summary Historical Financial Data of Rozetta-Cell

You should read the following tables in conjunction with Rozetta-Cell’s unaudited financial statements for the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, attached as Annex I to this proxy statement, and the section of this proxy statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rozetta-Cell” beginning on page 180 of this proxy statement. Historical results are not necessarily indicative of the results to be expected in the future.

The statement of operations data for the period beginning May 14, 2010 (date of inception) and ending September 30, 2010 and the balance sheet data as of September 30, 2010 have been derived from Rozetta-Cell’s unaudited financial statements attached as Annex I to this proxy statement.

Period From May 14, 2010 Through September 30, 2010
Consolidated Statements of Operations Data:
Net revenue	$ ---
Total operating expenses	200
Loss from operations	(200)
Net loss	$(200)
Basic and diluted net loss per share	$(0.00)
Shares used in computing basic and diluted net income per share	100,000,000

September 30, 2010
(Unaudited)
Consolidated Balance Sheet Data:
Cash and equivalents	$250
Total assets	$75,050
Total liabilities	$69,250
Shareholders’ deficit accumulated during development stage	$(200)

Summary Unaudited Pro Forma Condensed Combined Financial Information

For accounting purposes, Power3 is considered to be acquiring Rozetta-Cell in this transaction. The merger between Power3 and Rozetta-Cell is considered a transaction between entities under common control. Acquisitions of entities under common control are accounted for in a manner similar to the pooling of interests method. The assets and liabilities transferred between entities under common control should be recorded by the receiving entity based on their carrying amounts (or at the historical cost basis, if these amounts differ). No goodwill or other intangible assets are recorded. Power3, as the predecessor that is under common control with Rozetta-Cell, has recorded Rozetta-cell’s assets and liabilities in the pro forma financial statements at Rozetta-Cell’s historical basis as of the date that common control was first established for all periods presented.

The Power3 and Rozetta-Cell unaudited pro forma condensed combined balance sheet data assume that the merger of Power3 and Rozetta-Cell took place on January 1, 2010, and combines Power3’s historical balance sheet at September 30, 2010 with Rozetta-Cell’s historical balance sheet at September 30, 2010. The Power3 and Rozetta-Cell unaudited pro forma condensed combined statement of operations data assumes that the merger of Power3 and Rozetta-Cell took place as of the beginning of the periods presented. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2009 combines Power3’s historical statement of operations for the years ended December 31, 2009 and 2008 with Rozetta-Cell’s historical statement of operations for the years ended December 31, 2009 and 2008 and reflects only ongoing operations. However, since Rozetta-Cell did not exist on December 31, 2009 and 2008, the unaudited pro forma condensed combined statement of operations for the years ended December 31, 2009 and 2008 is identical to the historical statement of operations of Power3 for the years ended December 31, 2009 and 2008, with the exception of per-share data. The unaudited pro forma condensed combined statement of operations data for the nine months ended September 30, 2010 combines Power3’s historical statement of operations for the nine months ended September 30, 2010 with Rozetta-Cell’s historical statement of operations for the period beginning May 14, 2010 and ending September 30, 2010 and reflects only ongoing operations.

The selected unaudited pro forma condensed combined financial data are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during these periods. The selected unaudited pro forma condensed combined financial data as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009 have been derived from the unaudited pro forma condensed combined financial statements set forth under the section of this proxy statement entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 185 of this proxy statement and should be read in conjunction with those statements and the related notes thereto.

	Nine Months Ended September 30, 2010	Twelve Months Ended December 31, 2009	Twelve Months Ended December 31, 2008

Consolidated Statements of Operations Data:
Net revenue	$ ---	$115,000	$1,025
Total operating expenses	1,650,088	5,437,193	3,496,114
Loss from operations	(1,650,088)	(5,322,193)	(3,495,089)
Total other income (expense)	11,915,077	(13,889,381)	3,358,305
Net income (loss)	10,264,989	(19,211,574)	(136,784)
Deemed dividend	---	(1,111,054)	(12,071)
Net income (loss) attributable to common shareholders	$10,264,989	$(20,322,628)	$(148,855)
Basic net income (loss) per share	$0.01	$(0.02)	$(0.00)
Diluted net income (loss) per share	$0.01	$(0.02)	$(0.00)
Shares used in computing basic net income per share	1,451,398,509	1,333,237,780	1,136,596,000
Shares used in computing diluted net income per share	1,461,268,500	1,333,237,780	1,136,596,000

	September 30, 2010
	(Unaudited)

Consolidated Balance Sheet Data:
Cash and equivalents	$6,569
Total assets	$26,245
Total liabilities	$5,930,782
Shareholders’ deficit accumulated during development stage	$(79,301,865)

Comparative Historical and Pro Forma Per Share Data

The information below reflects:

●
the historical net income (loss) and book value per share of Power3 common stock and the historical net loss and book value per share of Rozetta-Cell common stock in comparison to the unaudited pro forma net income (loss) and book value per share after giving effect to the consummation of the proposed merger of Power3 and Rozetta-Cell; and

●
the equivalent historical net loss and book value per share attributable to the weighted average shares of Power3 common stock plus the 1,000,000,000 shares of Power3 common stock to be issued to the Rozetta-Cell shareholders upon the closing of the merger, assuming the merger was consummated on January 1, 2009.

You should read the tables below in conjunction with the respective audited and unaudited financial statements and related notes of Power3 and Rozetta-Cell included elsewhere in this proxy statement and the unaudited pro forma condensed financial information and notes related to such financial statements included elsewhere in this proxy statement.

Power3

		Year Ended December 31, 2009	Nine Months Ended September 30, 2010 (Unaudited)
Historical Per Common Share Data:
Net income (loss) per common share – basic		$(0.06)	$0.02
Net income (loss) per common share – diluted		$(0.06)	$0.02
Book value per share – basic		$(0.05)	$(0.01)
Book value per share – diluted		$(0.05)	$(0.01)

Rozetta-Cell

Rozetta-Cell did not exist on December 31, 2009. As a result, Rozetta-Cell did not generate historical net income (loss) or book value per share during the year ended December 31, 2009.

	Period Beginning May 14, 2010 and Ending September 30, 2010 (Unaudited)
Historical Per Common Share Data:
Net loss per common share – basic and diluted	$(0.00)
Book value per share – basic and diluted	$0.00

Power3 and Rozetta-Cell

Rozetta-Cell did not exist on December 31, 2009. As a result, (i) the unaudited pro forma net loss per share of the combined company for the year ended December 31, 2009 after giving effect to the consummation of the proposed merger of Power3 and Rozetta-Cell is identical to the unaudited pro forma net loss per share of Power3 for the year ended December 31, 2009; and (ii) the equivalent historical net loss per share of the combined company attributable to the weighted average shares of Power3 common stock plus the 1,000,000,000 shares of Power3 common stock to be issued to the Rozetta-Cell shareholders upon the closing of the merger plus the 1,500,000 shares of Power3 common stock to be issued upon the conversion of the Series B Preferred Stock immediately prior to the closing of the merger is identical to the historical net loss per share of Power3 attributable to the weighted average shares of Power3 common stock plus the 1,000,000,000 shares of Power3 common stock to be issued to the Rozetta-Cell shareholders upon the closing of the merger plus the 1,500,000 shares of Power3 common stock to be issued upon the conversion of the Series B Preferred Stock immediately prior to the closing of the merger.

	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2009	Nine Months Ended September 30, 2010 (Unaudited)
Combined Pro Forma Per Common Share Data:
Net income (loss) per common share – basic	$(0.01)	$(0.00)	$(0.02)	$0.01
Net income (loss) per common share – diluted	$(0.01)	$(0.00)	$(0.02)	$0.01
Book value per share – basic				$0.01
Book value per share – diluted				$0.01

Equivalent Pro Forma Data:*
Net loss per equivalent Rozetta-Cell share – basic	$(0.05)	$(0.00)	$(0.15)	$0.07
Net loss per equivalent Rozetta-Cell share –diluted	$(0.05)	$(0.00)	$(0.15)	$0.07
Book value per equivalent Rozetta-Cell share – basic				$0.12
Book value per equivalent Rozetta-Cell share – diluted				$0.12

* The pro forma equivalent per share amounts were calculated by multiplying the pro forma combined per share amounts by the exchange ratio of 10 shares of Power3 common stock for each share of Rozetta-Cell.

CERTAIN STOCK INFORMATION

Recent Share Prices

Power3’s common stock is listed on the Over-the-Counter Bulletin Board under the symbol “PWRM.” On September 7, 2010, the last full trading day prior to the public announcement of the proposed merger, Power3’s common stock closed at $0.0237 per share. On ______________, 2011, Power3’s common stock closed at $___ per share.

Rozetta-Cell is a private company and no public market exists for shares of its common stock.

Holders

As of January 21, 2011, the number of shareholders of record of our common stock was 1,177, and the number of shareholders of record of Rozetta-Cell’s common stock was 14.

Dividends

We have never paid any dividends on its common stock and do not intend to pay any dividends on its common stock in the foreseeable future. We intend to use any cash generated from our operations for reinvestment in the growth of our business. Any determination to pay dividends in the future will be made by our board of directors and will depend upon its results of operations, financial condition, contractual restrictions, restrictions imposed by applicable law and other factors deemed relevant by our board of directors.

Rozetta-Cell has never paid any dividends on its common stock and does not intend to pay any dividends on its common stock in the foreseeable future. Rozetta-Cell intends to retain future earnings, if any, to finance the growth of its business.

FORWARD-LOOKING INFORMATION

This proxy statement includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believes,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions as well as the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements in this proxy statement include, without limitation, statements regarding benefits of the proposed merger and future expectations concerning available cash and cash equivalents, the expected timing of the conclusion of clinical trials, the timing of regulatory filings, and other matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed in or implied by this proxy statement. Such risk factors include, among others:

●	difficulties encountered in integrating merged businesses;

●	uncertainties as to the timing of the merger, approval of the transaction by the shareholders of the companies and the satisfaction of closing conditions to the transaction;

●	the competitive environment in the life sciences industry;

●	whether the companies can successfully develop new products and the degree to which these gain market acceptance;

●	the success and timing of our preclinical studies and clinical trials;

●	our ability to obtain and maintain regulatory approval for our product candidates and the timing of such approvals;

●	our plans to research, develop and commercialize our product candidates;

●	regulatory developments in the United States and foreign countries; and

●	our ability to obtain and maintain intellectual property protection for our product candidates.

Actual results may differ materially from those contained in the forward-looking statements in this proxy statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements are qualified in their entirety by this cautionary statement.

RISK FACTORS

You should consider the following factors in evaluating whether to approve the issuance of shares of Power3 common stock in the merger.  These factors should be considered in conjunction with the other information included or incorporated by reference by Power3 in this proxy statement.

RISKS RELATING TO THE MERGER

The current shareholders of Power3 will experience immediate and substantial dilution of their ownership and voting interests upon completion of the merger.

The current shareholders of Power3 will own approximately 32% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities. As a result of the merger, the current shareholders of Power3 will experience immediate and substantial dilution of their ownership and voting influence. This dilution could have an adverse impact on the trading price of Power3’s common stock.

Completion of the merger may result in dilution of future earnings per share to the shareholders of Power3.

The auditor for Power3 issued an audit report for Power3’s financial statements for the year ended December 31, 2009 that expressed doubt about the ability of Power3 to continue as a going concern, and Power3 expressed doubt about its ability to continue as a going concern in each of the interim financial statements that it filed with the SEC during 2010.  In addition, Rozetta-Cell expressed doubt about its ability to continue as a going concern in each of its interim financial statements.  The completion of the merger may result in greater net losses compared to that which would have been achieved by Power3 on a stand-alone basis. The merger could fail to produce the benefits that Power3 anticipates, or could have other adverse effects that Power3 currently does not foresee. In addition, some of the assumptions that Power3 has made, such as the achievement of operating synergies, may not be realized. In this event, the merger could result in greater losses as compared to the losses that would have been incurred by Power3 if the merger had not occurred.

If the merger is not approved by Power3’s shareholders, or the merger is not completed for any other reason, Power3’s business, prospects and results of operations may be adversely impacted.

If the merger is not approved by Power3’s shareholders, or the merger is not completed for any other reason, Power3 will not issue any shares of common stock to the Rozetta-Cell shareholders in connection with the merger.  Instead, Power3 and Rozetta-Cell will remain independent companies and Power3’s shares of common stock will continue to be listed and traded on the OTC Bulletin Board.  Power3 expects that management will operate the business in a manner similar to that in which it is being operated today and that Power3 shareholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, general industry, economic, regulatory and market conditions.  Accordingly, if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of Power3 shares.  From time to time, Power3’s board of directors will evaluate and review, among other things, its business, intellectual property, operations and capitalization and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value.  There can be no assurance that any other transaction acceptable to Power3 will be offered, or that the business, prospects or results of operations of Power3 will not be adversely impacted.

Failure to satisfy the closing conditions of the merger and complete the merger could adversely affect Power3’s stock price and Power3’s future business and operations.

The merger is subject to the satisfaction of closing conditions, including approval by Power3 shareholders.  Power3 cannot assure you that it will be able to successfully obtain approval of the merger by Power3 shareholders. Thus, there is no assurance that Power3 will be able to satisfy the closing conditions of the merger or that the merger will be successfully completed.

Our board of directors did not obtain a fairness opinion when determining whether or not to proceed with the merger with Rozetta-Cell, which could result in the terms of the merger not being fair to our shareholders.

Our board of directors decided not to obtain a fairness opinion in connection with the proposed merger with Rozetta-Cell.  The primary reason for this decision was the substantial cost entailed in obtaining a fairness opinion in light of our limited funds and the ability of our management to properly evaluate Rozetta-Cell.  We believe that our management was well qualified to conduct the due diligence and other investigations and analyses required in connection with our evaluation of Rozetta-Cell.  We also believe that this experience made our management highly qualified to determine Rozetta-Cell’s value and assess the merits of the merger.  For a complete discussion of the factors considered by our board of directors in deciding to approve the merger, see the section entitled “Reasons for the Merger” beginning on page 71 of this proxy statement.  As a result, our board of directors concluded that our funds would be better spent developing our business and operations.

Because no fairness opinion has been obtained, our shareholders will not have the benefit of an independent expert’s evaluation of the fairness of the terms of Power3’s proposed merger with Rozetta-Cell; our shareholders will only have the evaluation conducted by our board of directors.  If our board of directors incorrectly valued Rozetta-Cell, the merger may not be fair to our shareholders.

Following the merger, our principal shareholders and management of the combined company will own a significant percentage of our stock and be able to exercise significant influence.

The executive officers, directors and principal shareholders of the combined company, together with their affiliates, will own approximately 63% of the common stock of the combined company, including shares subject to outstanding warrants and other convertible securities after the consummation of the merger based upon shares outstanding as of January 21, 2011.  These principal shareholders and management will likely be able to determine the composition of our board of directors, possess the voting power to approve all matters requiring shareholder approval, including the approval of mergers and acquisitions or other changes in corporate control, and will continue to have significant influence over our operations. The principal shareholders will have the ability to exert substantial influence or actual control over the combined company’s management policies and strategic focus, would control the outcome of any matter submitted to our shareholders and would have the ability to elect or remove all of our directors. There is a risk that the interests of these shareholders will not be consistent with the interests of other holders of Power3 common stock.

This concentration of ownership could also have the effect of delaying or preventing a change in our control, making it more difficult for Power3 to raise capital by selling stock or for Power3 to use its stock as consideration in acquisitions, or otherwise discouraging a potential acquirer from attempting to obtain control of us, which in turn could impede or prevent transactions in which shareholders might otherwise receive a premium for their shares or reduce the price of our common stock.

Power3’s executive officers and directors may have interests that are different from, or in addition to, those of Power3 shareholders generally.

The executive officers and directors of Power3 may have interests in the merger that are different from, or are in addition to, those of Power3 shareholders generally.

As of January 21, 2011, the officers and directors of Power3, together with their affiliates, beneficially owned as a group approximately 16.3% of Power3’s outstanding common stock.  In addition, Ira L. Goldknopf, Power3’s President, Chief Scientific Officer, Secretary and Chairman of the Board, owned 100% of Power3’s outstanding Series B Preferred Stock, which gives him that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.  Immediately following the merger, the officers and directors of the combined company, together with their affiliates, will beneficially own approximately 28.8% of the outstanding common stock of the combined company after the consummation of the merger based upon shares outstanding as of January 21, 2011.  Dr. Goldknopf will not own any Series B Preferred Stock after the consummation of the merger because, pursuant to the terms of the merger agreement, he is required to convert the Series B Preferred Stock into common stock immediately prior to the consummation of the merger.

Helen R. Park is the interim Chief Executive Officer, the interim Chief Financial Officer and a director of Power3, and beneficially owns approximately 6% of Power3’s outstanding common stock.  Ms. Park also beneficially owns 30% of the outstanding common stock of Rozetta-Cell.  Immediately following the merger, based on shares outstanding as of January 21, 2011, Ms. Park will beneficially own approximately 22.3% of the outstanding common stock of the combined company.

Ira L. Goldknopf is the President, Chief Scientific Officer, Secretary and Chairman of the Board of Power3.  He beneficially owns approximately 10.5% of Power3’s outstanding common stock and beneficially owns 100% of Power3’s outstanding Series B Preferred Stock.  Dr. Goldknopf also beneficially owns 5% of the outstanding common stock of Rozetta-Cell.  Immediately following the merger, based on shares outstanding as of January 19, 2011, Dr. Goldknopf will own approximately 6.5% of the outstanding common stock of the combined company. Dr. Goldknopf will not own any Series B Preferred Stock after the consummation of the merger because, pursuant to the terms of the merger agreement, he is required to convert the Series B Preferred Stock into common stock immediately prior to the consummation of the merger.

See the section entitled “Interests of Power3’s Executive Officers and Directors in the Merger” beginning on page 77 of this proxy statement.

We have borrowed funds from Rozetta-Cell which we will need to pay back to Rozetta-Cell if the merger is not completed.

As of January 21, 2011, we had borrowed approximately $185,000 from Rozetta-Cell.  The loans are interest free and payable on demand.  In the event the merger is not completed, Rozetta-Cell has the right to demand repayment of the loans in part or in full at any time.  We do not currently have adequate funds available to repay these loans.  As a result, we will need to raise additional funds during the next 12 months.  We have not made arrangements to obtain additional financing and we can provide no assurance that additional financing will be available in an amount or on terms acceptable to us, if at all.

If we are not successful in integrating our organizations, we may not be able to operate efficiently after the merger.

Achieving the benefits of the merger will depend in part on the successful integration of Power3’s and Rozetta-Cell’s operations and personnel in a timely and efficient manner. The integration process requires the integration of systems, applications, policies, procedures, development programs, business processes and operations.  This may be difficult and unpredictable because of possible conflicts and different opinions on scientific, clinical and regulatory matters. If we cannot successfully integrate our operations and personnel, we may not realize the expected benefits of the merger.

Integrating our companies may divert management’s attention away from our operations.

Successful integration of Power3’s and Rozetta-Cell’s policies, procedures and operations may place a significant burden on Power3’s management and internal resources. The diversion of management’s attention and any difficulties encountered in the transition and integration process could result in delays in Power3’s clinical trial programs and could otherwise harm Power3’s business, financial condition and operating results.

If we fail to retain key employees, the benefits of the merger could be diminished.

The successful combination of Power3 and Rozetta-Cell will depend in part on the retention of key personnel. There can be no assurance that we will be able to retain Power3’s or Rozetta-Cell’s key management and scientific personnel, which consists of Helen R. Park, who is the interim Chief Executive Officer, the interim Chief Financial Officer and a director of Power3, and Ira L. Goldknopf, who is the President, Chief Scientific Officer, Secretary and Chairman of the Board of Power3. If we fail to retain such key employees, we may not realize the anticipated benefits of the merger.

The executive management team of the combined company will not be fully determined until after the merger is completed, and the loss of key personnel or our failure to attract, assimilate and retain highly qualified personnel in the future could cause a disruption in our business.

Helen R. Park, who is the interim Chief Executive Officer, the interim Chief Financial Officer and a director of Power3, will continue to serve in such positions for the combined company after the merger.  Ira L. Goldknopf, the President, Chief Scientific Officer, Secretary and Chairman of the Board of Power3, will continue to serve in such positions for the combined company after the merger. The other members of the executive management team have not yet been determined and will be appointed by the board of directors of the combined company after the merger.  The combined company’s success will depend in part upon its ability to recruit, hire, train and retain skilled and experienced management personnel, both new and current. Employment and retention of qualified personnel is important due to the competitive nature of the rapidly developing medical biotechnology industry. The loss of the services of any of our key personnel or our inability to hire and retain personnel with the requisite skills could impair our ability to manage and operate our business effectively.

The costs associated with the merger are difficult to estimate, may be higher than expected and may harm the financial results of the combined company.

Power3 will incur costs and expenses in connection with the transactions associated with the merger, and additional costs associated with the consolidation and integration of operations, which cannot be estimated accurately at this time. If the total costs of the merger exceeds Power3’s estimates or the benefits of the merger do not exceed the total costs of the merger, the financial results of the combined company could be adversely affected.

We may incur significant unforeseen costs integrating the companies into a single business.

We may incur significant unforeseen costs integrating Power3’s and Rozetta-Cell’s operations, products and personnel. These costs may include expenses for conversion of information systems, combining development programs, business processes and operations, reorganization of facilities, and the integration of systems, applications, policies and procedures.  The incurrence of such costs could diminish greatly the anticipated benefits of the merger and could have an adverse effect on our financial condition and results of operations.

The ability to use pre-merger net operating losses of Power3 against post-merger income of the combined company may be limited.

As of December 31, 2009, Power3 had federal net operating loss carryforwards for federal income tax purposes of approximately $21.2 million that expire beginning in the year 2019.  Utilization of Power3’s federal and state net operating loss carryforwards and tax credit carryforwards may be subject to a substantial annual limitation due to the provisions of Sections 382 and 383 of the Internal Revenue Code, and similar state provisions.  If it is determined that an ownership change under Section 382 of the Internal Revenue Code has occurred as a result of this transaction, the effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards and credit carryforwards attributable to periods before the change.  The limitation may be applicable to all of Power3’s net operating loss accumulated prior to the change in control event, which may prevent the application of the net carryforward benefit amounts noted below against future income of the combined company after the merger.  The combined company may have a tax rate of approximately 40% once it generates operating income.

RISKS RELATED TO POWER3

Risks Associated With Power3’s Business

We are an early-stage company with an unproven business model, which makes it difficult for us to evaluate our current business and future prospects.

While we are actively engaged in developing diagnostic tests based on our proteomics research for the treatment cancer and neurodegenerative and neuromuscular diseases and have already developed two such tests, BC-SeraPro™ and NuroPro®, we have generated only a small amount of revenue to date.  In addition, since we have only been actively operating in the proteomics industry since 2004, we have very limited historical data with respect to our current and proposed business.  As a result of these factors, the revenue and income potential of our business is unproven, and we have only a limited operating history upon which to base an evaluation of our current business and future prospects.  Because of our limited operating history and because the discount medical plan industry is rapidly evolving, we have limited insight into trends that may emerge and affect our business.  We may make errors in predicting and reacting to relevant business trends, which could harm our business.

Before purchasing our common stock, you should consider an investment in our common stock in light of the risks, uncertainties and difficulties frequently encountered by early-stage companies in new and rapidly evolving markets such as ours, including those described herein.  We may not be able to successfully address any or all of these risks.  Failure to adequately address such risks could cause our business, financial condition and results of operations to suffer.

We have a history of losses and the report of our independent accountants issued in connection with the audit of our financial statements contained a qualification raising a substantial doubt about our ability to continue as a going concern.

We have recognized net losses in each fiscal year since our inception and had an accumulated deficit of approximately $79.3 million at September 30, 2010.  We incurred net losses to common shareholders of approximately $20.3 million for the year ended December 31, 2009, and approximately $149,000 for the year ended December 31, 2008.  As a result of these conditions, the report of our independent accountants issued in connection with the audit of our financial statements as of and for our fiscal years ended December 31, 2009 and 2008 contained a qualification raising a substantial doubt about our ability to continue as a going concern.  We can provide no assurance regarding when, if ever, we will become profitable.  As a result, we may continue to generate losses for the foreseeable future.

We will need to raise additional funds in the future to cover our long-term contractual obligations and operating expenses, which funds may not be available or, if available, may not be available on acceptable terms.

We have significant long-term contractual obligations that we must satisfy over the next several years.  We are a party to an employment agreement and consulting agreement with Ira L. Goldknopf and Helen R. Park, respectively, pursuant to which they are currently entitled to receive annualized base salaries of $125,000 and $100,008, respectively.  We must also make payments under the operating leases for our office space in The Woodlands, Texas in the aggregate amount of approximately $99,000 during 2011.  A summary of the material terms of these employment agreements and the lease and our financial obligations thereunder is provided herein under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Contractual Obligations.”  If we are unable to satisfy these obligations as they become due, our business may be materially and adversely affected.

We also expect to continue to incur significant operating expenses over the next 12 months as we:

●	the extent to which we enter into licensing arrangements, collaborations or joint ventures;

●	our progress with research and development;

●	the costs and timing of obtaining new patent rights;

●	the extent to which we acquire or license other technologies;

●	regulatory changes and competition and technological developments in the market;

●	upgrade our operational and financial systems, procedures and controls; and

●
comply with state and federal laws governing our business operations, comply with Securities and Exchange Commission (“SEC”) reporting requirements and fulfill the other responsibilities that we have as a public company.

We may also experience a material decrease in liquidity due to unforeseen capital requirements or other events and uncertainties.

We believe that our current cash resources will not be sufficient to sustain our current operations for the next 12 months.  As a result, we will need to raise additional funds during the next 12 months.  We have not made arrangements to obtain additional financing and we can provide no assurance that additional financing will be available in an amount or on terms acceptable to us, if at all.  If we cannot raise funds when they are needed or if such funds cannot be obtained on acceptable terms, we may not be able to pay our costs and expenses as they are incurred, create or sell new diagnostic products, execute our business plan, take advantage of future opportunities or respond to competitive pressures or unanticipated requirements.  This may seriously harm our business, financial condition and results of operations.

Our continued growth could strain our personnel and infrastructure resources.

We are experiencing rapid growth in our operations which is placing, and will continue to place, a significant strain on our management, administrative, operational and financial infrastructure.  Our future success will depend in part upon the ability of our management to manage growth effectively.  This may require us to hire and train additional personnel to manage our expanding operations.  In addition, we will be required to continue to improve our operational, financial and management controls and our reporting systems and procedures.  If we fail to successfully manage our growth, we may be unable to execute upon our business plan.

Clinical trials for our diagnostic product candidates may not be successful.

Clinical trials for our product candidates may not begin on time, may not be completed on schedule, or at all, or may not be sufficient for registration of the products or result in products that can receive necessary clearances or approvals. Numerous unforeseen events during, or as a result of, clinical testing could delay or prevent commercialization of our or our collaborators’ or licensees’ diagnostic product candidates.  Diagnostic product candidates that appear to be promising at early stages of development or early clinical trials may later be found to be unsafe, ineffective, or to have limited medical value. If we are unable to successfully complete clinical trials for diagnostic product candidates, our operating results and financial condition would be harmed.

We may not succeed in developing diagnostic products and even if we succeed in developing diagnostic products, the diagnostic products may never achieve significant commercial market acceptance.

Our success depends on our ability to develop and commercialize diagnostic products. Development of existing product candidates will require significant additional research and development efforts by us or our collaborators or licensees before they can be marketed. For potential diagnostic products, these efforts include extensive clinical testing to confirm the products are safe and effective and may require lengthy regulatory review and clearance or approval by the FDA and comparable agencies in other countries. Furthermore, even if these products are found to be safe and effective and receive necessary regulatory clearances or approvals, they may never be developed into commercial products due to considerations such as inability to obtain needed licenses to intellectual property owned by others, market and competitive conditions, and manufacturing difficulties or cost considerations.

Our ability to successfully commercialize diagnostic products that we may develop, such as tests, kits and devices, will depend on several factors, including:

●	our ability to convince the medical community of the safety and clinical efficacy of our products and their advantages over existing diagnostic products;

●	our ability to obtain necessary regulatory approval of our diagnostic products;

●	our ability to further establish business relationships with other diagnostic companies that can assist in the commercialization of these products;

●	the willingness of physicians and patients to utilize our products; and

●	the extent to which Medicare and third-party payers provide full or partial reimbursement coverage for our products.

These factors present obstacles to significant commercial acceptance of our potential diagnostic products and will require a substantial amount of time and financial resources to overcome.  If we are unable to overcome these obstacles, we may not generate revenue from our diagnostic products or develop a profitable business.

If we are unable to form and maintain the collaborative relationships that our business strategy requires, our ability to develop products and revenue will suffer.

Our strategy for the discovery, development, clinical testing, manufacturing and/or commercialization of most of our diagnostic product candidates includes entering into collaborations and similar arrangements with other companies. Depending on the nature of the product candidate, our potential collaborators may include pharmaceutical companies, clinical reference laboratories, diagnostic imaging equipment suppliers, or other companies. We have identified some potential new collaborators, but have not yet entered into any collaboration arrangements with them. Although we have expended, and continue to expend, time and money on internal research and development programs, we may be unsuccessful in creating diagnostic product candidates that would enable us to form additional collaborations and alliances and, if applicable, receive milestone and/or royalty payments from collaborators. Other companies may not be interested in entering into these relationships with us, or may not be interested in doing so on terms that we consider acceptable.

Collaborative agreements generally pose the following risks:

●	collaborators may not pursue further development and commercialization of products resulting from collaborations or may elect not to continue or renew research and development programs;

●
collaborators may delay clinical trials, underfund a clinical trial program, stop a clinical trial or abandon a product, repeat or conduct new clinical trials or require a new formulation of a product for clinical testing;

●	collaborators could independently develop, or develop with third parties, products that could compete with our future products;

●	the terms of our agreements with our current or future collaborators may not be favorable to us;

●
a collaborator with marketing and distribution rights to one or more products may not commit enough resources to the marketing and distribution of our products, limiting our potential revenue from the commercialization of a product;

●	disputes may arise delaying or terminating the research, development or commercialization of our products, or result in significant litigation or arbitration; and

●	collaborations may be terminated and, if terminated, we would experience increased capital requirements if we elected to pursue further development of the product.

In addition, business combinations or alliances among large pharmaceutical companies could result in a reduced number of potential future collaborators. If business combinations involving our collaborators were to occur, the effect could be to diminish, terminate or cause delays in one or more of our product development programs.

Our development and commercialization of diagnostic products could be harmed if collaborators or licensees fail to perform under their agreements with us or if they terminate those agreements.

We expect to derive revenue from our licensees’ and partners’ product sales under our intellectual property license agreements and other agreements that we have and will enter into. Even if these licensees and partners perform their obligations as required by these agreements, their ability to develop, manufacture and commercialize products successfully is uncertain. Since the royalties payable to us under these agreements will generally depend on our licensees’ and partners’ sales of their products, which are not within our control, their failure in commercializing their products or maintaining or increasing the sales volumes of their products may harm our operating results and financial condition. In addition, certain of these intellectual property license agreements may permit our licensees to pay us an upfront license fee over a period of time during which they have the right to terminate the agreements. In the event that a licensee terminates its license agreement before the upfront license fee is paid in full, we will not be paid any remaining license fee.

Each of our existing collaboration, license, and similar agreements with other companies for the development and commercialization of products may be canceled under some circumstances. These agreements generally may be terminated under circumstances including a material breach or default of the agreement, a change in control, or the insolvency or bankruptcy of either party. In addition, the amount and timing of resources to be devoted to research, development, clinical trials, and commercialization activities by our collaborators and licensees are generally not within our control. We expect that collaboration, license, and similar agreements entered into in the future, if any, will have similar terms and limitations. Furthermore, even if these agreements contain commitments regarding these activities, our collaborators or licensees may not perform their obligations as expected. If collaborators or licensees terminate their agreements or otherwise fail to conduct their collaborative or licensed activities in a timely manner, or at all, the development or commercialization of diagnostic products may be delayed or prevented. If we assume responsibility for continuing diagnostic programs on our own after termination of a collaboration, license, or similar agreement, we may be required to devote additional resources to product development and commercialization or we may need to cancel some development programs. Any reallocation of additional resources to product development and/or commercialization or cancellation of development programs may harm our operating results and financial condition.

Our competitive position depends on maintaining our intellectual property protection.

Our ability to compete and to achieve and maintain profitability depends, in part, on our ability to protect our proprietary discoveries and technologies through obtaining and enforcing intellectual property rights, including patent rights, copyrights, trade secrets, and trademarks, and operating without infringing the intellectual property rights of others. Our ability to obtain patent protection for the inventions we make, including those relating to novel methods of diagnosing and/or treating diseases, is uncertain. The patentability of these and other types of biotechnology inventions involves complex factual, scientific, and legal questions. As a result, it is difficult to predict whether patents will issue or the breadth of claims that will be allowed in biotechnology patents. This may be particularly true with regard to the patenting of gene sequences, gene functions, genetic variations and methods of diagnosis of disease based on genetic variations. Future changes in policies or laws, or interpretations of these policies or laws, relevant to the patenting of biotechnology inventions could harm our patent position in the U.S. or other countries. Opposition to the protection of these inventions in the U.S. or other countries could result in stricter standards for obtaining or enforcing biotechnology patent rights.

In some instances, patent applications in the U.S. are maintained in secrecy until a patent is issued. In most instances, the content of U.S. and international patent applications is made available to the public approximately eighteen months after the initial filing from which priority is claimed. As a result, we may not be aware that others have filed patent applications for inventions covered by our patent applications and may incorrectly believe that our inventors were the first to make the invention. Accordingly, our patent applications may be preempted or we may have to participate in interference proceedings before the U.S. Patent and Trademark Office (“USPTO”).  These proceedings determine the priority of invention and the right to a patent for the claimed invention in the U.S. In addition, disputes may arise in the future with regard to the ownership of rights to any invention developed with collaborators, which could result in delays in, or prevent, the development of related products.

We also rely on trade secret protection for our confidential and proprietary information and procedures, including procedures related to sequencing genes and to searching and identifying important regions of genetic information. We protect our trade secrets through recognized practices, including access control, confidentiality and non-use agreements with employees, consultants, collaborators and customers, and other security measures. These confidentiality and non-use agreements may be breached, however, and we may not have adequate remedies for a breach. In addition, our trade secrets may otherwise become known or be independently developed by competitors. Accordingly, it is uncertain whether our reliance on trade secret protection will be adequate to safeguard our confidential and proprietary information and procedures.

We may become involved in expensive intellectual property legal proceedings.

There has been substantial litigation and other legal proceedings regarding patents and other intellectual property rights relevant to diagnostic and biotechnology products and services. The intellectual property rights of biotechnology companies, including those held by us, are generally uncertain and involve complex factual, scientific, and legal questions. Our success in diagnostic product development, clinical laboratory testing, and therapeutic target discovery may depend, in part, on our ability to operate without infringing the intellectual property rights of others and our ability to prevent others from infringing our intellectual property rights. Also, contractual disputes related to existing license rights to patents owned by others may affect our ability to develop, manufacture, and sell our products and clinical laboratory testing services.

We may initiate proceedings at the USPTO to determine our patent rights with respect to others. Also, we may initiate patent litigation to enforce our patent rights or invalidate patents held by others. These legal actions may similarly be initiated against us by others alleging that we are infringing their rights. The cost to us of any patent litigation or proceedings, even if we are successful, could be substantial, and these legal actions may absorb significant management time. Even if we are successful on the merits in any such proceeding, the cost of these proceedings could harm our operating results and financial condition.

If infringement claims against us are resolved unfavorably to us, we may be enjoined from manufacturing or selling our products or services without a license from a third party, and we may not be able to obtain a license on commercially acceptable terms, or at all. Also, we could become subject to significant liabilities to others if these claims are resolved unfavorably to us.

If we fail to comply with our obligations under license or technology agreements with third parties, we could lose license rights that are critical to our business.

We license intellectual property that is critical to our business and in the future we may enter into additional agreements that provide us with licenses to valuable intellectual property or technology. These licenses impose various royalty payments, milestones, and other obligations on us. If we fail to comply with any of these obligations, the licensor may have the right to terminate the license. Termination by the licensor would cause us to lose valuable rights, the ability to distribute our current products, or inhibit our ability to commercialize future product candidates. Our business would suffer if any current or future licenses terminate, if the licensors fail to abide by the terms of the license, if the licensors fail to prevent infringement by third parties, if the licensed patents or other rights are found to be invalid or unenforceable, or if we are unable to enter into necessary licenses on acceptable terms.

We face intense competition in the proteomics, biotechnology and pharmaceutical industries.

The proteomics, biotechnology and pharmaceutical industries are intensely competitive.  We have numerous competitors in the United States and elsewhere.  Our competitors include major multinational pharmaceutical, biomedical and biotechnology companies, specialized firms and universities and other research institutions.  Many of these competitors have greater financial and other resources, larger research and development staffs and more effective marketing and manufacturing organizations, than we do.  In addition, academic and government institutions have become increasingly aware of the commercial value of their research findings.  These institutions are more likely to enter into exclusive licensing agreements with commercial enterprises, including our competitors, to market commercial products.  Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large pharmaceutical and established biotechnology companies.  Many of these competitors have significant products that have been approved or are in development and operate large, well-funded research and development programs.

Our competitors may succeed in developing or licensing technologies and products that are more effective or less costly than any we are developing.  Our competitors may succeed in obtaining FDA or other regulatory approvals for product candidates before we do.   Products resulting from our research and development efforts, even if approved for sale, may not compete successfully with our competitors’ existing products or products under development.

We conduct our clinical laboratory testing business in a heavily regulated industry and changes in regulations or violations of regulations could, directly or indirectly, harm our operating results and financial condition.

The clinical laboratory testing industry is highly regulated and there can be no assurance that the regulatory environment in which we operate will not change significantly and adversely in the future.  In particular, there is risk of healthcare reform or other legislative activity in 2009, which may result in changes in the regulatory or payor environment that may adversely affect our business.  Areas of the regulatory environment that may affect our ability to conduct business include, without limitation:

●	federal and state laws applicable to billing and claims payment;

●	federal and state laboratory anti-mark-up laws;

●	federal and state anti-kickback laws;

●	federal and state false claims laws;

●	federal and state self-referral and financial inducement laws, including the federal physician anti-self-referral law, or the Stark Law;

●	coverage and reimbursement levels by Medicare and other governmental payors and private insurers;

●	federal and state laws governing laboratory licensing and testing, including the Clinical Laboratory Improvement Amendments of 1988 (“CLIA”);

●	federal and state laws governing the development, use and distribution of diagnostic medical tests known as “laboratory developed tests”;

●	the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), and analogous state laws;

●	federal, state and local laws governing the handling and disposal of medical and hazardous waste;

●	Occupational Safety and Health Administration rules and regulations; and

●	changes to other federal, state and local laws, including tax laws.

These laws and regulations are extremely complex and in many instances, there are no significant regulatory or judicial interpretations of these laws and regulations. Any determination that we have violated these laws or regulations, or the public announcement that we are being investigated for possible violations of these laws or regulations, could harm our operating results and financial condition. In addition, a significant change in any of these laws or regulations may require us to change our business model in order to maintain compliance with these laws or regulations, which could harm our operating results and financial condition.

We need to maintain federal and state operating licenses and similar clearances to conduct our clinical laboratory testing.

Our clinical laboratory, located in The Woodlands, Texas, is regulated by CLIA.  CLIA is a federal law that regulates clinical laboratory testing performed on specimens derived from humans for the purpose of providing information for the diagnosis, prevention, or treatment of disease. CLIA is intended to ensure the quality and reliability of clinical laboratory testing in the United States.  CLIA certification requires each clinical laboratory to be inspected every other year in addition to being subject to random CLIA inspections.  Our clinical laboratory is also subject to license requirements imposed by the State of Texas.  Texas laws establish quality standards for day-to-day operation of the clinical laboratory, including the training and skills required of personnel and quality control.  If a CLIA or state inspector finds deficiencies, that finding could lead to the revocation or suspension of, or limitations being placed upon, our CLIA accreditation or Texas license.  Any revocation, suspension, or limitation could prevent us from performing all or some of its clinical laboratory testing services and could harm our operating results and financial condition.

In addition, our current diagnostic tests take advantage of the “laboratory developed test” exception from FDA review. The FDA maintains that it has authority to regulate the development and use of laboratory developed tests as diagnostic medical devices under the Federal Food, Drug and Cosmetic Act, but to date has decided not to exercise its authority with respect to most laboratory developed tests performed by high complexity CLIA-certified laboratories as a matter of enforcement discretion.  Our diagnostic products have not obtained FDA premarket clearance or approval.  The FDA regularly considers the application of additional regulatory controls over the use of laboratory developed tests by laboratories such as ours.  Further, the FDA has recently been petitioned to exercise regulatory authority over certain laboratory developed tests and to initiate enforcement action against companies that make effectiveness claims about laboratory developed tests that are without sufficient analytical and clinical support.  As a result, it is possible that the FDA may look at the sale and use of laboratory developed tests with heightened scrutiny or modify their regulatory approach with respect to laboratory developed tests.  If FDA regulation of laboratory developed tests increases or if regulation of the various medical devices used in laboratory-developed testing ensues, it would lead to an increased regulatory burden resulting in additional costs and delays in introducing tests, including genetic tests; this may hinder us from developing and marketing certain products or services and could harm our operating results and financial condition.

We are subject to environmental laws and potential exposure to environmental liabilities.

We are subject to various international, federal, state and local environmental laws and regulations that govern our operations, including the handling and disposal of nonhazardous and hazardous wastes, the recycling and treatment of electrical and electronic equipment, and emissions and discharges into the environment. Failure to comply with such laws and regulations could result in costs for corrective action, penalties or the imposition of other liabilities. We are also subject to laws and regulations that impose liability and clean-up responsibility for releases of hazardous substances into the environment.  Under certain of these laws and regulations, a current or previous owner or operator of property may be liable for the costs of remediating hazardous substances or petroleum products on or from its property, without regard to whether the owner or operator knew of, or caused, the contamination, as well as incur liability to third parties affected by such contamination.  The presence of, or failure to remediate properly, such substances could adversely affect the value and the ability to transfer or encumber such property.  Based on currently available information, although there can be no assurance, we believe that such costs and liabilities have not had and will not have a material adverse impact on our consolidated results of operations.

Our business is subject to technological obsolescence.

Proteomics, biotechnology and related pharmaceutical technology have undergone and are subject to rapid and significant change.  We expect that the technologies associated with proteomics, biotechnology research and development will continue to develop rapidly.  Our future will depend in large part on our ability to maintain a competitive position with respect to these technologies.  Any processes, discovery platforms or products that we develop may become obsolete before we recover any expenses incurred in connection with developing these products.

We have historically generated almost all of our revenue through a limited number of collaboration and licensing partners.

A limited number of collaboration and licensing partners have generate almost all of our historical revenue.  Although we are attempting to expand the number of collaboration and licensing partners that we have, we can provide no assurance that we will be successful in doing so.  In the event we are unable to enter into successful relationships with additional collaboration and licensing partners, our business, financial condition and results of operations could be materially and adversely affected.

Some of our diagnostic research and product development programs require access to human tissue and/or blood samples, other biological materials, and related information, which may be in limited supply.

We may not be able to obtain or maintain access to human tissue, blood and other biological materials and information on acceptable terms, or may not be able to obtain needed consents from individuals providing tissue, blood, or other samples. In addition, government regulation in the U.S. and foreign countries could result in restricted access to, or use of, human tissue or blood samples or other biological materials. If we lose access to sufficient numbers or sources of tissue or blood samples or other required biological materials, or if tighter restrictions are imposed on the use of related clinical or other information or information generated from tissue or blood samples or other biological materials, these research and development programs and our operating results and financial condition could be harmed.

We rely on independent healthcare providers, laboratories, and others to collect and process patient specimens.

We rely primarily on healthcare providers and other clinical laboratories to collect and send to our laboratory for testing most of our clinical laboratory specimens.  Although we believe we pay our service providers fair market value consideration for specimen collection and processing services and in compliance with anti-kickback and anti-referral laws, legal restrictions prohibit us from paying additional consideration, such as a referral fee, for these services. Because these services are time-consuming and may not be a business priority for the companies and individuals we rely on to provide them, the fair market value consideration may not be sufficient incentive for them to continue providing these services.  If we are unable to obtain or maintain needed collection and processing services, we would be unable to obtain patient samples for testing, which would harm our operating results and financial condition.

We rely on a single laboratory facility to process our diagnostic tests.

We rely on a single laboratory facility in The Woodlands, Texas to perform our diagnostic tests.  This facility and certain pieces of laboratory equipment would be difficult to replace and may require significant replacement lead-time.  This facility may be affected by natural disasters such as earthquakes, floods and fires. In the event our clinical testing facility or equipment is affected by man-made or natural disasters, we would be unable to continue our diagnostic business and meet customer demands for a significant period of time.  Although we maintain insurance on this facility, including business interruption insurance, it may not be adequate to protect us from all potential losses if this facility were damaged or destroyed.  In addition, any interruption in our diagnostic business would result in a loss of goodwill, including damage to our reputation.  If our diagnostic business were interrupted, it would seriously harm our business.

We have no marketing or sales staff, and if we are unable to develop sales and marketing capability, we may not be successful in commercializing our products.

We currently have no sales, marketing or distribution capability. We instead depend on collaborations or agreements with third parties that have established distribution systems and direct sales forces. To the extent that we enter into co-promotion or other licensing arrangements, our revenue will depend upon the efforts of third parties, over which we may have little or no control.  If we are unable to reach and maintain agreement with one or more pharmaceutical, biomedical or biotechnology companies or other potential collaborators under acceptable terms, we may be required to market our products directly. We may elect to establish our own specialized sales force and marketing organization to market our products.  If we are unable to develop a marketing and sales force with technical expertise and with supporting distribution capability, we may not be able to successfully commercialize our products.

We have no commercial production capability and we may encounter production problems or delays, which could result in lower revenue.

To date, we have not produced any product in commercial quantities.  Customers for any potential products and regulatory agencies will require that we comply with current good manufacturing practices that we may not be able to meet.  We have established and are in the process of establishing agreements with contract manufacturers to supply sufficient quantities of our products to conduct clinical trials as well as for the manufacture, packaging, labeling and distribution of finished products if our potential products are approved for commercialization.  If such arrangements are terminated and if we are unable to manufacture or contract for a sufficient supply of our potential products on acceptable terms, our clinical testing schedule may be delayed, resulting in the delay of submission of products for regulatory approval and initiation of new development programs.  If we determine to manufacture products ourselves, we may not be able to maintain acceptable quality standards if we ramp up production. To achieve anticipated customer demand levels, we will need to scale-up our production capability and maintain adequate levels of inventory.  We may not be able to produce sufficient quantities to meet market demand. If we cannot achieve the required level and quality of production, we may need to outsource production or rely on licensing and other arrangements with third parties.  This reliance could reduce our gross margins and expose us to the risks inherent in relying on others.  We may not be able to successfully outsource our production or enter into licensing or other arrangements under acceptable terms with these third parties, which could adversely affect our business.

We face potential difficulties in obtaining product liability and related insurance.   If we are subject to product liability claims and have not obtained adequate insurance to protect against these claims, our financial condition would suffer.

We do not have product liability or other professional liability insurance.  In the future, we may, in the ordinary course of business, be subject to substantial claims by, and liability to, persons alleging injury from the use of our products.  If we are successful in having products approved by the FDA, the sale of such products would expose us to additional potential product liability and other claims resulting from their use.  This liability may result from claims made directly by consumers or by others selling such products.  We do not currently have any product liability or professional liability insurance, and it is possible that we will not be able to obtain or maintain such insurance on acceptable terms or that any insurance obtained will provide adequate coverage against potential liabilities.  Our inability to obtain sufficient insurance coverage at an acceptable cost or otherwise to protect against potential product liability claims could prevent or limit the commercialization of any products we develop.  A successful product liability claim in excess of any insurance coverage we may procure could exceed our net worth.  While we desire to reduce our risk by obtaining indemnity undertakings with respect to such claims from licensees and distributors of our products, we may not be able to obtain such undertakings and, even if we do, they may not be sufficient to limit our exposure to claims.

We are dependent on our management team, and the loss of any key member of this team may prevent us from successfully implementing our business plan in a timely manner.

Our success depends largely upon the continued services of our executive officers and other key management and development personnel.  While we have entered into employment agreements with each of our executive officers, they may each terminate their employment with us at any time without penalty.  We do not maintain key person life insurance policies on any of our employees.  The loss of one or more of our key employees could seriously harm our business, financial condition or results of operations.  In such an event we may be unable to recruit personnel to replace these individuals in a timely manner, or at all, on acceptable terms.

There is a high demand for, and short supply of, key personnel needed for our clinical laboratory testing services.

Our existing clinical laboratory services operations need individuals who are licensed as clinical laboratory scientists.  We believe that to continue operating and to expand our clinical laboratory testing services, we must continue to attract and retain these licensed scientists.  There is a shortage of licensed scientists in the State of Texas, and we compete for these personnel with hospitals, other clinical laboratories, and other healthcare providers.  Licensed scientists may prefer to work for these other organizations either because of the compensation offered, the reputations of the organizations, or other personal considerations.  If we are unable to attract and retain a sufficient number of licensed scientists, the current operations of our clinical laboratory testing business could be harmed and the future growth of these services could be delayed or prevented.

If our current research collaborators or scientific advisors terminate their relationships with us or develop relationships with a competitor, our ability to discover proteins and biomarkers, and to commercialize our diagnostic products, could be adversely affected.

We have relationships with research collaborators at academic and other institutions who conduct research at our request.  These research collaborators are not our employees.  As a result, we have limited control over their activities and, except as otherwise required by our collaboration agreements, can expect only limited amounts of their time to be dedicated to our activities.  Our ability to discover genes, proteins, and biomarkers involved in human disease and commercialize diagnostic products will depend in part on the continuation of these collaborations.  If any of these collaborations are terminated, we may not be able to enter into other acceptable collaborations. In addition, our existing collaborations may not be successful.

Our research collaborators and scientific advisors may have relationships with other commercial entities, some of which could compete with us.  Our research collaborators and scientific advisors sign agreements which provide for the confidentiality of our proprietary information and the results of studies conducted at our request.  We may not, however, be able to maintain the confidentiality of our technology and other confidential information related to all collaborations.  The dissemination of our confidential information could have a material adverse effect on our business.

If we acquire any companies or products in the future, such companies and products could prove difficult to integrate, disrupt our business, dilute shareholder value and adversely affect our operating results.

We may acquire or make investments in complementary companies, businesses, assets, products and services in the future.  We have not made any such acquisitions or investments to date, and therefore, our ability to make acquisitions or investments is unproven.  Acquisitions and investments involve numerous risks, including:

●	difficulties in integrating operations, technologies, services and personnel;

●	the diversion of financial and management resources from existing operations;

●	the risk of entering new markets;

●	the potential loss of key employees; and

●	the inability to generate sufficient revenue to offset acquisition or investment costs.

In addition, if we finance any acquisitions by issuing convertible debt or equity securities, our existing shareholders may be diluted which could affect the market price of our stock.  As a result, if we fail to properly evaluate and execute any acquisitions or investments, our business and prospects may be seriously harmed.

On September 7, 2010, we entered into the merger agreement with Rozetta-Cell.  Consummation of the merger is subject to certain customary conditions, including approval by our shareholders and the shareholders of Rozetta-Cell.  We may not be able to obtain the shareholder approval necessary to complete the merger.  Even if we successfully complete the acquisition, we may experience difficulties in integrating operations, technologies, services and personnel.  Any failure by use to successfully acquire Rozetta-Cell and integrate its business with our business could have a material adverse affect on our business and results of operations.

Our business may be harmed by any disruption to our computer hardware, software, and Internet applications.

Our business requires manipulating and analyzing large amounts of data, communicating the results of the analysis to our internal research personnel and our collaborators via the Internet and tracking and communicating the results, via the Internet and other modalities, of the tests performed by our clinical laboratory testing business.  Also, we rely on a global enterprise software system to operate and manage our business.  Our business, therefore, depends on the continuous, effective, reliable, and secure operation of our computer hardware, software, networks, Internet servers, and related infrastructure.  To the extent that our hardware or software malfunctions or there is an interruption in Internet service in a way that affects access to our data by our accounting and billing departments, internal research personnel or collaborators or access to our laboratory testing results by referring professionals or patients, our operating results and financial condition could be harmed.

Our computer and communications hardware is protected through physical and software safeguards.  However, it remains vulnerable to fire, storm, flood, power loss, earthquakes, telecommunications failures, physical or software break-ins, software viruses, and similar events.  If we fail to maintain the necessary computer capacity and data to support our accounting and billing departments and our collaborators’ and licensees’ discovery, research, and development activities, including our associated computational needs, we could experience a loss of or delay in revenues.  In addition, any sustained disruption in Internet access provided by other companies could harm our operating results and financial condition.

Risks Related to Power3’s Stock

Future sales of our common stock may cause our stock price to decline.

As of January 21, 2010, we had 472,237,565 shares of common stock outstanding.  Of this amount, 371,181,418 shares were freely tradable without restriction, unless the shares are purchased by our affiliates.  The remaining 97,056,147 shares were “restricted securities” as that term is defined under Rule 144 of the Securities Act.  None of our directors, executive officers or employees is subject to lock-up agreements or market stand-off provisions that limit their ability to sell shares of our common stock.  The sale of a large number of shares of our common stock, or the belief that such sales may occur, could cause a drop in the market price of our common stock.

We have the ability to issue securities with rights that may be superior to those of our common stock.

Our board has the power to establish the dividend rates, preferential payments on any liquidation, voting rights, redemption and conversion terms and privileges for any series of our preferred stock.  We currently have outstanding 1,500,000 shares of our Series B Preferred Stock which have voting rights that give the holders a majority of the votes in any vote of our common stock.  The sale or issuance of any additional shares of our preferred stock having rights superior to those of our common stock may result in a decrease in the value or market price of our common stock.  The issuance of preferred stock could have the effect of delaying, deferring or preventing a change of ownership without further vote or action by our shareholders and may adversely affect the voting and other rights of the holders of our common stock.

We have entered into a merger agreement with Rozetta-Cell that requires that we issue a substantial number of shares of our common stock to the Rozetta-Cell shareholders.

On September 7, 2010, we entered into the merger agreement to acquire Rozetta-Cell.  Subject to the terms and conditions of the merger agreement, which has been approved by the boards of directors of both us and Rozetta-Cell, if the merger is completed, each outstanding share of Rozetta-Cell common stock will be converted into the right to receive 10 shares of our common stock, subject to certain adjustments as provided in the merger agreement.  This will result in us issuing one billion shares of common stock to the shareholders of Rozetta-Cell which will result in immediate and substantial dilution to our incumbent shareholders.  Such dilution could have a material negative adverse effect on the price of our common stock.

We intend to raise additional funds in the future through issuances of securities and such additional funding may be dilutive to shareholders or impose operational restrictions.

We intend to raise additional capital in the future to help fund our operations through sales of shares of our common stock or securities convertible into shares of our common stock, as well as issuances of debt.  Such additional financing may be dilutive to our shareholders, and debt financing, if available, may involve restrictive covenants which may limit our operating flexibility.  If additional capital is raised through the issuances of shares of our common stock or securities convertible into shares of our common stock, the percentage ownership of existing shareholders will be reduced.  These shareholders may experience additional dilution in net book value per share and any additional equity securities may have rights, preferences and privileges senior to those of the holders of our common stock.

The market price of our common stock is likely to be highly volatile and subject to wide fluctuations.

The market price of our common stock is likely to be highly volatile and could be subject to wide fluctuations in response to a number of factors that are beyond our control, including:

●	announcements of technological innovations or new products by us, our collaborative partners or our present or potential competitors;

●	announcements by us or others of results of validation studies and clinical trials;

●	developments or disputes concerning patent or other proprietary rights;

●	adverse legislation, including changes in governmental regulation and the status of our regulatory approvals or applications;

●	changes in healthcare policies and practices; and

●	economic and other external factors, including general market conditions.

In addition, the stock market has experienced significant price and volume fluctuations that have particularly affected the market price of the stock of many early-stage companies and that often have been unrelated or disproportionate to the operating performance of these companies.  Market fluctuations such as these may seriously harm the market price of our common stock.  Further, securities class action suits have been filed against companies following periods of market volatility in the price of their securities.  If such an action is instituted against us, we may incur substantial costs and a diversion of management attention and resources, which would seriously harm our business, financial condition and results of operations.

We identified a material weakness in our internal control over financial reporting during the assessment of our internal controls that we performed in connection with the preparation of the audited consolidated financial statements included in this report.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require management to complete an annual assessment of our internal control over financial reporting.  During the preparation of our audited consolidated financial statements for the year ended December 31, 2009, we identified a control deficiency that has been classified as material weaknesses in our internal control over financial reporting.  A material weakness is a control deficiency that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by employees in the normal course of their assigned functions.  Based on the material weaknesses identified, management concluded that our internal control over financial reporting was not effective as of December 31, 2009.

The standards that must be met for management to assess the internal control over financial reporting are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards.  We may encounter problems or delays in completing the activities necessary to make future assessments of our internal control over financial reporting and completing the implementation of any necessary improvements.  Future assessments may require us to incur substantial costs and may require a significant amount of time and attention of management, which could seriously harm our business, financial condition and results of operations.  If we are unable to assess our internal control over financial reporting as effective in the future, investors may lose confidence in us and our stock may be negatively impacted.

We are not required to obtain an attestation report on our assessment of our internal control over financial reporting from an independent registered public accounting firm, which may cause investors to lose confidence in us and cause our stock to be negatively impacted.

Under rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we are not required to obtain from our independent registered public accounting firm an attestation report on our assessment of our internal control over financial reporting.  If we do not voluntarily seek to obtain an unqualified attestation report on our assessment from our independent registered public accounting firm, or if we seek to obtain such a report but our independent registered public accounting firm is unable to provide one to us, investors may lose confidence in us and our stock may be negatively impacted.

We are not subject to certain of the corporate governance provisions of the Sarbanes-Oxley Act of 2002 and, without voluntary compliance with such provisions, will not receive the benefits and protections they were enacted to provide.

Since our common stock is not listed for trading on a national securities exchange, we are not subject to certain of the corporate governance rules established by the national securities exchanges pursuant to the Sarbanes-Oxley Act of 2002.  These rules relate to independent director standards, director nomination procedures, audit and compensation committees standards, the use of an audit committee financial expert and the adoption of a code of ethics.

Our board of directors currently consists of Helen R. Park, who is our Interim Chief Executive Officer and Interim Chief Financial Officer, and Ira L. Goldknopf, who is our President, Chief Scientific Officer and Secretary.  Ms. Park and Dr. Goldknopf are not “independent directors” as such term is defined by any of the national securities exchanges or inter-dealer quotation systems.  Our board of directors has not created a separately-designated standing audit committee, and Ms. Park and Dr. Goldknopf do not qualify as “audit committee financial experts” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act.  Unless we voluntarily elect to fully comply with all of these rules, we will not receive the benefits and protections they were enacted to provide.

Our operating results may fluctuate significantly, and these fluctuations may cause our stock price to fall.

Our operating results will likely vary in the future primarily as the result of fluctuations in our billings, revenue and operating expenses.  We expect to continue to incur increases in operating expenses in the future as we continue engaging in selling and marketing activities, develop new diagnostic tests, hire additional personnel and comply with state and federal laws applicable to our business and SEC reporting requirements.  If our results of operations do not meet the expectations of our shareholders or the investment community, the price of our common stock may decline.

Our shares of common stock are not listed for trading on a national securities exchange or the Nasdaq Stock Market.

Our common stock currently trades on the OTC Bulletin Board and is not listed for trading on any national securities exchange or the Nasdaq Stock Market (“NASDAQ”).  Investments in securities trading on the OTC Bulletin Board are generally less liquid than investments in securities trading on a national securities exchange or the NASDAQ.  The failure of our shares to be approved for trading on a national securities exchange or the NASDAQ may have the effect of limiting the trading activity of our common stock and reducing the liquidity of an investment in our common stock.

We have never paid any dividends on our common stock and do not intend to pay any dividends on our common stock in the foreseeable future.

We have never paid any dividends on our common stock and do not intend to pay any dividends on our common stock in the foreseeable future.  We intend to use any cash generated from our operations for reinvestment in the growth of our business.  Any determination to pay dividends in the future will be made by our board of directors and will depend upon our results of operations, financial condition, contractual restrictions, restrictions imposed by applicable law and other factors deemed relevant by our board of directors.  Accordingly, realization of a gain on shareholders’ investments will depend on the appreciation of the price of our common stock.  We can provide no assurance that our common stock will appreciate in value or even maintain the price at which shareholders purchased their shares.

If our executive officers, directors and principal shareholders choose to act together, they may be able to control our management and operations, which may prevent us from taking actions that may be favorable to you.

Our executive officers, directors and principal shareholders, and their respective affiliates, beneficially own approximately 16.3% of our outstanding common stock.  In addition, Dr. Ira L. Goldknopf owns 100% of our Series B Preferred Stock, which gives him that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.  These shareholders, acting together, have the ability to exert substantial influence over any matters requiring approval by our shareholders, including the election and removal of directors and any proposed merger, consolidation or sale of all or substantially all of our assets.  In addition, they could dictate the management of our business and affairs.  This concentration of ownership could have the effect of delaying, deferring or preventing a change in control of us or impeding a merger or consolidation, takeover or other business combination that could be favorable to you.

Applicable SEC rules governing the trading of “penny stocks” may limit the trading and liquidity of our common stock which may affect the trading price of our common stock.

Our common stock is a “penny stock” as defined under Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is accordingly subject to SEC rules and regulations that impose limitations upon the manner in which our common stock can be publicly traded.  These regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks.  Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive such purchaser’s written agreement to a transaction prior to sale.  These regulations may have the effect of limiting the trading activity of our common stock and reducing the liquidity of an investment in our common stock.

RISKS RELATING TO ROZETTA-CELL

Rozetta-Cell has a history of losses and may never achieve sustained profitability.

Since its inception, Rozetta-Cell has incurred net losses, including a net loss of approximately $200 for the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.  In addition, Rozetta-Cell’s interim financial statements attached as Annex H to this proxy statement contain an explanatory paragraph regarding going-concern uncertainty.  Rozetta-Cell has not yet completed the development, including obtaining regulatory approvals, of any product candidates and, consequently, has not generated revenue from the sale of products.  Even if Rozetta-Cell succeeds in developing and commercializing a product candidate in the future or licenses intellectual property to third parties in the future, Rozetta-Cell expects to incur losses for the foreseeable future.  Rozetta-Cell also expects to continue to incur significant operating and capital expenditures and anticipates that its expenses will increase substantially in the foreseeable future as it:

●	continues the development and preparation for possible commercialization of its future product candidates, including establishing sales and marketing capabilities;

●	continues preclinical development and commences clinical development of other product candidates;

●	expands its development programs; and

●	increases administrative functions.

Rozetta-Cell also expects to experience negative cash flow for the foreseeable future as it funds its operating losses and capital expenditures.  Rozetta-Cell will need to generate significant revenue to achieve profitability.  Rozetta-Cell may not be able to generate this revenue, and may never achieve profitability. Even if Rozetta-Cell does become profitable, the combined company may not be able to sustain or increase profitability on a quarterly or annual basis.

If Rozetta-Cell cannot raise additional capital on acceptable terms, it may be unable to complete planned clinical trials, obtain regulatory approvals, develop future product candidates or continue as a going concern.

Rozetta-Cell will require substantial future capital in order to continue to conduct the research and development activities and obtain the regulatory approvals necessary to bring future product candidates to fruition.  During the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, Rozetta-Cell’s net cash used in operating activities was approximately $69,000, and as of January 21, 2011, Rozetta-Cell owed approximately $ 186,000 to Waco Capital Management, Inc. (“Waco Capital”). Rozetta-Cell’s future capital requirements depend on many factors, including:

●	the time and costs involved in obtaining regulatory approvals;

●	delays that may be caused by evolving requirements of regulatory agencies;

●	the number of product candidates that Rozetta-Cell pursues in the future;

●	the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims;

●	Rozetta-Cell’s ability to establish and maintain selected strategic alliances; and

●	the acquisition of technologies or products and other business opportunities that require financial commitments.

 If Rozetta-Cell cannot obtain adequate funds, it may:

●	terminate or delay research and development activities related to the creation of new intellectual property;

●	curtail programs that are designed to identify new product candidates;

●	not be in a position to acquire technologies or pursue other business opportunities that require financial commitments; and/or

●	relinquish rights to its any product candidates and intellectual property it develops or acquires in the future.

If Rozetta-Cell is not able to raise additional funding, it may not be able to realize value from its assets and discharge its liabilities in the normal course of business.  All of these factors raise substantial doubt about Rozetta-Cell’s ability to continue as a going concern.  If Rozetta-Cell becomes unable to continue as a going concern, it may have to liquidate its assets, and it might realize significantly less than the values at which they are carried on Rozetta-Cell’s financial statements.   Rozetta-Cell’s interim financial statements attached as Annex H to this proxy statement contain an explanatory paragraph regarding going-concern uncertainty.

Competition in the biotechnology industries is intense, and competitive products may impede market acceptance of any products candidates Rozetta-Cell develops in the future.

Rozetta-Cell’s business is characterized by efforts to research, develop and acquire intellectual property complementary to the focus of its business.  Rozetta-Cell’s competitors may have or may develop superior technologies or approaches, which may provide them with competitive advantages.  Technology in the biotechnology industry has undergone rapid and significant change, and Rozetta-Cell expects that it will continue to do so.  Any compounds, products or processes that Rozetta-Cell develops may become obsolete or uneconomical before Rozetta-Cell recovers any expenses incurred in connection with their development.  The success of Rozetta-Cell’s future product candidates will depend upon factors such as product efficacy, safety, reliability, availability, timing, scope of regulatory approval, acceptance and price, among other things.  Other important factors to Rozetta-Cell’s success include speed in developing product candidates, completing clinical development and laboratory testing, obtaining regulatory approvals, and manufacturing and selling commercial quantities of potential products to the market.

Rozetta-Cell’s future product candidates may fail to achieve market acceptance with its target customers.  Rozetta-Cell’s target customers may conclude that Rozetta-Cell’s future product candidates are less safe or effective or otherwise less attractive than competitors’ existing products.  If Rozetta-Cell’s future product candidates do not receive market acceptance for any reason, its revenue potential would be diminished, which would materially adversely affect its ability to become profitable.  Most of Rozetta-Cell’s competitors have substantially greater capital resources, research and development staffs, facilities and experience in conducting clinical trials and obtaining regulatory approvals, as well as in manufacturing and marketing biotechnology products.  As a result, they may achieve product commercialization or patent protection earlier than Rozetta-Cell.

Rozetta-Cell has no experience selling, marketing or distributing products and has minimal capabilities to do so.

If Rozetta-Cell develops any product candidates in the future, it will have to establish a sales and marketing organization with appropriate technical expertise and distribution capability. At present, Rozetta-Cell has no sales or marketing employees. Factors that may inhibit Rozetta-Cell’s efforts to sell its products without strategic partners or licensees include:

●	difficulty in recruiting and retaining adequate numbers of effective sales and marketing personnel;

●	the inability of Rozetta-Cell to obtain access to and hire sales personnel to market and sell Rozetta-Cell’s products;

●	the lack of complementary products to be offered by sales personnel, which may put Rozetta-Cell at a competitive disadvantage against companies with broader product lines; and

●	unforeseen costs associated with creating an independent sales and marketing organization.

As an alternative to establishing its own sales and marketing organization, Rozetta-Cell may engage other biotechnology companies with an existing distribution systems and direct sales organizations to assist it.  Rozetta-Cell may not be able to negotiate favorable distribution partnering arrangements, if at all. To the extent Rozetta-Cell enters co-promotion or other licensing arrangements, any revenue it receives will depend on the efforts of third parties and will not be under its control.

If Rozetta-Cell is unable to protect its intellectual property rights, its competitors may develop and market products with similar features that may reduce demand for Rozetta-Cell’s potential products.

Rozetta-Cell plans to seek protection for all intellectual property that it develops or acquires in the future by filing U.S. and foreign patent applications related to its important proprietary technology, inventions and improvements. Because the patent position of biotechnology companies involves complex legal and factual questions, the issuance, scope and enforceability of patents cannot be predicted with certainty.  Patents, if issued, may be challenged, invalidated or circumvented. U.S. patents and patent applications may also be subject to interference proceedings, and U.S. patents may be subject to reexamination proceedings in the USPTO and foreign patents may be subject to opposition or comparable proceedings in corresponding foreign patent offices, which proceedings could result in either loss of the patent or denial of the patent application or loss or reduction in the scope of one or more of the claims of the patent or patent application.  In addition, such interference, reexamination and opposition proceedings may be costly.  Thus, any patents that Rozetta-Cell develops or acquires may not provide any protection against competitors.  Furthermore, an adverse decision in an interference proceeding can result in a third-party receiving the patent rights sought by Rozetta-Cell, which in turn could affect Rozetta-Cell’s ability to market a potential product to which that patent filing was directed.

In addition, Rozetta-Cell’s ability to enforce its patent rights depends on its ability to detect infringement.  It is difficult to detect infringers who do not advertise the compounds that are used in their products.  Any litigation to enforce or defend its patent rights, even if Rozetta-Cell prevails, could be costly and time-consuming and would divert the attention of management and key personnel from business operations.

Rozetta-Cell may incur substantial costs enforcing its patents, defending against third-party patents, invalidating third-party patents or licensing third-party intellectual property, as a result of litigation or other proceedings relating to patent and other intellectual property rights.

Rozetta-Cell may not have rights under some patents or patent applications that would be infringed by technologies that it uses in its research or product candidates that it may seek to develop.  Third parties may own or control these patents and patent applications in the United States and abroad.  These third parties could bring claims against Rozetta-Cell or its collaborators that would cause it to incur substantial expenses and, if successful against Rozetta-Cell, could cause Rozetta-Cell to pay substantial damages.  Further, if a patent infringement suit were brought against Rozetta-Cell or its collaborators, Rozetta-Cell could be forced to stop or delay research, development, manufacturing or sales of the product candidate that is the subject of the suit. Rozetta-Cell therefore may choose to seek, or be required to seek, a license from the third-party and would most likely be required to pay license fees or royalties or both. These licenses may not be available on acceptable terms, or at all. Even if Rozetta-Cell were able to obtain a license, the rights may be nonexclusive, which would give Rozetta-Cell’s competitors access to the same intellectual property. Ultimately, Rozetta-Cell could be prevented from developing a product, or forced to cease some aspect of its business operations, as a result of patent infringement claims, which could harm Rozetta-Cell’s business.

There has been substantial litigation and other proceedings regarding patent and other intellectual property rights in the biotechnology industries. Although Rozetta-Cell is not currently a party to any patent litigation or any other adversarial proceeding, including any interference proceeding declared before the USPTO, regarding intellectual property rights, it may become so in the future.  The cost to Rozetta-Cell of any patent litigation or other proceeding, even if resolved in its favor, could be substantial. The outcome of patent litigation is subject to uncertainties that cannot be adequately quantified in advance, including the demeanor and credibility of witnesses and the identity of the adverse party, especially in biotechnology related patent cases that may turn on the testimony of experts as to technical facts upon which experts may reasonably disagree.  Some of Rozetta-Cell’s competitors may be able to sustain the costs of such litigation or proceedings more effectively than it can because of their substantially greater financial resources.  If a patent or other proceeding is resolved against Rozetta-Cell, Rozetta-Cell may be enjoined from researching or developing its products without a license from the other party and Rozetta-Cell may be held liable for significant damages. Rozetta-Cell may not be able to obtain any required license on commercially acceptable terms or at all.

Uncertainties resulting from the initiation and continuation of patent litigation or other proceedings could harm Rozetta-Cell’s ability to compete in the marketplace. Patent litigation and other proceedings may also absorb significant management time.

THE COMPANIES

Power3

Power3 Medical Products, Inc. is a leading bio-technology company focused on the development of innovative diagnostic tests in the fields of cancer and neurodegenerative diseases such as Alzheimer’s disease, Parkinson’s disease and amyotrophic lateral sclerosis (commonly known as ALS or Lou Gehrig’s disease). Power3 applies proprietary methodologies to discover and identify protein biomarkers associated with diseases. Through these processes, Power3 has developed a portfolio of products including BC-SeraPro™, a proteomic blood serum test for the early detection of breast cancer for which it has completed Phase I clinical trials, and NuroPro®, a proteomic blood serum test for the detection of neurodegenerative diseases, including Alzheimer’s, Parkinson’s and ALS diseases, for which it is currently engaged in Phase II clinical trials.  These tests are designed to analyze an individual’s proteins to detect the presence of disease, a patient’s disease progression, a patient’s response to a particular drug, and the mechanisms of disease present in the patient for optimal targeted therapy.

Power3 was originally incorporated in Florida in May 1992 and reincorporated in New York in December 1994.  The address of its principal executive office is 26022 Budde Road, The Woodlands, Texas 77380 and its telephone number is (281) 298-7944.  The Power3 website address is www.power3medical.com.  The information on this website is not incorporated into this proxy statement, and you should not consider it part of this proxy statement.

Rozetta-Cell

Rozetta-Cell Life Sciences, Inc. is a medical bio-technology company that concentrates on stem cell therapy using human autologous material.  Its mission is to cure a variety of diseases through the creation of personalized stem cell therapies.  Rozetta-Cell will acquire a patent in the area of stem cell transfusion, stem cell protection during therapy, and stem cell imaging pre-therapy, during therapy and post-therapy using innovative technologies immediately upon an acquisition of Rozetta-Cell by a publicly-traded company if the acquisition is completed by June 30, 2011.  The proposed acquisition of Rozetta-Cell by Power3 will constitute such an acquisition if it is completed by June 30, 2011.  Accordingly, if Power3 completes the acquisition of Rozetta-Cell by June 30, 2011, Power3 will obtain this patent.

Rozetta-Cell was incorporated in the State of Delaware on May 14, 2010 and reincorporated in the State of Nevada in July 2010.  Rozetta-Cell’s principal executive office is located at 214 Nursery Road, Spring, Texas 77380. The Rozetta-Cell website address is www.rozetta-celllifesciences.com.  The information on this website is not incorporated into this proxy statement, and you should not consider it part of this proxy statement.

THE SPECIAL MEETING OF POWER3 SHAREHOLDERS

Date, Time and Place

The special meeting of Power3 shareholders will be held on _____________, 2011 at ________ a.m., local time, at the offices of Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas  77380.  We are sending this proxy statement to you in connection with the solicitation of proxies by the Power3 board of directors for use at the Power3 special meeting and any adjournments or postponements of the special meeting.

Proposals to be Voted Upon

The purposes of the Power3 special meeting are:

1.	To consider and vote upon the issuance of shares of Power3 common stock in the merger;

2.	To consider and vote upon an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000;

3.	To consider and vote upon a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”;

4.	To consider and vote upon a change of Power3’s state of incorporation from New York to Nevada;

5.	To consider and vote upon the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan;

6.	To consider and vote upon the addition of a provision to the Nevada Charter opting out of the Nevada Control Share Acquisition Statute;

7.	To consider and vote upon the addition of a provision to the Nevada Charter opting out of the Nevada Business Combinations Statute;

8.
To consider and vote upon a proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively;

9.	To consider and vote upon the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors;

10.
To consider and vote upon the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws;

11.	To consider and vote upon the addition of a provision to the Nevada Charter Documents to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law;

12.	To consider and vote upon the addition of a provision to the Nevada Charter Documents to limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law;

13.
To consider and vote upon an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2; and

14.	To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Only holders of record of Power3 common stock and Series B Preferred Stock at the close of business on the record date, which is January 25, 2011, are entitled to notice of, and to vote at, the Power3 special meeting.  There were 1,177 holders of record of Power3 common stock at the close of business on the record date.  Because many of the shares of Power3 common stock are held by brokers and other institutions on behalf of shareholders, Power3 is unable to estimate the total number of shareholders represented by institutions.  At the close of business on the record date, 472,237,565 shares of Power3 common stock were issued and outstanding and entitled to vote.  Each share of Power3 common stock entitles the holder thereof to one vote on each matter submitted for shareholder approval. The shares of Power3 Series B Preferred Stock entitle the holders thereof to have an aggregate number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.  As a result, on the record date, the Power3 Series B Preferred Stock will be entitled to 474,237,566 votes at the meeting.  Since Ira L. Goldknopf is the only holder of Power3’s Series B Preferred Stock, he will have the ability to cast 474,237,566 votes for or against each proposal submitted to the shareholders at the meeting.  See “Power3 Security Ownership by Certain Beneficial Owners” for information regarding persons known to the management of Power3 to be the beneficial owners of more than 5% of the outstanding shares of Power3 common stock.

Voting and Revocation of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the board of directors of Power3 for use at the Power3 special meeting.

If you are a shareholder of record, you may vote in person at the special meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, Power3 urges you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the special meeting and Power3 will give you a ballot when you arrive.

●
To vote using the proxy card, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided.  If you return your signed proxy card to Power3 before the special meeting, Power3 will vote your shares as you direct.

●	To vote through the Internet, go to www.proxyease.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Standard Time, on ___________________, 2011 to be counted.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Power3.  Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Power3 provides Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

All properly executed proxies that are not revoked will be voted at the Power3 special meeting and at any adjournments or postponements of the special meeting in accordance with the instructions contained in the proxy.  If a holder of Power3 common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted “FOR” Proposal No. 1 to approve the issuance of shares of Power3 common stock in the merger; “FOR” Proposal No. 2 to approve an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000; “FOR” Proposal No. 3 to approve a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”; “FOR” Proposal No. 4 to approve a change of Power3’s state of incorporation from New York to Nevada; “FOR” Proposal No. 5 to approve the adoption of the Power3 Medical Products, Inc. 2011 Stock Incentive Plan; “FOR” Proposal No. 6 to approve the addition of a provision to the Nevada Charter opting out of the Nevada Control Share Acquisition Statute; “FOR” Proposal No. 7 to approve the addition of a provision to the Nevada Charter opting out of the Nevada Business Combinations Statute; “FOR” Proposal No. 8 to approve the proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively; “FOR” Proposal No. 9 to approve the addition of a provision to the Nevada Bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors; “FOR” Proposal No. 10 to approve the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws; “FOR” Proposal No. 11 to approve the addition of a provision to the Nevada Charter to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law; “FOR” Proposal No. 12 to approve the addition of a provision to the Nevada Charter to limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law; and “FOR” Proposal No. 13 to approve an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.

A Power3 shareholder who has submitted a proxy may revoke it at any time before it is voted at the Power3 special meeting by executing and returning a proxy bearing a later date, providing proxy instructions via the Internet (your latest Internet proxy is counted), filing a written notice of revocation with the Secretary of Power3 stating that the proxy is revoked, or attending the special meeting and voting in person.

Required Vote

The presence, in person or by proxy, at the special meeting of the holders of a majority of the shares of Power3 common stock outstanding and entitled to vote at the special meeting is necessary to constitute a quorum at the meeting.  Abstentions and broker non-votes will be counted towards a quorum.

The affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal No. 1. The affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal Nos. 2 through 4 and 6 through 13.  A majority of the votes cast in favor of Proposal No. 5 at the Power3 special meeting by the holders of outstanding shares of Power3 common stock and Series B Preferred Stock entitled to vote thereon and voting together as a single class is required for approval of such action.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For”, “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes will be counted towards the vote total for each proposal except for Proposal No. 5 and will have the same effect as “Against” votes.  Abstentions and broker non-votes will not be counted towards the vote total for Proposal Nos. 5 and will have no effect on this proposal.

As of the record date for the special meeting, the directors and executive officers of Power3 owned approximately 16.3% of the outstanding shares of Power3 common stock entitled to vote at the meeting.  In addition, Ira L. Goldknopf, the President, Chief Scientific Officer, Secretary and Chairman of the Board of Power3, owns 100% of the outstanding Series B Preferred Stock, which gives him that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.

Series B Preferred Stock

                The outstanding shares of Power3 Series B Preferred Stock have that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.  On the record date, there were 472,237,565 shares of Power3 common stock outstanding and entitled to vote at the meeting.  Since each holder of record of Power3 common stock will be entitled to one vote for each share of common stock held on the record date, the Power3 Series B Preferred Stock will be entitled to 474,237,566 votes at the meeting.  Since Ira L. Goldknopf is the only holder of Power3’s Series B Preferred Stock, he will have the ability to cast 472,237,566 votes for or against each proposal submitted to the shareholders at the meeting.

Solicitation of Proxies

This proxy statement is being used to solicit proxies on behalf of the Power3 board of directors for the special meeting, including any adjournments or postponements of the meeting.  In addition to solicitation by mail and the Internet, the directors, officers, employees and agents of Power3 may solicit proxies from Power3’s shareholders in person, by telephone, by facsimile or by e-mail.  Power3 will bear the costs of the solicitation of proxies from its shareholders. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Power3 common stock for the forwarding of solicitation materials to the beneficial owners of Power3 common stock.  Power3 may reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.  Directors and employees will not be paid any additional compensation for soliciting proxies.

Other Matters

As of the date of this proxy statement, the Power3 board of directors does not know of any business to be presented at the Power3 special meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Recommendation of Power3’s Board of Directors

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ISSUANCE OF SHARES OF POWER3 COMMON STOCK IN THE MERGER IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED SUCH ISSUANCE. THE SPECIAL COMMITTEE OF POWER3’S BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO APPROVE THE ISSUANCE OF SHARES OF POWER3 COMMON STOCK IN THE MERGER.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT AN INCREASE IN THE NUMBER OF SHARES OF POWER3 COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 600,000,000 TO 3,100,000,000 IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE INCREASE.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE INCREASE IN THE NUMBER OF SHARES OF POWER3 COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 600,000,000 TO 3,100,000,000.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT A CHANGE OF THE NAME OF THE COMPANY FROM “POWER3 MEDICAL PRODUCTS, INC.” TO “ROZETTA-CELL LIFE SCIENCES, INC.” IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE CHANGE.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE CHANGE OF THE NAME OF THE COMPANY.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE CHANGE OF POWER3’S STATE OF INCORPORATION FROM NEW YORK TO NEVADA IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE CHANGE. THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE CHANGE OF POWER3’S STATE OF INCORPORATION FROM NEW YORK TO NEVADA.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT ADOPTION OF THE POWER3 MEDICAL PRODUCTS, INC. 2011 STOCK INCENTIVE PLAN IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADOPTION OF THE PLAN. THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO APPROVE THE ADOPTION OF THE POWER3 MEDICAL PRODUCTS, INC. 2011 STOCK INCENTIVE PLAN.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING OUT OF NEVADA’S CONTROL SHARE ACQUISITION STATUTE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADDITION OF THE PROVISION.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING OUT OF NEVADA’S CONTROL SHARE ACQUISITION STATUTE.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING OUT OF THE NEVADA BUSINESS COMBINATIONS STATUTE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADDITION OF THE PROVISION.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 7 TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING OUT OF THE NEVADA BUSINESS COMBINATIONS STATUTE.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE PROPOSAL TO REMOVE THE PROVISION STATING THE NUMBER OF DIRECTORS OF POWER3 FROM THE NEVADA CHARTER SO THAT THE NUMBER OF DIRECTORS OF POWER3 WILL BE STATED IN THE NEVADA BYLAWS EXCLUSIVELY IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE PROPOSAL.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 9 TO REMOVE THE PROVISION CONTAINING THE NUMBER OF DIRECTORS OF POWER3 FROM THE NEVADA CHARTER.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ADDITION OF A PROVISION TO THE NEVADA BYLAWS FIXING THE NUMBER OF DIRECTORS OF POWER3 AT NO LESS THAN ONE DIRECTOR AND NO MORE THAN NINE DIRECTORS IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADDITION OF THE PROVISION.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 8 TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA BYLAWS FIXING THE NUMBER OF DIRECTORS OF POWER3 AT NO LESS THAN ONE DIRECTOR AND NO MORE THAN NINE DIRECTORS.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ADDITION OF A PROVISION TO THE NEVADA BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS TO A NUMBER OUTSIDE THE RANGE SPECIFIED IN THE BYLAWS IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADDITION OF THE PROVISION.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 10 TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS TO A NUMBER OUTSIDE THE RANGE SPECIFIED IN THE BYLAWS.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ADDITION OF A PROVISION TO THE NEVADA CHARTER DOCUMENTS TO PROVIDE INDEMNIFICATION TO POWER3’S OFFICERS AND DIRECTORS TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADDITION OF THE PROVISION.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 11 TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA CHARTER DOCUMENTS TO PROVIDE INDEMNIFICATION TO POWER3’S OFFICERS AND DIRECTORS TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE ADDITION OF A PROVISION TO THE NEVADA CHARTER DOCUMENTS TO LIMIT THE LIABILITY OF ITS OFFICERS AND DIRECTORS TO THE FULLEST EXTENT PERMITTED BY NEVADA LAW IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED THE ADDITION OF THE PROVISION.  THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 12 TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA CHARTER DOCUMENTS TO LIMIT THE LIABILITY OF ITS OFFICERS AND DIRECTORS TO THE MAXIMUM EXTENT PERMITTED BY NEVADA LAW.

THE POWER3 BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT ADJOURNING THE POWER3 SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 1 AND 2 IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, POWER3 AND ITS SHAREHOLDERS AND HAS APPROVED AND ADOPTED THE PROPOSAL. ACCORDINGLY, THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3 SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 13 TO ADJOURN THE POWER3 SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 1 AND 2.

PROPOSAL NO. 1

APPROVAL OF THE ISSUANCE OF SHARES OF
POWER3 COMMON STOCK IN THE MERGER

General Description of the Merger

At the effective time, Rozetta-Cell will be merged with and into Power3, whereupon the separate corporate existence of Rozetta-Cell will cease and Power3 will continue as the surviving company.  In the merger, all shares of Rozetta-Cell capital stock will be cancelled and the Rozetta-Cell shareholders will receive a total of 1,000,000,000 shares of Power3 common stock equal to approximately 68% of the outstanding shares of common stock of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities. There will be no adjustment to the total number of shares of Power3 common stock to be issued to Rozetta-Cell shareholders for changes in the market price of Power3 common stock.  The aggregate amount of merger consideration will be allocated to holders of Rozetta-Cell common stock in accordance with the terms of the merger agreement.  Each Rozetta-Cell shareholder will receive 10 shares of Power3 common stock for each share of Rozetta-Cell common stock that they own on the date the merger is consummated.  No fractional shares of Power3 common stock will be issued in the merger.  Instead, each Rozetta-Cell shareholder otherwise entitled to a fractional share of Power3 common stock (after aggregating all fractional shares of Power3 common stock issuable to such shareholder) will receive that number of shares of Power3 common stock that such shareholder would have received if such fractional share of Power3 common stock was rounded up to the nearest whole number (see the section entitled, “The Merger Agreement” beginning on page 81 of this proxy statement.  If approved, the merger will be effective upon the filing of a certificate of merger and articles of merger with the Secretary of State of the State of New York and Nevada, respectively.

Background of the Merger

As a part of the continuous evaluation of its business, Power3 has regularly considered a variety of strategic transactions with a view toward increasing shareholder value.  In furtherance thereof, Power3 has explored different strategic alternatives, including acquisitions of complementary companies and licenses of complementary intellectual property.

On September 9, 2008, Ira L. Goldknopf, then the sole member of Power3’s board of directors, determined that it would be in the best interests of Power3’s shareholders for Power3 to explore the possibility of entering into one or more strategic transactions, such as an acquisition of a complementary company or complementary intellectual property, in an effort to enhance shareholder value.

On September 15, 2008, Helen R. Park, who had just been appointed interim Chief Executive Officer of Power3 on September 4, 2008, met with Dr. Goldknopf at the offices of Power3 in The Woodlands, Texas and provided Dr. Goldknopf with a brief overview of StemTroniX, Inc., a Texas corporation (“StemTroniX”). StemTroniX is a medical biotechnology company that uses autologous adult stem cell technology to repair tissue damage in patients. Ms. Park had founded StemTroniX in March 2008 and served as its Chief Executive Officer. At the meeting, Ms. Park described StemTroniX’s intellectual property and the manner by which it could be combined with Power3’s intellectual property.

On October 9, 2008, Power3 and StemTroniX entered into a letter of intent pursuant to which Power3 would acquire StemTroniX. During the following months, Power3 and StemTroniX put the acquisition on hold and focused their time and resources on their respective businesses.

On January 8, 2010, Ms. Park and Dr. Goldknopf met at the offices of Power3 in The Woodlands, Texas and revisited the possibility of Power3 acquiring StemTroniX.

On February 9, 2010, Power3 entered into a definitive merger agreement to acquire StemTroniX.

In April 2010, during Power3’s due diligence review of StemTroniX, Power3 discovered that StemTroniX was involved in litigation with one of its principal shareholders regarding the validity of shares issued by StemTroniX to the shareholder. While the case was pending, the shareholder obtained an injunction that prohibited Power3 and StemTroniX from completing the merger until the litigation had been resolved. Power3 was concerned about whether the merger would be completed in a reasonable amount of time and about the possibility of future litigation involving StemTroniX and its capitalization. Power3 had the right to terminate the merger agreement at any time if it was not satisfied with the results of its due diligence review in Power3’s sole and absolute discretion. On May 6, 2010, Power3 exercised its right to terminate the merger agreement with StemTroniX.

On June 4, 2010, Ms. Park met with Sara M. Parks, the Chief Executive Officer of Rozetta-Cell, at Power3’s offices in The Woodlands, Texas.  The parties provided each other with brief, general overview of their respective businesses and intellectual property rights.  Ms. Park discussed Power3’s development over the past five years and its intellectual property portfolio.  Ms. Parks discussed Rozetta-Cell’s interest in evaluating proposals for an acquisition of Rozetta-Cell and that Rozetta-Cell is a party to an agreement through which it will obtain a patent relating to stem cell transfusion, protection and imaging if Rozetta-Cell is acquired by a publicly-traded company by June 30, 2011.  As a result of the meeting, Ms. Park identified Rozetta-Cell as a company that may be a suitable transaction candidate for Power3.

On June 8, 2010, at a Power3 board of directors meeting, Ms. Park introduced Rozetta-Cell as being a party that may be complementary to Power3 and that may be interested in completing a potential transaction with Power3.  Power3 and Rozetta-Cell entered into a mutual non-disclosure agreement governing the exchange of confidential information for the purpose of exploring a possible transaction.

On June 21, 2010, Ms. Parks met with Dr. Goldknopf and Ms. Park for the purpose of exchanging company information under the nondisclosure agreement.  Specifically, Ms. Parks provided Dr. Goldknopf and Ms. Park with a copy of Rozetta-Cell’s executive business plan and a copy of an agreement granting Rozetta-Cell rights to acquire a patent application in the area of stem cell transfusion, stem cell protection, and stem cell imaging.  Dr. Goldknopf and Ms. Park provided Ms. Parks with copies of Power3’s Annual Report on Form 10-K for the year ended December 31, 2009 and Power3’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010, as well as copies of each of the patent applications that Power3 has filed with the USPTO.

On June 28, 2010, Ms. Parks met with Dr. Goldknopf and Ms. Park at Power3’s offices in The Woodlands, Texas and gave a presentation to Dr. Goldknopf and Ms. Park describing the current operations of Rozetta-Cell, its patent rights and its future growth plans.  Specifically, Ms. Parks described the prospects for the patent underlying Rozetta-Cell’s patent rights in the area of stem cell research and CD biomarkers and Rozetta-Cells search for potential business partners operating in this field.  Also at the meeting, Ms. Park and Dr. Goldknopf described Power3’s need to obtain funds so as to continue being able to pay its operating expenses as they are incurred.  Ms. Park stated that she would discuss Power3’s need for funds with Thomas Waite, President of Waco Capital, which owns 30% of Rozetta-Cell’s outstanding common stock, to see if Waco Capital would be willing to loan funds to Rozetta-Cell so that Rozetta-Cell could, in turn, loan funds to Power3.

On July 5, 2010, Ms. Parks met with Dr. Goldknopf and Ms. Park at Power3’s offices in The Woodlands, Texas to discuss Rozetta-Cell’s proposal for providing funds to Power3.  Ms. Parks stated that Rozetta-Cell would loan funds to Power3 on an as-needed basis until the merger is completed.  Rozetta-Cell would obtain the funds from Waco Capital.  The loans would be interest free and payable on demand.  In the event the merger is not completed, Power3 would be obligated to repay the amount of funds borrowed from Rozetta-Cell when requested by Rozetta-Cell.  Dr. Goldknopf and Ms. Park agreed to these terms.

On July 9, 2010, Dr. Goldknopf and Ms. Park discussed their duties of care and good faith under the NYBCL to Power3 and Power3’s shareholders with respect to the potential acquisition of Rozetta-Cell.  They also discussed the methods by which the patent underlying Rozetta-Cell’s patent rights could be integrated with Power3’s patent application portfolio in the event Power3 acquired Rozetta-Cell.  Dr. Goldknopf and Ms. Park concluded that the combination of Rozetta-Cell’s stem cell imaging technology with Power3’s CD biomarkers would enable Power3 to provide a complete package for adult stem cell therapy.

On July 23, 2010, Ms. Park and Dr. Goldknopf discussed terms for a potential acquisition of Rozetta-Cell.  Specifically, Dr. Goldknopf discussed with Ms. Park his belief that, in the event Power3 decided to acquire Rozetta-Cell, Power3 would be best served by issuing shares of Power3 common stock in exchange for all of Rozetta-Cell’s outstanding shares of common stock because the exchange would most likely constitute a non-taxable reorganization under the Internal Revenue Code.  Ms. Park and Dr. Goldknopf decided to research the patent underlying Rozetta-Cell’s patent rights in greater detail so that they would be able to better determine the fair market value of the patent to Power3.

During July 2010, Rozetta-Cell loaned Power3 $4,800 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

On August 6, 2010, Dr. Goldknopf and Ms. Park discussed the results of the research they had each conducted on the patent underlying Rozetta-Cell’s patent rights.  Based on the collective scientific knowledge, experience and research of Dr. Goldknopf and Ms. Park, in combination with their general knowledge and understanding of the financial value of patents and patent rights, Dr. Goldknopf and Ms. Park estimated that the patent underlying Rozetta-Cell’s patent rights was worth between $25 million and $35 million to Power3.  Dr. Goldknopf and Ms. Park attributed between $15 million and $25 million to the inherent value of the the patent underlying patent rights, and an additional $10 million to the benefit that Power3 would obtain as a result of the combination of the patent underlying Rozetta-Cell’s patent rights with Power3’s intellectual property portfolio.  Dr. Goldknopf and Ms. Park believed that the addition of the patent underlying Rozetta-Cell’s patent rights would not only broaden the intellectual property portfolio of Power3, but would provide Power3 with a complete package for adult stem cell therapy and greatly accelerate the development of potential product candidates by Power3.

On August 9, 2010, Dr. Goldknopf presented to Ms. Park a term sheet with proposed terms for a possible acquisition of Rozetta-Cell.  In the term sheet, Dr. Goldknopf proposed that Power issue a total of 1,000,000,000 shares of Power3 common stock to the shareholders of Rozetta-Cell.  Based on the closing price of Power3’s common stock on that date, Dr. Goldknopf’s proposal valued Rozetta-Cell at approximately $25 million.  Dr. Goldknopf and Ms. Park discussed Dr. Goldknopf’s proposal and determined that Power3 would need to increase the number of shares it was authorized to issue because Power3 was only authorized to issue a total of 600,000,000 shares of common stock.

On August 15, 2010, Dr. Goldknopf and Ms. Park discussed Dr. Goldknopf’s final proposal for a possible merger between Power3 and Rozetta-Cell.  Specifically, they discussed the necessity of including a condition in the merger agreement that Power3 increase the number of shares of common stock that it was authorized to issue to 3,100,000,000 shares.  This would provide Power3 with the flexibility to issue securities for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to issue shares (or reserve additional shares for issuance) under additional employee benefit plans, to acquire other companies and to grant warrants and other securities convertible into shares of Power3’s common stock.

On August 23, 2010, Dr. Goldknopf sent a term sheet to Ms. Parks offering to acquire Rozetta-Cell through a merger pursuant to which Power3 would issue a total of 1,000,000,000 shares of its common stock to Rozetta-Cell’s shareholders in exchange for all of Rozetta-Cell’s issued and outstanding common stock.

During August 2010, Rozetta-Cell loaned Power3 $24,600 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

On September 1, 2010, Dr. Goldknopf, Ms. Park and Ms. Parks met at the offices of Power3 in The Woodlands, Texas and discussed the terms and conditions of the definitive merger agreement, including increasing the number of share of Power3 common stock authorized for issuance from 600,000,000 to a number high enough to ensure that enough shares of Power3 common stock would be available for issuance to the Rozetta-Cell shareholders upon the consummation of the merger. In connection therewith, they discussed the need for Power3 to file a proxy statement with the SEC regarding the merger and the increase in authorized shares.  They also discussed Power3’s decision to reincorporate in Nevada by merging Power3 with and into a newly formed, wholly-owned Nevada subsidiary, as well as Power3’s recommendation that they make additional changes to their certificate of incorporation, such as a change of the company’s name to “Rozetta-Cell Life Sciences, Inc.”, a change in the number of directors of the company, a grant of authority to the board of directors to change the number of directors, and the addition of a provision providing for the maximum indemnification and limitation of liability for Power3’s officers and directors.

On September 3, 2010, Ms. Parks met with Dr. Goldknopf and Ms. Park at the offices of Power3 in The Woodlands, Texas.  They discussed timing of the planned merger between the companies.  Specifically, they discussed the outside date by which the merger should be completed in light of the time it would take for Power3 to prepare the proxy statement and hold a meeting of shareholders.  The parties decided to use December 31, 2010 as the outside date by which the merger had to be consummated.  The parties then finalized the terms of the merger agreement.

On September 7, 2010, Dr. Goldknopf and Ms. Park reviewed the terms of the merger agreement.  After reviewing the terms of the merger agreement, Power3’s board of directors approved the merger and the merger agreement.  Power3’s board of directors then authorized management to execute the merger agreement.

On September 7, 2010, Dr. Goldknopf and Ms. Parks met at the offices of Power3 in The Woodlands, Texas and executed the merger agreement on behalf of Power3 and Rozetta-Cell.

On September 8, 2010, Power3 and Rozetta-Cell issued a joint press release announcing the execution of the merger agreement.

During September 2010, Rozetta-Cell loaned Power3 $39,400 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

During October 2010, Rozetta-Cell loaned Power3 $33,871 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

During November 2010, Rozetta-Cell loaned Power3 $13,162 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

On December 27, 2010, Ms. Parks met with Dr. Goldknopf and Ms. Park at the offices of Power3 in the Woodlands, Texas.  At the meeting, they discussed the provision of the merger agreement that state that the outside date by which the merger had to be completed was December 31, 2010.  They agreed that the merger agreement should be amended to extend the outside date of the merger to June 30, 2011.  In addition, Ms. Parks expressed her concern over the Series B Preferred Stock.  Specifically, she was concerned about the substantial voting rights of the Series B Preferred Stock and the fact that all of the shares of Series B Preferred Stock were held by Dr. Goldknopf.  Ms. Parks, Dr. Goldknopf and Ms. Park decided to add a provision to the amendment to the merger agreement to require that all of the shares of Series B Preferred Stock be converted by Dr. Goldknopf prior to the consummation of the merger.

On December 31, 2010, Power3 and Rozetta Cell entered into an amendment to the merger agreement to extend the outside date by which the merger must close to June 30, 2011 and require the conversion of all issued and outstanding shares of Power3 Series B preferred stock into Power3 common stock by the holders thereof subsequent to approval of the merger by the Power3 shareholders, but prior to completion of the merger.

During December 2010, Rozetta-Cell loaned Power3 $38,649 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

Between January 1, 2011 and January 21, 2011, Rozetta-Cell loaned Power3 $30,772 upon the request of Dr. Goldknopf and Ms. Park using funds that Rozetta-Cell borrowed from Waco Capital.  Rozetta-Cell’s loan to Power3 is interest free and payable on demand.  Similarly, Waco Capital’s loan to Rozetta-Cell is interest free and payable on demand.

The Combined Company

The combined company’s headquarters following the consummation of the merger will be at Power3’s current principal executive offices in The Woodlands, Texas.  As a result of the merger, former Rozetta-Cell shareholders will possess majority control of the combined company.  Members of the current management of Power3 will be responsible for the day-to-day management of the combined company.  Management of the combined company will seek to identify synergies and redundancies in Power3’s and Rozetta-Cell’s operations and intends to continue developing Power3’s and Rozetta-Cell’s intellectual property and future product candidates.

Reasons for the Merger

The following discussion of the parties’ reasons for the merger contains a number of forward-looking statements that reflect the current views of Power3 and/or Rozetta-Cell with respect to future events that may have an effect on their future financial performance.  Forward-looking statements are subject to risks and uncertainties.  Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.  Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in “Summary—Forward-Looking Information” and “Risk Factors.”

Mutual Reasons

Power3 and Rozetta-Cell believe that the combined company represents a medical biotechnology company with the following potential advantages:

●
Faster Road to Commercialization.  The merger provides both companies with a faster road from discovery to commercialization that encompasses the research market, the stem cell market and the diagnostic market, resulting in a total package of solutions for many diseases.

●	Broader Intellectual Property. The combined company will have a broader array of intellectual property, complementary adult stem cell therapy technology, know-how and experience.

●	Deeper Pipeline. The combined company will have a more robust pipeline of future product candidates which will effectively supplement Power3’s existing diagnostic tests, NuroPro® and BC-SeraPro™;

●
Experienced Management Team.  The management of the combined company will be composed of accomplished professionals with substantial experience in the development of stem cells and protein-based biomarkers; and

●
Synergies. There are potential synergies and cost savings that Power3 and Rozetta-Cell believe can be achieved by allowing management to fully leverage the combined research, development and intellectual property capabilities of the two companies across the combined company’s business.

Power3’s Reasons

  Power3’s board of directors approved the merger based on a number of factors, including, among other factors, the following:

●	Revenue Opportunities. The acquisition of an avenue for the discovery of protein biomarkers that can be immediately targeted to the research market through stem cell CD biomarkers;

●	Intellectual Property. The acquisition of intellectual property involving new technology for imaging of stem cells, as well as additional intellectual property for which new patent can be obtained;

●
Broader Pipeline. The addition of Rozetta-Cell’s future product candidates broaden Power3’s product pipeline.  The combined company will have multiple current and future product candidates that will provide numerous partnership and licensing opportunities for the combined company in the future;

●
Enhanced Value.  The belief that the combination with Rozetta-Cell will result in a combined company with the potential for enhanced future growth and value as compared to Power3 as an independent, standalone company;

●	Future Shareholder Value. The opportunity for Power3’s shareholders to participate in the potential future value of the combined company; and

●
Attractive Expansion. Rozetta-Cell’s business plans and intellectual property rights, in addition to other opportunities located through Power3’s due diligence investigation of Rozetta-Cell, provide Power3 with significant opportunities to expand its future product offering.

  In addition to considering the strategic factors outlined above, Power3’s board of directors considered the following factors in reaching its conclusion to approve the merger and to recommend that the Power3 shareholders approve the issuance of shares of Power3 common stock in the merger, all of which it viewed as generally supporting its decision to approve the business combination with Rozetta-Cell:

●
the determination that the relative percentage ownership of the combined company by Power3’s shareholders and Rozetta-Cell’s shareholders is consistent with Power3’s perceived valuations of each company when Power3’s board of directors approved the merger agreement on September 7, 2010;

●
the non-solicitation provisions of the merger agreement limiting Rozetta-Cell’s ability to engage in discussions or negotiations regarding, or to furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, an alternative acquisition proposal;

●	Power3’s rights under the merger agreement to pursue alternative acquisition proposals;

●
the qualification of the merger as a reorganization for U.S. federal income tax purposes, which should result in neither Power3’s nor Rozetta-Cell’s shareholders recognizing any gain or loss for U.S. federal income tax purposes; and

●	Power3’s right to terminate the merger at any time prior to the closing if Power3 is not satisfied with the results of its due diligence review in its sole and absolute discretion.

  In the course of its deliberations, Power3’s board of directors also considered the following countervailing factors related to entering into the merger agreement, including, among other risks and countervailing factors, the following:

●	Dilution. The immediate and substantial dilution of the equity interests and voting power of Power3’s shareholders upon the consummation of the merger;

●	Stock Price. The price volatility of Power3’s common stock, which may increase the value of the Power3 common stock that Rozetta-Cell shareholders will receive upon the consummation of the merger;

●
Risks of Combination.  The challenges and costs of combining the operations of the two companies and the expenses to be incurred in connection with the merger, including the risks that delays or difficulties in completing the integration could adversely affect the combined company’s operating results and preclude the achievement of some benefits anticipated from the merger; and

●
Reputation.  The possibility that the merger might not be completed and the potential adverse effect of the public announcement of the merger on Power3’s reputation, including its ability to attract and retain key personnel and its overall competitive position.

  In addition to the risks and countervailing factors outlined above, Rozetta-Cell’s board of directors also considered the following risks and countervailing factors:

●	the risk that the merger might not be completed in a timely manner or at all due to failure to satisfy the closing conditions, some of which are outside of Power3’s control;

●	the lack of the ability of Power3’s current shareholders to significantly influence the combined company’s business after the completion of the merger;

●
the risk that the combined company may be unable to raise needed additional capital and that such additional capital, even if available, will be further dilutive to Power3’s shareholders and may be at a lower valuation than reflected in the merger;

●	the possible volatility, at least in the short term, of the trading price of Power3’s common stock resulting from the announcement and pendency of the merger;

●	the possible loss of key management or other personnel of Power3;

●	the risk of diverting management’s attention from day-to-day operations to implement the merger;

●
the interests of Power3’s executive officers and directors in the transactions contemplated by the merger agreement, as described in the section of this proxy statement entitled “Interests of Power3’s Directors and Executive Officers in the Merger;” and

●	various other applicable risks associated with the business of Power3 and the combined company and the merger, including those described in the section of this proxy statement entitled “Risk Factors.”
  The foregoing information and factors considered by Power3’s board of directors include all of the material factors considered by the Power3’s board of directors.  In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, Power3’s board of directors did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors.

  Power3’s board of directors conducted an overall analysis of the factors described above and considered the factors overall to be favorable to, and to support, its determination.

Rozetta-Cell’s Reasons

  The Rozetta-Cell board of directors approved the merger based on a number of factors, including, among other factors, the following:

●
Business Expansion.  Rozetta-Cell’s current intellectual property portfolio consists primarily of rights to acquire new technology for the imaging of stem cells.  Merging with Power3 will provide Rozetta-Cell with access to Power3’s proteomics platform for the discovery of new and specific protein CD biomarkers needed to customize the individuals autologous stem cell therapy;

●	Broader Intellectual Property. The combined company will have a broader array of complementary intellectual property, know-how and experience;

●
Management Team.  Power3’s proteomics experts and diagnostic experts and their status as industry leaders in biomarkers and innovative diagnostic tests who can quickly develop and expand Rozetta-Cell’s business; and

●	Access to Capital. Power3’s ability to raise additional capital through the public markets due to its status as a publicly-traded company.

  In addition to considering the strategic factors outlined above, the Rozetta-Cell board of directors considered the following factors in reaching its conclusion to approve the merger and to recommend that the Rozetta-Cell shareholders adopt the merger agreement, all of which it viewed as generally supporting its decision to approve the business combination with Power3:

●	Power3’s potential to raise further capital, particularly in light of Rozetta-Cell’s cash needs and limited cash resources;

●	Power3’s high quality and complementary management team;

●	Power3’s public company infrastructure and stock liquidity;

●	the opportunity for Rozetta-Cell shareholders to participate in the long-term value of the combined company through the ownership of Power3 common stock;

●	the aggregate value to be received by Rozetta-Cell shareholders in the merger;

●
the terms and conditions of the merger agreement, including the expectation that the merger will be treated as a tax-free reorganization for U.S. federal income tax purposes, with the result that the Rozetta-Cell shareholders will generally not recognize taxable gain or loss for U.S. federal income tax purposes;

●
the determination that the relative percentage ownership of Power3 shareholders and Rozetta-Cell shareholders ratio that is subject to adjustment is appropriate to reflect the strategic purpose of the merger, is consistent with market practice for a merger of this type, and captures the respective ownership interests of the Power3 and Rozetta-Cell shareholders in the combined company based on Rozetta-Cell’s perceived valuations of Power3 and Rozetta-Cell at the time of the board’s approval of the merger agreement;

●
the reciprocal requirement that the merger agreement be submitted to a vote of the shareholders of Power3 and that the issuance of shares of Power3 common stock in the merger be submitted to a vote of the shareholders of Power3;

●	the likelihood that the merger will be consummated on a timely basis; and

●
the major risks and uncertainties of alternatives to the merger, such as Rozetta-Cell remaining an independent private company subject to the difficulties of raising capital privately in the current market.

  In the course of its deliberations, Rozetta-Cell’s board of directors also considered the following countervailing factors related to entering into the merger agreement, including, among other risks and countervailing factors, the following:

●
Risks of Combination.  The challenges and costs of combining the operations of the two companies and the expenses to be incurred in connection with the merger, including the risks that delays or difficulties in completing the integration could adversely affect the combined company’s operating results and preclude the achievement of some benefits anticipated from the merger;

●	Raising Additional Capital. The likelihood that the combined company will be able to raise additional capital;

●	Stock Price. The price volatility of Power3’s common stock, which may reduce the value of the Power3 common stock that Rozetta-Cell shareholders will receive upon the consummation of the merger;

●	Value. The inability of Rozetta-Cell’s shareholders to realize the long-term value of the successful execution of Rozetta-Cell’s current strategy as an independent company; and

●
Reputation.  The possibility that the merger might not be completed and the potential adverse effect of the public announcement of the merger on Rozetta-Cell’s reputation and ability to obtain financing in the future.

  In addition to the risks and countervailing factors outlined above, Rozetta-Cell’s board of directors also considered the following risks and countervailing factors:

●	the risk of diverting management’s attention from other strategic priorities to implement merger integration efforts;

●	the fact that shares of Power3 common stock issued to Rozetta-Cell shareholders will not be registered securities and will not immediately be freely tradable by Rozetta-Cell shareholders;

●	the risk that the merger might not be consummated in a timely manner or at all;

●	the risk that the anticipated benefits of business integration and cost savings will not be realized; and

●	various other applicable risks associated with the combined company and the merger, including those described in the section of this proxy statement entitled “Risk Factors.”
  The foregoing information and factors considered by Rozetta-Cell’s board of directors include all of the material factors considered by Rozetta-Cell’s board of directors.  In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the Rozetta-Cell board of directors did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors.  In considering the factors described above, the Rozetta-Cell board of directors may have given different weight to different factors.  The Rozetta-Cell board of directors conducted an overall analysis of the factors described above and considered the factors overall to be favorable to, and to support, its determination.

No Fairness Opinion

  Power3’s board of directors decided not to obtain a fairness opinion in connection with the proposed merger with Rozetta-Cell.  The primary reason for this decision was the substantial cost entailed in obtaining a fairness opinion in light of Power3’s limited funds and the ability of its management to properly evaluate Rozetta-Cell.  Power3 believes that its management was well qualified to conduct the due diligence and other investigations and analyses required in connection with its evaluation of Rozetta-Cell.  Power3 also believes that this experience made its management highly qualified to determine Rozetta-Cell’s value and assess the merits of the merger.  For a complete discussion of the factors considered by Power3’s board of directors in deciding to approve the merger, see the section entitled “Reasons for the Merger” set forth under this Proposal No. 1.  As a result, the board concluded that Power3’s funds would be better spent developing Power3’s business and operations.

                 Because no fairness opinion has been obtained, Power3’s shareholders will not have the benefit of an independent expert’s evaluation of the fairness of the terms of Power3’s proposed merger with Rozetta-Cell; Power3’s shareholders will only have the evaluation conducted by Power3’s board of directors.  If Power3’s board of directors incorrectly valued Rozetta-Cell, the merger may not be fair to Power3’s shareholders.

Interests of Power3’s Executive Officers and Directors in the Merger

  In considering the recommendation of Power3’s board of directors with respect to issuing shares of Power3 common stock as contemplated by the merger agreement, Power3 shareholders should be aware that the executive officers and members of the board of directors have interests in the merger that are different from, or in addition to, their interests as Power3 shareholders.  These interests present a conflict of interest.  Power3’s board of directors was aware of these conflicts of interest during its deliberations on the merits of the merger and in making its decision to approve the merger, the merger agreement and the related transactions.

As of January 21, 2011, the officers and directors of Power3, together with their affiliates, beneficially owned as a group approximately 16.3% of Power3’s outstanding common stock.  In addition, Ira L. Goldknopf, Power3’s President, Chief Scientific Officer, Secretary and Chairman of the Board, owned 100% of Power3’s outstanding Series B Preferred Stock, which gives him that number of votes equal to the number of votes of all outstanding shares of Power3 common stock plus one additional vote.  Immediately following the merger, the officers and directors of the combined company, together with their affiliates, will beneficially own approximately 28.8% of the outstanding common stock of the combined company based upon shares outstanding as of January 21, 2011.  Dr. Goldknopf will not own any Series B Preferred Stock after the consummation of the merger because, pursuant to the terms of the merger agreement, he is required to convert the Series B Preferred Stock into common stock immediately prior to the consummation of the merger.

Helen R. Park is the interim Chief Executive Officer, the interim Chief Financial Officer and a director of Power3, and beneficially owns approximately 6% of Power3’s outstanding common stock.  Ms. Park also beneficially owns 30% of the outstanding common stock of Rozetta-Cell.  Immediately following the merger, based on shares outstanding as of January 21, 2011, Ms. Park will beneficially own approximately 22.3% of the outstanding common stock of the combined company.

Ira L. Goldknopf is the President, Chief Scientific Officer, Secretary and Chairman of the Board of Power3.  He beneficially owns approximately 10.5% of Power3’s outstanding common stock and beneficially owns 100% of Power3’s outstanding Series B Preferred Stock.  Dr. Goldknopf also beneficially owns 5% of the outstanding common stock of Rozetta-Cell.  Immediately following the merger, based on shares outstanding as of January 21, 2011, Dr. Goldknopf will own approximately 6.5% of the outstanding common stock of the combined company.  Dr. Goldknopf will not own any Series B Preferred Stock after the consummation of the merger because, pursuant to the terms of the merger agreement, he is required to convert the Series B Preferred Stock into common stock immediately prior to the consummation of the merger.

Regulatory Approvals

As of the date of this proxy statement, neither Power3 nor Rozetta-Cell is required to make filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the merger.  However, in the United States, Power3 must comply with applicable federal and state securities laws in connection with the issuance of shares of Power3 common stock in the merger and the filing of this proxy statement with the SEC.

Anticipated Accounting Treatment

For accounting purposes, Power3 is considered to be acquiring Rozetta-Cell in this transaction.  The merger between Power3 and Rozetta-Cell is considered a transaction between entities under common control.  Acquisitions of entities under common control are accounted for in a manner similar to the pooling of interests method.  The assets and liabilities transferred between entities under common control should be recorded by the receiving entity based on their carrying amounts (or at the historical cost basis, if these amounts differ).  No goodwill or other intangible assets are recorded.  Power3, as the predecessor that is under common control with Rozetta-Cell, has recorded Rozetta-cell’s assets and liabilities in the pro forma financial statements at Rozetta-Cell’s historical basis as of the date that common control was first established for all periods presented.  For a more detailed discussion of the anticipated accounting treatment of the merger, please see “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 185 of this proxy statement.

Material Federal Income Tax Consequences

The following discussion summarizes the material United States federal income tax consequences of the merger that are generally applicable to U.S. holders of Power3 common stock. This discussion is based on the Internal Revenue Code, Treasury Regulations, administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may change at any time, possibly with retroactive effect.

Believes that the merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code and that each of Power3 and Rozetta-Cell will be a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code.  As a result, the merger is not expected to be a taxable event with respect to the shares of Power3 capital stock currently outstanding.

Power3 has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the merger under the Internal Revenue Code, however.  A successful IRS challenge to the reorganization status of the merger could result in the merger being a taxable event with respect to the shares of Power3 capital stock currently outstanding.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.  Shareholders should consult their own tax advisors as to the effect of the reincorporation under applicable federal, state, local, or foreign income tax laws.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the merger and does not purport to be a complete analysis or discussion of all of the merger’s potential tax effects.  Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the merger, including tax return reporting requirements, and the applicability and effect of federal, state, local, foreign and other applicable tax laws.

Appraisal Rights

Holders of Power3 common stock are not entitled to appraisal rights in connection with the merger.

Holders of Rozetta-Cell common stock who do not wish to accept the consideration payable to them pursuant to the merger may, under Nevada Revised Statutes (“NRS”) Sections 92A.300 to 92A.500, inclusive, seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the merger) for their shares of Rozetta-Cell common stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the Rozetta-Cell shareholder fully complies with the provisions of NRS Sections 92A.300 to 92.500, inclusive. Power3 has the right to terminate the merger if the aggregate number of dissenting shares of Rozetta-Cell common stock exceeds five percent of the aggregate number of outstanding shares of Rozetta-Cell common stock.

Comparison of Shareholder Rights

Power3 is currently incorporated under the laws of the State of New York.  The rights of holders of Power3 common stock are currently governed by the NYBCL, and the NY Charter and NY Bylaws.  After the consummation of the merger, assuming approval of the reincorporation and the other proposals set forth herein, the rights of Power3 shareholders will be governed by the NGCL, and the Nevada Charter and Nevada Bylaws.  A comparison of the material differences in the rights of shareholders of Power3 before and after the consummation of the merger are set forth under “Proposal No. 4 – Comparison of Shareholder Rights Under New York and Nevada Corporate Law and Organizational Documents.”

Other Restrictions on Resales

The shares of Power3 common stock to be received by Rozetta-Cell shareholders in the merger will not be registered under the Securities Act.  Thus, the shares cannot be offered, resold or otherwise transferred except pursuant to: (a) an effective registration statement under the Securities Act covering such offer, sale or transfer and such offer, sale or transfer is made in accordance with such registration statement, or (b) an available exemption from registration.

Effect of Failure to Approve the Merger by the Shareholders

If the merger is not approved at the special meeting, but a quorum is present, Power3 will submit to the Power3 shareholders Proposal No. 13 to consider and vote upon an adjournment of the special meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and, if necessary, Proposal No. 2.  If the merger is not approved at the special meeting or any adjournment thereof, Power3 will not issue any shares of common stock to the Rozetta-Cell shareholders in connection with the merger.  Instead, Power3 and Rozetta-Cell will remain independent companies and Power3’s shares of common stock will continue to be listed and traded on the OTC Bulletin Board.

In addition, if the merger is not approved by Power3’s shareholders, or the merger is not completed for any other reason, Power3 expects that management will operate the business in a manner similar to that in which it is being operated today and that Power3 shareholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, general industry, economic, regulatory and market conditions.  Accordingly, if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of Power3 shares.  From time to time, Power3’s board of directors will evaluate and review, among other things, its business, intellectual property, operations and capitalization and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value.  There can be no assurance that any other transaction acceptable to Power3 will be offered, or that the business, prospects or results of operations of Power3 will not be adversely impacted.

THE MERGER AGREEMENT

The following description describes the material terms of the merger agreement. This description of the merger agreement is qualified in its entirety by reference to the full text of the merger agreement which is attached as Annex A and B to this proxy statement and is incorporated by reference herein. The merger agreement has been included to provide you with information regarding its terms. We encourage you to read the entire merger agreement. The merger agreement is not intended to provide any other factual information about Power3 or Rozetta-Cell. Such information can be found elsewhere in this proxy statement and in the case of Power3, in the other public filings Power3 makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Merger

The merger agreement provides that at the effective time, Rozetta-Cell will be merged with and into Power3, whereupon the separate corporate existence of Rozetta-Cell will cease and Power3 will continue as the surviving company.

Effective Time of the Merger

The merger agreement provides that the merger will be consummated by the parties on: (a) the later of: (i) the first business day following the day upon which all of the conditions to the consummation of the merger contained in the merger agreement are satisfied or waived, including the adoption of the merger agreement by the shareholders of Rozetta-Cell and the approval of the issuance of shares of Power3 common stock in the merger by the shareholders of Power3, or (ii) the day on which the last of the covenants set forth in Article V of the merger agreement is fulfilled or waived, or (b) at such other time, date and place as the parties may agree, but in no event shall such date be later than December 31, 2010. The merger will become effective upon the filing of certificates of merger with the Secretary of State of the State of New York and articles of merger with the Secretary of State of the State of Nevada, or at such later time as is agreed by Power3 and Rozetta-Cell and specified in the certificate of merger and articles of merger. However, because the consummation of the merger may be subject to governmental and regulatory approvals and other conditions, we cannot predict the exact timing of the consummation of the merger.

Merger Consideration

At the effective time, all shares of Rozetta-Cell capital stock will automatically be cancelled and Rozetta-Cell shareholders will receive a total of 1,000,000,000 shares of Power3 common stock equal to approximately 68% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities. There will be no adjustment to the total number of shares of Power3 common stock to be issued to Rozetta-Cell shareholders for changes in the market price of Power3 common stock.  Further, the merger agreement does not include a price-based termination right.  Accordingly, the market value of the shares of Power3 issued in connection with the merger will depend on the market value of the shares of Power3 common stock at the time of effectiveness of the merger, and could vary significantly from the market value on the date of this proxy statement.

Manner and Basis of Converting Shares

The number of shares of Power3 common stock to be issued in exchange for all shares of Rozetta-Cell stock at the consummation of the merger will be allocated among holders of Rozetta-Cell’s common stock on a pro rata basis based on the number of shares of Rozetta-Cell that they hold.  The number of shares of Power3 common stock to be issued in the merger does not in any way depend on the actual closing sale price of a share of Power3 common stock on the Over-the-Counter Bulletin Board at or prior to the effective time of the merger.  Upon the consummation of the merger, each share of Rozetta-Cell common stock will be converted into the right to receive 10 shares of Power3 common stock.  The current Power3 shareholders will hold approximately 32% of the outstanding common stock of the combined entity, and current Rozetta-Cell shareholders will hold approximately 68% of the outstanding common stock of the combined entity. The percentage ownership of Power3 shareholders will not deviate based on stock price.

No fractional shares of Power3 common stock will be issued in the merger. Instead, each Rozetta-Cell shareholder otherwise entitled to a fractional share of Power3 common stock (after aggregating all fractional shares of Power3 common stock issuable to such shareholder) will receive that number of shares of Power3 common stock that such shareholder would have received if such fraction share of Power3 common stock was rounded up to the nearest whole number (see the section entitled, “The Merger Agreement” beginning on page 81 of this proxy statement).

If the number of shares of common stock of Power3 changes before the merger is completed because of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar event, then an appropriate and proportionate adjustment will be made to the number of shares of Power3 common stock to be issued to the Rozetta-Cell shareholders.

Immediately after the effective time of the merger, Power3 shall issue to each record holder of Rozetta-Cell common stock immediately prior to the effective time of the merger a letter of transmittal and instructions for surrendering and exchanging the record holder’s Rozetta-Cell stock certificates.  Upon the surrender of a Rozetta-Cell common stock certificate for exchange to Power3, together with a duly signed letter of transmittal, and such other documents as the exchange agent may reasonably require, the holder of the Rozetta-Cell stock certificate will be entitled to receive the following:

●	a certificate representing Power3 common stock; and

●	dividends or other distributions, if any, to which they are entitled under the terms of the merger agreement.

The stock certificate so surrendered will be cancelled.

After the effective time, all holders of certificates representing shares of Rozetta-Cell common stock that were outstanding immediately prior to the effective time of the merger will cease to have any rights as shareholders of Rozetta-Cell.

If any Rozetta-Cell stock certificate has been lost, stolen or destroyed, Power3 may in its reasonable discretion, and as a condition to the issuance of any certificate representing Power3 common stock, require the owner of such certificate to deliver an affidavit claiming such certificate has been lost, stolen or destroyed and post a bond in such amount as Power3 may reasonably direct as indemnity against any claim that may be made with respect to that certificate against Power3 or the exchange agent.

  From and after the effective time of the merger, until it is surrendered and exchanged, each certificate that previously evidenced Rozetta-Cell common stock will be deemed to represent only the right to receive shares of Power3 common stock.  Power3 will not pay dividends or other distributions on any shares of Power3 common stock to be issued in exchange for any unsurrendered Rozetta-Cell stock certificate until the Rozetta-Cell stock certificate is surrendered as provided in the merger agreement.

Representations and Warranties

  The merger agreement contains customary representations and warranties by Power3 and Rozetta-Cell.  The representations, warranties and covenants contained in the merger agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may have been subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the merger agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Additionally, information concerning the subject matter of the representations and warranties may have changed after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Power3’s filings with the SEC and other public disclosures. To the extent any of the subject matter of the representations and warranties is material and has changed in a material way subsequent to the date of the merger agreement, Power3 has disclosed such information in this proxy statement.

Covenants; Conduct of Business Prior to the Merger

Affirmative Covenants of Rozetta-Cell.

  Subject to certain exceptions, Rozetta-Cell has agreed that before the effective time, it will:

●
conduct its business in all material respects in the ordinary and usual course consistent with past practice and use its commercially reasonable efforts to preserve intact its business organization and relationships with third parties and keep available the services of its present officers and employees; and

●
provide Power3 and its representatives reasonable access during normal business hours and upon reasonable prior notice to premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to Rozetta-Cell as Power3 and its representatives may reasonably request.

Negative Covenants of Rozetta-Cell.

  Subject to certain exceptions, Rozetta-Cell has agreed that before the effective time, it will not, will not agree to, and will not permit any of its subsidiaries to:

●	Subject to limited exceptions, adopt or propose any change to its articles of incorporation, bylaws or other constitutional documents;

●	issue, authorize or sell any equity or debt securities, securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any equity or debt securities;

●	split, combine, reclassify or make any other change in its issued and outstanding equity or debt securities;

●	redeem, purchase or otherwise acquire any of its equity or debt securities;

●	declare any dividend or make any distribution with respect to its equity or debt securities;

●
subject to limited exceptions, increase in any manner the compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of their respective directors, officers, employees or managers;

●
pay or agree to pay any pension, retirement allowance or other employee benefit to any director, officer, employee or manager, whether past or present, other than as required by applicable law, existing contracts or existing plan documents;

●
enter into any new employment, severance, consulting, or other compensation agreement with any director, officer, employee or manager or other person other than in connection with any new hires or promotions in the ordinary course and consistent with past practice;

●
commit itself to any additional pension, profit-sharing, deferred compensation, group insurance, severance pay, retirement or other employee benefit plan, fund or similar arrangement, or adopt or amend or commit themselves to adopt or amend any of such plans, funds or similar arrangements;

●	enter into, extend, renew or terminate any material contract, or make any change to any material contracts;

●	reclassify any assets or liabilities;

●
do any other act that would cause any representation or warranty of Rozetta-Cell to be or become untrue in any material respect, or that could reasonably be expected to have a material adverse affect on Rozetta-Cell;

●	sell, transfer, lease or otherwise dispose of any assets other than in the ordinary course of business consistent with prior practice;

●	create or permit to exist any new lien or encumbrance on any assets;

●	assume, incur or guarantee any obligation for borrowed money other than in the ordinary course of business consistent with past practices;

●	enter into any joint venture, partnership or other similar arrangement;

●	make any investment in or purchase any securities of any person;

●	incur any indebtedness, issue or sell any new debt securities, enter into any new credit facility or make any capital expenditures;

●	merge or consolidate with any other person or acquire any other person or a business, division or product line of any other person;

●
make any change in any method of accounting or accounting practice except as required by reason of a concurrent change in law, SEC guidelines or U.S. generally accepted accounting principles (“GAAP”), or by reason of a change in Rozetta-Cell’s method of accounting or accounting practices that, due to law, SEC guidelines or requirements, or GAAP, requires such a change in any method of accounting or accounting practice; or

●
settle or compromise any material tax liability, make or change any material tax election, or file any tax return other than a tax return filed in the ordinary course of business and prepared in a manner consistent with past practice.

Affirmative Covenants of Power3.

  Subject to certain exceptions, Power3 has agreed that before the effective time, it will:

●
as promptly as reasonably practicable following the date of the merger agreement, prepare and file with the SEC proxy materials that shall constitute the proxy statement (and any amendments or supplements thereto);

●
take all necessary actions to execute and file a certificate of amendment to its certificate of incorporation to increase the number of shares of common stock authorized for issuance by that number of shares necessary to ensure that an adequate number of shares of common stock are available for issuance to the Rozetta-Cell shareholders; and

●
provide Rozetta-Cell and its representatives reasonable access during normal business hours and upon reasonable prior notice to premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to Power3 as Rozetta-Cell and its representatives may reasonably request.

 Negative Covenants of Power3.

  Power3 is not subject to any negative covenants regarding the conduct of its business prior to the merger.

Employee Benefits Matters

  Nothing provided for in the merger agreement creates a right in any Rozetta-Cell employee to employment with Power3, the surviving corporation or any other subsidiary of Power3. In addition, no Rozetta-Cell employee or employee who continues employment with Power3 will be deemed to be a third party beneficiary of the merger agreement, except for officers and directors of Rozetta-Cell to the extent of their respective rights with respect to the maintenance of indemnification rights and directors’ and officers’ insurance coverage. Please see “The Merger Agreement—Indemnification and Insurance” below.

Obligations of the Power3 Board of Directors and Rozetta-Cell Board of Directors with Respect to Holding Meetings of Shareholders

  Power3 has agreed to call, give notice of and hold a meeting of its shareholders to obtain the approval of the issuance of the shares of Power3 common stock in the merger and an increase in the number of shares authorized for issuance under the NY Charter, and Rozetta-Cell has agreed to call, give notice of and hold a meeting of its shareholders for the adoption of the merger agreement.

Limitation on Soliciting, Discussing or Negotiating Other Acquisition Proposals

  The merger agreement contains provisions prohibiting Rozetta-Cell from seeking or entering into an alternative transaction to the merger. Under these “no solicitation” and related provisions, subject to specific exceptions described below, Rozetta-Cell has agreed that it will not, directly or indirectly:

●	solicit, initiate, induce or encourage any inquiries or solicitations for the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any acquisition proposal; or

●
enter into, encourage, permit, indicate receptivity to, continue or otherwise participate in any discussions or negotiations regarding, furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any acquisition proposal.

Material Adverse Effect

  Several of the representations, warranties, covenants and closing conditions of Power3 and Rozetta-Cell in the merger agreement are qualified by reference to whether the item in question has had or could reasonably be expected to have a “material adverse effect” on the applicable company. The merger agreement provides that “material adverse effect” means, when used in connection with Power3 or Rozetta-Cell, any adverse effect on the business, condition (financial or otherwise) or results of operations of the applicable entity and its subsidiaries if any, that is material to the applicable entity and its subsidiaries, if any, taken as a whole.

Conditions to Completion of the Merger

Conditions to the Obligations of Each Party.

  The merger agreement contemplates that the respective obligations of each party to effect the merger and the other transactions contemplated in the merger agreement shall be subject to the satisfaction, at or prior to the effective time, of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

●
all director, shareholder, lender, lessor and other parties’ consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under the merger agreement, applicable law or any applicable contract or agreement (other than as contemplated by the merger agreement) to complete the merger shall have been secured; and

●
no statute, rule, regulation, executive order, decree, preliminary or permanent injunction, or restraining order shall have been enacted, entered, promulgated or enforced by any governmental authority that prohibits or restricts the consummation of the merger.

Additional Conditions to the Obligations of Power3.

  The merger agreement contemplates that the obligations of Power3 to effect the merger and the other transactions contemplated by the merger agreement are also subject to the following conditions:

●
the representations and warranties of Rozetta-Cell set out in the merger agreement shall be true and correct in all material respects at and as of the time of the closing of the merger as though such representations and warranties were made at and as of such time, subject to certain duties of Rozetta-Cell to update such representations and warranties;

●
Rozetta-Cell shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by the merger agreement to be performed or complied with by Rozetta-Cell on or prior to the closing date;

●	Rozetta-Cell shall have delivered to Power3 a certificate of the secretary of Rozetta-Cell to the effect that the conditions set forth in the immediately preceding two conditions have been satisfied;

●	Rozetta-Cell shall have delivered to Power3 certificates evidencing the outstanding shares of Rozetta-Cell common stock and any agreements relating to the Rozetta-Cell common stock;

●
Power3 shall have completed a due diligence review of the business, operations, assets, intellectual property, financial condition and prospects of Rozetta-Cell and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

●	the approval of the merger agreement by the shareholders of Rozetta-Cell holding at least two-thirds of the outstanding shares of Rozetta-Cell common stock shall have been obtained; and

●
immediately prior to the closing of the merger, the aggregate number of dissenting shares of Rozetta-Cell common stock shall not exceed five percent (5%) of the aggregate number of outstanding shares of Rozetta-Cell common stock.

Additional Conditions to the Obligations of Rozetta-Cell.

  The merger agreement contemplates that the obligations of Rozetta-Cell to effect the merger and the other transactions contemplated by the merger agreement are also subject to the following conditions:

●
the representations and warranties of Power3 set out in the merger agreement shall be true and correct in all material respects at and as of the time of the closing of the merger as though such representations and warranties were made at and as of such time, subject to certain duties of Power3 to update such representations and warranties;

●
Power3 shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by the merger agreement to be performed or complied with by Power3 on or prior to the closing date;

●	Power3 shall have delivered to Rozetta-Cell an officer’s certificate of Power3 to the effect that the conditions set forth in the immediately preceding two conditions have been satisfied;

●	Power3 shall have delivered to Rozetta-Cell certificates evidencing the shares of Power3 common stock to be provided to the shareholders of Rozetta-Cell;

●
the approval of the merger agreement by the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class shall have been obtained;

●
an increase in the number of shares of common stock of Power3 authorized for issuance from 600,000,000 to 3,100,000,000, which requires the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class, shall have been obtained; and

●	all issued and outstanding shares of Power3 Series B Preferred Stock will have been converted into Power3 common stock by the holders thereof.

Termination of the Merger Agreement

  The merger agreement provides that, at any time prior to the effective time of the merger, either before or after the requisite approvals of the shareholders of Power3 or Rozetta-Cell have been obtained, Power3 and Rozetta-Cell can terminate the merger agreement by mutual written consent, which action is duly authorized by their respective boards of directors.

  The merger agreement also provides that, at any time prior to the effective time of the merger, either before or after the requisite approvals of the shareholders of Power3 or Rozetta-Cell have been obtained, either company can terminate the merger agreement by action taken or authorized by the board of directors of the terminating party or parties:

●	if the merger shall not have been consummated prior to June 30, 2011;

●	if any of the conditions to the closing set forth in Section 6.3 of the merger agreement shall have become incapable of fulfillment by June 30, 2011 and/or shall not have been waived; or

●
if any governmental entity shall have issued an injunction, order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any material portion of the merger and such injunction, order, decree, ruling or other action shall have become final and nonappealable.

  The merger agreement also provides that, at any time prior to the effective time of the merger, either before or after the requisite approvals of the shareholders of Power3 or Rozetta-Cell have been obtained, Power3 can terminate the merger agreement by action taken or authorized by its board of directors if:

●
the representations and warranties of Rozetta-Cell in the merger agreement become untrue or inaccurate such that Section 6.2(a) of the merger agreement, which requires that all representations and warranties of Rozetta-Cell contained in the merger agreement be true and correct in all material respects at and as of the time of the closing of the merger as through such representations and warranties were made at and as of such time, subject to certain exceptions, would not be satisfied; or

●
there has been a breach on the part of Rozetta-Cell of any of its covenants or agreements contained in the merger agreement such that Section 6.2(b) of the merger agreement, which requires Rozetta-Cell to have performed or complied in all material respects with all covenants, conditions, obligations and agreements required by the merger agreement to be performed or complied with on or prior to the closing date of the merger, would not be satisfied.

  The merger agreement also provides that Rozetta-Cell, at any time prior to the effective time of the merger, either before or after the requisite approvals of the shareholders of Power3 or Rozetta-Cell have been obtained, can terminate the merger agreement by action taken or authorized by its board of directors if:

●
the representations and warranties of Power3 in the merger agreement become untrue or inaccurate such that Section 6.1(a) of the merger agreement, which requires that all representations and warranties of Power3 contained in the merger agreement be true and correct in all material respects at and as of the time of the closing of the merger as through such representations and warranties were made at and as of such time, subject to certain exceptions, would not be satisfied; or

●
there has been a breach on the part of Power3 of any of its covenants or agreements contained in the merger agreement such that Section 6.1(b) of the merger agreement, which requires Power3 to have performed or complied in all material respects with all covenants, conditions, obligations and agreements required by the merger agreement to be performed or complied with on or prior to the closing date of the merger, would not be satisfied.

Expenses and Termination Fees

The merger agreement provides that all expenses incurred by the parties to the merger agreement shall be paid by the party incurring such expenses.  The merger agreement does not provide for the payment of any termination fees by any party to the merger agreement.

Amendment, Extension and Waiver of the Merger Agreement

The merger agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the merger by the shareholders of Power3 and Rozetta-Cell; provided, however, that after any such approval, no amendment shall be made that by law requires further approval by Power3’s or Rozetta-Cell’s shareholders, as the case may be, without such further approval. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

At any time prior to the effective time of the merger, any party to the merger agreement may, by written consent, extend the other party’s time for the performance of any of the obligations or other acts contemplated under the merger agreement, waive any inaccuracies in the other party’s representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement, and waive compliance by the other party with any of the agreements or conditions contained in the merger agreement; provided, however, that no amendment shall be made that by law requires further approval from Power3’s or Rozetta-Cell’s shareholders, as the case may be, without such further approval.

MANAGEMENT AND OTHER INFORMATION

Officers and Directors Following the Merger

After the merger, the separate corporate existence of Rozetta-Cell shall cease. It is anticipated that, following the merger, the Power3 board of directors will consist of Helen R. Park and Dr. Ira L. Goldknopf.  In addition, it is anticipated that Ms. Park will remain the interim Chief Executive Officer and interim Chief Financial Officer of Power3 after the consummation of the merger, and that Dr. Goldknopf will remain the President, Chief Scientific Officer and Secretary of Power3.

Effect of Approving the Merger

The issuance of shares in the merger will cause the current shareholders of Power3 to experience immediate and substantial dilution of their ownership and voting influence.  The current shareholders of Power3 will own approximately 32% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities.  This dilution could have an adverse impact on the trading price of Power3’s common stock.

Vote Required

The vote required to approve the issuance of shares in the merger is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class is required for approval of Proposal No. 1.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The merger is to be effective only if Proposal No. 2 is approved by the Power3 shareholders.  If Proposal No. 2 is not approved by the Power3 shareholders, then Power3 will not complete the merger.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution approving the merger and the merger agreement and declaring that the merger and merger agreement are advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 1.

POWER3’S BOARD OF DIRECTORS RECOMMENDS THAT POWER3’S
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO APPROVE THE ISSUANCE OF
SHARES OF POWER3 COMMON STOCK IN THE MERGER

PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, an increase in the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000 shares.  If this proposal is approved, Power3’s total authorized capital stock will be 3,150,000,000 shares, consisting of 3,100,000,000 shares of common stock, par value of $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.  If approved, Power3 will increase the number of shares of common stock authorized for issuance as provided above, which increase will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the proposed Nevada Charter is attached as Annex D to this proxy statement.

Reasons for the Proposal

The NY Charter currently authorizes the issuance of 650,000,000 shares of stock, consisting of 600,000,000 shares of common stock, par value of $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.  As of the record date, Power3 had a total of 472,237,565 shares of common stock issued and outstanding.  If the merger is approved, Power3 will issue a total of 1,000,000,000 shares of common stock to the Rozetta-Cell shareholders.  Power3 does not have enough shares of common stock available for issuance to the shareholders of Rozetta-Cell under the merger agreement.  As a result, approval of the provision in the Nevada Charter described in this proposal is a condition that Power3 must satisfy to complete the merger with Rozetta-Cell.  If this proposal is not approved, Power3 will not be able to complete the merger with Rozetta-Cell unless Rozetta-Cell agrees to waive this condition to closing. Power3’s board of directors believes that it is in Power3’s best interest to increase the number of shares of common stock that Power3 is authorized to issue in order to give it the number of shares required to effect the merger with Rozetta-Cell pursuant to the terms of the merger agreement.

Power3’s board of directors believes that the availability of additional authorized shares will also provide the combined company with the flexibility to issue securities for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to issue shares (or reserve additional shares for issuance) under additional employee benefit plans, to acquire other companies and to grant warrants and other securities convertible into shares of Power3’s common stock.  No additional action or authorization by Power3’s shareholders will be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which Power3’s common stock is then listed or quoted.  Except as contemplated in this proxy statement, Power3 does not currently have any commitment, arrangement, understanding or agreement to issue shares of its common stock subsequent to the increase in authorized shares.

Effect of Approving the Proposal

Effectiveness of Proposal.  If the shareholders approve the proposal to increase the authorized capital stock of Power3, the provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  Power3’s total authorized capital stock on the effective date will be 3,150,000,000 shares, comprised of 3,100,000,000 shares of common stock and 50,000,000 shares of preferred stock.  Power3’s board of directors expects that the Nevada Charter will be filed with the Secretary of State of the State of Nevada concurrent with the closing of the merger with Rozetta-Cell.

Dilutive Effect of Potential New Stock Issuances. The issuance of shares in the merger will cause the current shareholders of Power3 to experience immediate and substantial dilution of their ownership and voting influence.  The current shareholders of Power3 will own approximately 32% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities.  This dilution could have an adverse impact on the trading price of Power3’s common stock.  The issuance in the future of additional authorized shares of common stock may have the effect of further diluting the stock ownership and voting rights of the currently outstanding shares of Power3’s common stock.

Anti-Takeover Effect of Increase in Authorized Capital Stock. The increase in the number of authorized but unissued shares of Power3’s common stock may be construed as having an anti-takeover effect.  Although Power3’s board of directors is not proposing an increase in its authorized capital stock for this purpose, the board could, subject to its fiduciary duties and applicable law, issue additional authorized shares for the purpose of resisting a third-party transaction that is favored by a majority of the shareholders, such as a hostile takeover bid, that would provide an above-market premium. Moreover, the issuance of common stock to persons friendly to the board could make it more difficult for shareholders to remove incumbent management and directors from office, even if such changes would be favorable to shareholders generally. Such a use of these additional authorized shares could render more difficult or discourage an attempt to acquire control of Power3 and, following the merger, the combined company, through a transaction opposed by the board of directors of Power3 or the combined company, as applicable.

Vote Required

The vote required to approve the proposal to increase the authorized shares of Power3’s common stock is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Appraisal Rights in Respect of the Proposal

Power3 shareholders have no appraisal rights with respect to this proposal.

Contingent Proposal

This proposal is to be effective only if Proposal No. 1 is approved by the Power3 shareholders.  If Proposal No. 1 is not approved by the Power3 shareholders, then Power3 will not increase the number of shares of common stock authorized for issuance.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution approving the increase in the number of shares of common stock authorized for issuance and declaring that such increase is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 2.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

PROPOSAL NO. 3

APPROVAL OF A CHANGE OF THE COMPANY’S NAME
FROM “POWER3 MEDICAL PRODUCTS, INC.” TO
“ROZETTA-CELL LIFE SCIENCES, INC.”

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, a change of the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”  If approved, Power3 will change the company’s name as provided above, which change will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the proposed Nevada Charter and Nevada Bylaws is attached as Annex D and E to this proxy statement.   In addition, if the shareholders approve this proposal, Power3 intends to change its Over-the-Counter Bulletin Board trading symbol to “RCLS” or another symbol that better corresponds to the new name of the company.

Reasons for the Proposal

Power3’s management and board believe that the corporate name change will better align the combined company’s corporate name with its mission if the merger is consummated.

Effect of Approving the Proposal

The change of Power3’s name to “Rozetta-Cell Life Sciences, Inc.” will not affect in any way the validity of currently outstanding stock certificates or the trading of Power3’s securities. Power3’s shareholders will not be required to surrender or exchange any of Power3’s stock certificates that they currently hold.  Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to Power3’s transfer agent.

Vote Required

The vote required to approve the change of the company’s name to “Rozetta-Cell Life Sciences, Inc.” is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

This proposal is to be effective only if Proposals 1 and 2 are approved by the Power3 shareholders.  If Proposal Nos. 1 and 2 are not approved by the Power3 shareholders, then Power3 will not change the name of the company to “Rozetta-Cell Life Sciences, Inc.”

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the proposed change of the company’s name to “Rozetta-Cell Life Sciences, Inc.” and declaring that such change is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 3.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT
POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3
TO CHANGE THE COMPANY’S NAME FROM
“POWER3 MEDICAL PRODUCTS, INC.” TO “ROZETTA-CELL LIFE SCIENCES, INC.”

PROPOSAL NO. 4

APPROVAL OF A CHANGE OF POWER3’S STATE OF INCORPORATION
FROM NEW YORK TO NEVADA

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, a change of Power3’s state of incorporation from New York to Nevada. If approved, Power3 will change its state of incorporation as provided above, which change will be effective upon the filing of articles of merger and the Nevada Charter with the Secretary of State of the State of Nevada. A copy of the proposed Nevada Charter is attached as Annex D to this proxy statement.

The Reincorporation Merger

The reincorporation merger will be effected by merging Power3 with and into Power3 Nevada, Inc. (“Power3 Nevada”), a wholly-owned subsidiary of Power3 formed for the sole purpose of enabling Power3 to effect the reincorporation merger, pursuant to which Power3 Nevada will emerge as the surviving corporation. The terms and conditions of the reincorporation are set forth in the reincorporation merger agreement attached to this proxy statement as Annex C. The summary of the terms and conditions of the reincorporation set forth below is qualified in its entirety by reference to the full text of the reincorporation merger agreement.

Upon the consummation of the reincorporation, Power3 Nevada will continue to exist in its present form under the name “Rozetta-Cell Life Sciences, Inc.,” and the New York corporation will cease to exist. The reincorporation will change the legal domicile of Power3 from New York to Nevada, but, except as set forth in this proxy statement, will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of Power3. By operation of law, Power3 Nevada will succeed to all of the assets and assume all of the liabilities of Power3. Except as set forth in this proxy statement, the officers and directors of Power3 will be the officers and directors of the surviving corporation.

In addition, upon the consummation of the reincorporation, each outstanding share of Power3 common stock will automatically be converted into one fully paid and non-assessable share of Power3 Nevada common stock. Each stock certificate representing issued and outstanding shares of Power3 common stock will continue to represent the same number of shares of Power3 Nevada common stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Power3 Nevada common stock. In addition, each outstanding share of Power3 preferred stock will be automatically converted into one fully paid and non-assessable share of Power3 Nevada preferred stock. Each stock certificate representing issued and outstanding shares of Power3 preferred stock will continue to represent the same number of shares of Power3 Nevada preferred stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Power3 Nevada preferred stock. Accordingly, the interests of the shareholders relative to one another will not be affected by the merger.

After the reincorporation, the rights of Power3’s shareholders and Power3’s corporate affairs will be governed by the NGCL and the Nevada Charter Documents, instead of the NYBCL and the NY Charter and NY Bylaws (collectively, the “NY Charter Documents”). Certain material differences between the laws, charters and bylaws are discussed below under “Comparison of Shareholders Rights under Nevada and New York Corporate Law and Charter Documents.” A copy of the proposed Nevada Charter and Nevada Bylaws is attached as Annex D and E, respectively, to this proxy statement. Shareholders may obtain a copy of the NY Charter Documents at the Internet web site maintained by the SEC at www.sec.gov or by requesting them in writing or by telephone from Power3 at the following address: Attention: Investor Relations, Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380, (281) 298-7944.

 IT WILL NOT BE NECESSARY FOR YOU TO SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF POWER3 COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMMON STOCK CERTIFICATES FOR POWER3 NEVADA COMMON STOCK CERTIFICATES.

If, however, a shareholder wishes to acquire a certificate referring to Nevada as its state of incorporation, after the effective date of the reincorporation, the shareholder may do so by surrendering his certificate to the transfer agent for Power3 Nevada with a request for a replacement certificate accompanied by the appropriate fee. The transfer agent for Power3 and Power3 Nevada corporation is:

Olde Monmouth Stock Transfer Company
200 Memorial Parkway
Atlantic Highlands, New Jersey 07716
(732) 872-2727

Reasons for the Reincorporation

The board believes that the reincorporation will provide greater flexibility for both the management and business of Power3. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Nevada, or have chosen to reincorporate in Nevada, in a manner similar to that proposed by Power3.

Power3’s board of directors believes that the principal reasons for considering such a reincorporation are:

●
the development in Nevada over the last century of a well-established body of case law construing the NGCL, which provides businesses with a greater measure of predictability than exists in most of the other jurisdictions;

●
the certainty afforded by the well-established principles of corporate governance under the NGCL are of benefit to Power3 and its shareholders and should enhance Power3’s ability to attract and retain quality directors and officers;

●	the NGCL itself, which is generally acknowledged to be one of the most advanced and flexible corporate statutes in the country; and

●
the Nevada Business Courts, which bring to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unparalleled by most other court systems in the country.

A possible disadvantage of reincorporating in Nevada is that, despite the many benefits of operating under the NGCL discussed above, some of the provisions of the NGCL have not yet received the extensive judicial scrutiny and interpretation that the corporate laws of other states have received. For example, Delaware is generally regarded as having the most well-established and most advanced corporate laws in the country. Because Nevada case law concerning the effects of its statutes and regulations is generally considered to be more limited than that of Delaware, Power3 and its shareholders may experience less predictability with respect to the legality of corporate affairs and transactions and shareholders’ rights to challenge them. Notwithstanding this, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment. In addition, Delaware subjects its corporations to the obligation to pay the annual Delaware franchise tax, which is typically much higher than comparable taxes in Nevada and other states.

Another possible disadvantage is that, as part of the reincorporation, Power3 is seeking to make additional changes to the Nevada Charter Documents that could have anti-takeover effects. For example, as discussed more fully in Proposal Nos. 8, 9 and 10, Power3 is seeking to state the number of its directors in the Nevada Bylaws exclusively, fix the number of its directors at no less than one director and no more than nine directors, and authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws, all without any further shareholder action. The NY Bylaws and Nevada Bylaws each provide that Power3’s board of directors may amend the bylaws and fill director vacancies. Since the board has the power to amend the bylaws and fill director vacancies, if these proposals are adopted, it could fill newly created vacancies with directors of its choosing until such time as the directors are up for re-election or until their earlier resignation or removal. This could result in a board with several members that have not been approved by the shareholders. The adoption of these proposals would also make it more difficult for shareholders to control the addition of directors to the board, thereby making it more difficult for shareholders to control the composition of the board in between annual shareholder meetings.

Operations Following the Reincorporation

Power3 Nevada will continue the business of Power3 after the reincorporation merger, and the reincorporation will have no effect on Power3’s operations.

Regulatory Approvals

The reincorporation will not occur until Power3 has received all required consents of governmental authorities, including the filing and acceptance of a certificate of merger and articles of merger with the Secretary of State of the States of New York and Nevada, respectively.

Accounting Treatment

The reincorporation is expected to be accounted for as a reverse acquisition in which Power3 is the accounting acquirer and Power3 Nevada is the legal acquirer. Except as set forth in this proxy statement, the management of Power3 will be the management of Power3 Nevada after the reincorporation. Because the reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Federal Income Tax Consequences of the Reincorporation

Power3 expects that the reincorporation will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of common stock will not recognize gain or loss in respect of the holder’s common stock as a result of the reincorporation. The holder’s basis in a share of Power3 Nevada common stock will be the same as holder’s basis in the corresponding share of Power3 common stock held immediately prior to the reincorporation. The holder’s holding period in a share of Power3 Nevada common stock will include the period during which the holder held the corresponding share of Power3 common stock prior to the reincorporation, provided the holder held the corresponding share as a capital asset at the time of the reincorporation. In addition, neither Power3 nor Power3 Nevada will recognize gain or loss as a result of the reincorporation, and Power3 Nevada will generally succeed, without adjustment, to the tax attributes of Power3.

Power3 has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the reincorporation would result in a shareholder recognizing gain or loss with respect to each share of common stock exchanged in the reincorporation equal to the difference between the shareholder’s basis in such shares and the fair market value, as of the time of the reincorporation, of the shares of Power3 Nevada common stock received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of Power3 Nevada common stock received in the exchange would equal their fair market value on such date and the shareholder’s holding period for such shares would not include the period during which the shareholder held shares of Power3 common stock prior to the reincorporation.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Shareholders should consult their own tax advisors as to the effect of the reincorporation under applicable federal, state, local, or foreign income tax laws.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), a merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of the shares of Power3 Nevada common stock will not be required.

Abandonment of the Reincorporation

Power3’s board of directors will have the right to abandon the reincorporation merger agreement and thus the reincorporation and take no further action towards reincorporating Power3 in Nevada at any time before the effective date, even after shareholder approval has been obtained, if for any reason Power3’s board of directors determines that it is not advisable to proceed with the reincorporation.

Comparison of Shareholder Rights Under New York and Nevada Corporate Law and Organizational Documents

Subject to shareholder approval of the reincorporation, at the effective time of the reincorporation Power3 will change its state of incorporation to Nevada and will thereafter be governed by the NGCL and the Nevada Charter Documents. Upon the filing with and acceptance by the Secretary of State of the State of Nevada of the articles of merger in Nevada, Power3 will be merged with and into the Nevada corporation, the outstanding shares of Power3 common stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Power3 Nevada common stock, and the outstanding shares of Power3 Series B Preferred Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Power3 Nevada Series B Preferred Stock.

At the effective time of the reincorporation, the Nevada Charter Documents will effectively replace the NY Charter Documents. In addition, at the reincorporation effective time, holders of Power3 common stock will become holders of Power3 Nevada common stock, which will result in their rights as shareholders being governed by the laws of the State of Nevada.

It is not practical to describe all of the differences between the NY Charter Documents and the Nevada Charter Documents, or all of the differences between the laws of the States of New York and Nevada. The following is a summary of some of the significant differences in the rights of the shareholders under the NY Charter Documents and the Nevada Charter Documents, and the laws of the States of New York and Nevada. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Amendment of Certificate of Incorporation

Under the NYBCL, except for certain ministerial changes to the certificate of incorporation which may be implemented by a corporation’s board of directors without shareholder action, and except as otherwise required under the certificate of incorporation, a certificate of incorporation may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment.

The NGCL provides that the articles of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment, followed by the affirmative vote of holders representing a majority of the voting power and by the affirmative vote of holders representing a majority of each class entitled to vote as a class thereon.

The NYBCL and NGCL both require that if a particular class or series of stock is adversely affected by certain types of amendments, then such class or series also must authorize such amendment in order for it to become effective. The NYBCL and NGCL also allow a corporation to require a higher proportion of the voting power of shareholders in order to authorize amendments to a certificate of incorporation or articles of incorporation, if so provided in the certificate of incorporation or articles of incorporation.

Amendment of Bylaws

Under the NYBCL, a corporation’s bylaws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the shareholders, by the board of directors.

Under the NGCL, unless otherwise prohibited by any bylaw adopted by the shareholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the shareholders.

The NY Bylaws provide that the bylaws may be amended by the board of directors. The Nevada Bylaws provide that the bylaws may be amended by the board of directors, including any bylaw adopted by the shareholders of the corporation.

Who May Call Special Meetings of Shareholders

Under the NYBCL, the board of directors or anyone authorized in the certificate of incorporation or bylaws may call a special meeting of shareholders.

Under the NGCL, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call a special meeting of the shareholders.

The NY Bylaws provide that special meetings of shareholders may be called by the president or the board of directors, and shall be called by the president at the request of holders of at least 10% of all of the outstanding shares of stock of Power3 entitled to vote at the meeting. The Nevada Bylaws provide that special meetings of shareholders may be called by the board of directors, the chief executive officer or, in the absence of the chief executive officer, the president.

Shareholder Action

Under the NYBCL, except with respect to certain transactions or as otherwise provided in the certificate of incorporation or bylaws, action by the shareholders on a matter other than the election of directors is approved if a majority of the votes cast by the shareholders are cast in favor of such action at a meeting of shareholders by the holders of shares entitled to vote thereon. With respect to the election of directors, directors shall, except as otherwise required by the NYBCL, the certificate of incorporation or the bylaws, be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon. Except with respect to certain transactions or as otherwise provided in the certificate of incorporation or the specific provision of a by-law adopted by the shareholders, an abstention shall not constitute a vote cast.

Under the NGCL, except with respect to certain transactions or as otherwise provided in the articles of incorporation or bylaws, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. With respect to the election of directors, unless elected pursuant to Section 78.320 of the Nevada Revised Statutes, or unless the articles of incorporation or the bylaws require more than a plurality of the votes cast, directors must be elected at the annual meeting of the shareholders by a plurality of the votes cast at the election. Except as otherwise provided in the articles of incorporation or the specific provision of a bylaw adopted by the shareholders, an abstention shall not constitute a vote cast.

Action by Written Consent of Shareholders In Lieu of a Shareholder Meeting

Under the NYBCL, whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under the NGCL, except as otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

The NY Bylaws provide that any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. The Nevada Bylaws provide that, subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof having a preference over the common stock as to dividends or upon liquidation, any action required or permitted to be taken by the shareholders of the corporation must be effected at a duly called annual or special meeting of the shareholders of the corporation and may not be effected by any consent in writing by any such shareholders.

Right of Shareholders to Inspect Shareholder List

Under the NYBCL, shareholders have the right to examine, upon at least five days’ written demand, in person or by agent or attorney, during usual business hours, the corporation’s minutes of the proceedings of its shareholders and record of shareholders and to make extracts therefrom for any purpose reasonably related to such person’s interest as a shareholder. The inspection may be denied if the shareholder refuses to give an affidavit that such inspection is not desired for a purpose unrelated to the business of the corporation and that the shareholder has not been involved in selling or offering to sell any list of shareholders of any corporation within the preceding five years.

Under the NGCL, any person who has been a shareholder of record of a corporation for at least six months immediately preceding his demand, or any person holding, or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand, is entitled to inspect and copy in person or by an agent or attorney, during usual business hours, the corporation’s articles of incorporation, bylaws and stock ledger.

Vote Required For Certain Transactions

Under the NYBCL, approval of a merger, consolidation or sale of all or substantially all of the assets requires two-thirds of the votes of all outstanding shares entitled to vote thereon.

Under the NGCL, with certain exceptions, unless the articles of incorporation or the resolution of the board of directors establishing a class or series of stock provide otherwise, or unless the board of directors requires a greater vote, any merger, exchange, conversion, consolidation, voluntary dissolution, or sale, lease or exchange of all or substantially all of the corporation’s assets must be approved by holders representing a majority of the voting power. In addition, in the case of mergers, conversions or exchanges, unless the articles of incorporation or a resolution of the board of directors establishing a class or series of stock provide otherwise, or unless the board of directors requires a greater vote, the plan of merger, conversion or exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of merger, conversion or exchange.

Proxies

Under the NYBCL, unless the proxy provides for a longer period, a proxy can be voted or acted upon for 11 months.

Under the NGCL, a proxy executed by a shareholder will remain valid for a period of six months from the date of its creation, unless the shareholder specifies in the proxy that it will continue in force for a longer period, which may not exceed seven years.

Number of Directors; Filling of Vacancies

Under the NYBCL, a corporation must have at least one director. The number of directors constituting the board may be fixed by the bylaws, or by action of the shareholders or of the board under the specific provisions of a bylaw adopted by the shareholders.

Under the NGCL, a corporation must have at least one director, and may provide in its articles of incorporation or bylaws for a fixed or variable number of directors, and for the manner by which the number of director may be changed.

The NY Charter provides that the board of directors shall consist of six directors, and the NY Bylaws provide that the board of directors shall consist of no less than three directors and no more than five directors, unless a lesser number of directors is permitted by statute. The Nevada Bylaws provide that the board of directors shall consist of no less than one director and no more than nine directors, and that the board of directors may change the authorized number of directors to a number outside the range specified in the bylaws.

Under the NYBCL, unless the certificate of incorporation or bylaws provide otherwise, newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by vote of the board. If the number of the directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by vote of a majority of the directors then in office. Unless the certificate of incorporation or the specific provisions of a bylaw adopted by the shareholders provide that the board may fill vacancies occurring in the board by reason of the removal of directors without cause, such vacancies may be filled only by vote of the shareholders.

Under the NGCL, unless the articles of incorporation or bylaws provide otherwise, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even if less than a quorum.

The NY Bylaws provide that any vacancies occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum, or at an annual or special meeting of the shareholders. The Nevada Bylaws provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, or, if only one director remains, by the sole remaining director.

Classified Board of Directors

Under the NYBCL, the certificate of incorporation or the specific provisions of a bylaw adopted by the shareholders may provide that the directors be divided into either two, three or four classes. All classes are required to be as nearly equal in number as possible.

The NGCL permits a corporation’s articles of incorporation or bylaws to provide for a classified board of directors, provided that at least one-fourth in number of the directors of every corporation be elected annually.

Neither the NY Charter Documents nor the Nevada Charter Documents authorizes a classified board of directors.

Action by Directors Without a Meeting

The NYBCL provides that, unless otherwise restricted by the certificate of incorporation or the bylaws, any action required or permitted to be taken by the board or any committee thereof may be taken without a meeting if all members of the board or the committee consent in writing to the adoption of a resolution authorizing the action.

The NGCL provides that, unless otherwise restricted by the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or of the committee.

Standard of Conduct for Directors

The NYBCL provides that a director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances.

The NGCL provides that a director must discharge his duties in good faith in a manner the director reasonably believes to be in the best interests of the corporation.

Removal of Directors by Shareholders

Under the NYBCL, any or all of the directors may be removed for cause by vote of the shareholders. The certificate of incorporation or the specific provisions of a bylaw adopted by the shareholders may provide for such removal by action of the board, subject to certain exceptions, when so entitled by the provisions of the certificate of incorporation. If the certificate of incorporation or bylaws so provide, any or all of the directors may be removed without cause by vote of the shareholders.

Under the NGCL, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed with or without cause by the vote of shareholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Indemnification of Officers and Directors

The NYBCL and NGCL have substantially similar provisions that permit a corporation to indemnify any person who is or was a director or officer of the corporation if that person is held liable or incurs costs for acts or omissions in an official capacity. Unless the court determines otherwise, neither the NYBCL nor the NGCL permits indemnification of a director or officer if a court finds the person liable to the corporation itself. In addition, the NYBCL and the NGCL generally require that the director or officer must have acted in good faith and in a manner he or she reasonably believed was consistent with (or, under the NGCL, not opposed to) the best interests of the corporation. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

In addition to covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation, with specified qualifications, to advance certain reasonable expenses incurred and to reimburse such expenses after they are incurred. The NYBCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Under the NGCL, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the expense of defending civil or criminal actions, suits or proceedings must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suits or proceedings upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court that he or she is not entitled to be indemnified by the corporation.

              Additionally, the NYBCL and NGCL permit a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from acts or omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. Under the NGCL, however, no financial arrangement may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court. The NYBCL similarly restricts the kinds of claims that may be made under such insurance. For example, no payment may be made, other than cost of defense, if an adverse judgment established that the officer or director had engaged in active and deliberate dishonesty material to the cause of action determined in the judgment, or that the officer or director gained some financial profit or other advantage to which he or she was not legally entitled.

The NY Bylaws provide that each officer and director of the corporation shall be indemnified by the corporation for all costs and expenses actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she may be involved or to which he or she may be made a party by reason of his or her being or having been an officer or director of the corporation, except in regards to matters as to which he or she has been finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his or her duties. The NY Charter does not currently provide for indemnification of its officers and directors.

The Nevada Charter Documents provide for indemnification of the corporation’s officers and directors to the fullest extent permitted by Nevada law, and permit the corporation to purchase insurance for its officers and directors against some or all of the costs of such indemnification or against liabilities arising from acts or omissions of the insured person. The Nevada Charter Documents also provide that the expense of defending civil or criminal actions, suits or proceedings must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suits or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court that he or she is not entitled to be indemnified by the corporation.

If the shareholders approve the reincorporation, the NGCL indemnification provisions will apply to acts or omissions that occur after the reincorporation and the NYBCL indemnification provisions will continue to apply to acts or omissions that occur prior to the reincorporation.

Limitation of Officers’ and Directors’ Liability

Both the NYBCL and NGCL permit the limitation of a director’s (and, under the NGCL, an officer’s) personal liability while acting in his or her official capacity, but, in the case of the NYBCL, only if the limitation is contained in the corporation’s certificate of incorporation. Due to the variations in the NYBCL and the NGCL, there may be circumstances where, despite the inclusion of certificate of incorporation or articles of incorporation provisions seeking the maximum director exculpation permitted by applicable law, a director could remain liable under the NYBCL for conduct that would not expose him or her to liability under the NGCL, or vice versa.

Under the NYBCL, a director is not liable to the corporation for damages if the director has acted in good faith and as carefully as an ordinarily prudent person in similar circumstances. In addition, the certificate of incorporation may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for any breach of duty. However, no provision can eliminate or limit:

●
the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL; or

●	the liability of any director for any act or omission prior to the adoption of such provision in the certificate of incorporation.

Under the NGCL, unless the articles of incorporation provide for greater individual liability, an officer or director is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director unless it is proven that:

●	the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director; and

●	the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The NY Charter provides that the corporation’s directors are not liable to the corporation or its shareholders for damages for any breach of duty unless a judgment or other final adjudication adverse to such director establishes that his or her acts or omissions were committed in bad faith or involved intentional misconduct or a knowing violation of law, that he or she personally gained a financial profit or other advantage to which he or she was not legally entitled, or that his or her acts violated certain provisions of the NYBCL.

The Nevada Charter Documents provide that, to the fullest extent permitted under Nevada law, the corporation’s officers and directors are not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (i) the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director; or (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Loans To, And Guarantees of Obligations Of, Directors

Under the NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless the disinterested shareholders of the corporation approve the transaction. For purposes of the shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum. Moreover, under the NYBCL, a guarantee may not be given by a corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote.

The NGCL does not have a comparable provision regarding loans to, and guarantees of obligations of, directors.

Transactions with Interested Directors

Under the NYBCL, a corporation may establish the validity of transactions between it and its interested directors through one of several methods, including the approval of a majority of the disinterested directors who are not involved in the transaction.

Under the NGCL, a contract or other transaction is not void or voidable solely because the contract or transaction is between a corporation and one or more of its directors or officers, or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested, if one of the following circumstances exists:

●
the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors;

●
the fact of the common directorship, office or financial interest is known to the shareholders, and they approve or ratify the contract or transaction in good faith by a majority vote of shareholders holding a majority of the voting power;

●
the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action; or

●	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Distributions to Shareholders

Under both the NYBCL and the NGCL, unless otherwise specified in the certificate of incorporation or articles of incorporation, respectively, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution.

Under the NYBCL, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. The NYBCL defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital.

Under the NGCL, no distribution, which includes dividends on, or redemptions, repurchases or other acquisitions of, shares of capital stock may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

In general, with certain restrictions, the NYBCL permits a corporation to provide in its certificate of incorporation for redemption (at the option of the corporation of the shareholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption.

The NGCL permits redemptions only when the corporation has outstanding one or more classes or series of shares that together have unlimited voting rights and one or more classes or series of shares that together are entitled to receive the net assets of the corporation upon dissolution.

Treasury Shares

The NYBCL and NGCL both permit a corporation to hold treasury shares.

Under the NGCL, treasury shares held by the corporation do not carry voting rights or participate in distributions, may not be counted as outstanding shares for any purpose, and may not be counted as assets of the corporation for the purpose of computing the amount available for distributions. Unless the articles of incorporation provide otherwise, treasury shares may be retired and restored to the status of authorized and unissued shares without an amendment to the articles of incorporation or may be disposed of for such consideration as the board of directors may determine.

Appraisal Rights and Dissenters’ Rights

The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. When the shares are not so listed, the NYBCL generally provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to: (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. However, appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

Under the NGCL, any shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares, in the event of any of the following corporate actions:

●
consummation of a plan of merger to which the domestic corporation is a constituent entity (i) if approval by the shareholders is required for the merger by the NGCL or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or (ii) if the domestic corporation is a subsidiary and is merged with its parent;

●	consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted;

●
consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the shareholder’s shares are to be acquired in the plan of exchange; or

●
any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

However, under the NGCL, unless a corporation’s articles of incorporation provide otherwise, shareholders do not have dissenters’ rights with respect to a plan of merger, conversion or exchange if the shares of the corporation are either: (i) listed on a national securities exchange, or (ii) traded on an organized market and held by at least 2,000 shareholders of record with a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares. Notwithstanding the foregoing, dissenters’ rights are available to shareholders if the shareholders receive in exchange for their shares anything other than cash, shares, or cash and shares, provided that the standards set forth in items (i) or (ii) in the preceding sentence are satisfied at the time the corporate action becomes effective.

Under the NGCL, a shareholder properly exercising dissenters’ rights may be entitled to appraisal rights pursuant to which such shareholder may receive cash equal in amount to the fair market value of the shares held by such shareholder (as determined by the corporation, the corporation and the shareholder together, or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction.

Anti-Takeover Legislation

The NGCL contains provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The provisions are set forth under Nevada Revised Statutes Sections 78.378 to 78.3793 inclusive and are generally referred to as the “Nevada Control Share Acquisition Statute.”

The NGCL establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies in the event a person acquires a “controlling interest” in an “issuing corporation.” An “issuing corporation” is a corporation organized in Nevada that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada on the stock ledger of the corporation, and does business in Nevada directly or through an affiliated corporation. A “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the issuing corporation in the election of directors. In the event a person acquires a controlling interest in an issuing corporation, except as otherwise provided by the articles of incorporation or bylaws of the issuing corporation, the person loses his voting rights and becomes subject to certain redemption privileges of the issuing corporation. In order to regain the voting rights, the acquiring person must disclose certain information to the issuing corporation and the acquisition of the control shares by the acquiring person must be approved at an annual or special meeting of the shareholders by: (i) the holders of a majority of the voting power of the issuing corporation; and (ii) if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of each class or series affected, in each case excluding those shares as to which the acquiring person or any officer, director or employee of the issuing corporation exercises voting rights.

There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired pursuant to: (i) a merger, exchange, conversion, domestication or reorganization to which the issuing corporation is a party, (ii) the laws of descent and distribution, (iii) the satisfaction of a pledge or other security interest, or (iv) the enforcement of a judgment.

An issuing corporation can opt out of these provisions by providing in its articles of incorporation or bylaws, by the tenth day following the acquisition of a controlling interest by an acquiring person, that the provisions do not apply to the issuing corporation or to an acquisition of a controlling interest specifically by types of existing or future shareholders, whether or not identified.

The NYBCL does not have any comparable provisions.

Power3 Nevada has elected to opt out of these provisions by providing in the Nevada Charter that the provisions do not apply to Power3 Nevada. Power3 is seeking shareholder approval of this election under Proposal No. 6.

Business Combinations with Interested Shareholders

Provisions in both the NYBCL and the NGCL may help to prevent or delay certain changes of corporate control. In particular, both the NYBCL and the NGCL restrict or prohibit an “interested shareholder” from entering into certain types of “business combinations” unless the board of directors approves the transaction in advance. The two laws define these two terms differently.

Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless before such date the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares. An “interested shareholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock or an affiliate or associate of a corporation that owned at least 20% of the corporation’s outstanding voting stock within the last five years. “Business combinations” under the NYBCL include: (i) mergers and consolidations between a corporation and an interested shareholder or its affiliate or associate; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions with or to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or 10% or more of the consolidated earning power or net income of the corporation; (iii) issues and transfers to an interested shareholder of stock with an aggregate market value of at least five percent of the aggregate market value of the outstanding stock of the corporation; (iv) liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; (v) reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and (vi) the receipt by an interested shareholder of any benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, the NYBCL allows these types of business combinations if they are approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory “fair price” requirements are met and in certain other circumstances.

A New York corporation may opt out of the statute by including appropriate provisions in its certificate of incorporation.

The NGCL applies to any Nevada corporation that has 200 or more shareholders of record. The NGCL regulates business combinations similarly, subject to the following notable differences. First, an “interested shareholder” is defined as any person, other than the corporation or any subsidiary of the corporation, who is: (i) the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting shares of the corporation; or (ii) an affiliate or associate of the corporation and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding shares of the corporation. Second, business combinations under the NGCL include sales, leases, exchanges, mortgages, pledges, transfers or other dispositions with or to an interested shareholder of assets with an aggregate market value that either equals five percent or more of the corporation’s consolidated assets or outstanding stock, or five percent or more of the consolidated earning power or net income of the corporation. Third, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors. Finally, after the three-year moratorium, a combination with “interested shareholders” remains prohibited unless: (i) it was approved by the board of directors prior to the date the person became an interested shareholder, (ii) the vote of holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested party approves the combination at a meeting called for that purpose no earlier than three years after the date the person became an interested shareholder, or (iii) the interested shareholders satisfy certain fair value requirements.

As in New York, a Nevada corporation may opt out of the statute by including appropriate provisions in its articles of incorporation.

Power3 Nevada has elected to opt out of these provisions by providing in the Nevada Charter that the provisions do not apply to Power3 Nevada. Power3 is seeking shareholder approval of this election under Proposal No. 7.

Shareholder Derivative Suits

Under the NYBCL and the NGCL, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

Amendment or Termination of the Reincorporation Merger Agreement

The reincorporation merger agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the merger by the shareholders of Power3 and Power3 Nevada; provided, however, that after any such approval, no amendment shall be made that by law requires further approval by Power3’s or Power3 Nevada’s shareholders, as the case may be, without such further approval. The reincorporation merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

The reincorporation merger agreement may be terminated and the reincorporation abandoned, notwithstanding shareholder approval, by the board of directors of Power3 at any time before consummation of the reincorporation if the board of directors determines that in its judgment the reincorporation does not appear to be in the best interests of Power3 or its shareholders.

Appraisal Rights

Holders of Power3 common stock are not entitled to appraisal rights in connection with the reincorporation.

Effect of Adopting the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the consummation of the reincorporation will not have a material adverse effect on Power3’s current shareholders.

Vote Required

The vote required to approve the reincorporation is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at the special meeting and voting together as a single class. Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The reincorporation is to be effective only if Proposal Nos. 1 and 2 are approved by the Power3 shareholders. If Proposal Nos. 1 and 2 are not approved by the Power3 shareholders, then Power3 will not consummate the reincorporation.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the proposed reincorporation and declaring that the reincorporation is advisable and in the best interests of Power3 and its shareholders. Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 4.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE A CHANGE OF POWER3’S STATE OF INCORPORATION FROM NEW YORK TO NEVADA

PROPOSAL NO. 5

ADOPTION OF THE POWER3 MEDICAL PRODUCTS, INC.
2011 STOCK INCENTIVE PLAN

Purpose of the Plan

On January 24, 2011, Power3’s board of directors adopted the Power3 Medical Products, Inc. 2011 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote and closely align the interests of the company’s employees and shareholders by providing the company’s employees with stock-based compensation and other performance-based compensation. The Plan is intended to strengthen the company’s ability to reward employee performance that enhances long-term shareholder value, increase employee stock ownership through performance-based compensation plans, and strengthen the company’s ability to attract and retain outstanding employees. A copy of the proposed Plan is attached as Annex F to this Proxy Statement. This summary of the Plan is qualified in its entirety by reference to the full text of the Plan.

Administration of the Plan

The Plan will be administered by the board of directors. The board will have full and final authority to operate, manage and administer the Plan on the company’s behalf. To the extent permitted by applicable law, the board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the board. A committee may allocate among its members and delegate to any director of the company who is not a member of the committee any of its administrative responsibilities.

The board is authorized and empowered to take all actions necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation: (i) prescribing, amending and rescinding rules and regulations relating to the Plan and any awards and defining terms not otherwise defined in the Plan; (ii) determining which persons are participants, to which of such participants, if any, awards shall be granted, and the timing of any such awards; (iii) granting awards to participants and determining the terms and conditions thereof, including the number of shares of common stock subject to awards and the circumstances under which awards become exercisable or vested or are forfeited or expire; (iv) interpreting and construing the Plan, any rules and regulations under the Plan, and the terms and conditions of any awards granted thereunder; and (v) making all other determinations deemed necessary or advisable for the administration of the Plan.

Individuals Eligible for Awards

Awards under the Plan may be made to the following individuals: (i) employees, officers or directors of the company, and (ii) consultants or advisors to the company.

Stock Available for Awards

Awards may be made for up to 50,000,000 shares of common stock under the Plan.

General Provisions of Awards

Awards may be made alone or in addition to, or in relation to, any other award. The terms of each award need not be identical and the board need not treat participants uniformly, regardless of whether such persons are similarly situated. Without limiting the generality of the foregoing, the board is entitled, among other things, to grant non-uniform and selective awards and to make non-uniform and selective determinations as to: (i) the persons to receive awards, (ii) the terms and provisions of awards, and (iii) whether a participant’s employment has been terminated for purposes of the Plan.

Any and all grants of awards and deliveries of shares of common stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the company by the participant. Awards under the Plan may, in the discretion of the board, be made in substitution in whole or in part for cash or other compensation otherwise payable to a participant.

Awards will become effective on the date of grant; provided, however, that: (i) no award granted to a participant shall become effective until any approval by the company’s shareholders to issue the underlying securities necessary under applicable legal, regulatory or listing requirements is obtained, and (ii) no award granted to a participant that is intended to comply with Section 162(m) of the Internal Revenue Code will become exercisable, vested or realizable, as applicable to such award, unless and until the Plan has been approved by the company’s shareholders to the extent shareholder approval is required by Section 162(m) in the manner required under Section 162(m).

Awards Available Under the Plan

Awards may be made under the Plan in the form of stock options, warrants, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, and such other equity-based or equity-related awards that the board determines to be consistent with the purpose of the Plan and the interests of the company.

Stock Options

The board may grant options to purchase common stock and determine the number of shares of common stock to be covered by each option, the exercise price of each option, and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The board may grant “incentive stock options” as defined under Section 422 of the Internal Revenue Code and non-qualified stock options. Any option granted under the Plan that is not an incentive stock option will be a non-qualified stock option. An option that the board intends to be an incentive stock option may be granted only to employees of the company, any of the company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code, and any other entities the employees of which are eligible to receive incentive stock options under the Internal Revenue Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Internal Revenue Code. The Plan has not been approved by the company’s shareholders and accordingly, incentive stock options may not be granted to participants until such approval is received.

The board will establish the exercise price of an option at the time each option is granted and specify it in the applicable award; provided, however, that if the option granted is an incentive stock option, the exercise price will be not less than 100% of the fair market value of the common stock, as determined by the board, at the time the incentive stock option is granted. If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Internal Revenue Code, more than 10% of the combined voting power of all classes of stock of the company and an incentive stock option is granted to such employee, the exercise price will be not less than 110% of the fair market value of the common stock at the time the option is granted and the term of the incentive stock option will be no more than five years from the date of grant. If any participant makes any disposition of shares of common stock delivered pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), such participant must notify the company of such disposition within 10 days thereof.

Options may be exercised in whole or in part by delivering written notice of exercise to the company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the board, together with payment in full of the aggregate exercise price for the number of shares for which the option is exercised. Unless otherwise provided in the particular award, the methods by which common stock may be paid for upon the exercise of an option include: (i) in cash or by check, payable to the order of the company; (ii) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the company sufficient funds to pay the exercise price and any required tax withholding; (iii) delivery of certain previously-owned shares of common stock owned by the participant valued at their fair market value; (iv) reduction of the number of shares of common stock otherwise issuable under the option by a number of shares of common stock having a fair market value equal to such aggregated exercise price; or (v) any combination of the above permitted forms of payment.

Warrants

The board may grant warrants to purchase common stock and determine the number of shares of common stock to be covered by each warrant, the exercise price of each warrant, and the conditions and limitations applicable to the exercise of each warrant, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The board will establish the exercise price of a warrant at the time each warrant is granted and specify it in the applicable award. Warrants may be exercised in whole or in part by delivering written notice of exercise to the company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the board, together with payment in full of the aggregate exercise price for the number of shares for which the warrant is exercised. Unless otherwise provided in the particular award, the methods by which common stock may be paid for upon the exercise of a warrant include: (i) in cash or by check, payable to the order of the company; (ii) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the company sufficient funds to pay the exercise price and any required tax withholding; (iii) delivery of certain previously-owned shares of common stock owned by the participant valued at their fair market value; (iv) reduction of the number of shares of common stock otherwise issuable under the warrant by a number of shares of common stock having a fair market value equal to such aggregated exercise price; or (v) any combination of the above permitted forms of payment.

Stock Appreciation Rights

The board may grant awards entitling the holder on exercise thereof to acquire: (i) shares of common stock; (ii) an equivalent amount of cash; or (iii) a combination of common stock and cash, as determined by the board, determined in whole or in part by reference to the appreciation, from and after the date of grant, in the fair market value of a share of common stock, with such rights and subject to such restrictions and conditions as the board may determine at the time of grant. The board will establish the exercise price at the time each stock appreciation right is granted and specify it in the applicable award. Stock appreciation rights may be exercised in whole or in part by delivering written notice of exercise to the company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the board.

Restricted Stock

The board may grant awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the board, shares of common stock with such rights and subject to such restrictions and conditions as the board may determine at the time of grant.

Restricted Units

The board may grant awards entitling recipients to acquire in the future: (i) shares of common stock, (ii) an equivalent amount of cash, or (iii) a combination of shares of common stock and cash, as determined by the board, with such rights and subject to such restrictions and conditions as the board may determine at the time of grant.

Unrestricted Stock

The board may grant awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the board, shares of common stock free of any vesting restrictions or conditions under the Plan.

Other Stock-Based Awards

The board may grant other types of equity-based or equity-related awards in such amounts and subject to such terms and conditions as the board may determine. Such awards may entail the transfer of actual shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock, and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Change in Control Events Under the Plan

Unless provided otherwise in the applicable award, awards issued under the Plan will be adjusted by the company for change of control events and similar events as provided below.

In the event of a Change in Control Event (as defined below) that does not also constitute a Reorganization Event (as defined below), the Plan provides for immediate vesting of all options, warrants and stock appreciation rights unless specifically provided to the contrary in any specific option, warrant or stock appreciation right.  In the event of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), the Plan provides for all outstanding options, warrants and stock appreciation rights to be assumed by, or equivalent options, warrants or stock appreciation rights to be substituted by, the acquiring or succeeding corporation, except that if such Reorganization Event also constitutes a Change in Control Event, except as otherwise specifically provided to the contrary in any option, warrant or stock appreciation right, such assumed or substituted options, warrants or stock appreciation rights will become immediately exercisable in full upon the occurrence of the Reorganization Event.  If the acquiring or succeeding corporation does not agree to assume or substitute for such options, warrants or stock appreciation rights, all then unexercised options, warrants and stock appreciation rights will become immediately exercisable in full as of a specified time at least 10 business days prior to the effective date of the Reorganization Event and will terminate immediately prior to the consummation of the Reorganization Event.  In the event that a Reorganization Event provides for the payment of cash to the company’s shareholders, the board may instead provide that all outstanding options, warrants and stock appreciation rights terminate upon the consummation of such Reorganization Event and for the holders of such options, warrants and stock appreciation rights to receive a cash payment equal to the amount, if any, by which the price paid to the company’s shareholders exceeds the aggregate exercise price of such options, warrants or stock appreciation rights.

In the case of outstanding restricted stock or restricted units, the Plan provides that upon a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), all restrictions applicable to such restricted stock or restricted units to automatically be deemed terminated or satisfied, except as specifically set forth to the contrary in any award.  In the event of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the company under such restricted stock or restricted unit awards shall inure to the benefit of the company’s successor and shall apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to such Reorganization Event.

The Plan defines a “Change in Control Event” to mean: (i) the acquisition by an individual, entity or group of 30% or more of the issued and outstanding shares of common stock of the company or the combined voting power of all outstanding securities of the company unless such acquisition: (a) was directly from the company; (b) was by an employee benefit plan of the company; or (c) resulted from an acquisition of the company in which all or substantially all of the shareholders of the company immediately prior to the acquisition continue to own more than 50% of the issued and outstanding shares of common stock of the resulting or acquiring company or the combined voting power of all outstanding securities of the resulting or acquiring company, and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns 30% or more of the resulting or acquiring company’s outstanding voting securities; (ii) an event as a result of which persons who were members of the board on the date the Plan was adopted or who were nominated or elected subsequent to such date by at least a majority of such directors fail to constitute a majority of the board of directors of the resulting or acquiring company; or (iii) a merger, consolidation, reorganization, recapitalization or share exchange involving the company or sale or other disposition of all or substantially all assets of the company unless immediately following such transaction, all or substantially all shareholders of the company immediately prior to such transaction continue to own more than 50% of the company’s outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns 30% or more of the company’s outstanding voting securities.

The Plan defines “Reorganization Event” to mean: (i) any merger or consolidation of the company with or into another entity as a result of which all of the outstanding shares of common stock are converted into or exchanged for the right to receive cash, securities or other property; or (ii) any exchange of all outstanding shares of common stock for cash, securities or other property pursuant to a share exchange transaction.

Termination of Awards Under the Plan

Unless provided otherwise in the applicable award, awards issued under the Plan terminate as provided below.

Death, Disability or Retirement

If a participant’s employment by, or other relationship with, the company terminates by reason of death, disability or retirement: (i) any options, warrants or stock appreciation rights then owned by such participant may thereafter be exercised, to the extent exercisable at the date of such termination, as applicable, until the earlier of the date that is 90 days after the date of such termination of employment or until the date of expiration of the stated term of the options, warrants or stock appreciation rights, if earlier; and (ii) any restrictions and conditions on any restricted stock or restricted units then owned by the participant will automatically be deemed terminated or satisfied on the date of such termination of employment, and any shares of common stock underlying the restricted stock or restricted units may be acquired until the earlier of the date that is 90 days after the date of death or until the expiration of the stated term of the restricted stock or restricted units.  The board has sole authority and discretion to extend the termination date of any such award and determine whether a participant’s employment or services has been terminated by reason of disability or retirement.

For “Cause”

If a participant’s employment by, or other relationship with, the company terminates for “Cause,” any options, warrants, stock appreciation rights, restricted stock and restricted units held by such participant will immediately terminate and be of no further force and effect; provided, however, that the board may, in its sole discretion, provide that any such options, warrants, stock appreciation rights, restricted stock and restricted units may be exercised until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the options, warrants, stock appreciation rights, restricted stock and restricted units.

The Plan provides that “Cause” will have the meaning ascribed to such term in any employment, consulting, advisory or other agreement between the applicable participant and the company; provided, however, that if no such agreement exists or, if such agreement exists but no such term is provided or defined therein, “Cause” will mean a determination by the company (including the board) that the participant’s employment or other relationship with the company should be terminated as a result of: (i) a material breach by the participant of any agreement to which the participant and the company are parties; (ii) any act, other than retirement, or omission to act by the participant that may have a material and adverse effect on the business of the company or on the participant’s ability to perform services for the company, including, without limitation, the proven or admitted commission of a felony; or (iii) any material misconduct or material neglect of duties by the participant in connection with the business or affairs of the company.

Other Termination of Employment

Except as provided under the Plan or under the terms of any award, if a participant’s employment by, or other relationship with, the company terminates for any reason other than death, disability, retirement or for Cause: (i) any options, warrants and stock appreciation rights held by such participant may thereafter be exercised, to the extent they are exercisable on the date of such termination of employment, until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the options, warrants and stock appreciation rights; and (ii) any restrictions and conditions on any restricted stock and restricted units then owned by the participant will automatically be deemed terminated or satisfied on the date of such termination of employment and the participant will have the right to acquire any shares of common stock underlying the restricted stock and restricted units until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the restricted stock and restricted units.

Rights of Participants

No person has any claim or right to be granted an award.  The adoption of the Plan and the grant of an award thereunder do not give the participant the right to continued employment or any other relationship with the company.  The company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a participant free from any liability or claim under the Plan or any award.

Subject to the provisions of the applicable award, no participant or legal representative or legatee of the participant shall have any rights as a shareholder with respect to any shares of common stock to be distributed with respect to an award until delivery of the shares to the participant or the participant’s legal representative or legatee.

Delivery of Share Certificates

The company will not be obligated to deliver any shares of common stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until: (i) all conditions of the award have been met or removed to the company’s satisfaction; (ii) in the opinion of the company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied; and (iii) the participant has executed and delivered to the company such representations or agreements as the company may consider appropriate.

Transferability of Awards

Except as the board may otherwise determine or provide in an award or as otherwise provided in the Plan, no award or any right or obligation thereunder may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, whether voluntarily or involuntarily, by the person to whom they are granted, except by will or the laws of descent and distribution.  Awards are exercisable only by the participant or the participant’s legal representative.  References to a participant, to the extent relevant in the context, shall include references to authorized transferees.  This notwithstanding, the board may permit a participant to transfer any award to any person or entity that the board so determines under such terms and conditions that it deems appropriate.  Any assignment in violation of these provisions will be void.  All of the terms and conditions of this Plan and any awards will be binding upon any such permitted successors and assigns of the participant.

Withholding

Each participant must pay to the company, or make arrangements satisfactory to the board regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income.  The company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a participant whether or not pursuant to the Plan.

Amendment or Termination of the Plan or Awards

The Plan terminates on January 17, 2021.  The board may at any time amend or terminate the Plan at any time prior to the termination date of the Plan, but under no circumstances may the board amend or terminate a previously issued and outstanding award without the written consent of the holder thereof.  No award may be granted under the Plan after the Plan has been terminated.  No award granted under the Plan while the Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such award.  The power of the board to construe and interpret the Plan and the awards granted prior to the termination of the Plan shall continue after such termination.

Federal Income Tax Consequences

The following summarizes generally the United States federal income tax consequences of awards granted to participants under the Plan.  This summary is based on the tax laws in effect as of the date of this proxy statement.  Changes to these laws could alter the tax consequences described below.  The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

For precise advice as to a participant’s specific circumstances or any specific transaction, the participant should consult its tax advisor.  The participant should also consult its tax advisor regarding the application of any state, local and foreign taxes, and any gift, estate and inheritance taxes.

Stock Options

Incentive Stock Options

Participants will not have income upon the grant of an incentive stock option.  Also, except as described below, a participant will not have income when he or she exercises an incentive stock option if he or she has been employed by the company or any 50%- or more-owned corporate subsidiary of the company at all times beginning with the option grant date and ending three months before the date the participant exercises the option.  If a participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.”

A participant will have income if he or she sells stock acquired under an incentive stock option at a profit (his or her sales proceeds exceed his or her exercise price).  The type of income will depend on when the participant sells the stock.  If the participant sells the stock more than two years after the date the option was granted and more than one year after the date the participant exercised the option, then all of the participant’s profit will be long-term capital gain.  If the participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of his or her profit will be ordinary income and a portion may be capital gain.  Upon a disqualifying disposition, a participant will have compensation income equal to the lesser of: (i) the value of the stock on the date the participant exercised the option less the participant’s exercise price; and (ii) the participant’s profit.

If the participant’s profit exceeds the compensation income, then the excess profit will be capital gain.  This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

If the participant sells the stock at a loss (the participant’s sales proceeds are less than the participant’s exercise price), then the loss will be a capital loss.  This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

The alternative minimum tax treatment of incentive stock options differs from their treatment under the regular tax.  A participant will have income for alternative minimum tax purposes when he or she exercises an incentive stock option.  In many cases, this income will require the participant to pay taxes even though he or she has not sold the stock.  In certain situations, the participant may be able to credit some of the alternative minimum tax he or she paid against his or her future regular taxes.  The application of the alternative minimum tax and the use of any credit are complicated and depend upon the participant’s personal circumstances.  Each participant should consult his or her tax advisor if he or she is granted incentive stock options.

Non-Statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option.  A participant will have compensation income when he or she exercises a non-statutory stock option equal to the value of the stock on the day he or she exercised the option less his or her exercise price.  When the participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she exercised the option.  This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Payment of Exercise Price With Stock

The Plan provides that in certain circumstances a participant may be able to pay the exercise price of an option with certain shares of common stock having a value equal to the exercise price.  While this will not alter the tax treatment of the option exercise, it will alter the calculation of the participant’s income when the participant ultimately sells the stock.  A participant will not have income with respect to the stock used to pay the exercise price even if he or she otherwise would have had income if he or she had sold the stock.  The payment of the exercise price with stock acquired under an incentive stock option, however, can be a disqualifying disposition, resulting in income to the participant.  A participant should consult his or her tax advisor if he or she intends to pay the exercise price with stock.

Warrants

A participant will not have income upon the grant of a warrant.   A participant will have compensation income when he or she exercises a warrant equal to the value of the stock on the day he or she exercised the warrant less his or her exercise price.  When a participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she exercised the warrant.  This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

The Plan provides that in certain circumstances a participant may be able to pay the exercise price of a warrant with certain shares of common stock having a value equal to the exercise price.  While this will not alter the tax treatment of the warrant exercise, it will alter the calculation of the participant’s income when he or she ultimately sells the stock.  The participant will not have income with respect to the stock used to pay the exercise price even if the participant otherwise would have had income if he or she had sold the stock.  A participant should consult his or her tax advisor if he or she intends to pay the exercise price with stock.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right.  A participant will have compensation income when he or she exercises a stock appreciation right equal to the value of any stock and cash received on the day the participant exercised the stock appreciation right less his or her exercise price.  When a participant sells any stock received, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she exercised the stock appreciation right.  This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock and Restricted Units

A participant will have income upon the grant of restricted units in the amount of any cash received.  A participant will not have income upon the grant of restricted stock or any stock underlying restricted units unless he or she makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant.  If a participant makes a timely Section 83(b) election, then he or she will have compensation income equal to the value of the stock less his or her purchase price.  When the participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.

If the participant does not make a Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less his or her purchase price.  When the participant sells the stock, he or she will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date.

If the participant forfeits the stock, the participant will be entitled to a loss equal to the amount he or she receives upon the forfeiture, if any, less his or her purchase price, if any.  The loss upon forfeiture will be an ordinary loss if a Section 83(b) election is not made or a capital loss if a Section 83(b) election is made.  If a participant forfeits the stock for which a Section 83(b) election has been made, then he or she will not be entitled to a refund of any taxes paid as a result of making the election.

Any capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.  For this purpose, a participant’s holding period begins on the day after the stock is granted if a Section 83(b) election is made, or on the day after the date on which the stock vests if a Section 83(b) election is not made.

Unrestricted Stock

A participant will have compensation income equal to the value of the stock received less his or her purchase price.  When the participant sells the stock, he or she will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she received it from the company.  This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Rates

Long-term capital gain will be subject to lower tax rates than short-term capital gain and compensation income.  Compensation income will also be subject to a medicare tax and a social security tax, as applicable.  The Internal Revenue Service has imposed a moratorium, however, on the imposition of medicare and social security taxes on the exercise and sale of stock acquired under an incentive stock option.  A participant’s actual tax rates will depend upon his or her personal circumstances.

Withholding

If a participant is an employee of the company, then his or her compensation income will be subject to withholding for income, medicare and social security taxes, as applicable. The Internal Revenue Service has imposed a moratorium, however, on the withholding of income, medicare and social security taxes upon the exercise and sale of stock acquired under an incentive stock option.  Participants must make arrangements to satisfy this withholding obligation.

Tax Consequences to the Company

There will be no tax consequences to the company except that the company will be entitled to a deduction when participants have compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

New Plan Benefits

As of the date of this proxy statement, the board of directors has not granted any awards under the Plan.  Future awards that may be made under the Plan are not currently determinable as any such awards are within the discretion of the board of directors and will depend, in part, upon the trading price of the company’s common stock in the future.

Equity Compensation Plan Information

The following table sets forth information regarding the number of options, warrants, rights and similar securities that were outstanding at December 31, 2010 under equity compensation plans that have not been approved by Power3’s security holders.  None of Power3’s securities were outstanding at December 31, 2010 under plans that have been approved by its security holders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	-0-	-0-	-0-
Equity compensation plans not approved by security holders:
2008 Compensation Plan	-0-	-0-	-0-
2009 Stock Incentive Plan	-0-	-0-	-0-
Warrants issued to directors, officers and employees	5,000,000	$0.04	-0-

Total	5,000,000	$0.04	-0-

Warrants Issued to Employees

A description of the warrants issued to Power3’s directors and employees that were outstanding at December 31, 2009 is set forth under Note 10 to its audited financial statements attached as Annex G to this proxy statement.

Stock Compensation Plans

Power3 has adopted two additional equity compensation plans that have not been approved by security holders.  These consist of the Power3 Medical Products, Inc. 2008 Compensation Plan and the Power3 Medical Products, Inc. 2009 Stock Incentive Plan.

Power3 Medical Products, Inc. 2008 Compensation Plan

The Power3 Medical Products, Inc. 2008 Compensation Plan was adopted on April 16, 2008.  Under the plan, up to 5,000,000 shares of common stock could be granted to non-executive employees of, and consultants and advisors to, Power3 under awards that may be made in the form of stock options, restricted stock and unrestricted stock.  As of January 21, 2011, awards have been granted under the plan with respect to all shares of Power3’s common stock available for issuance under the plan and there were no securities issuable upon the exercise of outstanding options, warrants or rights under the plan.  On June 6, 2008, Power3 filed a registration statement on Form S-8, File No. 333-151466, with the SEC covering the public sale of all 5,000,000 shares of common stock available for issuance under the plan.

Power3 Medical Products, Inc. 2009 Stock Incentive Plan

In 2009, Power3 adopted the Power3 Medical Products, Inc. 2009 Stock Incentive Plan.  Under the plan, 40,000,000 shares of common stock may be granted to employees, officers and directors of, and consultants and advisors to, Power3 under awards that may be made in the form of stock options, warrants, stock appreciation rights, restricted stock, restricted units, unrestricted stock and other equity-based or equity-related awards.  As of January 21, 2011, awards have been granted under the plan with respect to all shares of Power3’s common stock available for issuance under the plan.  The plan terminates in 2019.  On April 22, 2009, Power3 filed a registration statement on Form S-8, File No. 333-158685, with the SEC covering the public sale of all 40,000,000 shares of common stock available for issuance under the plan.

Effect of Approving the Plan

The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Power3’s common stock.  No additional action or authorization by Power3’s shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which Power3’s common stock is then listed or quoted.  In addition, although not intended as an anti-takeover measure by our board of directors, one of the possible effects of the Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees.  These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.  Except as contemplated in this proxy statement, Power3 currently does not have any commitment, arrangement, understanding or agreement to grant awards under the Plan.

Neither the NYBCL nor the NY Charter Documents require that Power3’s shareholders approve the adoption of the Plan.  Power3 is seeking shareholder approval of the Plan because, in the event its common stock is approved for listing on the NYSE, NASDAQ or American Stock Exchange (“AMEX”), the Plan will need to comply with the rules and regulations of the exchanges.  Currently, certain corporate governance rules and regulations of these exchanges require that certain equity compensatory plans, like the Plan, must be approved by the company’s shareholders before awards may be issued under the plans.  In the event Power3’s common stock is approved for listing on one of these exchanges in the future and the Plan has not been approved by its shareholders, Power3 may be prohibited from issuing any further awards under the Plan until such time as the Plan has been approved by Power3’s shareholders.  If the Plan is not approved by Power3’s shareholders, Power3 will reconsider whether or not to retain the Plan.  However, as of the date of this proxy statement, Power3 currently intends to retain the Plan even if Power3’s shareholders do not approve the Plan.

Registration on Form S-8

In the event the this proposal is adopted by Power3’s shareholders, or in the event the Plan is not approved by Power3’s shareholders but Power3 elects to retain the Plan, Power3 intends to file a registration statement on Form S-8 promptly thereafter to register all shares of common stock available for issuance under the Plan.

Vote Required

The vote required to approve the adoption of the Plan is a majority of the votes cast in favor of the adoption of the Plan at the special meeting by the holders of outstanding shares of Power3 common stock and Series B Preferred Stock entitled to vote thereon and voting together as a single class.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the vote total.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the proposed approval of the Plan and declaring that approval of the Plan is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 5.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT POWER3’S
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO APPROVE THE ADOPTION OF
THE POWER3 MEDICAL PRODUCTS, INC. 2011 STOCK INCENTIVE PLAN.

PROPOSAL NO. 6

APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER
OPTING OUT OF THE NEVADA CONTROL SHARE ACQUISITION STATUTE

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, the addition of a provision to the Nevada Charter that states that the provisions of the Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (the “Nevada Control Share Acquisition Statute”) are not applicable to Power3.  If approved, Power3 will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the proposed Nevada Charter is attached as Annex D to this proxy statement.

The Nevada Control Share Acquisition Statute

The NGCL establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies in the event a person acquires a “controlling interest” in an “issuing corporation.”  An “issuing corporation” is a corporation organized in Nevada that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada on the stock ledger of the corporation, and does business in Nevada directly or through an affiliated corporation.  A “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the issuing corporation in the election of directors.  In the event a person acquires a controlling interest in an issuing corporation, except as otherwise provided by the articles of incorporation or bylaws of the issuing corporation, the person loses his voting rights and becomes subject to certain redemption privileges of the issuing corporation.  In order to regain the voting rights, the acquiring person must disclose certain information to the issuing corporation and the acquisition of the control shares by the acquiring person must be approved at an annual or special meeting of the shareholders by: (i) the holders of a majority of the voting power of the issuing corporation; and (ii) if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of each class or series affected, in each case excluding those shares as to which the acquiring person or any officer, director or employee of the issuing corporation exercises voting rights.

There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired pursuant to: (i) a merger, exchange, conversion, domestication or reorganization to which the issuing corporation is a party, (ii) the laws of descent and distribution, (iii) the satisfaction of a pledge or other security interest, or (iv) the enforcement of a judgment.

An issuing corporation can opt out of these provisions by providing in its articles of incorporation or bylaws, by the tenth day following the acquisition of a controlling interest by an acquiring person, that the provisions do not apply to the issuing corporation or to an acquisition of a controlling interest specifically by types of existing or future shareholders, whether or not identified.

Reasons for Opting Out of the Nevada Control Share Acquisition Statute

By opting out of the Nevada Control Share Acquisition Statute, Power3’s board of directors believes that Power3 will be in a better position to consummate a transaction with interested shareholders should such a transaction be in the best interest of Power3.

There are, however, potential disadvantages associated with opting out of the Nevada Control Share Acquisition Statute.  The Nevada Control Share Acquisition Statute was enacted to protect Nevada corporations and their shareholders against the disruptive effects of hostile tender offers.  It helps protect shareholders against the coercive and manipulative practices that typically arise in connection with unsolicited tender offers and other change-of-control transactions.  By opting out of the Nevada Control Share Acquisition Statute, potential acquirers may be more willing to pursue a hostile tender offer of Power3, and less willing to negotiate with Power3’s board of directors.  Potential acquirers will also have a greater ability to make two-tiered bids for Power3 in which shareholders would be treated unequally.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the approval of the provision to opt out of the Nevada Control Share Acquisition Statute will not have a material adverse effect on Power3’s current shareholders.  The mergers described in Proposal Nos. 1 and 4 of this proxy statement are not subject to the Nevada Control Share Acquisition Statute.  Power3 has no present intention, plan, proposal or arrangement to issue securities that in the future would otherwise have been subject to the Nevada Control Share Acquisition Statute.

Vote Required

The vote required to approve the adoption of the provision to opt out of the Nevada Control Share Acquisition Statute is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

This provision is to be effective only if Proposal No. 4 is approved by the Power3 shareholders.  If Proposal No. 4 is not approved by the Power3 shareholders, then Power3 will not add the provision to the Nevada Charter.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the addition of the proposed provision to the Nevada Charter and declaring that such provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 6.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT
POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6
TO APPROVE THE ADDITION OF A PROVISION TO THE NEVADA CHARTER
OPTING OUT OF THE NEVADA CONTROL SHARE ACQUISITION STATUTE.

PROPOSAL NO. 7

APPROVAL OF THE ADDITION OF A PROVISION TO
THE NEVADA CHARTER OPTING OUT OF THE NEVADA BUSINESS
COMBINATIONS STATUTE

Description of the Provision

Power3’s board of directors has adopted, and recommends that its shareholders approve, the addition of a provision to the Nevada Charter that states that the provisions of the Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (the “Nevada Business Combinations Statute”) are not applicable to Power3.  If approved, Power3 will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the proposed Nevada Charter is attached as Annex D to this proxy statement.

The Nevada Business Combinations Statute

The NGCL applies to any Nevada corporation that has 200 or more shareholders of record.  The NGCL regulates business combinations similarly, subject to the following notable differences. First, an “interested shareholder” is defined as any person, other than the corporation or any subsidiary of the corporation, who is: (i) the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting shares of the corporation; or (ii) an affiliate or associate of the corporation and at any time within 3 years immediately before the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding shares of the corporation.  Second, business combinations under the NGCL include sales, leases, exchanges, mortgages, pledges, transfers or other dispositions with or to an interested shareholder of assets with an aggregate market value which either equals 5% or more of the corporation’s consolidated assets or outstanding stock, or 5% or more of the consolidated earning power or net income of the corporation.  Third, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors. Finally, after the three-year moratorium, a combination with “interested shareholders” remains prohibited unless: (i) it was approved by the board of directors prior to the date the person became an interested shareholder, (ii) the vote of holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested party approves the combination at a meeting called for that purpose no earlier than 3 years after the date the person became an interested shareholder, or (iii) the interested shareholders satisfy certain fair value requirements.

A Nevada corporation may opt out of the statute by including appropriate provisions in its articles of incorporation.

Reasons for Opting Out of the Nevada Business Combinations Statute

By opting out of the Nevada Business Combinations Statute, Power3’s board of directors believes that Power3 will be in a better position to acquire, merge or consolidate with entities or businesses owned by interested shareholders should such a transaction be in the best interest of Power3.

There are, however, potential disadvantages associated with opting out of the Nevada Business Combinations Statute.  The Nevada Business Combinations Statute was enacted to protect Nevada corporations and their shareholders against the disruptive effects of hostile tender offers.  It helps protect shareholders against the coercive and manipulative practices that typically arise in connection with unsolicited tender offers and other change-of-control transactions.  By opting out of the Nevada Business Combinations Statute, potential acquirers may be more willing to pursue a hostile tender offer of Power3, and less willing to negotiate with Power3’s board of directors.  Potential acquirers will also have a greater ability to make two-tiered bids for Power3 in which shareholders would be treated unequally.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the approval of the provision to opt out of the Nevada Business Combinations Statute will not have a material adverse effect on Power3’s current shareholders.  The mergers described in Proposal Nos. 1 and 4 of this proxy statement are not subject to the Nevada Business Combinations Statute.  Power3 has no present intention, plan, proposal or arrangement to issue securities that in the future would otherwise have been subject to the Nevada Business Combinations Statute.

Vote Required

The vote required to approve the adoption of the provision to opt out of the Nevada Business Combinations Statute is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

This provision is to be effective only if Proposal No. 4 is approved by the Power3 shareholders.  If Proposal No. 4 is not approved by the Power3 shareholders, then Power3 will not add the provision to the Nevada Charter.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the addition of the proposed provision to the Nevada Charter and declaring that such provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 7.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT
POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 7 TO APPROVE THE
ADDITION OF A PROVISION TO THE NEVADA CHARTER OPTING OUT OF THE
 NEVADA BUSINESS COMBINATIONS STATUTE.

PROPOSAL NO. 8

APPROVAL TO REMOVE THE PROVISION STATING THE
NUMBER OF DIRECTORS OF POWER3 FROM THE NEVADA CHARTER

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, a proposal to remove the provision stating the number of directors of Power3 from the Nevada Charter so that the number of directors of Power3 will be stated in the Nevada Bylaws exclusively.  If approved, Power3 will remove the provision from the Nevada Charter as provided above, which will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the proposed Nevada Charter and Nevada Bylaws is attached as Annex D and E, respectively, to this proxy statement.

Reasons for the Proposal

The number of directors comprising the board of directors is currently stated in both the NY Charter and the NY Bylaws.  Power3’s board of directors believes that approval of the proposal will provide Power3 with significant benefits.  Removing the provision stating the number of directors from the Nevada Charter so that the number of directors is provided exclusively in the Nevada Bylaws will reduce the burden to change the number of directors in the future since the board will only need to amend the bylaws rather than seek shareholder approval at an annual or special meeting of shareholders to amend both the Nevada Charter and the Nevada Bylaws.  This will provide Power3’s directors with greater flexibility in adding qualified members to the board of directors without having to obtain a shareholder vote at an annual or special meeting of shareholders.

Adoption of the proposal will also give Power3 the ability to create additional director vacancies and fill them with independent directors, which will be essential for Power3 to become listed on the NYSE, NASDAQ or AMEX in the future.  The NYSE, NASDAQ and AMEX listing requirements provide that a listed company must have a majority of independent directors.  Currently, none of Power3’s directors currently qualify as an “independent director” as that term is defined by each of the exchanges.  Approval of this proposal may also provide Power3 greater flexibility in obtaining third-party financing in situations where an investor desires to have a representative on the board and where the board has no existing director vacancies.  Moreover, stating the number of directors in the Nevada Bylaws exclusively will help avoid the possibility of inconsistencies between the number of directors provided in the Nevada Charter and the number of directors provided in the Nevada Bylaws.

The proposal does have potential disadvantages.  The NY Bylaws and Nevada Bylaws each provide that Power3’s board of directors may amend the bylaws and fill director vacancies.  Since the board has the power to amend the bylaws and fill director vacancies, it could fill newly created vacancies with directors of its choosing until such time as the directors are up for re-election or until their earlier resignation or removal.  This could result in a board with several members that have not been approved by the shareholders.  Another disadvantage is that adoption of the proposal would make it more difficult for shareholders to control the addition of directors to the board, thereby making it more difficult to control the composition of the board in between annual shareholder meetings.  The board could potentially expand the size of the board and fill the vacancies with directors of its choosing until such time the directors come up for re-election, which could frustrate the will of the shareholders.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the removal of the provision containing the number of directors from the Nevada Charter will not have a material adverse effect on Power3’s current shareholders.

Vote Required

The vote required to remove the provision containing the number of directors from the Nevada Charter is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The removal of the provision containing the number of directors from the Nevada Charter is to be effective only if Proposal No. 4 is approved by the Power3 shareholders.  If Proposal No. 4 is not approved by the Power3 shareholders, then Power3 will not remove the provision from the Nevada Charter.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution removing the provision containing the number of directors from the Nevada Charter and declaring that the removal of the provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 8.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT
POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 8
TO REMOVE THE PROVISION STATING THE NUMBER OF DIRECTORS
OF POWER3 FROM THE NEVADA CHARTER

PROPOSAL NO. 9

APPROVAL OF THE ADDITION OF A PROVISION TO THE
NEVADA BYLAWS FIXING THE NUMBER OF DIRECTORS OF POWER3
AT NO LESS THAN ONE DIRECTOR AND NO MORE THAN NINE DIRECTORS.

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, the addition of a provision to the Nevada Bylaws to fix the number of its directors at no less than one and no more than nine.  If approved, Power3will add the provision to the Nevada Bylaws as provided above, which will be effective immediately upon approval by the shareholders.  A copy of the proposed Nevada Bylaws is attached as Annex E to this proxy statement.

Reasons for the Proposal

Power3’s board of directors believes that the increase in the maximum number of directors will provide Power3 with significant benefits.  First, it will give Power3’s directors greater flexibility in adding qualified members to the board of directors without having to obtain a shareholder vote at an annual or special meeting of shareholders.  Second, it will give Power3 the ability to fill any additional director vacancies with independent directors, which will be essential for Power3 to become listed on the NYSE, NASDAQ or AMEX in the future.  The NYSE, NASDAQ and AMEX listing requirements provide that a listed company must have a majority of independent directors.  Currently, none of Power3’s directors currently qualify as an “independent director” as that term is defined by each of the exchanges.  Finally, it may also provide Power3 with greater flexibility in obtaining third-party financing in situations where an investor desires to have a representative on the board and where the board has no existing director vacancies.

The increase in the maximum size of the board has potential disadvantages.  The NY Bylaws and Nevada Bylaws each provide that Power3’s board of directors may amend the bylaws and fill director vacancies.  Since the board has the power to fill director vacancies, it could amend the bylaws and fill newly created vacancies with directors of its choosing until such time as the directors are up for re-election or until their earlier resignation or removal.  This could result in a board with several members that have not been approved by the shareholders.  Another disadvantage is that the increase would make it more difficult for shareholders to control the addition of directors to the board, thereby making it more difficult for shareholders to control the composition of the board in between annual shareholder meetings.  The board could potentially expand the size of the board and fill the vacancies with directors of its choosing until such time the directors come up for re-election, which could frustrate the will of the shareholders.

The requirement that there be at least one director on the board is consistent with the requirements of the NGCL.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the addition of a provision to the Nevada Bylaws fixing the number of directors at no less than one and no more than nine will not have a material adverse effect on Power3’s current shareholders.

Vote Required

The vote required to fix the number of directors at no less than one and no more than nine in the Nevada Bylaws is the affirmative vote by holders of outstanding shares of Power3’s common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The addition of the provision to the Nevada Bylaws to fix the number of Power3’s directors at no less than one and no more than nine is to be effective only if Proposal No. 4 is approved by Power3’s shareholders.  If Proposal No. 4 is not approved by Power3’s shareholders, then Power3 will not add the provision to the Nevada Bylaws.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the addition of the proposed provision to the Nevada Bylaws to fix the number of its directors at no less than one and no more than nine and declaring that such provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 9.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT
POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 9 TO ADD A PROVISION
TO THE NEVADA BYLAWS TO FIX THE NUMBER OF DIRECTORS OF POWER3 AT
NO LESS THAN ONE DIRECTOR AND NO MORE THAN NINE DIRECTORS

PROPOSAL NO. 10

APPROVAL OF THE ADDITION OF A PROVISION
TO THE NEVADA BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS
TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS TO A NUMBER
OUTSIDE THE RANGE SPECIFIED IN THE BYLAWS

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws.  If approved, Power3 will add the provision to the Nevada Bylaws as provided above, which provision will be effective immediately upon approval by the shareholders.  A copy of the Nevada Bylaws is attached as Annex E to this proxy statement.

Reasons for the Proposal

Power3’s board of directors believes that providing the board with the ability to change the authorized number of directors to a number outside the range specified in the Nevada Bylaws has several advantages.  First, it will give Power3’s directors greater flexibility in adding qualified members to the board of directors without having to obtain a shareholder vote at an annual or special meeting of shareholders.  Second, it will give the board the ability to add additional directors in circumstances where additional independent directors are needed to maintain a majority of independent directors under applicable NYSE, NASDAQ and AMEX listing requirements, but for which no director vacancies then exist.  The NYSE, NASDAQ and AMEX listing requirements provide that a listed company must have a majority of independent directors.  Currently, none of Power3’s directors currently qualify as an “independent director” as that term is defined by each of the exchanges.  Finally, it may also provide Power3 with greater flexibility in obtaining third-party financing in situations where an investor desires to have a representative on the board and where the board has no existing director vacancies

This proposal has potential disadvantages.  The NY Bylaws and Nevada Bylaws each provide that Power3’s board of directors may amend the bylaws and fill director vacancies.  Since the board has the power to fill director vacancies, it could increase the maximum number of directors and fill the newly-created vacancies with directors of its choosing until such time as the directors are up for re-election or until their earlier resignation or removal.  This could result in a board with several members that have not been approved by the shareholders.  Another disadvantage is that the increase would make it more difficult for shareholders to control the addition of directors to the Board, thereby making it more difficult for shareholders to control the composition of the board in between annual shareholder meetings. The board could potentially expand the size of the board and fill the vacancies with directors of its choosing until such time the directors come up for re-election, which could frustrate the will of the shareholders.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the addition of a provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws will not have a material adverse effect on Power3’s current shareholders.

Vote Required

The vote required to approve the adoption of the provision to grant the board of directors the ability to change the authorized number of directors to a number outside the range specified in the bylaws is the affirmative vote by holders of outstanding shares of Power3’s common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The addition of this provision to the Nevada Bylaws is to be effective only if Proposal No. 4 is approved by Power3’s shareholders.  If Proposal No. 4 is not approved by Power3’s shareholders, then Power3 will not add the provision to the Nevada Bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the addition of the proposed provision to the Nevada Bylaws to authorize its board of directors to change the authorized number of directors to a number outside the range specified in the bylaws and declaring that such provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 10.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT
POWER3’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 10 TO ADD A PROVISION
TO THE NEVADA BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO
CHANGE THE AUTHORIZED NUMBER OF DIRECTORS TO A NUMBER OUTSIDE
THE RANGE SPECIFIED IN THE BYLAWS.

PROPOSAL NO. 11

APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER TO
PROVIDE INDEMNIFICATION FOR POWER3’S OFFICERS AND DIRECTORS TO THE
FULLEST EXTENT PERMITTED UNDER NEVADA LAW

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, the addition of a provision to the Nevada Charter to provide for indemnification of its officers and directors to the fullest extent permitted under Nevada law.  If approved, Power3 will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the Nevada Charter is attached as Annex D to this proxy statement.

Indemnification of Officers and Directors Under the NGCL

The NGCL permits a corporation to indemnify any person who is or was an officer or director of the corporation if that person is held liable or incurs costs for acts or omissions in an official capacity.  Unless the court determines otherwise, the NGCL does not permit indemnification of an officer or director if a court finds the person liable to the corporation itself.  In addition, the NGCL generally requires that the officer or director must have acted in good faith and in a manner he or she reasonably believed was not opposed to the best interests of the corporation.  The right to indemnification does not normally exclude other rights of recovery the indemnified person may have.

In addition to covering court judgments, out-of-court settlements, fines, and penalties, the NGCL allows the corporation, with specified qualifications, to advance certain reasonable expenses incurred by an officer or director and to reimburse such expenses after they are incurred by an officer or director.  Under the NGCL, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the expense of defending civil or criminal actions, suits or proceedings must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suits or proceedings upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court that he or she is not entitled to be indemnified by the corporation.

           Additionally, the NGCL permits a corporation to purchase insurance for its officers and directors against some or all of the costs of such indemnification or against liabilities arising from acts or omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. However, no financial arrangement may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

Reasons for the Proposal

The NY Bylaws currently contain a provision that is intended to provide indemnification for our officers and directors, but: (i) it does not provide for advancement of expenses, (ii) it is inconsistent with the NGCL, and (iii) it does  not provide for indemnification of Power3’s officers and directors to the fullest extent permitted by the NGCL.  The NY Charter does not contain any provision regarding the indemnification of our directors and officers.

Indemnifying officers and directors for liability in connection with any action taken, or any failure to act, as an officer or director, except in certain circumstances, is a common provision in state business corporation laws, including the NGCL, and in the articles of incorporation and/or bylaws of publicly-traded corporations.  Power3’s board of directors believes that the Nevada Charter should provide for officer and director indemnification to the fullest extent permitted by Nevada law in order to provide existing officers and directors with protection against liability and losses and to ensure that concerns about exposure to personal liability will not adversely affect the ability of Power3’s officers and directors to make the difficult entrepreneurial decisions that are necessary in today’s highly competitive business environment.  This will help enable Power3 to attract and retain the most qualified individuals to serve as officers and directors.  The board believes that the absence of such provisions may hinder Power3’s ability to attract and retain officers and directors who are averse to assuming the risks associated with lawsuits.  It is further expected that such protections will also facilitate decision making without fear of liability arising out of frivolous claims.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the addition of a provision to the Nevada Charter to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law will not have a material adverse effect on Power3’s current shareholders.

Vote Required

The vote required to approve the addition of a provision to the Nevada Charter to provide for indemnification of Power3’s officers and directors to the maximum extent permitted under Nevada law is the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The addition of this provision to the Nevada Charter to provide for indemnification of Power3’s officers and directors to the fullest extent permitted under Nevada law is to be effective only if Proposal No. 4 is approved by Power3’s shareholders.  If Proposal No. 4 is not approved by Power3’s shareholders, then Power3 will not add the provision to the Nevada Charter.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the addition of the proposed provision to the Nevada Charter to provide for indemnification of its officers and directors to the fullest extent permitted under Nevada law and declaring that such provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 11.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT POWER3’S
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 11 TO ADD A PROVISION TO THE
NEVADA CHARTER TO PROVIDE INDEMNIFICATION FOR POWER3’S OFFICERS
AND DIRECTORS TO THE FULLEST EXTENT PERMITTED UNDER NEVADA LAW

PROPOSAL NO. 12

APPROVAL OF THE ADDITION OF A PROVISION TO THE NEVADA CHARTER
TO LIMIT THE LIABILITY OF POWER3’S OFFICERS AND DIRECTORS
TO THE FULLEST EXTENT PERMITTED UNDER NEVADA LAW

Description of the Proposal

Power3’s board of directors has adopted, and recommends that its shareholders approve, the addition of a provision to the Nevada Charter to limit the liability of Power3’s officers and directors to the maximum extent permitted under Nevada law.  If approved, Power3 will add the provision to the Nevada Charter as provided above, which provision will be effective upon the filing of the Nevada Charter with the Secretary of State of the State of Nevada.  A copy of the Nevada Charter is attached as Annex D to this proxy statement.

Limiting the Liability of Officers and Directors Under the NGCL

The NGCL permits the limitation of an officer’s or director’s personal liability while acting in his or her official capacity.  Under the NGCL, unless the articles of incorporation provide for greater individual liability, an officer or director is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director unless it is proven that: (i) the officer’s of director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director; and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Reasons for the Proposal

The NY Charter contains a provision that is intended to limit the liability of Power3’s officers and directors, but: (i) it does not provide for advancement of expenses, (ii) it is inconsistent with the NGCL, and (iii) it does  not limit the liability of Power3’s officers and directors to the fullest extent permitted by the NGCL.

Limiting the liability of directors, except in certain circumstances, is a common provision in state business corporation laws, including the NGCL, and in the articles of incorporation and/or bylaws of publicly-traded corporations.  Power3’s board of directors believes that the Nevada Charter should limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law in order to provide existing officers and directors with protection against liability and losses and to ensure that concerns about exposure to personal liability will not adversely affect the ability of Power3’s officers and directors to make the difficult entrepreneurial decisions that are necessary in today’s highly competitive business environment.  This will help enable Power3 to attract and retain the most qualified individuals to serve as officers and directors.  Power3’s board of directors believes that the absence of such provisions may hinder Power3’s ability to attract and retain officers and directors who are averse to the risks associated with lawsuits.  It is further expected that such protections will also facilitate decision making without fear of liability arising out of frivolous claims.

Effect of Approving the Proposal

Except as provided in this proxy statement, Power3’s board of directors believes that the addition of the provision to the Nevada Charter to limit the liability of Power3’s officers and directors to the fullest extent permitted under Nevada law will not have a material adverse effect on Power3’s current shareholders.

Vote Required

The vote required to approve the addition of the provision to the Nevada Charter to limit the liability of Power3’s officers and directors to the fullest extent permitted under Nevada law is the affirmative vote by holders of outstanding shares of Power3’s common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Contingent Proposal

The addition of the provision to the Nevada Charter to limit the liability of Power3’s officers and directors to the fullest extent permitted under Nevada law is to be effective only if Proposal No. 4 is approved by Power3’s shareholders.  If Proposal No. 4 is not approved by Power3’s shareholders, then Power3 will not add the provision to the Nevada Charter.

Recommendation of Power3’s Board of Directors

Power3’s board of directors has adopted a resolution setting forth the proposed addition of the provision to the Nevada Charter to limit the liability of its officers and directors to the fullest extent permitted under Nevada law and declaring that such provision is advisable and in the best interests of Power3 and its shareholders.  Accordingly, Power3’s board of directors recommends that its shareholders vote in favor of Proposal No. 12.

THE BOARD OF DIRECTORS OF POWER3 RECOMMENDS THAT POWER3’S
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 12 TO ADD A PROVISION TO THE
NEVADA CHARTER TO LIMIT THE LIABILITY OF POWER3’S OFFICERS AND
DIRECTORS TO THE FULLEST EXTENT PERMITTED UNDER NEVADA LAW

PROPOSAL NO. 13

POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

If Power3 fails to receive a sufficient number of votes to approve Proposal Nos. 1 and 2, Power3 may propose to adjourn the special meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve Proposal Nos. 1 and 2. Power3 does not currently intend to propose adjournment at the special meeting if there are sufficient votes to approve Proposal Nos. 1 and 2.  The vote required to approve the proposal to adjourn the special meeting for the purpose of soliciting additional proxies is the affirmative vote by holders of outstanding shares of Power3’s common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the special meeting and voting together as a single class.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

THE POWER3 BOARD OF DIRECTORS RECOMMENDS THAT POWER3’S
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 13 TO ADJOURN THE SPECIAL
MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT
SUFFICIENT VOTES TO APPROVE PROPOSAL NOS. 1 AND 2.

DESCRIPTION OF POWER3’S CAPITAL STOCK

The following description of the material terms of our capital stock includes a summary of specified provisions of NY Charter Documents.  This description is subject to the relevant provisions of the NYBCL and is qualified in its entirety by reference to the NY Charter Documents, copies of which have been filed with the SEC.

Authorized Capital Stock

We are authorized to issue 600,000,000 shares of common stock, par value $.001 per share, and 50,000,000 shares of preferred stock, par value $.001 per share.

Common Stock

As of January 21, 2011, our authorized common stock consisted of 600,000,000 shares of common stock, of which 472,237,565 shares were issued and outstanding.  Our common stock is currently registered on the Over-the-Counter Bulletin Board under the trading symbol “PWRM.”  The transfer agent for our common stock is Olde Monmouth Stock Transfer Company.

Dividend Rights. Subject to the rights of the holders of any preferred stock that may be outstanding from time to time, each share of our common stock has an equal and ratable right to receive dividends as may be declared by our board of directors out of funds legally available for the payment of dividends.  We have never declared or paid any cash dividends on its capital stock.

 Voting Rights. Each holder of shares of our common stock is entitled to one vote for each share held on all matters submitted to a vote of our shareholders. Holders of our common stock are not entitled to cumulative voting for the election of directors.

No Preemptive or Similar Rights. Our common stock is not entitled to preemptive rights and is not subject to conversion.

Rights to Receive Liquidation Distributions. Upon our liquidation, dissolution or winding, assets legally available for distribution to shareholders are distributable ratably among the holders of our common stock outstanding at that time after payment of any liquidation preferences on any outstanding preferred stock.

Series B Preferred Stock

As of January 21, 2011, the authorized shares of our Series B Preferred Stock consisted of 3,000,000 shares, of which 1,500,000 shares were issued and outstanding.  No public market exists for our Series B Preferred Stock.

Conversion Rights.  Each share of our Series B Preferred Stock is initially convertible, at the option of the holder or upon the occurrence of certain events, into one share of common stock.

Dividend Rights.  The shares of our Series B Preferred Stock do not have any dividend rights.

 Voting Rights.  The outstanding shares of our Series B Preferred Stock have that number of votes equal to the number of votes of all outstanding shares of our common stock plus one additional vote.  Holders of our Series B Preferred Stock are not entitled to cumulative voting for the election of directors.

No Preemptive or Similar Rights. Our common stock is not entitled to preemptive or similar rights.

Rights to Receive Liquidation Distributions. Upon our liquidation, dissolution or winding up, after payment of any liquidation preferences on any other outstanding preferred stock, assets legally available for distribution to shareholders are distributable ratably among the holders of the Series B Preferred Stock and common stock then outstanding in proportion to the number of shares of common stock held by then (or, in the case of the Series B Preferred Stock, the number of shares of common stock that the Series B Preferred Stock is then convertible into).

Redemption Rights.  The shares of Series B Preferred Stock are not redeemable by us.

Anti-Takeover Provisions

The provisions of the NYBCL, the NY Charter and the NY Bylaws may have the effect of delaying, deferring, discouraging or preventing another person from acquiring control of us. In particular, the NYBCL restricts or prohibits an “interested shareholder” from entering into certain types of “business combinations” unless the board of directors approves the transaction in advance.

Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless before such date the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.  An “interested shareholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock or an affiliate or associate of a corporation that owned at least 20% of the corporation’s outstanding voting stock within the last five years.  “Business combinations” under the NYBCL include: (i) mergers and consolidations between a corporation and an interested shareholder or its affiliate or associate; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions with or to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or 10% or more of the consolidated earning power or net income of the corporation; (iii) issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; (iv) liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; (v) reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and (vi) the receipt by an interested shareholder of any benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, the NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory “fair price” requirements are met and in certain other circumstances.

COMPARATIVE RIGHTS OF POWER3 SHAREHOLDERS
AND ROZETTA-CELL SHAREHOLDERS

Power3 is currently incorporated under the laws of the State of New York.  The rights of holders of Power3 common stock are currently governed by the NYBCL, and the NY Charter and NY Bylaws.  After the consummation of the merger, assuming approval of the reincorporation and the other proposals set forth herein, the rights of Power3 shareholders will be governed by the NGCL, and the Nevada Charter and Nevada Bylaws.  A comparison of the material differences in the rights of shareholders of Power3 before and after the consummation of the merger are set forth under “Proposal No. 4 – Comparison of Shareholder Rights Under New York and Nevada Corporate Law and Organizational Documents.”

Rozetta-Cell is currently incorporated in the State of Nevada.  The rights of holders of Rozetta-Cell common stock are currently governed by the NGCL, and the Rozetta-Cell Charter and Rozetta-Cell Bylaws.  After the consummation of the merger, Rozetta-Cell shareholders will become shareholders of Power3, and their rights will be governed by the Nevada Charter and Nevada Bylaws, and will continue to be governed by the NGCL.

All Power3 shareholders are urged to read carefully the relevant provisions of New York law, as well as the NY Charter and NY Bylaws. Copies of these documents will be sent to Power3 shareholders upon request. See “Where You Can Find More Information.”

MARKET INFORMATION

Power3 Common Stock

Our common stock currently trades on the OTC Bulletin Board under the symbol “PWRM.”  The following table sets forth the range of high and low bid quotations for shares of our common stock on the OTC Bulletin Board for the periods indicated.  The quotations represent inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

Fiscal Year Ended December 31, 2009	High	Low

Quarter ended March 31, 2009	$0.04	$0.0095

Quarter ended June 30, 2009	$0.025	$0.013

Quarter ended September 30, 2009	$0.155	$0.01

Quarter ended December 31, 2009	$0.209	$0.048

Fiscal Year Ended December 31, 2010	High	Low

Quarter ended March 31, 2010	$0.04	$0.0095

Quarter ended June 30, 2010	$0.025	$0.013

Quarter ended September 30, 2010	$0.039	$0.023

Quarter ended December 31, 2010	$0.042	$0.0168

The last reported trading price of our common stock as reported on the OTC Bulletin Board on _____________, 2011 was $___ per share. On September 7, 2010, the last full trading day prior to the public announcement of the proposed merger, Power3’s common stock closed at $0.0237 per share.  As of January 21, 2011, the number of shareholders of record of our common stock was 1,177.

We have not paid any dividends on our common stock to date, nor do we intend to pay any dividends on our common stock in the foreseeable future.  We intend to retain future earnings, if any, to finance the growth of our business.

The transfer agent for our common stock is Olde Monmouth Stock Transfer Company, 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716.

Rozetta-Cell Common Stock

Rozetta-Cell is a private company and no public market exists for shares of its common stock.  As of January 21, 2011, the number of shareholders of record of Rozetta-Cell’s common stock was 14.

Rozetta-Cell has never paid any dividends on its common stock and does not intend to pay any dividends on its common stock in the foreseeable future.  Rozetta-Cell intends to retain future earnings, if any, to finance the growth of its business.

POWER3 SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table and the notes thereto set forth, as of January 21, 2011, certain information with respect to the beneficial ownership of each of our executive officers and directors and by each person or group who is known to our management to be the beneficial owner of more than 5% of our common stock.  This table is based upon information supplied by our officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC.  Where information regarding shareholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of January 21, 2011 upon the exercise or conversion of any options, warrants or other convertible securities.  Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address of 26022 Budde Road, The Woodlands, Texas 77380.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (1)

Helen R. Park (2)	28,532,337	6.0%

Ira L. Goldknopf (3)	49,513,516	10.5%

All officers and directors as a group (2 persons) (4)	78,045,853	16.3%

 (1) This table has been prepared based on 472,237,565 shares of our common stock outstanding on January 21, 2011.

(2)  Includes 5,000,000 shares issuable upon the exercise of outstanding warrants that have an exercise price of $0.04.

(3) Includes 1,500,000 shares issuable upon the conversion of Series B Preferred Stock.

(4)  Includes: (i) 5,000,000 shares issuable upon the exercise of outstanding warrants that have an exercise price of $0.04, and (ii) 1,500,000 shares issuable upon the conversion of Series B Preferred Stock.

Commitment to Issue Shares

Except as contemplated in this proxy statement, Power3 has no commitments to issue shares of its common stock to any of its executive officers or directors.

Changes in Control

We will experience a change in control as a result of the merger.  See “Risk Factors—Following the merger, our principal shareholders and management of the combined company will own a significant percentage of our common stock and be able to exercise significant influence.”

COMBINED COMPANY
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table and the notes thereto set forth certain information with respect to the beneficial ownership of the combined company upon consummation of the merger by each of our executive officers and directors and Rozetta-Cell’s executive officers and directors, and by each person or group who is known to the management of Power3 and Rozetta-Cell to be the beneficial owner of more than 5% of the combined company at the consummation of the merger.  This table is based upon information supplied by the officers, directors and principal shareholders of us and Rozetta-Cell and Schedules 13D and 13G filed with the SEC.  Where information regarding shareholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Power3 and Rozetta-Cell believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

In addition, the table below assumes the conversion of all 100,000,000 shares of Rozetta-Cell common stock into 1,000,000,000 shares of Power3 common stock.  Percentages of shares in Power3 are based on 472,237,565 shares outstanding as of January 21, 2011, percentages of shares in Rozetta-Cell are based on 100,000,000 shares of common stock outstanding as of January 21, 2011, and percentages of shares in the combined company are based on 1,473,737,565 shares outstanding upon the consummation of the merger.  Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address of c/o Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380.

Name and Address of Beneficial Owner	Percentage of Shares in Power3	Percentage of Shares in Rozetta-Cell	Percentage of Shares in Combined Company

Helen R. Park (1)	6.0%	30.0%	22.3%

Ira L. Goldknopf	10.5%	5.0%	6.5%

O. Lee Tawes	*	10.0%	8.2%

Shang Ti, LLC (2)	*	10.0%	6.8%

Waco Capital Management, Inc. (3)	*	30.0%	20.4%

All officers and directors as a group (2 persons) (4)	16.3%	35.0%	28.8%

*    Less than 1%.

(1)  Includes 5,000,000 shares of Power3 common stock issuable upon the exercise of outstanding warrants that have an exercise price of $0.04.

(2)  The power to vote and dispose of these shares is controlled by Dr. Jackie R. See.

(3)  The power to vote and dispose of these shares is controlled by Thomas E. Waite.

(4)  Includes 5,000,000 shares of Power3 common stock issuable upon the exercise of outstanding warrants that have an exercise price of $0.04.

INFORMATION REGARDING POWER3’S BUSINESS

Overview

We are a leading bio-technology company focused on the development and marketing of novel diagnostic products through the analysis of proteins.  We believe that the future of medicine will shift from a treatment paradigm to a prevention paradigm.  By understanding the proteins in a disease, we believe that individuals with a greater risk of developing a specific disease can be identified.  Physicians can use this information to improve patient outcomes and identify those individuals who would benefit from preventive therapies.  We employ a number of proprietary technologies that help us to understand the genetic basis of human disease and the role that proteins play in the onset, progression and treatment of disease.  We use this information to develop diagnostic products that are designed to assess an individual’s risk for developing disease (predictive medicine), an individual’s response to drug therapy (personalized medicine), and an individual’s risk of disease progression and disease recurrence (prognostic medicine).  Our goal is to provide physicians with critical information to guide the management of their patients to prevent disease, delay the onset of disease, or catch the disease at an earlier, treatable stage.

 Our business is focused on the development of novel diagnostic tests in the fields of cancer, and neurodegenerative and neuromuscular diseases such as amytrophic lateral sclerosis (commonly known as ALS or Lou Gehrig’s disease), Alzheimer’s disease and Parkinson’s disease.  We apply proprietary methodologies to discover and identify protein biomarkers associated with these diseases.  We use advanced protein separation methods to identify and resolve variants of specific biomarkers (known as “translational proteomics”).  This provides us with a procedure to measure a property or concentration of an analyte (known as an “assay”) and, ultimately, commercialize novel diagnostic tests.  These tools enable us to develop diagnostic tests for these diseases that can be sold through a variety of business partners.

We have established a scientific advisory board comprised of recognized leaders in their chosen fields who have strong affiliations with such institutions as the Baylor College of Medicine and the Sun Health Research Institute.  Our scientific team is headed by our Dr. Ira L. Goldknopf, who is our President and Chief Scientific Officer.  Dr. Goldknopf was a pioneer in the science of proteomics in the 1970s and 1980s and in so doing made a significant biochemistry discovery — the ubiquitin conjugation of proteins. We have leveraged the significant insights of our scientific advisory and have discovered unique disease protein footprints of biomarkers in breast cancer, neurodegenerative disease, and drug resistance to chemotherapeutic agents as a result.

We continue to develop our protein biomarkers and related biomarker tests that will assist providers and payers to properly diagnose their patients. These tests are developed based on our know-how and expertise, in partnership with thought leaders and leading healthcare institutions, and intellectual property that we have developed, licensed from others, or acquired from other parties. Our tests are available to patients by physician’s prescription to providers located primarily in the United States and may be performed in our laboratory or partnered with other test providers.  We are seeking partners for the production, marketing and selling of our diagnostic products and intend to seek FDA approval for these products in the future.

Background

We were incorporated in New York in May 1992 and reincorporated in New York in December 1994.  Prior to September 2008, we were a development stage company with our primary business activity focused exclusively on the development of our intellectual property assets in the area of diagnoses for breast cancer, ALS, Alzheimer’s disease and Parkinson’s disease.  In September 2008, Steven B. Rash, our Chief Executive Officer and Chairman of the Board at the time, resigned from all of his positions with us.  Ira L. Goldknopf, our sole remaining director and Chief Scientific Officer, was appointed as President and Interim Chairman of the Board.  Helen R. Park was appointed Interim Chief Executive Officer.  Under the direction of this restructured management team, we implemented a new strategy focusing on commercialization of our intellectual property assets.   We have since developed a portfolio of products including BC-SeraPro™, a blood serum test for the early detection of breast cancer, and NuroPro®, a blood serum test for the detection of neurodegenerative diseases including Alzheimer’s, Parkinson’s and ALS diseases.

Relationship Between Proteins and Diseases

The entire genetic content of any organism, known as its genome, is encoded in strands of deoxyribonucleic acid (“DNA”).  Cells perform their normal biological functions through the genetic instructions encoded in their DNA, which results in the production of proteins.  Each cell of an organism expresses only approximately 10% to 20% of the genome.  The type of cell determines which genes are expressed and the amount of a particular protein produced.  For example, liver cells produce different proteins from those produced by cells found in the heart, lungs and skin.

Proteins play a crucial role in virtually all biological processes.  Diseases may be caused by a mutation of a gene that alters a protein directly or indirectly, or that alters the level of protein expression.  A protein biomarker is a protein or protein variant that is present in a greater or lesser amount in a disease state versus a normal condition.  By studying changes in protein biomarkers, researchers may identify diseases prior to the appearance of physical symptoms.  Historically, researchers discovered protein biomarkers as a byproduct of basic biological disease research.

Limitations of Existing Diagnostic Approaches

The healthcare industry continues its struggle to manage costs, as evidenced by the projected growth of United States health expenditures to $4.4 trillion in 2018 [National Healthcare Expenditure Data project 2008]. While the use of therapeutics continues to grow, treatment continues, for the most part, to be delivered through a trial-and-error approach and drugs are generally developed to treat broad populations without regard for the difference in response by certain individuals.  The cost of prescribing potentially harmful medications in hospitals has been estimated by the Institute of Medicine to be at least $3.5 billion a year, including 400,000 preventable drug-related injuries occur each year in hospitals, 800,000 in long-term care settings, and at least 500,000 in outpatient Medicare recipients [Institute of Medicine of the National Academies, 2006].

The “In vitro” diagnostic industry manufactures and distributes products that are used to detect thousands of individual components present in human derived specimens. However, the vast majority of these assays are used specifically to identify single protein biomarkers. A protein biomarker is a protein or protein variant that is present at greater or lesser concentrations in a disease state versus a normal condition.  The development of new diagnostic products has been limited by the complexity of disease states, which may be caused or characterized by several or many proteins. Diagnostic assays that are limited to the detection of a single protein often have limitations in clinical specificity (true negatives) and sensitivity (true positives) due to the complex nature of many diseases. Diagnostic products that are limited to the detection of a single protein may lack the ability to detect more complex diseases, and thus produce results that are unacceptable for practical use.

Power3’s Solution

We apply translational proteomics tools and methods to analyze biological information to discover associations between proteins, protein variants, protein-protein interaction and diseases. This enables us to address the market for niche diagnostic tests.  We believe that efforts to diagnose cancer and other complex diseases have failed in large part because the disease is heterogeneous at the causative level and at the human response level.  Thus, a single protein biomarker is unlikely to provide meaningful information about a complex disease state.  We believe that our approach of monitoring and combining multiple protein biomarkers using a variety of analytical techniques, enables us to develop diagnostic tests with sufficient sensitivity and specificity to aid the physician considering treatment options for patients with complex diseases.

We have developed diagnostic tests that help physicians predict an individual’s predisposition for a disease to better characterize, monitor progression of and select appropriate therapies for the disease. By using multiple biomarkers, we are able to better encompass the disease and host response heterogeneity. In addition, by examining specific biomarkers with greater resolution, we believe we can improve the specificity of our diagnostic biomarkers. These modifications reflect both the pathophysiology and host response.  This is accomplished by using an advanced protein separation system (integrated equipment, reagents and software) to identify combinations of specific biomarkers leading to commercialization of disease-specific assays.

Our goals are to: (i) identify biomarkers that can form the basis of molecular imaging targets, (ii) facilitate more efficient clinical trials of new therapeutics by providing biomarkers that stratify patients according to likelihood of response, and (iii) develop novel diagnostic tests to address unmet medical needs.  We concentrate primarily in the areas of cancer and neurodegenerative and neuromuscular diseases such as amytrophic lateral sclerosis (commonly known as ALS or Lou Gehrig’s disease), Alzheimer’s disease and Parkinson’s disease because these areas generally lack quality diagnostic tests.  We believe patient outcomes will be significantly improved by the development of novel diagnostic tests.

Addressing the Heterogeneity of Disease

Our strategy is to create a diagnostics paradigm that is based on risk stratification, multiple-biomarker testing and information integration. This strategy is based on the belief that any specific disease is heterogeneous and, therefore, relying on a single disease biomarker to provide a simple “yes-no” answer is likely to fail. We believe that a better understanding of heterogeneity of disease and human response is necessary for improved diagnosis and treatment of many diseases.

Validation of Biomarkers Through Proper Study Design

Peer-reviewed publications contain reports of novel biomarkers or biomarker combinations associated with specific diseases. Few of these are used clinically. Preliminary research results fail to canvass sufficient variation in study populations or laboratory practices and, therefore, the vast majority of candidate biomarkers fail to be substantiated in subsequent studies. Recognizing that validation is the point at which most biomarkers fail, our strategy is to reduce the attrition rate between discovery and clinical implementation by building validation into the discovery process. Biomarkers fail to validate due to pre-analytical and analytical factors. Pre-analytical factors include study design that does not mimic actual clinical practice, inclusion of the wrong types of control individuals and demographic bias.  Analytical factors include poor control over laboratory protocols, inadequate randomization of study samples and instrumentation biases. Finally, the manner in which the data are analyzed can have a profound impact on the reliability of the statistical conclusions.

When designing clinical studies, we begin with the clinical question, which will drive the downstream clinical utility of the biomarkers.  By starting with building validation into the discovery process, are studies are designed to include the appropriate cases and control groups.  We incorporate an initial validation component in the discovery component.  We place an emphasis on multi-institutional studies, inclusion of clinically relevant controls, using qualified and trained operators to run assays and collect data.   To date, we have analyzed more than 2,000 samples from eight medical centers.  When analyzing the complex proteomics data, we use a variety of approaches and look for concordance between approaches since individual and group performance of biomarkers deemed significant by multiple statistical algorithms are more likely to reflect biological conditions than mathematical artifacts.

Creating and Maintaining a Multi-Disease Product Pipeline

We develop diagnostic tests based on biomarkers discovered in its sponsored programs with academic collaborators and through the in-license of biomarkers and assays from academic customers.  We have obtained access to biomarkers that may potentially lead to additional diagnostic tests. Going forward, we will continue to identify users who may provide additional biomarker discoveries for our diagnostics test pipeline. We also have the opportunity to identify biomarkers discovered on other proteomic platforms that will complement our existing product pipeline. We have entered into collaboration, research, material transfer, and license agreements with several academic institutions, to support  large-scale clinical studies.  These studies involve the analysis of large numbers of samples from healthy and diseased individuals. The goal of these studies is to identify sets of proteins that serve as biomarkers for a specific disease.

Strategy

Our strategy is to understand the relationship between proteins and human diseases in order to develop the next generation of molecular diagnostic products.  Through our proprietary technologies, we believe we are positioned to identify important disease proteins and the biological pathways in which they are involved to better understand the underlying molecular basis for the cause of human disease.  We believe that identifying these proteins and pathways will enable us to develop novel molecular diagnostic products.  Our business strategy includes the following key elements:

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Discover important disease proteins, understand their function and determine their role in human disease. We will continue to use our proprietary technologies in an effort to efficiently discover important proteins and to understand their role in human disease.

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Acquire promising biomarkers/patents from other organizations. We intend to take advantage of in-licensing or acquisition opportunities to augment our in-house product development programs.  We recognize that we cannot meet all of our research discovery needs internally and can benefit from the research performed by other organizations. We intend to leverage our product development expertise to acquire new product opportunities in diagnostic areas of focus.

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Grow our diagnostic test business in the U.S.   We will seek to increase sales of our existing diagnostic products in the U.S.  Additionally, we will pursue new product opportunities in the areas of predictive, personalized, and prognostic medicine.  We believe that our diagnostic products will play an increasingly important role in the management of a patient’s healthcare.

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Expand our diagnostic product business internationally. We intend to establish operations in Europe in the future and market our current and future diagnostic products and any future products in the major market countries in Europe for which we believe there is an attractive commercial opportunity, subject to any required regulatory approvals and the license rights to our products.

In furtherance of our strategy, we are advancing our pre-clinical pipeline of therapeutics and related biomarkers, developing, acquiring and/or in-licensing and advancing therapeutics, leveraging our know-how and expertise in drug and biomarker development, and working with providers, payers and others to accelerate uptake and adoption of our diagnostic tests in clinical care with the goal of improving cost and clinical outcomes.  We are seeking partners for the production, marketing and selling of our products, and may seek to work with these partners to assist us in obtaining FDA approval of our products.

Products and Product Candidates

We have developed a portfolio of products including BC-SeraPro™, a blood serum test for the early detection of breast cancer, and NuroPro®, a blood serum test for the detection of neurodegenerative diseases including Alzheimer’s, Parkinson’s and ALS diseases.  These products are designed to analyze proteins and their mutations to assess an individual’s risk for developing disease.  Future products and services are expected to originate from our internal research and development programs, collaborative efforts and alliances with third parties, and acquisitions of complementary technologies and businesses.

BC-SeraPro™

Breast cancer is the second leading cause of cancer deaths in women and results in 40,000 deaths with over $7 billion spent on breast cancer diagnosis annually. An important factor in surviving cancer is early detection and treatment. According to the American Cancer Society Surveillance Research, when breast cancer is confined to the breast, the five-year survival rate for early stages is close to 100%. Due to the limitations of the current diagnostic techniques of mammograms and self-examination, the presence of breast cancer is often missed or tests are inconclusive. The limitations and lack of accuracy of the current diagnostic tests highlight the need for a test that can detect the presence of breast cancer much earlier and more accurately.

BC-SeraPro™ is a proteomic test for the diagnosis of breast cancer. It measures the quantitative expression level of 22 protein biomarkers in blood serum that differentiate between breast cancer patients and control subjects.  BC-SeraPro™ is an accurate and minimally-invasive test that can detect the disease at a point when treatment is both more effective and less expensive.  It avoids the discomfort, inconvenience, x-ray exposure, and emotional stress of repeated mammogram exams and can exclude malignancy at higher accuracy than mammography.  In a 60-patient blind test study, BC-SeraPro™ demonstrated an 80% sensitivity and 87% specificity for the detection of breast cancer.  Results of the BC-SeraPro™ test are not considered a stand-alone diagnosis nor a guarantee, but are intended to be used in conjunction with other breast cancer diagnostic tools.

We have completed Phase 1 clinical trials and will soon be commencing Phase II clinical trials for BC-SeraPro.™  Application of this test will have a future impact on how breast disease will be diagnosed, monitored, and managed and is intended to be used in conjunction with mammography, breast MRIs and other diagnostic tools used in the detection of breast cancer.  We are seeking partners for the production, marketing and selling of BC-SeraPro™.

NuroPro®

The three neurodegenerative diseases that affect the most people in the United States each year are Alzheimer’s disease, Parkinson’s disease and ALS. The Alzheimer’s Association reports that Alzheimer’s disease is the most common form of dementia, affecting over 5.1 million Americans, of which 4.9 million are 65 or older. Every 72 seconds, someone in America develops Alzheimer’s disease and by mid-century someone will develop Alzheimer’s every 33 seconds. People as young as 30 years old can contract the disease and one in ten people age 65 and over have Alzheimer’s disease. In addition, the American Parkinson’s Disease Association reports that more than 1.5 million people in America have Parkinson’s disease, affecting about 1 in 100 Americans over the age of 60, and a new case of Parkinson’s disease is diagnosed every 9 minutes. On a smaller scale, the ALS Association reports that an average of approximately 30,000 Americans are afflicted with ALS, with 5,000 new cases diagnosed annually.

NuroPro® is a blood serum protein neurodegenerative disease diagnostic screening test.  NuroPro® measures the quantitative expression level of protein biomarkers in the serum that differentiate between patients with neurodegenerative diseases and control subjects.  It uses blood serum protein biomarkers to provide more accurate, quantifiable, minimally invasive tools for differential diagnosis of the neurodegenerative diseases to help provide more effective treatment.  It is comprised of a series of three separate and distinct blood serum tests that have been designed to diagnose Alzheimer’s, Parkinson’s and Lou Gehrig’s disease (ALS) in individuals. The tests monitor the concentration of selected proteins residing in a panel of blood serum protein biomarkers.  They determine whether a patient has a neurodegenerative disease, such as Alzheimer’s, Parkinson’s or Lou Gehrig’s disease (ALS).  With NuroPro®, we have identified groups of unique markers that appear to distinguish normal patients from those with motor neuron, cognitive, movement and other neurological disorders.

Diagnosis of neurodegenerative diseases such as Alzheimer’s disease, Parkinson’s disease, and ALS can be difficult, especially in early stages where there is often an insidious onset of symptoms overlapping with different disorders. This results in delayed diagnosis and treatment initiation.  NuroPro® has the potential to become the first clinical diagnostic test available for the detection of neurodegenerative diseases.

We have completed Phase I clinical trials for NuroPro® and are currently completing Phase II clinical trials.  We are seeking partners for the production, marketing and selling of NuroPro®.

Raw Materials

Our operations require a variety of raw materials, such as biological, chemical and biochemical materials, and other supplies, some of which are occasionally found to be in short supply.  In particular, for our research and product development activities, we need access to human tissue and blood samples from diseased and healthy individuals, other biological materials, and related clinical and other information, which may be in limited supply.  We may not be able to obtain or maintain access to these materials and information on acceptable terms in the future, or may not be able to obtain needed consents from individuals providing tissue, blood, or other samples.  In addition, government regulation in the U.S. and foreign countries could result in restricted access to, or use of, human tissue or blood samples or other biological materials.

In addition, several key components of our diagnostic products and a test kit used in our clinical laboratory testing services come from, or are manufactured for us by, a single supplier or a limited number of suppliers.  We acquire some of these and other key components on a purchase-order basis, meaning that the supplier is not required to supply us with specified quantities over any set period of time or set aside part of its inventory for our forecasted requirements.  We have not arranged for alternative supply sources for some of these components should suppliers become unable to meet our demand or become unwilling to do so on terms that are acceptable to us.

We are required under CLIA regulations to verify that our suppliers of key components for our diagnostic products are in compliance with all applicable FDA regulations.  We believe that this requirement increases the difficulty in arranging for alternative supply sources, particularly for components that are from “single source” suppliers, which means that they are currently the only viable supplier of custom-ordered components.  If any of the components of our products or any of the kits used for our laboratory testing services are no longer available in the marketplace, or are not available on commercially acceptable terms, we may be forced to further develop our products or testing services to use alternative components or test kits or discontinue the products or testing services.

Manufacturing

We do not currently have manufacturing capabilities and do not have any plans to manufacture any products in the near future.  We are exploring opportunities to produce and manufacture our diagnostic tests through collaborative agreements and strategic alliances.  Exploitation of these opportunities will depend on the availability of further capital, qualified personnel, sufficient production resources and our ability to establish relationships with parties that have existing manufacturing and distribution capabilities.

Research and Development

Our research and development efforts are focused on the identification and validation of proteins that are associated with cancer, neurodegenerative diseases and neuromuscular diseases.  In conducting these activities, we are using proprietary proteomics discovery platforms to develop protein-based diagnostic products and to identify and validate novel diagnostic targets. Through our research, we have been able to demonstrate that a particular protein can be used as a biological point of intervention for a diagnostic product designed to affect a particular disease or medical condition. In addition, our proteomics research has demonstrated that a particular protein can be used as a marker for diagnosing a disease, or for predicting disease prognosis or responsiveness to therapeutic intervention.  These proteins may ultimately lead to the development of therapeutic products, and also may lead to the development of diagnostic products, whether or not they result in effective diagnostic products.

Before a protein is used as a therapeutic target or diagnostic marker, we conduct extensive validation studies involving additional complementary testing or analysis performed to confirm its biological relevance and potential medical utility.  Our discovery platform uses proprietary methodologies, trade secrets and accepted technologies that have been optimized and validated for reproducible discovery and analysis of disease specific protein biomarkers in clinically relevant patient samples. Following sample preparation, a quantitative 2D gel electrophoresis system is used for the separation of proteins. The gels are stained, digitally scanned and the digital images are analyzed with unprecedented reproducibility and sensitivity for quantitative differences of protein biomarkers in disease vs. control patient samples. These differences are evaluated using advanced bio-statistical analysis to generate statistical models for the disease and control sample groups. This statistical model is then applied to new patient samples and used to predict their diagnosis. Biomarkers of interest can be removed from the 2D gel matrix and analyzed by fingerprinting and amino acid sequence analysis on a liquid chromatograph - tandem mass spectrometer. This information is then cross-referenced on a worldwide database and the results are combined with results from additional protein chemistry analysis to identify the specific protein biomarkers.

In the area of neurodegenerative diseases and breast cancer, we have completed research and clinical validation studies involving over 2,000 patient samples.  We use bio-statistical analysis to monitor panels of biomarkers for diagnostic sensitivity and specificity for disease, normal and disease controls. By testing patient body fluids and tissues, including blood serum (for breast cancer and neurodegenerative diseases), and bone marrow aspirates (for leukemia patients), we have discovered unique protein biomarker patterns that cover a broad range of diseases, including: (i) cancer, such as breast, bladder, stomach, and esophageal cancer, and leukemia, and (ii) neurodegenerative diseases, such as Alzheimer’s, Parkinson’s and ALS diseases.

Collaborations and Licensing Agreements

We have been a party to collaboration and/or licensing agreements during the past several years and expect to enter into several more during 2011.  These types of agreements provide us with an opportunity to work with organizations that have particular expertise or intellectual property that complements the expertise and intellectual property that we have.  Under these agreements, we typically grant or receive a license to develop intellectual property rights in return for royalties received upon the sale of diagnostic tests and products produced under the agreement.

Our rights and the rights of our collaborators to any diagnostic products developed under these agreements, our obligations and the obligations of our collaborators to further develop and commercialize these diagnostic products, and corresponding economic arrangements vary under the different agreements. However, we generally do not control the amount and timing of resources to be devoted by our collaborators to activities under the agreements. These research and development programs may never result in any diagnostic product candidates or lead to any commercialized diagnostic products, and may not generate any revenue for us.

Our collaborators are generally required to use commercially reasonable efforts to develop a diagnostic product, and the term of each agreement with these collaborators continues for as long as any royalties are payable to us under the agreement. The obligation to pay royalties generally coincides with the life of the underlying patents. In addition, these agreements generally may be terminated upon the mutual consent of the parties or by either party upon an uncured material breach by the other party.

On June 28, 2004, we entered into an Exclusive License Agreement with the Baylor College of Medicine.  Under the agreement, we received exclusive rights to the United States Patent Application entitled “Biomarkers for Neurodegenerative Disease.”  In return, the Baylor College of Medicine was entitled to receive a licensing fee, royalties and a milestone payment, including all legal costs.

Clinical Validation Trials

We completed a 200 patient prospective Phase I clinical validation trial of our NuroPro® diagnostic test for Alzheimer’s disease and Parkinson’s disease during 2009.  As with the previous studies using retrospective patient samples, we used our existing proprietary and patent-pending technologies to analyze the samples by monitoring existing and seeking new additional NuroPro® protein biomarkers for the blood tests for the early detection of these neurodegenerative diseases. We received and analyzed 36 AD, 62 PD, and 70 controls from and age and gender matched control samples that showed greater than expected sensitivity and specificity.  We obtained our blood serum samples from patients in Greece and in Arizona utilizing rigid sample collection protocols.  We completed the analysis in our laboratory.  The consistency in the sample results from both the US and Greece samples indicated how robust this test is in diverse populations.  We obtained better than expected results for our Parkinson’s disease tests and are engaged in numerous validation studies for Alzheimer’s disease and similar neurological disorders.   We intend to bring these diagnostic tests to market during 2010.

We also completed a 300 patient Phase I and II clinical validation trial of blood serum samples using Power3’s NuroPro® diagnostic screening test during 2009 in collaboration with the Cleo Roberts Center of Clinical Research of the Sun Health Research Institute under the direction of Dr. Marwan N. Sabbagh a national leader in Alzheimer’s disease.  For Phase I, Sun Health provided us with 100 clinically confirmed samples of Alzheimer’s disease and age and gender matched control samples.  For Phase II, Sun Health provided us with 25 samples clinically confirmed samples of Alzheimer’s disease, Alzheimer’s disease-like controls, and age and gender matched control samples.  We have run these samples in the lab and are currently engaged in image and statistical analysis.

During 2011, we intend to begin commercializing and monetizing our research, intellectual property and diagnostic tests.  We will also be continuing and expanding our collaboration and clinical validation trials for NuroPro® with physician scientists Dr. Marwan Sabbagh of the Sun Health Research Institute and Dr. Stanley H. Appel of the Methodist Neurological Institute.

Publications and Presentations

We are actively publishing and presenting the results of our proteomics research in major scientific journals and international scientific meetings.  These publications and presentations provide validation of our reputation as a leader in diagnostic science.  Examples of some of the recent publications and presentations that we have made are as follows:

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Dr. Ira L. Goldknopf, our President and Chief Scientific Officer, published an invited editorial in the February 2008 issue of the peer reviewed scientific journal Expert Review of Proteomics. The editorial, entitled “Blood Based Proteomics for Personalized Medicine, Examples from Neurodegenerative Disease,” outlined how proteins in the blood serum can tell us what disease pathways and mechanisms are active in patients.

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We co-authored an article regarding the discovery of protein biomarkers for esophageal malignancies in the International Journal of Cancer in 2008.   The article, titled “Alterations in Barrett’s-related adenocarcinomas: A proteomic approach,” was authored by Dr. Wael El-Rifai, MD, PhD, Professor of Surgery, Medicine and Cancer Biology and Director of Surgical Oncology Research at Vanderbilt University Medical Center, Nashville, Tennessee. Dr. El Rifai stated that through the use of our leading edge proteomic discovery platform, twenty-three biomarkers were identified that have not been described before in this lethal malignancy.

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Dr. Goldknopf presented our results with Neurodegenerative diseases and drug resistance in leukemia at the Cambridge Healthtech Biomarker Discovery Summit in Philadelphia, Pennsylvania on October 1, 2008.

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Dr. Goldknopf and co-authors Dr. Katerina Markopoulou, academic partner at the University of Thessaly in Greece, Dr. Bruce Chase, Dr. Stanly H. Appel and Dr. Marwan Sabbagh presented the overall results of NuroPro® blood tests, from discovery through clinical validation of blood protein biomarkers and tests for Parkinson’s disease, ALS, and Alzheimer’s disease, to the Alzheimer’s Association’s International Congress of Alzheimer’s Disease (ICAD) in Vienna, Austria in July 2009.

●
Dr. Goldknopf was the keynote speaker and served as a member of the Scientific Advisory Board of BIT Life Sciences’ 2nd Annual International Congress and Expo of Molecular Diagnostics (ICEMD-2009) in Beijing, China in November 2009.  Along with his keynote address, “Principles of Omic Medicine Applied to Early Detection and Differential Diagnosis of Breast Cancer and Neurodegenerative Diseases,” Dr. Goldknopf chaired the session on “Biomarkers and Diagnostics in Personalized Medicine.”

Sales and Marketing

We currently have no sales or marketing employees.  However, we intend to establish a sales force during 2010 to promote our diagnostic tests.  This sales team will market our diagnostic tests in a variety of ways, such as placing calls to specialists who work in the particular medical fields that would be benefited by our diagnostic tests.  We also intend to add resources to focus on both the provider and payer markets specifically in managed care contracting and reimbursement.

Customers

Our target customers consist of future commercialization partners, hospitals, laboratories and medical clinics that perform diagnostic testing.  In addition, many health plans and employers are beginning to view biomarker testing as an important next step in managing healthcare costs. Despite this, there is an ongoing requirement to develop the data that support these tests and an educational process for providers, patients, and payers required for the adoption of these tests into clinical practice and payment plans. We are working directly with thought leaders, leading academic institutions, physicians, hospitals, payers, professional associations, healthcare coalitions, information technology companies and other healthcare constituents to set the stage for market introduction and adoption of these tests.

Strategic Acquisitions

We are continually seeking opportunities that may provide us with, among other things, therapeutic assets, promising biomarkers with intellectual property protection, new technologies, and key personnel that could augment these efforts.  From time to time, we may pursue acquisitions which we believe will meet these goals.

On September 7, 2010, we entered into the merger agreement with Rozetta-Cell.  The terms of the merger agreement are summarized above under Proposal No. 1 and a copy of the merger agreement is attached as Annex A and B to this proxy statement.

Intellectual Property and Proprietary Rights

Our ability to compete depends, in part, on our ability to protect our proprietary discoveries and technologies through obtaining and enforcing intellectual property rights, including patent rights, copyrights, our trade secrets and other intellectual property rights, and operating without infringing the intellectual property rights of others. Our diagnostic products are based on complex, rapidly developing technologies. Some of these technologies are covered by patents owned by others and used by us under license.  We are protecting our proprietary rights by a combination of patent applications, trade secret and trademark protection, and protective provisions such as confidentiality agreements with our employees, consultants, vendors, collaborators, advisors, customers and other third parties.

We are currently seeking patent protection for proteins, diagnostic markers, technologies, methods, processes and other inventions which we believe are patentable and where we believe our interests would be best served by seeking patent protection.  We have filed 15 patent applications in the United States, including three for breast cancer, 11 for neurodegenerative disease and one for drug resistance.  We have also licensed rights to several issued patents.  Through our internal research programs and collaborative programs, we anticipate that we will further develop an increasing portfolio of intellectual property.  We may use this intellectual property in our internal product development programs or may license this intellectual property to collaborators, customers, or others for some combination of license fees, milestone payments, and royalty payments.  We expect to continue seeking patent protection for these types of inventions by pursuing patent applications already filed and applying for patent protection for inventions that we make in the future, in all cases subject to an ongoing case-by-case assessment of the potential value of those inventions consistent with our business and scientific goals.

We also rely upon unpatented proprietary technology, and in the future may determine in some cases that our interests would be better served by reliance on trade secrets or confidentiality agreements rather than patents or licenses. We may not be able to protect our rights to such unpatented proprietary technology and others may independently develop substantially equivalent technologies. If we are unable to obtain strong proprietary rights to our processes or products after obtaining regulatory clearance, competitors may be able to market competing processes and products.

We require our employees, consultants, advisors and other contractors to enter into agreements that prohibit their use or disclosure of our confidential information and, where applicable, require disclosure and assignment to us of their ideas, developments, discoveries and inventions important to our business.  These confidentiality agreements generally have a term that lasts for so long as the collaboration is in effect, plus a specified period afterward and are generally terminable by either party upon a breach of the agreement by the other party and, in some cases, upon written notice.  These agreements generally permit us to seek injunctive or other relief in the event of unpermitted use or disclosure of our confidential information.

Any patent applications which we have filed or will file or to which we have licensed or will license rights may not issue, and patents that do issue may not contain commercially valuable claims.  In addition, any patents issued to us or our licensors may not afford meaningful protection for our technology or products or may be subsequently circumvented, invalidated or narrowed, or found unenforceable.  We may infringe the intellectual property rights of others, and may become involved in expensive intellectual property legal proceedings to determine the scope and validity of our patent rights with respect to others.  Our failure to receive patent protection for our diagnostic or therapeutic inventions could diminish the commercial value of these discoveries and could harm our business.

Competition

The proteomics industry is rapidly evolving and competition is becoming increasingly intense.  The industry is subject to significant change with respect to technology for diagnosis and treatment of disease.  Competitors vary in size and in scope and breadth of the products and services they offer.  Existing or future biotechnology, biomedical, pharmaceutical and other companies, government entities and universities may create diagnostic tests that accomplish similar functions to our diagnostic tests in ways that are less expensive, receive faster regulatory approval or receive greater market acceptance than our potential products.

We believe that success in the proteomics industry is dependent upon the ability of companies to:

●	identify proteomic biomarkers that will enable the clinical development program with the potential for clinical utility;

●	establish validated proteomic tests with adequate predictive characteristics;

●	understand the complexity of the proteomic underpinnings of disease, and the related complexity of identifying and validating proteomic biomarkers;

●	obtain patent protection for protein biomarkers and their clinical utility;

●	establish efficacy and safety in a clinical development program;

●	demonstrate data that supports test adoption and reimbursement; and

●	gain marketing approval under CLIA and, later, the FDA and other regulatory agencies.

            There are several other companies engaged in the research of proteomics and its application to biomarker discovery capabilities, including:

●	Celera Corporation, a company engaged in proteomics, bioinformatics and genomics that identifies and develops drug targets and discover and develop new therapeutics;

●	Vermillion Inc., a biomarker discovery assay development and characterization company;

●	BioRad, a seller of biomarker discovery equipment;

●	Satoris, a developer of cytokines-based plasma biomarkers test for Alzheimer’s disease;

●	Myriad Genetics, a developer of therapeutic and diagnostic products using genomic and proteomic technologies; and

●	Provista Life Sciences, a developer of blood serum protein biomarker diagnostic tests for breast cancer and Alzheimer’s disease.

Some of our current and potential competitors have longer operating histories and significantly greater financial, technical, marketing, administrative and other resources than we do.  They may have significantly greater name recognition, established marketing relationships and access to a larger installed base of customers.  In addition, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties to design customized products to better address customer needs.  Accordingly, new competitors or alliances among competitors may emerge and rapidly acquire significant market share.  Increased competition may result in price reductions, reduced gross margins and loss of market share, any of which could have a material adverse affect on our business, financial condition and results of operations.

Government Regulation

In the U.S. and in other countries, the development and commercialization of diagnostic products and clinical laboratory testing services are heavily regulated by governmental agencies.  These requirements vary from country to country.  Currently, the principal markets for our diagnostic products and services are the U.S. and the EU, and the regulatory requirements in those jurisdictions are described below.

CLIA and Other Laboratory Licensure

Laboratories like ours that perform testing on human specimens for the purpose of providing information for diagnosis, prevention or treatment of disease or assessment of health are subject to CLIA.  CLIA is a federal law that regulates clinical laboratory testing performed on specimens derived from humans for the purpose of providing information for the diagnosis, prevention, or treatment of disease.  CLIA is intended to ensure the quality and reliability of clinical laboratory testing in the United States.  CLIA certification requires that each clinical laboratory to be inspected every other year in addition to being subject to random CLIA inspections.  Our clinical laboratory is also subject to license requirements imposed by the State of Texas. Texas laws establish quality standards for day-to-day operation of the clinical laboratory, including the training and skills required of personnel and quality control.  If a CLIA or state inspector finds deficiencies, that finding could lead to the revocation or suspension of, or limitations being placed upon, our CLIA accreditation or Texas license.  Any revocation, suspension, or limitation could prevent us from performing all or some of its clinical laboratory testing services and could harm our operating results and financial condition.

Food and Drug Administration

In the U.S., the FDA classifies in vitro diagnostic products as “devices” and the FDA’s Center for Devices and Radiological Health and Center for Biologics Evaluation and Research regulate these products.  The diagnostic products that we market do not currently require FDA approval.  Our current diagnostic tests take advantage of the “laboratory developed test” exception from FDA review.  The FDA maintains that it has authority to regulate the development and use of laboratory developed tests as diagnostic medical devices under the Federal Food, Drug and Cosmetic Act, but to date has decided not to exercise its authority with respect to most laboratory developed tests performed by high complexity CLIA-certified laboratories as a matter of enforcement discretion.  Our diagnostic products have not obtained FDA premarket clearance or approval.  The FDA regularly considers the application of additional regulatory controls over the use of laboratory developed tests by laboratories such as ours.  Further, the FDA has recently been petitioned to exercise regulatory authority over certain laboratory developed tests and to initiate enforcement action against companies that make effectiveness claims about laboratory developed tests that are without sufficient analytical and clinical support.  As a result, it is possible that the FDA may look at the sale and use of laboratory developed tests with heightened scrutiny or modify their regulatory approach with respect to laboratory developed tests.  If FDA regulation of laboratory developed tests increases or if regulation of the various medical devices used in laboratory-developed testing ensues, it would lead to an increased regulatory burden resulting in additional costs and delays in introducing tests, including genetic tests; this may hinder us from developing and marketing certain products or services and could harm our operating results and financial condition.

HIPAA and Other Privacy Laws

HIPAA established for the first time comprehensive United States protection for the privacy and security of health information. The HIPAA standards apply to three types of organizations, or “Covered Entities”:  health plans, healthcare clearing houses, and healthcare providers which conduct certain healthcare transactions electronically. Covered Entities must have in place administrative, physical, and technical standards to guard against the misuse of individually identifiable health information.  Specifically, Title II of HIPAA, the Administrative Simplification Act, contains four provisions that address the privacy of health data, the security of health data, the standardization of identifying numbers used in the healthcare system and the standardization of data content, codes and formats used in healthcare transactions.  The privacy regulations protect medical records and other personal health information by limiting their use and release, giving patients the right to access their medical records and limiting most disclosures of health information to the minimum amount necessary to accomplish an intended purpose.  We are currently subject to the HIPAA regulations and maintain an active program designed to address regulatory compliance issues.  Penalties for non-compliance with HIPAA include both civil and criminal penalties.  Violations could result in civil penalties of up to $25,000 per type of violation in each calendar year and criminal penalties of up to $250,000 per violation.

In addition to the federal privacy regulations, there are a number of state laws regarding the confidentiality of health information that are applicable to clinical laboratories. The penalties for violation of state privacy laws may vary widely and new privacy laws in this area are pending. We believe that we have taken the steps required of us to comply with health information privacy and confidentiality statutes and regulations in all jurisdictions, both state and federal.  However, we may not be able to maintain compliance in all jurisdictions where we do business.  Failure to maintain compliance, or changes in state or federal laws regarding privacy, could result in civil and/or criminal penalties and could have a material adverse effect on our business.

Environmental Matters

We are subject to licensing and regulation under federal, state and local laws, such as the Environmental Protection Act, and the Toxic Substance Control Act, relating to the handling and disposal of medical specimens and hazardous waste as well as to the safety and health of laboratory employees.  Our laboratory facility in The Woodlands, Texas is operated in material compliance with applicable federal and state laws and regulations relating to disposal of all laboratory specimens.  Federal, state and local laws and regulations govern the use, manufacture, storage, handling and disposal of these materials.  We could be subject to damages in the event of an improper or unauthorized release of, or exposure of individuals to, hazardous materials.

The Federal Occupational Safety and Health Administration has established extensive requirements relating to workplace safety for healthcare employers, including clinical laboratories, whose workers may be exposed to blood-borne pathogens such as HIV and the hepatitis virus.  These regulations, among other things, require work practice controls, protective clothing and equipment, training, medical follow-up, vaccinations and other measures designed to minimize exposure to chemicals and transmission of the blood-borne and airborne pathogens.

We believe that we are in material compliance with these and other applicable laws and that the costs of our ongoing compliance will not have a material adverse effect on our business.  However, statutes or regulations applicable to our business may be adopted which impose substantial additional costs to assure compliance or otherwise materially adversely affect our operations.

Healthcare Regulation and Reform.

Government regulation and reform of the healthcare industry may also affect the manner in which we conduct our business in the future.  There continues to be diverse legislative and regulatory initiatives at both the federal and state levels to affect aspects of the nation’s health care system.  Many states have enacted, or are considering, various healthcare reform statutes.  These reforms relate to, among other things, managed care practices, prompt pay payment practices, health insurer liability and mandated benefits.  Most states have also enacted patient confidentiality laws that prohibit the disclosure of confidential information.  As with all areas of legislation, the federal regulations establish minimum standards and preempt conflicting state laws that are less restrictive but will allow state laws that are more restrictive.  We expect this trend of increased legislation to continue. We are unable to predict what state reforms will be enacted or how they would affect our business.

Numerous proposals to reform the current healthcare system have been introduced in the U.S. Congress and in various state legislatures.  Recently, President Obama and members of Congress passed significant reforms to the U.S. healthcare system.  The Obama administration has stated as a top priority its desire to reform the U.S. health care system with the goal of providing affordable, accessible health care for all Americans.  Proposals that have been considered include cost controls on hospitals, insurance market reforms to increase the availability of group health insurance to small businesses, and mandatory health insurance coverage for employees.  In addition, some members of Congress have proposed a government health insurance option to compete with private plans and other expanded public healthcare measures.  Various healthcare reform proposals have also emerged at the state level.  Both the U.S. Senate and House of Representatives have conducted hearings about U.S. healthcare reform.  We cannot predict what the effect of any future healthcare reform legislation or regulation will have on us.  However, an expansion of the government’s role in the U.S. healthcare industry could have a material adverse affect on our financial condition and results of operations.

Employees

As of January 21, 2011, we had a total of three employees.  Of this amount, two were full-time employees and one was a part-time employee.  We utilize the services of several full-time and part-time consultants as well as contract research organizations and other outside specialty firms for various services such as clinical trial support, manufacturing and regulatory approval advice.  None of our employees are represented by a labor union, and we have never experienced a work stoppage.  We believe that our relations with our employees are good.

Properties

Our corporate headquarters is located at 26022 Budde Road, The Woodlands, Texas 77380, where we lease approximately 1,500 square feet of space for a fixed monthly rent payment of approximately $2,500.  The lease expires on June 30, 2012.

Our laboratory facilities are located at where we lease approximately 3,000 square feet of space for an initial monthly rent payment of approximately $5,600.  The lease expires on June 30, 2015.

We believe that our office space is adequate to support our current operations and projected growth in our operations over the next 12 months.

 Legal Proceedings

In September 2008, we entered into an Arbitration Agreement with Steven Rash in connection with his agreement to resign as the Company’s Chief Executive Officer.  The parties agreed to arbitrate claims for wages and other compensation due, breach of contracts or covenants, and benefits.  We agreed to arbitrate Mr. Rash’s claims for wages of $36,031 and our claims for embezzlement, fraud and breach of contract by Mr. Rash.  Arbitration has not been initiated by either party.

In March 2009, McLennon Law Corporation (“McLennon”) filed a law suit against us in the Superior Court of the State of California in and for the County of San Francisco for breach of contract for approximately $117,000 of accrued but unpaid attorney fees plus interest.  In July 2010, a judgment was entered against us for the full amount of unpaid attorney fees and interest and the law suit was terminated.

In September 2009, one of our former employees attempted to convert a $30,000 convertible promissory note plus interest into shares of our common stock.  We are disputing the amount, if any, that is due to the former employee under the note.  As of September 30, 2010, the note had not been converted.  In December 2009, the former employee filed a law suit against us in the District Court of Montgomery County, Texas, 9th Judicial District seeking damages and specific performance.  In August 2010, we filed an amended answer and counterclaims against the former employee for breach of fiduciary duty and fraud.

In February 2010, Transgenomic, Inc. (“Transgenomic”) filed a lawsuit against us in the United States District Court for the District of Nebraska.  The lawsuit contains claims for fraud, breach of contract, libel and slander, and seeks a declaration of rights under the Collaboration and Exclusive License Agreement, dated January 23, 2009, between the parties.  In April 2010, we filed a partial motion to dismiss Transgenomic’s fraud claim, which was denied by the court in October 2010.  In June 2010, we filed a lawsuit against Transgenomic in the District Court of Montgomery County, Texas, 359th Judicial District.  The lawsuit contains claims for trade secret misappropriation, breach of contract, misappropriation, conversion, unjust enrichment, quantum meruit and promissory estoppel as well as a request for injunctive relief.  In July 2010, we filed a non-suit to dismiss the case without prejudice.  We intend to re-file the claims against Transgenomic in the United States District Court for the District of Nebraska as counterclaims accompanying our response to the claims filed by Transgenomic.

In March 2010, Rockmore Investment Master Fund LTD (“Rockmore”) filed a lawsuit against us in the Supreme Court for the State of New York.  The lawsuit contains claims for breach of contract and specific performance related to a convertible debenture and common stock warrant that we previously issued to Rockmore.  In September 2010, Rockmore filed a motion for summary judgment and injunction regarding its claims, and in October 2010, we filed an opposition to their motion.  In October 2010, the court granted Rockmore’s motion for summary judgment, but denied its request for an injunction.  We intend to appeal the court’s ruling.

In April 2010, we filed a lawsuit against Richard Kraniak and Roger Kazanowski (“Kraniak and Kazanowski”) in the United States District Court for the Southern District of Texas, Houston Division.  The lawsuit contains claims for violations of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  In May 2010, Kraniak and Kazanowski filed a motion to dismiss the lawsuit.  In June 2010, we filed a response to Kraniak and Kazanowski’s motion to dismiss as well as a first amended complaint against Kraniak and Kazanowski, and in October 2010 we filed a second amended complaint against Kraniak and Kazanowski.  In July 2010, Kraniak and Kazanowski filed counterclaims against the Company in the United States District Court for the Southern District of Texas, Houston Division.  The counterclaims contain claims for violations of securities laws, breach of contract, misrepresentation, civil conspiracy and defamation.  We filed an answer to the counterclaims denying each of the alleged claims.

In April 2010, Neogenomics, Inc. (“Neogenomics”) filed a lawsuit and motion for summary judgment against us in the Supreme Court of the State of New York.  The lawsuit contains claims for breach of contract and specific performance related to a convertible debenture that we previously issued to Neogenomics.  In May 2010, we filed a response to Neogenomic’s motion for summary judgment.  In December 2010, the court granted Neogenomic’s motion for summary judgment.  We intend to appeal the court’s ruling.

In April 2010, Lucas Associates, Inc. filed a lawsuit against us in the District Court of Montgomery County, Texas.  The lawsuit contains claims for breach of contract, quantum meruit and fraud related to allegations that we failed to pay them a finder’s fee in connection with the hiring of John Ginzler as the Company’s Chief Financial Officer in 2009.  In June 2010, we filed a general denial to the claims alleged in the complaint.  In November 2010, we entered mediation and agreed to settle the case.

In April 2010, John Ginzler filed a lawsuit against us in the District Court of Montgomery County, Texas, 359th Judicial District.  The lawsuit contains claims for breach of contract related to an employment agreement entered into between him and the Company.  In June 2010, the Company filed a general denial to the claims alleged in the complaint.

In May 2010, we filed a lawsuit against Able Income Fund LLC (“Able Income Fund”) in the United States District Court for the Southern District of Texas, Houston Division.  The lawsuit contains claims for violations of the Securities Act and the Exchange Act.  We subsequently moved for a default judgment on our claims due to Able Income Fund’s failure to timely respond to our lawsuit.  In November 2010, our motion for a default judgment was denied by the court.  In July 2010, Able Income Fund filed a lawsuit against us in the Supreme Court of the State of New York.  The lawsuit contains claims for breach of contract and specific performance related to two convertible debentures and common stock warrants that we previously issued to Able Income Fund.  In September 2010, we filed a motion to dismiss Able Income Fund’s lawsuit.

EXECUTIVE COMPENSATION OF POWER3

Summary Compensation Table

The following table provides certain summary information concerning compensation earned by the executive officers named below during the fiscal year ended December 31, 2009.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)	Total ($)

Helen R. Park	2010	100,008	(2)	-0-		-0-	100,008
Interim Chief Executive Officer and	2009	113,714	(3)	277,500	(4)	-0-	391,214
Chief Financial Officer

Ira L. Goldknopf	2010	125,000	(5)	-0-		-0-	125,000
President, Chief Scientific Officer	2009	215,335	(6)	-0-		-0-	215,335
and Secretary

 (1) Represents the grant date fair value of the award, calculated in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718.  A summary of the assumptions made in the valuation of these awards is provided herein under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Power3 – Critical Accounting Policies” and “Executive Compensation – Securities Issued to Executive Officers for Compensatory Purposes,” and in our notes to consolidated financial statements attached as Annex G to this proxy statement.

(2) Includes $87,674 of salary that was earned by Ms. Park during 2010 but was not paid to Ms. Park during 2010.

 (3) Includes 5,000,000 and 2,560,908 shares of common stock issued to Ms. Park in lieu of salary earned during the years ended December 31, 2008 and 2009, respectively.  A more detailed description of these stock issuances is provided herein under “Executive Compensation – Securities Issued to Executive Officers for Compensatory Purposes” beginning on page 165 of this proxy statement.

(4) Comprised of 15,000,000 shares of common stock issued to Ms. Park as a performance bonus.  A more detailed description of this stock issuance is provided herein under “Executive Compensation – Securities Issued to Executive Officers for Compensatory Purposes” beginning on page 165 of this proxy statement.

(5) Includes $121,000 of salary that was earned by Dr. Goldknopf during 2010 but was not paid to Dr. Goldknopf during 2010.

(6) Comprised of 7,422,558 shares of common stock issued to Dr. Goldknopf in lieu of salary earned during the year ended December 31, 2009.  A more detailed description of this stock issuance is provided herein under “Executive Compensation – Securities Issued to Executive Officers for Compensatory Purposes” beginning on page 165 of this proxy statement.

Narrative Disclosure of Executive Compensation

We are a party to an employment agreement with Ira L. Goldknopf and a consulting agreement with Bronco Consulting, Inc., a company of which Helen R. Park owns all of the issued and outstanding capital stock.  Under these agreements, Dr. Goldknopf is currently entitled to receive an annual base salary of $125,000, and Ms. Park is currently entitled to receive a consulting fee of $8,334 per month.  We have also issued a variety of equity securities to Messrs. Goldknopf and Ginzler and Ms. Park over the past two years.

A summary of the material terms of these employment agreements and the options, restricted stock awards and shares of common stock granted to each of these individuals is provided below.

Employment Agreements and Consulting Agreements

Helen R. Park

On September 7, 2008, we entered into a Consulting Agreement with Bronco Technology, Inc., a company of which Ms. Park owns all of the issued and outstanding capital stock, pursuant to which Ms. Park agreed to serve as our Interim Chief Executive Officer through June 1, 2009.  In consideration for Ms. Park’s services, we agreed to pay Bronco Technology, Inc. $5,000 per month and 100,000 shares or common stock per month.  Ms. Park was also entitled to receive commission payments based upon certain milestones of progress to be agreed upon by us and Ms. Park.

On June 1, 2009, we entered into an Amended and Restated Consulting Agreement with Bronco Technology, Inc.  Under the terms of the agreement, Ms. Park agreed to continue to serve as our Interim Chief Executive Officer until May 31, 2011.   In consideration for Ms. Park’s services, we agreed to pay Bronco Technology, Inc. $8,334 per month, subject to annual review by our board of directors or compensation committee of the board of directors, if any.  We also agreed to pay Bronco Technology a cash commission payment of an amount equal to one percent (1.0%), but not to exceed $5,000 per month, of the royalties received by us from the sale of certain of our products through license agreements signed during the term of the agreement.

Ira L. Goldknopf

Effective May 17, 2009, we entered into an Amended and Restated Employment Agreement with Dr. Ira L. Goldknopf to continue serving as our President and Chief Scientific Officer.  The agreement is for a three-year term.  We agreed to pay Dr. Goldknopf an annual base salary of $100,000 through May 31, 2009, and an annual base salary of $125,000 for the remainder of the term, subject to annual review by our board of directors or compensation committee of the board of directors, if any.  We also agreed to pay Mr. Goldknopf a cash bonus of $1,000 for each publication authored or co-authored by Dr. Goldknopf and published in a scientific or professional journal that provides value to us.

Securities Issued to Executive Officers for Compensatory Purposes

Helen R. Park

In October 2008, we issued 5,000,000 shares of common stock to Ms. Park as compensation for services rendered by Ms. Park prior to her appointment as the Company’s Interim Chief Executive Officer.  At the time the shares were authorized for issuance, we did not have enough shares of common stock available to issue to Ms. Park.  In November 2008, we issued a convertible promissory note and a warrant exercisable into shares of common stock to Ms. Park in exchange for the 5,000,000 shares of common stock.  The convertible promissory note had an initial principal amount of $150,000, accrued interest at an annual rate of 12% and was due on November 18, 2009.  The warrant is exercisable into 5,000,000 shares of common stock, has an exercise price of $0.04, and has a term of three years.  In March 2009, we issued 9,571,429 shares of common stock to Ms. Park upon her conversion of the convertible promissory note and accrued interest.

In June 2009, we issued 2,560,908 restricted shares of common stock to Ms. Park in full payment of $40,000 due under her consulting agreement through May 31, 2009, plus accrued interest, and issued 400,000 shares of common stock to Ms. Park which was due to her under her consulting agreement through May 31, 2009.

In December 2009, we issued 15,000,000 shares of common stock to Ms. Park as a performance bonus in accordance with the terms of her consulting agreement.

Ira L. Goldknopf

In June 2009, we issued 7,422,558 shares of common stock to Mr. Goldknopf in full payment of $92,142 of accrued but unpaid salary and accrued interest due under his employment agreement.

Director Compensation

We do not provide any compensation to our employee directors and have not adopted a standard compensation package for non-employee directors serving as members of our board of directors.  We did not have any non-employee directors on our board of directors during 2009 and, thus, did not pay any director compensation to any non-employee directors during 2009.  We intend to add non-employee directors to our board of directors in the future.  In the event we do so, we intend to provide them with remuneration that may consist of one or more of the following: an annual retainer, a fee paid for each board meeting attended, an annual grant of equity compensation, and reimbursement for reasonable travel expenses incurred to attend meetings of the board of directors.  We may provide additional remuneration to board members participating on committees of our board of directors.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each named executive officer, information regarding unexercised warrants, stock that had not vested, and equity incentive plan awards as of the end of our fiscal year ended December 31, 2010.  We did not have any stock options or restricted stock awards outstanding at December 31, 2010.

	Warrant Awards

Name	Number of Securities Underlying Unexercised Warrants (#) Exercisable		Number of Securities Underlying Unexercised Warrants (#) Unexercisable	Warrant Exercise Price ($)	Warrant Expiration Date

Helen R. Park	5,000,000	(1)	-0-	0.04	11/18/11

Ira L. Goldknopf	---		---	---	---

(1) These warrants vested in full on the date of grant.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF POWER3

This “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Power3” and other parts of this proxy statement contain forward-looking statements that involve risks and uncertainties.  All forward-looking statements included in this proxy statement are based on information available to us on the date hereof, and, except as required by law, we assume no obligation to update any such forward-looking statements.  Our actual results may differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under “Risk Factors” of this proxy statement and elsewhere in this proxy statement.  The following should be read in conjunction with our financial statements attached as Annex G and H to this proxy statement.

Overview

We are a leading bio-technology company focused on the development and marketing of novel diagnostic products through the analysis of proteins.  Our business is focused on the development of novel diagnostic tests in the fields of cancer and neurodegenerative diseases such as amytrophic lateral sclerosis (commonly known as ALS or Lou Gehrig’s disease), Alzheimer’s disease and Parkinson’s disease.  We also address clinical questions related to early disease detection, treatment response, monitoring of disease progression, prognosis and others through collaborations with leading academic and research institutions. We apply proprietary methodologies to discover and identify protein biomarkers associated with diseases.  We also use advanced protein separation methods to identify and resolve variants of specific biomarkers for developing a procedure to measure a property or concentration of an assay and commercializing novel diagnostic tests. By discovery and development of protein-based disease biomarkers, we have developed tools for diagnosis, prognosis, early detection and identification of new target drugs in cancer and neurodegenerative diseases.

 We have developed a portfolio of products including BC-SeraPro™, a proteomic blood serum test for the early detection of breast cancer for which we have completed Phase I clinical trials, and NuroPro®, a serum test for the detection of neurodegenerative diseases including Alzheimer’s, Parkinson’s and ALS diseases for which we are currently engaged in Phase II clinical trials.  These products are designed to analyze proteins and their mutations to assess an individual’s risk for developing disease later in life or a patient’s likelihood of responding to a particular drug, assess a patient’s risk of disease progression and disease recurrence, and measure a patient’s exposure to drug therapy to ensure optimal dosing and reduced drug toxicity. Armed with this risk response assessment information, individuals can take action to prevent or delay the onset of disease and physicians can ensure that patients receive the most appropriate treatment for their disease.

Strategy

We are currently developing proteomic and related biomarker tests that will assist providers and payers in determining the most appropriate therapeutic intervention for a particular patient. These tests are developed based on our know-how and expertise, in partnership with thought leaders and leading healthcare institutions, and intellectual property that we have developed on our own, licensed from others, or acquired from other parties.  Our tests are available to patients by physician’s prescription to providers located primarily in the United States and may be performed in our laboratory or partnered with other test providers.

We intend to complete Phase II clinical trials for NuroPro® and begin commercialization of NuroPro® during 2011, and to complete Phase II clinical trials for BC-SeraPro™ during 2011.  We also intend to develop additional diagnostic products utilizing the proteomic research and results that we have achieved and for which we have filed patent applications with the USPTO.  By utilizing the intellectual property that we have in our possession, building on the intellectual property portfolio through additional clinical trials, and acquiring complementary intellectual property from other bio-technology companies, we will have the ability to successfully create, market and sell a diverse diagnostic product offering based on our proteomic research.

Our goal during 2011 is to enter into collaboration and licensing agreements with other leading bio-technology companies, academic and research institutions that have the resources and expertise to engage in successful commercialization campaigns of our products.  Through these agreements, we will generate revenue through a combination of licensing fees, royalties and milestone payments that we receive from our collaboration and licensing partners.

Recent Developments

On September 7, 2010, we entered into the merger agreement with Rozetta-Cell.  The terms of the merger agreement are summarized above under Proposal No. 1 and a copy of the merger agreement is attached as Annex A and B to this proxy statement.

Outlook

We expect sales of our BC-SeraPro™ and NuroPro® diagnostic products to increase during 2011 as we complete Phase II clinical studies on these products.  We also expect to develop several additional diagnostic products during 2011.  As a result, we expect revenue to increase as we enter into additional collaboration and licensing agreements with other bio-technology companies, academic and research institutions and governmental agencies.  We intend to reduce our liabilities by retiring our outstanding debt, which will decrease substantially, if not eliminate, the derivative liabilities that we have been incurring for the past few years.  The combination of increased revenue and reduced debt, coupled with significant capital-raising initiatives that we plan to complete during 2011, will provide us with the assets and operating results necessary to grow at an exponential rate for the foreseeable future.

Critical Accounting Policies

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Power3” contained herein is based upon our consolidated financial statements and accompanying notes, which have been prepared in accordance with United States generally accepted accounting principles (“GAAP”).  The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities.  When making these estimates and assumptions, we consider our historical experience, our knowledge of economic and market factors and various other factors that we believe to be reasonable under the circumstances.  Actual results may differ under different estimates and assumptions.

The accounting estimates and assumptions discussed in this section are those that we consider to be the most critical to an understanding of our financial statements because they inherently involve significant judgments and uncertainties.

Revenue Recognition

Our revenue consists primarily of licensing fees, royalties and milestone payments that we receive from our licensing partners that it receives under licensing agreements that we have with third parties.  We recognize these fees and payments as revenue when persuasive evidence of an arrangement exists, delivery or performance has occurred, the sales price is fixed and determinable, and collectability is reasonably assured in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 605 (“ASC 605”).

Stock-Based Compensation

We account for employee stock-based compensation in accordance with the fair value recognition provisions of ASC Topic 718 (“ASC 718”) using the modified prospective transition method.  Under this method, compensation expense includes: (a) compensation expense for all share-based payments granted, but not yet vested, as of January 1, 2006, based on the grant-date fair value, and (b) compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the grant-date fair value.  Such amounts have been reduced by our estimate of forfeitures of all unvested awards.

We account for non-employee stock-based compensation in accordance with ASC 718 and ASC Topic 505 (“ASC 505”).  ASC 718 and ASC 505 require that we recognize compensation expense based on the estimated fair value of stock-based compensation granted to non-employees over the vesting period, which is generally the period during which services are rendered by the non-employees.

We use the Black-Scholes pricing model to determine the fair value of the stock-based compensation that we grant to employees and non-employees.  We are required to make certain assumptions in connection with this determination, the most important of which involves the calculation of volatility with respect to the price of our common stock.  The computation of volatility is intended to produce a volatility value that is representative of our expectations about the future volatility of the price of our common stock over an expected term.  We used our share price history to determine volatility and cannot predict how the price of our shares of common stock will react on the open market in the future.  As a result, the volatility value that we calculated may differ from the future volatility of the price of our shares of common stock.

Derivative Financial Instruments

ASC Topic 815 (“ASC 815”) requires that all derivative financial instruments be recorded on the balance sheet at fair value. Fair values for exchange traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates.

We have issued several convertible promissory notes and stock warrants and has evaluated the terms and conditions of the conversion features contained in the notes and warrants to determine whether they represent embedded or freestanding derivative instruments under the provisions of ASC 815.  We determined that the conversion features contained in the notes and warrants represent freestanding derivative instruments that meet the requirements for liability classification under ASC 815.  As a result, the fair value of the derivative financial instruments in the notes and warrants is reflected in our balance sheet as a liability.  The fair value of the derivative financial instruments of the convertible promissory notes and warrants was measured at the inception date of the notes and warrants and each subsequent balance sheet date.  Any changes in the fair value of the derivative financial instruments are recorded as non-operating, non-cash income or expense at each balance sheet date.

For our fiscal year ended December 31, 2009, we valued the conversion features in our convertible notes using the binomial lattice valuation model.  During the three months ended June 30, 2010, we changed the method by which we valued the conversion features in our convertible notes by switching from the binomial lattice valuation model to the Black-Scholes pricing model.  As a result, the conversion features in our convertible notes were valued under the binomial lattice valuation model at December 31, 2009, and were valued under the Black-Scholes pricing model at September 30, 2010.  This change has been deemed by us to be a change in accounting estimate.  We use the Black-Scholes pricing model to determine the fair values of our warrants.

The binomial lattice valuation model values the embedded derivatives based on a probability-weighted discounted cash flow model. This model is based on future projections of the five primary alternatives possible for settlement of the features included within the embedded derivatives, which are: (i) payments are made in cash, (ii) payments are made in stock, (iii) the holder exercises its right to convert the debentures, (iv) we exercise our right to convert the debentures, and (v) we default on the debentures. We use the model to analyze the underlying economic factors that influence which of these events will occur, when they are likely to occur, and the price of its common stock and specific terms of the debentures, such as interest rate and conversion price, that will be in effect when they occur.  Based on the analysis of these factors, we use the model to develop a set of potential scenarios.  Probabilities of each scenario occurring during the remaining term of the debentures are determined based on management’s projections. These probabilities are used to create a cash flow projection over the term of the debentures and determine the probability that the projected cash flow will be achieved. A discounted weighted average cash flow for each scenario is then calculated and compared to the discounted cash flow of the debentures without the compound embedded derivative in order to determine a value for the compound embedded derivative.

The Black-Scholes model takes into consideration such factors as the estimated term of the derivatives, the volatility of the price of our common stock, interest rates, and the probability that the warrants will be exercised to determine the fair value of the warrants.  The selection of these criteria requires management’s judgment and may impact our net income or loss.  We are required to make certain assumptions in connection with this determination, the most important of which involves the calculation of volatility with respect to the price of our common stock.  The computation of volatility is intended to produce a volatility value that is representative of our expectations about the future volatility of the price of our common stock over an expected term.  We used our share price history to determine volatility and cannot predict how the price of our shares of common stock will react on the open market in the future.  As a result, the volatility value that we calculated may differ from the future volatility of the price of our shares of common stock.

For a more complete discussion of our accounting policies and procedures, see our audited consolidated financial statements attached as Annex G to this proxy statement.

Recent Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board (“FASB”) issued guidance now codified as ASC Topic 855 (“ASC 855”) which establishes general standards of accounting for, and disclosures of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  ASC 855 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date (i.e., whether that date represents the date the financial statements were issued or were available to be issued).  These new provisions became effective for interim or fiscal periods ending after June 15, 2009.  The adoption of these provisions did not have a material impact on our financial condition and results of operations.

In June 2009, the FASB issued guidance now codified as ASC Topic 105 (“ASC 105”) as the single source of authoritative nongovernmental U.S. GAAP.  ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place. All existing accounting standard documents have been superseded and all other accounting literature not included in the FASB ASC is considered non-authoritative.  These new provisions became effective for interim and annual periods ending after September 15, 2009 and, accordingly, are effective for the Company for the current fiscal reporting period.  The adoption of these provisions did not have a material impact on our financial condition and results of operations.

Comparison of the Three-Month Periods Ended September 30, 2010 and 2009

Net Revenue

Net revenue consists primarily of licensing fees, royalties and milestone payments that we receive from our licensing partners.  We generated revenue of $41,337 for the three months ended September 30, 2009.  We did not generate any revenue for the three months ended September 30, 2010.  The decrease in revenue resulted primarily from our decision to terminate the Collaboration and Exclusive License Agreement with Transgenomic, Inc. in January 2010.  We expect licensing fees, royalties and milestone payments generated from our BC-SeraPro™ and NuroPro® diagnostic products to increase during 2010 as we complete Phase II clinical studies on these products.  As a result, we expect revenue to increase as we enter into additional collaboration and licensing agreements with other bio-technology companies, academic and research institutions and governmental agencies.

Operating Expenses

Operating expenses consist primarily of employee compensation and benefits, professional and consulting fees, and other selling, general and administrative expenses.

Employee Compensation and Benefits.  Employee compensation and benefits consists of all salaries and other cash compensation, equity-based compensation, employee benefits and the related payroll taxes.  Employee compensation expense decreased $84,282 to $33,147 for the three months ended September 30, 2010 from $117,429 for the three months ended September 30, 2009.  The decrease of $84,282 was due primarily to a decrease of $65,172 for salary and equity-based compensation expenses associated with a decrease in the number of individuals who we employed during the three months ended September 30, 2010.  We expect employee compensation expense to increase over the next 12 months as we continue to retain additional executive management personnel, lab technicians and other employees in connection with the growth of our business.

Professional Fees.  Professional fees consist of fees paid to our independent accountants, lawyers, laboratory and technology consultants and other professionals and consultants.  Professional fees increased $272,387 to $654,920 for the three months ended September 30, 2010 from $382,533 for the three months ended September 30, 2009.  The increase of $272,387 was due primarily to increases of $120,274 for legal fees and $149,794 for the amount of expense recognized in connection with equity-based compensation paid to service providers and consultants for various services. We expect professional fees to increase over the next 12 months as we incur additional legal, accounting, laboratory and technology fees in connection with the general expansion of our business and operations.

Other Selling, General and Administrative Expenses.  Other selling, general and administrative expenses consist of selling and marketing expenses, lab services and supplies, clinical validation studies, computer hardware and system costs, bank service charges, filing fees and dues, non-employee customer service representative expense, rent expense, financial printer costs, transfer agent costs, the costs of investor relations campaigns and activities, postage and delivery expenses, severance expenses, general business expenses and miscellaneous general and administrative expenses.  Other general and administrative expenses increased $29,275 to $95,028 for the three months ended September 30, 2010 from $65,753 for the three months ended September 30, 2009.  The increase of $29,275 resulted primarily from an increase of $14,993 for relocation expenses and increases in other miscellaneous selling, general and administrative expenses.  We expect other general and administrative expenses to increase over the next 12 months as we continue to incur expenses for clinical validation studies, lab supplies, selling and marketing expenses, rent, computer hardware and systems, and other miscellaneous items associated with the general operation and growth of our business.

Interest Expense

Interest expense consists of the interest and discount amortization costs that we incur on the debt obligations that we have.  Interest and amortization expense decreased $29,880 to $23,782 for the three months ended September 30, 2010 from $53,662 for the three months ended September 30, 2009.  The decrease of $29,880 was due primarily to the retirement during 2009 of many of the debt obligations that were outstanding during the three months ended September 30, 2009.  We expect interest expense to decrease over the next 12 months as we continue to retire our remaining debt obligations.

Derivative Gain / Loss

Derivative gain / loss consists of the non-operating, non-cash income or expense resulting from changes in the fair value of the derivative instruments contained in the convertible promissory notes and associated stock warrants that were outstanding at September 30, 2010 and 2009, respectively.  During the three months ended June 30, 2010, we changed the method by which we valued the conversion features in our convertible notes by switching from the binomial lattice valuation model to the Black-Scholes pricing model.  We recognized a derivative gain of $1,418,710 for the three months ended September 30, 2010 compared to a derivative loss of $9,211,930 for the three months ended September 30, 2009.  The difference of $10,630,640 was due primarily to the decrease in the trading price of our common stock that we experienced between July 1, 2010 and September 30, 2010 compared to the large increase in the trading price of our common stock that we experienced between July 1, 2009 and September 30, 2009.  While future derivative gain / loss is largely dependent upon the trading price of our common stock, we expect future derivative gains and losses to be smaller in amount as our convertible promissory notes are retired or converted into shares of common stock, and as the associated stock warrants are exercised or expire by their terms.

Gain / Loss on Settlement of Debt

Gain / loss on settlement of debt consists of the gains and losses that we have recognized in connection with the retirement of outstanding debt and payment of outstanding invoices and results when we issue shares of common stock having an aggregate value less than (in the case of gains) or greater than (in the case of losses) the outstanding principal amount of the note and accrued interest or the applicable invoice.  We recognized a loss on the settlement of debt of $82,599 for the three months ended September 30, 2009.  We did not recognize any gain or loss on the settlement of debt for the three months ended September 30, 2010.  The difference of $82,599 was due primarily to our decision to pay off a significant amount of our outstanding debt obligations and accrued interest, and numerous outstanding invoices, during 2009 by issuing shares of our common stock having an aggregate value that was greater than the outstanding principal amount of the applicable note and accrued interest or the applicable invoice.  While we may continue to incur losses on the settlement of debt in the future as we continue to pay off outstanding debt and invoices with shares of our common stock, we expect any such losses to decrease as the amount of outstanding debt continues to decrease.

Net Income / Loss

We generated net income of $611,833 for the three months ended September 30, 2010 compared to a net loss of $9,885,581 for the three months ended September 30, 2009.  The difference of $10,497,414 was due primarily to a difference of $10,630,640 for derivative gain recognized during 2010 compared to derivative loss recognized during 2009, a difference of $82,599 resulting from losses from the extinguishment of debt recognized during 2009, and decreases of $29,880 for interest expense and $84,282 for employee compensation and benefits.  This was partially offset by an increase of $272,387 for professional fees.  We expect to generate net losses during the remainder of 2010 as we continue to build our business.  However, we expect these losses to decrease in the future as we generate additional revenue through collaboration and licensing partners and as we continue to retire our outstanding debt obligations.

Comparison of the Nine-Month Periods Ended September 30, 2010 and 2009

Net Revenue

We generated revenue of $209,814 for the nine months ended September 30, 2009.  We did not generate any revenue for the nine months ended September 30, 2010.  The decrease in revenue resulted primarily from our decision to terminate the Collaboration and Exclusive License Agreement with Transgenomic, Inc. in January 2010.

Operating Expenses

Operating expenses consist primarily of employee compensation and benefits, professional and consulting fees, and other selling, general and administrative expenses.

Employee Compensation and Benefits.  Employee compensation expense decreased $279,938 to $113,785 for the nine months ended September 30, 2010 from $393,723 for the nine months ended September 30, 2009.  The decrease of $279,938 was due primarily to a decrease of approximately $202,065 for salary and equity-based compensation expenses associated with a decrease in the number of individuals who we employed during the nine months ended September 30, 2010.

Professional Fees.  Professional fees increased $145,551 to $1,153,419 for the nine months ended September 30, 2010 from $1,007,868 for the nine months ended September 30, 2009.  The increase of $145,551 was due primarily to an increase of $188,530 for legal and accounting fees, partially offset by a decrease of $28,439 for the amount of expense recognized in connection with equity-based compensation paid to service providers and consultants for various services.

Other Selling, General and Administrative Expenses.  Other general and administrative expenses increased $178,397 to $394,684 for the nine months ended September 30, 2010 from $216,287 for the nine months ended September 30, 2009.  The increase of $178,397 resulted primarily from increases of $35,026 for administrative fees, $57,000 for general office expenses, $13,366 for lease payments and $16,168 for relocation expenses, and increases in other miscellaneous selling, general and administrative expenses.

Interest Expense

Interest and amortization expense decreased $284,509 to $83,988 for the nine months ended September 30, 2010 from $368,497 for the nine months ended September 30, 2009.  The decrease of $284,509 was due primarily to the retirement during 2009 of many of the debt obligations that were outstanding during the nine months ended September 30, 2009.

Derivative Gain / Loss

We recognized a derivative gain of $11,999,065 for the nine months ended September 30, 2010 compared to a derivative loss of $9,368,581 for the nine months ended September 30, 2009.  The difference of $21,367,646 was due primarily to the decrease in the trading price of our common stock that we experienced between January 1, 2010 and September 30, 2010 compared to the large increase in the trading price of our common stock that we experienced between January 1, 2009 and September 30, 2009.

Gain / Loss on Settlement of Debt

We recognized a loss on the settlement of debt of $1,090,628 for the nine months ended September 30, 2009.  We did not recognize any gain or loss on the settlement of debt for the nine months ended September 30, 2010.  The difference of $1,090,628 was due primarily to our decision to pay off a significant amount of our outstanding debt obligations and accrued interest, and numerous outstanding invoices, during 2009 by issuing shares of our common stock having an aggregate value that was greater than the outstanding principal amount of the applicable note and accrued interest or the applicable invoice.

Net Income / Loss

We generated net income of $10,253,189 for the nine months ended September 30, 2010 compared to a net loss of $12,282,885 for the nine months ended September 30, 2009.  The difference of $22,536,074 was due primarily to a difference of $21,367,646 resulting from the derivative gain recognized during 2010 compared to the derivative loss recognized during 2009, a difference of $1,090,628 resulting from losses from the extinguishment of debt recognized during 2009, and decreases of $284,509 for interest expense and $279,938 for employee compensation and benefits.  This was partially offset by a decrease of $209,814 for net revenue.

Comparison of the Years Ended December 31, 2009 and 2008

Net Revenue

Revenue increased $113,975 to $115,000 for the year ended December 31, 2009 from $1,025 for the year ended December 31, 2008.  The increase of $113,975 resulted primarily from milestone fees that we received under the Collaboration and Exclusive License Agreement with Transgenomic, Inc.  We expect sales of our BC-SeraPro™ and NuroPro® diagnostic products to increase during 2010 as we complete Phase II clinical studies on these products.  As a result, we expect revenue to increase over the next 12 months as we enter into additional collaboration and licensing agreements with other biotechnology companies, academic and research institutions and governmental agencies.

Operating Expenses

Operating expenses consist primarily of employee compensation and benefits, professional and consulting fees, and other selling, general and administrative expenses.

Employee Compensation and Benefits.  Employee compensation expense decreased $673,455 to $368,067 for the year ended December 31, 2009 from $1,041,522 for the year ended December 31, 2008.  The decrease of $673,455 was due primarily to decreases of $334,130 for salary and equity-based compensation expenses, $102,876 for health insurance benefits and $36,982 for payroll taxes, each associated with a decrease in the number of people who we employed during 2009.  We expect employee compensation expense to increase over the next 12 months as we continue to retain additional executive management personnel, lab technicians and other employees in connection with the growth of our business.

Professional Fees.  Professional fees increased $2,963,716 to $4,925,829 for the year ended December 31, 2009 from $1,962,113 for the year ended December 31, 2008.  The increase of $2,963,716 was due primarily to an increase of $4,472,910 for the amount of expense recognized in connection with equity-based compensation paid to service providers and consultants for various services, partially offset by decreases of $254,230 for legal and accounting fees, $427,951 for consulting fees and decreases in other professional fees.  We expect professional fees to increase over the next 12 months as we incur additional legal, accounting, laboratory and technology fees in connection with the general expansion of our business and operations.

Other Selling, General and Administrative Expenses.  Other general and administrative expenses decreased $349,182 to $143,297 for the year ended December 31, 2009 from $492,479 for the year ended December 31, 2008.  The decrease of $349,182 resulted primarily from decreases of $72,532 for marketing costs, $64,925 for rent associated with our move to a smaller office in 2009, $75,592 for travel and entertainment, $35,000 for clinical validation studies and $18,014 for lab supplies, as well as decreases in other miscellaneous general and administrative expenses.  We expect other general and administrative expenses to increase over the next 12 months as we continue to incur expenses for clinical validation studies, lab supplies, selling and marketing expenses, rent, computer hardware and systems, and other miscellaneous items associated with the general operation and growth of our business.

Interest Expense

Interest and amortization expense decreased $1,124,532 to $416,886 for the year ended December 31, 2009 from $1,541,418 for the year ended December 31, 2008.  The decrease of $1,124,532 was due primarily to the retirement during 2009 of many of the debt obligations that were outstanding during 2008.  We expect interest expense to continue to decrease over the next 12 months as we retire several of our remaining debt obligations.

Derivative Gain / Loss

Derivative gain / loss consists of the non-operating, non-cash income or expense resulting from changes in the fair value of the derivative instruments contained in the convertible promissory notes and stock warrants that were outstanding at December 31, 2009 and 2008, respectively.  We recognized a derivative loss of $13,045,921 for the year ended December 31, 2009, compared to a derivative gain of $4,415,110 for the year ended December 31, 2008.  The difference of $17,461,031 was due primarily to the increase in the trading price of our common stock between December 31, 2008 and 2009.  While future derivative gain / loss is largely dependent upon the trading price of our common stock, we expect future derivative gains and losses to be smaller in amount as our convertible promissory notes are retired or converted into shares of common stock, and as stock warrants are exercised or expire by their terms.

Gain / Loss on Settlement of Debt

Gain / loss on settlement of debt consists of the gains and losses that we have recognized in connection with the retirement of outstanding debt and payment of outstanding invoices and results when we issue shares of common stock having an aggregate value less than (in the case of gains) or greater than (in the case of losses) the outstanding principal amount of the note and accrued interest or the applicable invoice.  We recognized a loss on settlement of debt of $426,574 for the year ended December 31, 2009, compared to a gain on the settlement of debt of $464,872.  The difference of $891,446 was due primarily to our decision to pay off a significant amount of our outstanding debt obligations and accrued interest, and numerous outstanding invoices, during 2009 by issuing shares of our common stock having an aggregate value greater than the outstanding principal amount of the note and accrued interest or the applicable invoice.  While we may continue to incur losses on the settlement of debt in the future as we continue to pay off outstanding debt and invoices with shares of our common stock, we expect any such losses to decrease as the amount of outstanding debt continues to decrease.

Net Loss

Our net loss increased $19,074,790 to $19,211,574 for the year ended December 31, 2009, from $136,784 for the year ended December 31, 2008.  The increase of $19,074,790 was primarily due to increases of $2,963,716 for professional fees, $17,461,031 for derivative loss, and $891,446 for loss on the settlement of debt.  This was partially offset by an increase of $113,975, for net revenue, and decreases of $673,455 for employee compensation and benefits and $349,182 for other selling, general and administrative expenses.  We expect our net loss to decrease substantially during 2010 as we generate additional revenue through our collaboration and licensing partners and as we continue to retire our outstanding debt obligations.

Liquidity and Capital Resources

Since our inception, we have funded our operations primarily through private sales of equity securities and the use of short- and long-term debt.

Net cash used by operating activities was $294,690 for the nine months ended September 30, 2010 compared to $147,282 for the nine months ended September 30, 2009.  The $147,408 increase in cash used by operating activities was due primarily to a difference of $21,367,647 for changes in the amount of our derivative liability, and decreases of $1,090,628 for loss on settlement of debt, $718,245 for stock issued for compensation and services, and $212,400 for amortization of debt discounts and deferred finance costs.  This was partially offset by a difference of $22,488,959 between the net income generated in 2010 and the net loss incurred during 2009.  Net cash used by operating activities was $441,561 for the year ended December 31, 2009 compared to $1,447,004 for the year ended December 31, 2008.  The $1,005,443 decrease in cash used by operating activities was due primarily to an increase of $17,461,031 for derivative liability, $4,079,418 for stock issued for compensation and services and $888,244 for loss on the settlement of debt.  This was partially offset by an increase in net loss of $19,074,790 and a decrease in accounts payable and other liabilities of $350,954.

Net cash used by investing activities was $2,325 for the nine months ended September 30, 2010 compared to $52,500 for the nine months ended September 30, 2009.  The difference of $50,175 was due to a decrease in the amount of property and equipment purchased during 2010.  Net cash used by investing activities was $758 for the year ended December 31, 2009 compared to $2,748 for the year ended December 31, 2008.  The $1,990 decrease in cash used by investing activities was due to a decrease in expenditures on property and equipment during 2009.

Net cash provided by financing activities was $303,334 for the nine months ended September 30, 2010 compared to $229,822 for the nine months ended September 30, 2009.  The $73,512 increase in cash provided by financing activities was due primarily to an increase of $234,534 for proceeds from the exercise of warrants, partially offset by decreases of $85,156 for proceeds from the sale of common stock and $74,666 for proceeds from the issuance of convertible debt and warrants.  Net cash provided by financing activities was $433,988 for the year ended December 31, 2009 compared to $1,332,404 for the year ended December 31, 2008.  The $898,416 decrease in cash provided by financing activities was due primarily to decreases of $562,248 for proceeds from the sale of common stock and $710,000 for proceeds from the issuance of debt.  This was partially offset by an increase of $278,832 for proceeds from the exercise of warrants and a decrease of $120,000 for principal payments on outstanding debt.

Our primary sources of capital over the past 12 months are set forth below.

In September 2009, we issued 2,500,000 shares of common stock to an accredited investor for total cash proceeds of $25,000.

In September 2009, we issued 2,000,000 shares of common stock to an accredited investor for total cash proceeds of $20,000.

In September 2009, we issued a convertible promissory note and a warrant to acquire shares of common stock to an accredited investor for consideration of $25,000.  The note is for a principal amount of $25,000, is convertible into 2,500,000 shares of common stock, has an interest rate of 8% and was due March 3, 2010.  The warrant is exercisable into 1,000,000 shares of common stock and has an exercise price of $0.01 that may be subject to adjustment depending upon the trading price of our common stock.

During the three months ended September 30, 2010, Rozetta-Cell made loans to us for a total of $68,800.  The loans are interest free and payable on demand.

During the period beginning January 1, 2009 and ending September 30, 2010, we issued a total of 56,214,675 shares of common stock to warrant holders upon the exercise of outstanding warrants at exercise prices ranging between $0.001 and $0.25 per share for total cash proceeds of $513,366.

To date, our capital needs have been met primarily through the issuance of convertible promissory notes and debentures, sales of equity securities and proceeds received upon the exercise of warrants held by our security holders.  We do not currently maintain a line of credit or term loan with any commercial bank or other financial institution.  We have used the proceeds from the exercise of warrants and our private offerings of securities to pay virtually all of the costs and expenses we have incurred.  These costs and expenses were comprised of operating expenses, which consisted of the employee compensation expenses, professional fees and other general and administrative expenses discussed above.

We believe that our current cash resources will not be sufficient to sustain our operations for the next 12 months.  We will need to obtain additional cash resources within the next 12 months to enable us to pay our ongoing costs and expenses as they are incurred and finance the growth of our business.  We intend to obtain these funds through internally generated cash flows from operating activities, proceeds from the issuance of equity securities and proceeds from the exercise of outstanding warrants.  The issuance of additional equity would result in dilution to our existing shareholders.  We have not made arrangements to obtain additional financing and we can provide no assurance that additional financing will be available in an amount or on terms acceptable to us, if at all.  If we are unable to obtain additional funds when they are needed or if such funds cannot be obtained on terms favorable to us, we may be unable to execute upon our business plan or pay our costs and expenses as they are incurred, which could have a material, adverse effect on our business, financial condition and results of operations.

Contractual Obligations

The following summarizes our material long-term contractual obligations as of December 31, 2010:

Contractual Obligations	Total	2011	2012	2013	2014	2015
Employment and Consulting Agreements (1)	$213,246	$166,670	$46,576	$-0-	$-0-	$-0-
Office Leases (2)	370,542	98,532	86,514	73,008	74,496	37,992

Total	$583,788	$265,202	$133,090	$-0-	$-0-	$-0-

(1) At December 31, 2010, we were a party to employment agreement with Ira L. Goldknopf and a consulting agreement with Helen R. Park.  A summary of these agreements is provided herein under “Executive Compensation – Employment Contracts and Arrangements.”

(2) At December 31, 2010, we were a party to operating leases for office and lab space in The Woodlands, Texas.  A summary of these office leases is provided herein under “Information Regarding Power3’s Business – Properties” on page 161 of this proxy statement.
To date, we have made payments under these obligations with proceeds received from issuance of convertible promissory notes and debentures, sales of our equity securities, and proceeds received upon the exercise of outstanding warrants by our security holders.  We intend to make future payments due under these obligations primarily through similar means during 2011.

Off-Balance Sheet Arrangements

As of December 31, 2010, we did not have any relationships with unconsolidated entities or financial partners, such as entities often referred to as structured finance or special purpose entities, that had been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes.  As such, we are not materially exposed to any financing, liquidity, market or credit risk that could arise if we had engaged in such relationships.

INFORMATION REGARDING ROZETTA-CELL’S BUSINESS

Rozetta-Cell was originally incorporated in the State of Delaware as “Consolidated Stem Cell Technologies, Inc.” on May 14, 2010.  On May 27, 2010, it amended its Certificate of Incorporation to change its name to “Bio-Genesis, Inc.”  On July 21, 2010, it amended its certificate of incorporation to reincorporate into the state of Nevada and change its name to “Rozetta-Cell Life Sciences Technologies, Inc.”  On July 30, 2010, it amended its articles of incorporation to change its name to “Rozetta-Cell Life Sciences, Inc.”

Rozetta-Cell is a medical bio-technology company that concentrates on stem cell therapy using human autologous material.  Its mission is to cure a variety of diseases through the creation of personalized stem cell therapies.  Rozetta-Cell will acquire a patent in the area of stem cell transfusion, stem cell protection during therapy, and stem cell imaging pre-therapy, during therapy and post-therapy using innovative technologies immediately upon an acquisition of Rozetta-Cell by a publicly-traded company if the acquisition is completed by June 30, 2011.  The proposed acquisition of Rozetta-Cell by Power3 will constitute such an acquisition if it is completed by June 30, 2011.  Accordingly, if Power3 completes the acquisition of Rozetta-Cell by June 30, 2011, Power3 will obtain this patent.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF ROZETTA-CELL

This “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rozetta-Cell” and other parts of this proxy statement contain forward-looking statements that involve risks and uncertainties.  All forward-looking statements included in this proxy statement are based on information available to us on the date hereof, and, except as required by law, Power3 and Rozetta-Cell assume no obligation to update any such forward-looking statements.  Rozetta-Cell’s actual results may differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under “Risk Factors” of this proxy statement and elsewhere in this proxy statement.  The following should be read in conjunction with Rozetta-Cell’s financial statements attached as Annex I to this proxy statement.

Overview

Rozetta-Cell was originally incorporated in the State of Delaware as “Consolidated Stem Cell Technologies, Inc.” on May 14, 2010.  On May 27, 2010, it amended its Certificate of Incorporation to change its name to “Bio-Genesis, Inc.”  On July 21, 2010, it amended its certificate of incorporation to reincorporate into the state of Nevada and change its name to “Rozetta-Cell Life Sciences Technologies, Inc.”  On July 30, 2010, it amended its articles of incorporation to change its name to “Rozetta-Cell Life Sciences, Inc.”

Rozetta-Cell is a medical bio-technology company that concentrates on stem cell therapy using human autologous material.  Its mission is to cure a variety of diseases through the creation of personalized stem cell therapies.  Rozetta-Cell will acquire a patent in the area of stem cell transfusion, stem cell protection during therapy, and stem cell imaging pre-therapy, during therapy and post-therapy using innovative technologies immediately upon an acquisition of Rozetta-Cell by a publicly-traded company if the acquisition is completed by June 30, 2011.  The proposed acquisition of Rozetta-Cell by Power3 will constitute such an acquisition if it is completed by June 30, 2011.  Accordingly, if Power3 completes the acquisition of Rozetta-Cell by June 30, 2011, Power3 will obtain this patent.

Recent Developments

On September 7, 2010, Rozetta-Cell entered into the merger agreement with Power3.  The terms of the merger agreement are summarized above under Proposal No. 1 and a copy of the merger agreement is attached as Annex A and B to this proxy statement.

Critical Accounting Policies

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rozetta-Cell” contained herein is based upon Rozetta-Cell’s financial statements and accompanying notes, which have been prepared in accordance with United States generally accepted accounting principles (“GAAP”).  The preparation of these financial statements requires management of Rozetta-Cell to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities.  When making these estimates and assumptions, Rozetta-Cell considered its historical experience, its knowledge of economic and market factors and various other factors that it believes to be reasonable under the circumstances.  Actual results may differ under different estimates and assumptions.

The accounting estimates and assumptions discussed in this section are those that Rozetta-Cell considers to be the most critical to an understanding of our financial statements because they inherently involve significant judgments and uncertainties.

Revenue Recognition

Rozetta-Cell expects revenue to consist of licensing fees and sample that it will receive under licensing agreements that it will have with third parties.  Rozetta-Cell will recognize these fees and payments as revenue when persuasive evidence of an arrangement exists, delivery or performance has occurred, the sales price is fixed and determinable, and collectability is reasonably assured in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605 (“ASC 605”).  Rozetta-Cell did not generate any revenue during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

Stock-Based Compensation

Rozetta-Cell will account for employee stock-based compensation in accordance with the fair value recognition provisions of ASC Topic 718 (“ASC 718”) using the modified prospective transition method.  Under this method, compensation expense includes: (a) compensation expense for all share-based payments granted, but not yet vested, as of January 1, 2006, based on the grant-date fair value, and (b) compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the grant-date fair value.  Such amounts will be reduced by our estimate of forfeitures of all unvested awards.

Rozetta-Cell will account for non-employee stock-based compensation in accordance with ASC 718 and ASC Topic 505 (“ASC 505”).  ASC 718 and ASC 505 require that Rozetta-Cell recognize compensation expense based on the estimated fair value of stock-based compensation granted to non-employees over the vesting period, which is generally the period during which services are rendered by the non-employees.

Rozetta-Cell will use the Black-Scholes pricing model to determine the fair value of the stock-based compensation that it grants to employees and non-employees.  Rozetta-Cell is required to make certain assumptions in connection with this determination, the most important of which involves the calculation of volatility with respect to the price of its common stock.  The computation of volatility is intended to produce a volatility value that is representative of Rozetta-Cell’s expectations about the future volatility of the price of its common stock over an expected term.

Rozetta-Cell did not issue any stock-based compensation to any employees or non-employees during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

For a more complete discussion of Rozetta-Cell’s accounting policies and procedures, see its financial statements attached as Annex I to this proxy statement.

Recent Accounting Pronouncements

In May 2009, the FASB issued guidance now codified as ASC Topic 855 (“ASC 855”) which establishes general standards of accounting for, and disclosures of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  ASC 855 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date (i.e., whether that date represents the date the financial statements were issued or were available to be issued). These new provisions became effective for interim or fiscal periods ending after June 15, 2009.  The adoption of these provisions did not have a material impact on our financial condition and results of operations.

In June 2009, the FASB issued guidance now codified as ASC Topic 105 (“ASC 105”) as the single source of authoritative nongovernmental U.S. GAAP.  ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place. All existing accounting standard documents have been superseded and all other accounting literature not included in the FASB ASC is considered non-authoritative.  These new provisions became effective for interim and annual periods ending after September 15, 2009 and, accordingly, are effective for the Company for the current fiscal reporting period.  The adoption of these provisions did not have a material impact on our financial condition and results of operations.

Comparison of the Three-Month Periods Ended September 30, 2010 and 2009

Rozetta-Cell was formed on May 14, 2010 and thus, did not exist during 2009.  As a result, this discussion relates exclusively to the results of operations for the three-month period ended September 30, 2010.

Net Revenue

Net revenue consists primarily of licensing fees, royalties and milestone payments that Rozetta-Cell receives from its licensing partners.  Rozetta-Cell did not generate any revenue during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.  Rozetta-Cell expects to begin generating revenue after it successfully enters into collaboration and licensing agreements with other bio-technology companies, academic and research institutions and governmental agencies.

Operating Expenses

Operating expenses consist primarily of employee compensation and benefits, professional and consulting fees, and other selling, general and administrative expenses.  Rozetta-Cell incurred general business expenses of $200 during the three-month period ended September 30, 2010.  Rozetta-Cell expects operating expenses to increase over the next 12 months as it begins to retain executive management personnel, lab technicians and other employees, as it begins to incur professional fees for various matters related to its business, as it begins to make rent payments under its lease, and as it begins to incur expenses for selling and marketing expenses, computer hardware and systems, and other miscellaneous items associated with the general operation and growth of its business.

Net Income / Loss

Rozetta-Cell generated a net loss of $200 for the three months ended September 30, 2010.  The net loss resulted from general business expenses that were incurred by Rozetta-Cell in connection with its business.  Rozetta-Cell expects net losses to increase over the next 12 months as it begins to incur greater operating expenses in connection with the general operation and growth of its business.

Comparison of the Nine-Month Periods Ended September 30, 2010 and 2009

Rozetta-Cell was formed on May 14, 2010 and thus, did not exist during 2009.  As a result, this discussion relates exclusively to the results of operations for the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

Net Revenue

Rozetta-Cell did not generate any revenue during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

Operating Expenses

Rozetta-Cell incurred general business expenses of $200 during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

Net Income / Loss

Rozetta-Cell generated a net loss of $200 for the three months ended September 30, 2010.  The net loss resulted from general business expenses that were incurred by Rozetta-Cell in connection with its business.

Comparison of the Years Ended December 31, 2009 and 2008

Rozetta-Cell was formed on May 14, 2010 and thus, did not exist during 2008 or 2009.  As a result, no information is available for discussion herein.

Liquidity and Capital Resources

Rozetta-Cell was formed on May 14, 2010 and thus, did not exist during 2009.  As a result, this discussion relates exclusively to Rozetta-Cell’s liquidity and capital resources for the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

Net cash used by operating activities was $68,550 during the nine months ended September 30, 2010 which was due primarily to an increase in notes receivable of $68,800 and an increase in prepaid expenses and other current assets of $6,000, partially offset by an increase of $6,450 for additional paid-in capital.

Rozetta-Cell did not have any cash flows from investing activities during the nine months ended September 30, 2010.

Net cash provided by financing activities was $69,250 during the nine months ended September 30, 2010 which was comprised of $69,250 for proceeds from the issuance of debt.

Rozetta-Cell’s sole source of capital during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, was loans that it received from an accredited investor for a total of $69,250.  The loans are interest free and payable on demand.

To date, Rozetta-Cell’s capital needs have been met primarily through the aforementioned receipt of loans from an accredited investor.  Rozetta-Cell does not currently maintain a line of credit or term loan with any commercial bank or other financial institution.  It has used the proceeds from the loans to pay virtually all of the operating costs and expenses that it has incurred.

Rozetta-Cell believes that its current cash resources will not be sufficient to sustain its operations for the next 12 months.  Rozetta-Cell will need to obtain additional cash resources within the next 12 months to enable it to pay its ongoing costs and expenses as they are incurred and finance the growth of its business.  Rozetta-Cell intends to obtain these funds through proceeds from the issuance of equity securities and debt.  The issuance of additional equity would result in dilution to its existing shareholders.  Rozetta-Cell has not made arrangements to obtain additional financing and can provide no assurance that additional financing will be available in an amount or on terms acceptable to Rozetta-Cell, if at all.  If it is unable to obtain additional funds when they are needed, or if such funds cannot be obtained on terms favorable to it, Rozetta-Cell may be unable to execute upon its business plan or pay its costs and expenses as they are incurred, which could have a material, adverse effect on Rozetta-Cell’s business, financial condition and results of operations.

Off-Balance Sheet Arrangements

As of December 31, 2010, Rozetta-Cell did not have any relationships with unconsolidated entities or financial partners, such as entities often referred to as structured finance or special purpose entities, that had been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes.  As such, Rozetta-Cell is not materially exposed to any financing, liquidity, market or credit risk that could arise if it had engaged in such relationships.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the proposed transaction between Power3 and Rozetta-Cell.

Power3 is proposing to acquire Rozetta-Cell by merging Rozetta-Cell with and into Power3, with Power3 remaining as the surviving company in the merger. If the merger is completed, all shares of Rozetta-Cell capital stock will automatically be cancelled and the Rozetta-Cell shareholders will receive a total of 1,000,000,000 shares of Power3 common stock representing approximately 68% of the outstanding shares of the combined company immediately following the consummation of the merger, without giving effect to any shares issuable pursuant to Power3’s outstanding warrants and other convertible securities.  There will be no adjustment to the total number of shares of Power3 common stock to be issued to Rozetta-Cell shareholders for changes in the market price of Power3’s common stock.

For accounting purposes, Power3 is considered to be acquiring Rozetta-Cell in this transaction.  Under Accounting Standards Codification Topic 805 — “Business Combinations” (“ASC 805”), the accounting acquirer usually is the combining entity: (i) whose former management dominates the management of the combined entity, (ii) that pays a premium over the pre-combination fair value of the equity interests of the other combining entity or entities, and (iii) whose relative size (measured in, for example, assets, revenue or earnings) is significantly larger than that of the other combining entity or entities.  Power3 is the issuer of shares in the merger and had substantially greater operations than Rozetta-Cell during the historical periods presented. In addition, Power3’s management will be the management of the combined company. As a result, Power3 has been reflected as the predecessor and receiving entity in Rozetta-Cell’s financial statements to provide a more meaningful presentation of the transaction to Rozetta-Cell’s shareholders.  Power3, as the predecessor that is under common control with Rozetta-Cell, has recorded Rozetta-cell’s assets and liabilities in the pro forma financial statements at Rozetta-Cell’s historical basis as of the date that common control was first established for all periods presented.

The merger between Power3 and Rozetta-Cell is considered a transaction between entities under common control under ASC 805.  Acquisitions of entities under common control are accounted for in a manner similar to the pooling of interests method.  ASC 805 provides that the assets and liabilities transferred between entities under common control should be recorded by the receiving entity based on their carrying amounts (or at the historical cost basis of the parent, if these amounts differ).  No goodwill or other intangible assets are recorded.  The common control elements of the merger between Power3 and Rozetta-Cell are discussed more fully in “Note 1.  Basis of Pro Forma Presentation” contained in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements presented below are based upon the historical financial statements of Power3 and Rozetta-Cell, adjusted to give effect to the acquisition of Power3 by Rozetta-Cell for accounting purposes. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2010 gives effect to the proposed transaction as if it occurred on January 1, 2010 and combines the historical balance sheets of Power3 and Rozetta-Cell at September 30, 2010. The Rozetta-Cell balance sheet information was derived from its unaudited September 30, 2010 balance sheet included herein. The Power3 balance sheet information was derived from its unaudited September 30, 2010 balance sheet included herein.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009 and 2008 are presented as if the transaction was consummated on January 1, 2009 and 2008, respectively, combines the historical results of Power3 and Rozetta-Cell for the year ended December 31, 2009 and 2008, respectively, and reflects only ongoing continuing operations. However, since Rozetta-Cell had not been formed until after December 31, 2009, the unaudited pro forma condensed combined statement of operations for the years ended December 31, 2009 and 2008 are identical to the historical statement of operations of Power3 for the years ended December 31, 2009 and 2008.  The historical results of Power3 were derived from its audited statements of operations for the years ended December 31, 2009 and 2008 included herein.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2010 is presented as if the transaction was consummated on January 1, 2010, combines the historical results of Power3 for the nine months ended September 30, 2010 and Rozetta-Cell for period beginning May 14, 2010 and ending September 30, 2010, and reflects only ongoing continuing operations.  The historical results of Rozetta-Cell were derived from its unaudited statement of operations for the period that began May 14, 2010 and ended September 30, 2010 included herein. The historical results of Power3 were derived from its unaudited statement of operations for nine months ended September 30, 2010 included herein.

The unaudited pro forma condensed combined financial statements have been prepared by Power3 and Rozetta-Cell management for illustrative purposes only and are not necessarily indicative of the condensed combined financial position or results of operations in future periods or the results that actually would have been realized had Power3 and Rozetta-Cell been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document.  The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of Rozetta-Cell for the period that began May 14, 2010 and ended September 30, 2010 included herein and the historical financial statements of Power3 for the years ended December 31, 2009 and 2008 and the nine months ended September 30, 2010 included herein.

Further, the unaudited pro forma condensed combined financial statements do not include any adjustments for liabilities resulting from integration planning, as management of Power3 and Rozetta-Cell are in the process of making these assessments and estimates of these costs are not currently known.

 Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2010
	Power3	Rozetta-Cell	Pro Forma Adjustments		Pro Forma Combined

Assets

Cash and equivalents	$6,319	$250	$-		$6,569
Prepaid rent	-	6,000	-		6,000
Notes receivable	-	68,800	(68,800	) A	-

Total current assets	6,319	75,050	(68,800)		12,569

Property and equipment, net	2,244	-	-		2,244
Deposits	11,332	-	-		11,332
Other assets	100	-	-		100

Total assets	$19,995	$75,050	$(68,800)		$26,245

Liabilities and stockholders’ deficit

Accounts payable	$1,213,217	$-	$-		$1,213,217
Accounts payable – related party	433,406	-	-		433,406
Notes payable	68,800	-	(68,800)		0
Notes payable – in default	451,000	-	-		451,000
Notes payable – related party	15,000	69,250	-		84,250
Convertible debentures, net	50,000	-	-		50,000
Convertible debentures – in default	351,255	-	-		351,255
Convertible debentures – related party	30,000	-	-		30,000
Derivative liabilities	2,457,358	-	-		2,457,358
Other current liabilities	760,296	-	100,000	E	860,296

Total current liabilities	5,830,332	69,250	31,200		5,930,782

Total liabilities	5,830,332	69,250	31,200		5,930,782

Stockholders’ deficit:

Preferred Stock	1,500	-	(1,500	) B	0
Common Stock	471,237	100,000	900,000	B	1,471,237
Additional paid-in capital	72,899,791	(94,000)	(998,700	) C	71,807,091
Treasury stock	(16,000)	-	-		(16,000)
Common stock payable	135,000	-	-		135,000
Deficit accumulated during development stage	(67,620,365)	(200)	200	D	(67,620,365)
Deficit accumulated before entering development stage	(11,681,500)	-	-		(11,681,500)

Total stockholders’ deficit	(5,810,337)	5,800	(100,000)		(5,904,537)

Total liabilities and stockholders’ deficit	$19,995	$75,050	$(68,800)		$26,245

The accompanying notes are an integral part of these financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
 For the Year Ended December 31, 2008

	Power3	Rozetta-Cell	Pro Forma Adjustments	Pro Forma Combined

Net revenue	$1,025	$-	$-	$1,025

Operating expenses:
Employee compensation and benefits	1,041,522	-	-	1,041,522
Professional and consulting fees	1,962,113	-	-	1,962,113
Other selling, general and administrative expenses	492,479	-	-	492,479

Total operating expenses	3,496,114	-	-	3,496,114

Loss from operations	(3,495,089)	-	-	(3,495,089)

Other income (expense):
Derivative gain (loss)	4,415,110	-	-	4,415,110
Gain on legal settlement	17,875	-	-	17,875
Interest income	576	-	-	576
Gain (loss) on settlement of debt	464,872	-	-	464,872
Interest expense	(1,541,418)	-	-	(1,541,418)
Other income / (expense)	1,290	-	-	1,290

Total other income/(expense)	3,358,305	-	-	3,358,305

Net loss	(136,784)	-	-	(136,784)

Deemed dividend	(12,071)	-	-	(12,071)

Net loss attributable to common stockholders	$(148,855)	$-	$-	$(148,855)

Net loss per share - basic and diluted	$(0.00)		$-	$(0.00)

Weighted average number of shares outstanding - basic and diluted	135,096,000		1,001,500,000	1,136,596,000

The accompanying notes are an integral part of these financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
 For the Year Ended December 31, 2009

	Power3	Rozetta-Cell	Pro Forma Adjustments	Pro Forma Combined

Net revenue	$115,000	$-	$-	$115,000

Operating expenses:
Employee compensation and benefits	368,067	-	-	368,067
Professional and consulting fees	4,925,829	-	-	4,925,829
Other selling, general and administrative expenses	143,297	-	-	143,297

Total operating expenses	5,437,193	-	-	5,437,193

Loss from operations	(5,322,193)	-	-	(5,322,193)

Other income (expense):
Derivative gain (loss)	(13,045,921)	-	-	(13,045,921)
Gain (loss) on settlement of debt	(426,574)	-	-	(426,574)
Interest expense	(416,886)	-	-	(416,886)

Total other income/(expense)	(13,889,381)	-	-	(13,889,381)

Net loss	(19,211,574)	-	-	(19,211,574)

Deemed dividend	(1,111,054)	-	-	(1,111,054)

Net loss attributable to common stockholders	$(20,322,628)	$-	$-	$(20,322,628)

Net loss per share - basic and diluted	$(0.06)		$0.04	$(0.02)

Weighted average number of shares outstanding - basic and diluted	331,737,780		1,001,500,000	1,333,237,780

The accompanying notes are an integral part of these financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
 For the Nine Months Ended September 30, 2010

	Power3	Rozetta-Cell	Pro Forma Adjustments		Pro Forma Combined

Net revenue	$-	$-	$-		$-

Operating expenses:
Employee compensation and benefits	113,785	-	-		113,785
Professional and consulting fees	1,153,419	-	-		1,153,419
Other selling, general and administrative expenses	394,684	200	(12,000	) F	382,884

Total operating expenses	1,661,888	200	(12,000)		1,650,088

Loss from operations	(1,661,888)	(200)	12,000		(1,650,088)

Other income (expense):
Derivative gain (loss)	11,999,065	-	-		11,999,065
Interest expense	(83,988)	-	-		(83,988)

Total other income/(expense)	11,915,077	-	-		11,915,077

Net income (loss)	$10,253,189	$(200)	$12,000		$10,264,989

Net income (loss) per share - basic	$0.02		$0.01	G	$0.01

Net income (loss) per share - diluted	$0.02		$0.01	G	$0.01

Weighted average number of shares outstanding - basic	449,898,509		1,001,500,000	G	1,451,398,509

Weighted average number of shares outstanding - diluted	459,768,500		1,001,500,000	G	1,461,268,500

The accompanying notes are an integral part of these financial statements

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
As of September 30, 2010

Note 1.  Basis of Pro Forma Presentation

Helen R. Park and Ira L. Goldknopf constitute all of Power3’s officers and directors.  Collectively, they own approximately 16.4% of Power3’s common stock and 35% of Rozetta-Cell’s outstanding common stock.  Dr. Goldknopf also owns 100% of Power3’s Series B Preferred Stock.  Certain consultants of Power3 own Power3 common stock and collectively own approximately 35% of Rozetta-Cell’s common stock.  In addition, Sara M. Parks is the sole officer and director of Rozetta-Cell and is also a consultant to and shareholder of Power3.  As of September 30, 2010, Rozetta-Cell had loaned Power3 $68,800.

As a result of these facts, the merger between Power3 and Rozetta-Cell is considered a transaction between entities under common control under Accounting Standards Codification Topic 805 — “Business Combinations” (“ASC 805”).  Acquisitions of entities under common control are accounted for in a manner similar to the pooling of interests method.  ASC Topic 805 provides that the assets and liabilities transferred between entities under common control should be recorded by the receiving entity based on their carrying amounts (or at the historical cost basis of the parent, if these amounts differ).  No goodwill or other intangible assets are recorded.

Under ASC 805, the accounting acquirer usually is the combining entity: (i) whose former management dominates the management of the combined entity, (ii) that pays a premium over the pre-combination fair value of the equity interests of the other combining entity or entities, and (iii) whose relative size (measured in, for example, assets, revenue or earnings) is significantly larger than that of the other combining entity or entities.  Power3 is the issuer of shares in the merger and had substantially greater operations than Rozetta-Cell during the historical periods presented. In addition, Power3’s management will be the management of the combined company. As a result, Power3 has been reflected as the predecessor and receiving entity in Rozetta-Cell’s financial statements to provide a more meaningful presentation of the transaction to Rozetta-Cell’s stockholders.  Power3, as the predecessor that is under common control with Rozetta-Cell, has recorded Rozetta-cell’s assets and liabilities in the pro forma financial statements at Rozetta-Cell’s historical basis as of the date that common control was first established for all periods presented.

The unaudited pro forma condensed combined financial information has been prepared based on the historical financial information of Power3 and Rozetta-Cell giving effect to the merger and related adjustments described in these notes.  Certain note disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted as permitted by SEC rules and regulations.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is subject to a number of uncertainties and assumptions.  It does not purport to represent what the combined company’s actual performance or financial position would have been if the merger had occurred on the dates indicated, nor does it purport to indicate the financial position or results of operations as of any future date or for any future period.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
As of September 30, 2010 (Continued)

Note 2.  Significant Accounting Policies

The unaudited pro forma condensed combined financial statements of Power3 and Rozetta-Cell do not assume any differences in accounting policies between Power3 and Rozetta-Cell.  Upon consummation of the merger, Power3 will review the accounting policies of Rozetta-Cell to ensure conformity of such accounting policies to those of Power3 and, as a result of that review, Power3 may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements.  Based on Power3’s and Rozetta-Cell’s review of Rozetta-Cell’s summary of significant accounting policies disclosed in Rozetta-Cell’s financial statements and preliminary discussions between the management of Power3 and Rozetta-Cell, the nature and amount of any adjustments to the historical financial statements of Rozetta-Cell to conform its accounting policies to those of Power3 are not expected to be material.

Note 3.  Pro Forma Purchase Price

The pro forma purchase price is based upon the 1,000,000,000 shares of Power3’s common stock being issued in the merger, multiplied by the $0.0237 fair market price per share of Power3’s common stock on September 7, 2010, which was the date Power3 and Rozetta-Cell entered into the merger agreement.  The consideration transferred is based on the market price of Power3’s common stock since management has determined that this was the most reliable measure of fair value.  The total estimated purchase price of the acquisition as of September 7, 2010 is $23,700,000.

Note 4.  Pro Forma Adjustments

Set forth below are pro forma adjustments that are included in the unaudited pro forma condensed combined financial statements.  The unaudited pro forma condensed combined financial statements do not include any adjustments for liabilities resulting from integration planning, as management of Power3 and Rozetta-Cell are in the process of making these assessments and estimates of these costs are not currently known.

A – To remove loans made to Power3 made by Rozetta-Cell in the amount of $68,800 as of September 30, 2010.

B – Conversion of Rozetta-Cell’s shares of common stock into one billion shares of Power3 common stock at $0.001 par value and the conversion of Power3’s Series B Preferred Stock into 1,500,000 shares of Power3’s common stock at $0.001 par value:

Power3’s Series B preferred stock	$(1,500)
Rozetta-Cell’s common stock	(100,000)
Power3’s common stock	1,001,500
$900,000

A condition to the closing of the merger is that all issued and outstanding shares of Power3 Series B preferred stock into Power3 common stock by the holders thereof subsequent to approval of the merger by the Power3 shareholders, but prior to completion of the merger.  As a result, no shares of Series B Preferred Stock will be outstanding at the time the merger is completed.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
As of September 30, 2010 (Continued)

C – Adjustments to additional paid-in capital:

Conversion of Rozetta-Cell’s common stock and Power3’s Series B Preferred Stock	$(900,000)
Power3’s common stock	23,700,000
Adjustment to reflect historical cost basis of business combination between entities under common control	(21,801,300)
$(998,700)

D – Adjustments to accumulated deficit:

Elimination of Rozetta-Cell’s historical accumulated deficit	$200
Estimated merger and acquisition costs	100,000
$100,200

E – Accrual of acquisition transaction costs expected to be incurred by Power3 and Rozetta-Cell, which include $100,000 of legal and accounting fees and other external costs directly related to the acquisition as of September 30, 2010.

F – Elimination of historical acquisition transaction costs incurred by Power3 and Rozetta-Cell which include $12,000 legal and accounting fees and other external costs directly related to the acquisition as of September 30, 2010.

G – Net income (loss) per share and weighted average number of shares outstanding.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the weighted average number of shares of Power3 common stock outstanding.  The acquisition added 1,001,500,000 shares of Power3 common stock for the conversion of Rozetta-Cell shares into basic and diluted weighted average shares of Power3 common stock for the unaudited pro forma condensed combined statements of operations for the nine-month period ended September 30, 2010 and for the years ended December 31, 2009 and 2008.

A total of 37,323,899, 117,037,446 and 119,646,610 shares of Power3 common stock underlying warrants that were outstanding on September 30, 2010, December 31, 2009 and December 31, 2008, respectively, have been excluded from the computation of diluted earnings per share for the nine-month period ended September 30, 2010 and the years ended December 31, 2009 and 2008, respectively, because the exercise price was greater than the average market price of Power3’s common stock during these periods.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
As of September 30, 2010 (Continued)

Note 5. Non-Recurring Expenses

Power3 has incurred certain non-recurring expenses in connection with the merger and expects to incur additional expenses in connection with the merger.  These expenses are expected to consist of legal and accounting fees, printing costs and other external costs directly related to the merger.  In accordance with ASC 805, these fees are expensed as incurred.

Power3’s unaudited pro forma condensed combined statement of operations for the nine-month period ended September 30, 2010 included $12,000 of expenses related to the merger transaction.  These costs have been excluded through the pro forma adjustments because these amounts are considered non-recurring.  Rozetta-Cell’s financial results for the period beginning on May 14, 2010 (inception) and ended September 30, 2010 did not include any costs related to the proposed merger transaction.

Power3 and Rozetta-Cell expect to incur a total of approximately $100,000 of additional legal and accounting fees, printing costs and other external costs directly related to the merger.  These expenses are not reflected in the accompanying unaudited pro forma condensed combined financial statements of operations, but are reflected in the unaudited pro forma condensed combined balance sheet.  These expenses will be recorded as expense in the combined statements of operations in the periods in which they are incurred.

EXPERTS

The financial statements of Power3 at and for the years ended December 31, 2009 and 2008 included in this proxy statement have been audited by M&K CPAS, independent registered public accounting firm, as set forth in its report thereon (which contains an explanatory paragraph describing conditions that raise substantial doubt about Power3’s ability to continue as a going concern as described in Note 1 to the financial statements) appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.  The financial statements of Power3 at and for the nine months ended September 30, 2010 included in this proxy statement have been reviewed by M&K CPAS, independent registered public accounting firm. M&K CPAS consented to the use of these financial statements in this proxy statement.

The financial statements of Rozetta-Cell at and for the period beginning May 14, 2010 (date of inception) through September 30, 2010 included in this proxy statement have been reviewed by M&K CPAS, independent registered public accounting firm. M&K CPAS consented to the use of these financial statements in this proxy statement.

Power3 does not expect any representatives of M&K CPAS to present at the special meeting and thus, Power3 does not expect any representatives of M&K CPAS to be available to respond to appropriate questions.  In the event any representatives of M&K CPAS choose to attend the special meeting, they will be provided with an opportunity to make a statement if they desire to do so and may respond to appropriate questions if they choose to do so.

SHAREHOLDER PROPOSALS

Power3’s bylaws provide that Power3’s annual meeting of shareholders will be held on third Tuesday in the month of January each year.  Power3 did not hold an annual meeting of shareholders during 2011.  Power3 intends to hold an annual meeting of shareholders in 2012, regardless of whether the merger is completed.  In order for any shareholder proposal to be included in Power3’s proxy materials for its 2012 annual meeting of shareholders, the shareholder must meet the eligibility and procedural requirements of Rule 14a-8 under the Exchange Act and the proposal must be received by Power3 a reasonable time before Power3 begins to print and send its proxy materials.  Shareholder proposals that are not received a reasonable time before Power3 beings to print and mail its proxy materials will not be included in Power3’s proxy materials for its 2012 annual meeting of shareholders.

A shareholder proposal that is not submitted for inclusion in Power3’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before the annual meeting of shareholders in 2012 if the proposal is received by Power3 a reasonable time before Power3 begins to print and send its proxy materials.  Shareholder proposals that are not received a reasonable time before Power3 beings to print and mail its proxy materials will not be included in Power3’s proxy materials for its 2012 annual meeting of shareholders.

All shareholder proposals should be mailed to the following address:  Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380, Attention:  Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for special meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of special meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Power3 shareholders will be householding Power3’s proxy materials. A single set of special meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of special meeting materials, please notify your broker.  Direct your written request to Secretary, Power3 Medical Products, Inc., 26022 Budde Road, The Woodlands, Texas 77380 or call us at (281) 298-7944.  Shareholders who currently receive multiple copies of the special meeting materials at their addresses and would like to request householding of their communications should contact their brokers.

In the event you are one of multiple shareholders sharing an address and only one copy of Power3’s proxy materials was delivered to that address, Power3 will undertake to deliver promptly to you, upon written or oral request, a separate copy of Power3’s proxy materials.  Shareholders may obtain an additional copy of Power3’s proxy materials by requesting it in writing or by telephone from Power3 at the following address:

Power3 Medical Products, Inc.
Attn: Investor Relations
26022 Budde Road
The Woodlands, Texas  77380
(281) 298-7944

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the special meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

Power3 has filed annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Power3 files at the SEC’s public reference room in Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  Power3’s public filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at www.sec.gov.  Reports, proxy statements and other information concerning Power3 also may be inspected at the offices of the National Association of Securities Dealers, Inc., Listing Section, 1735 K Street, Washington, D.C. 20006.

Power3 has attached as annexes to this proxy statement the following additional documents:

●	The Agreement and Plan of Merger attached to this proxy statement as Annex A;

●	The First Amendment and Waiver to Agreement and Plan of Merger attached to this proxy statement as Annex B;

●	The Agreement and Plan of Merger for the reincorporation attached to this proxy statement as Annex C;

●	The proposed Articles of Incorporation for Power3 Medical Products, Inc. (Nevada) attached to this proxy statement as Annex D;

●	The proposed Bylaws for Power3 Medical Products, Inc. (Nevada) attached to this proxy statement as Annex E;

●	Power3 Medical Products, Inc. 2011 Stock Incentive Plan attached to this proxy statement as Annex F;

●	The Audited Financial Statements of Power3 for the years ended December 31, 2009 and 2008 attached to this proxy statement as Annex G;

●	The Interim Financial Statements of Power3 for the Three and Nine Months Ended September 30, 2010 attached to this proxy statement as Annex H; and

●	The Interim Financial Statements of Rozetta-Cell for the Period Beginning May 14, 2010 (Date of Inception) and Ending September 30, 2010 attached to this proxy statement as Annex I.

Power3 has supplied all information contained or attached to this proxy statement relating to Power3 and Rozetta-Cell has supplied all information relating to Rozetta-Cell.

If you are a shareholder, you have received the documents attached to this proxy statement as annexes.  You may obtain an additional copy of this proxy statement, including the annexes hereto, at www.shareholdermaterial.com/PWRM or at the SEC’s Internet web site set forth above.  You may also obtain an additional copy of this proxy statement, including the annexes hereto, and any documents incorporated by reference without charge by requesting a copy of these documents from Power3 in writing or by telephone at the following address:

Power3 Medical Products, Inc.
Attn: Investor Relations
26022 Budde Road
The Woodlands, Texas  77380
(281) 298-7944

If you would like to request any documents, please do so by _________________, 2011 to ensure that you receive them before the special meeting. If you request any such documents, we will strive to mail them to you by first-class mail, or other equally prompt means, within one business day of receipt of your request.

You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the special meeting.  We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated __________, 2011.  You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and neither the mailing of this proxy statement to shareholders nor the issuance of shares of our common stock in the merger shall create any implication to the contrary.

“Power3”, the Power3 logos and all other Power3 product and service names are registered trademarks or trademarks of Power3 Medical Products, Inc. in the United States and in other select countries.  “Rozetta-Cell”, the Rozetta-Cell logos and all other Rozetta-Cell product and service names are registered trademarks or trademarks of Rozetta-Cell Life Sciences, Inc. in the United States and in other select countries. “®” and “™” indicate U.S. registration and U.S. trademark, respectively.  Other third-party logos and product/trade names are registered trademarks or trade names of their respective companies.

By Order of the Board of Directors

/s/ Ira L. Goldknopf

Ira L. Goldknopf
President and Chief Scientific Officer

__________, 2011

ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

POWER3 MEDICAL PRODUCTS, INC.

AND

ROZETTA-CELL LIFE SCIENCES, INC.

Dated September 7, 2010

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AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), is made and entered into this 7th day of September, 2010, by and between Power3 Medical Products, Inc., a New York corporation (“Power3”), and Rozetta-Cell Life Sciences, Inc., a Nevada corporation (“Company”).

Recitals

WHEREAS, the Boards of Directors of Power3 and the Company have approved, and deem it advisable and in the best interests of their respective companies and stockholders to consummate, a merger of the Company with and into Power3 (the “Merger”) with Power3 as the surviving company in the Merger upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, pursuant to the terms of this Agreement, upon consummation of the Merger, each issued and outstanding share (individually, a “Target Share,” and collectively, the “Target Shares”) of common stock, $0.001 par value per share (“Target Common Stock”), of the Company shall represent the right to receive ten (10) shares (individually, a “Power3 Share,” and collectively, the “Power3 Shares”) of common stock, $0.001 par value per share (“Power3 Common Stock”), of Power3; and

WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

1.1	The Merger.

(a)           The Merger.  At the Effective Time (as defined in Section 1.1(b)), the Merger shall be effected and the Company shall be merged with and into Power3, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the New York Business Corporation Law (“NYBCL”) and the Nevada General Corporation Law (“NGCL”), whereupon the separate corporate existence of the Company shall cease and Power3 shall continue as the surviving company in the Merger (the “Surviving Company”).

(b)            Effective Time.  On the Closing Date (as defined in Section 2.1), Power3 and the Company shall file certificates of merger with the Secretary of State of the State of New York and the Secretary of State of the State of Nevada, respectively, and make all other filings or recordings required by the NYBCL and NGCL in connection with the Merger.  The Merger shall become effective at such time as the certificates of merger are duly filed and accepted with the Secretary of State of the State of New York and the Secretary of State of the State of Nevada, respectively, or at such later time as Power3 and the Company shall agree and specify in the certificates of merger (the time the Merger becomes effective being the “Effective Time”).

(c)           Effects of the Merger.  At the Effective Time, the Merger shall have the effects set forth in this Agreement, the NYBCL and the NGCL.  Without limiting the foregoing, and subject thereto, at the Effective Time, all of the property, rights, powers, privileges and franchises of Power3 and the Company shall be vested in the Surviving Company, and all of the debts, liabilities and duties of Power3 and the Company shall become the debts, liabilities and duties of the Surviving Company.

(d)           Certificates of Incorporation and Bylaws.

(i)           The certificate of incorporation of Power3 as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Company until thereafter amended as provided therein or by applicable law.

(ii)           The bylaws of Power3 as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company until thereafter amended as provided therein or by applicable law.

(e)           Officers and Directors.  The officers and directors of Power3 immediately prior to the Effective Time shall be the officers and directors of the Surviving Company, and shall hold office in accordance with the certificate of incorporation and bylaws of the Surviving Company until the earlier of the applicable officer’s or director’s resignation or removal or until his or her respective successor is duly elected and qualified, as the case may be.

1.2	Conversion of Target Shares.

(a)           Conversion of Target Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the shareholders of Target (“Target Shareholders”):

(i)           Cancellation of Treasury Securities and Power3-Owned Securities.  All Target Shares that are owned by the Company as treasury securities, all Target Shares owned by any subsidiary of the Company, and any Target Shares owned by Power3 or any wholly-owned subsidiary of Power3, shall be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor; and

(ii)           Conversion of Target Shares.  Each of the Target Shares shall be converted into the right to receive ten (10) newly-issued Power3 Shares (the “Exchange Ratio”).  All such Target Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Target Share shall cease to have any rights with respect thereto, except the right to receive Power3 Shares therefor upon the surrender of such certificate in accordance with Section 1.2(b) hereof, without interest or dividends.

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(b)           Exchange of Certificates.  Each Target Shareholder shall deliver to Power3 any certificate evidencing a Target Share and receive in exchange therefore the Power3 Shares to be received in connection with the Merger as provided in Section 1.2(a)(ii). If, after the Effective Time, certificates for the Target Shares that were outstanding immediately prior to the Effective Time shall be delivered to Power3, such Target Shares shall be exchanged for the Power3 Shares to be received in connection with the Merger as provided in Section 1.2(a)(ii).

(c)           Distributions With Respect to Unexchanged Shares.  No interest or dividends or other distributions with respect to Power3 Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate with respect to the Target Shares represented thereby, and no cash payment in lieu of fractional Target Shares shall be paid to any such holder.

(d)           No Further Ownership Rights in Target Shares.  From and after the Effective Time, the holders of certificates evidencing ownership of Target Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Target Shares, except as otherwise provided for herein or by applicable law.

(e)           No Fractional Shares. No certificates or scrip representing fractional Power3 Shares shall be issued upon the surrender for exchange of certificates representing Target Shares, no dividend or distribution of Power3 shall relate to such fractional interests, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a shareholder of Power3.  Each Target Shareholder who would otherwise have been entitled to receive a fraction of a Power3 Share (after taking into account all certificates delivered by such Target Shareholder) shall receive that number of Power3 Shares that such holder would have received if such fractional Power3 Share was rounded up to the nearest whole number.

(f)           Lost, Stolen or Destroyed Certificates.  In the event any certificate evidencing Target Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by Power3, the posting by such Person of a bond in such reasonable amount as Power3 may direct as indemnity against any claim that may be made against it with respect to such certificate, Power3 will issue in exchange for such lost, stolen or destroyed certificate the Power3 Shares to which such Person is entitled pursuant to this Agreement.

(g)           Transfer Books.  The Target Share transfer books of the Company shall be closed immediately at the Effective Time and thereafter there shall be no further registration of transfers of Target Shares on the records of the Company.  If, after the Effective Time, certificates are presented to the Surviving Company for any reason, they shall be cancelled and exchanged as provided in this Section 1.2.

(h)           Adjustments.  If at any time during the period between the date of this Agreement and the Effective Time, any change in the number of issued and outstanding shares of Power3 Common Stock or Target Common Stock shall occur, including, without limitation, by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the Exchange Ratio shall be adjusted appropriately.

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1.3	Dissenters’ Rights.

Notwithstanding any provision of this Agreement to the contrary, any Target Shares that are issued and outstanding immediately prior to the Effective Time and that are held by a Target Shareholder that has not voted in favor of the Merger or consented thereto in writing and that has properly delivered a written notice of demand for appraisal of such Target Shares in accordance with the NGCL, if the NGCL provides for appraisal rights for such Target Shares in the Merger (the “Dissenting Target Shares”), shall not be converted into the right to receive Power3 Shares unless and until such Target Shareholder fails to perfect or effectively withdraws or loses its right to appraisal and payment under the NGCL.  If, after the Effective Time, any such Target Shareholder fails to perfect or effectively withdraws or loses its right to appraisal, such Dissenting Target Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive the Power3 Shares to which such Target Shareholder is entitled, without interest or dividends thereon.  The Company shall give Power3: (i) prompt notice of any notice or demands for appraisal or payment for Target Shares received by the Company, and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands or notices.  The Company shall not, without the prior written consent of Power3, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.  Any amounts paid to holders of Dissenting Target Shares in an appraisal proceeding shall be paid by the Surviving Company out of its own funds and will not be paid, directly or indirectly, by Power3.  Each Dissenting Target Share, if any, shall be canceled after payment in respect thereof has been made to the holder thereof pursuant to the NGCL.  At the Effective Time, any holder of Dissenting Target Shares shall cease to have any rights with respect thereto except the rights provided by the NGCL or as otherwise provided in this Section 1.3.

1.4	Subsequent Actions.

If, at any time after the Effective Time, the Surviving Company shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Company its right, title or interest in, to or under any of the property, rights, powers, privileges, franchises or other assets of the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers of the Surviving Company shall be authorized to execute and deliver, and shall execute and deliver, in the name and on behalf of the Company, all such deeds, bills of sale, assignments, assurances, and to take and do, in the name and on behalf of each such corporation or otherwise, all such other actions and things as may be necessary or desirable, to vest, perfect or confirm any and all right, title or interest in, to and under such property, rights, powers, privileges, franchises or other assets in the Surviving Company or otherwise to carry out the transactions contemplated by this Agreement.

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ARTICLE II

THE CLOSING

2.1           Closing Date.

Subject to satisfaction or waiver of all conditions precedent set forth in Article VI of this Agreement, the closing of the Merger (the “Closing”) shall take place at the offices of Power3 at 10:00 a.m., local time on: (a) the later of: (i) the first Business Day following the day upon which all appropriate Power3 corporate action and Company action has been taken in accordance with Articles III and IV, respectively, of this Agreement, or (ii) the day on which the last of the covenants set forth in Article V of this Agreement is fulfilled or waived; or (b) at such other time, date and place as the parties may agree, but in no event shall such date be later than December 31, 2010 (the “Outside Date”), unless such date is extended by the requirements of law or the mutual agreement of the parties.

2.2           Closing Transactions.

At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a)           The Company shall deliver or cause to be delivered to Power3 the following documents and/or shall take the following actions:

(i)            Certificates evidencing all of the Target Shares;

(ii)           Any agreements between the Target Shareholders and the Company relating to the Target Shares;

(iii)           The officer’s certificate described in Section 6.2(c);

(iv)          An incumbency certificate signed by all of the executive officers of the Company dated at or about the Closing Date;

(v)           A certificate of good standing from the Secretary of State of the State of Nevada, dated at or about the Closing Date, to the effect that the Company is in good standing under the laws of the State of Nevada;

(vi)          The certificate of incorporation of the Company certified by the Secretary of State of the State of Nevada at or about the Closing Date and bylaws of the Company certified by the Secretary of the Company at or about the Closing Date;

(vii)        Resolutions of the board of directors and evidence of the shareholders of the Company dated at or about the Closing Date authorizing the Merger, certified by the Secretary of the Company; and

(viii)        The investment letters described in Section 5.9.

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(b)           Power3 shall deliver or cause to be delivered to the Company the following documents and shall take the following actions:

(i)            Certificates evidencing all of the Power3 Shares;

(ii)           The officer’s certificate described in Section 6.1(c);

(iii)         An incumbency certificate signed by all of the executive officers of Power3 dated at or about the Closing Date;

(iv)         A certificate of incorporation of Power3 certified by the Secretary of State of the State of New York at or about the Closing Date and the bylaws of Power3 certified by the Secretary of Power3 at or about the Closing Date; and

(v)          Resolutions of the board of directors and evidence of the shareholders of Power3 dated at or about the Closing Date authorizing the Merger, certified by the Secretary of Power3.

(c)           Each of the parties to this Agreement shall have otherwise executed whatever documents and agreements, provided whatever consents or approvals and shall have taken all such other actions as are required under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties to Power3.

3.1          Organization and Qualification.

The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the corporate power and authority to own and operate its businesses as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  The Company is duly qualified as a foreign company or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company does not have any subsidiaries.

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3.2          Authorization; Validity and Effect of Agreement.

The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger.  The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder and the consummation of the Merger have been duly authorized by its board of directors and all other necessary company action on the part of the Company and, with the exception of the Company Shareholder Approval (as defined below), no other company proceedings on the part of the Company are necessary to authorize this Agreement and the Merger.  This Agreement has been duly and validly executed and delivered by the Company and, assuming: (i) the approval (the “Company Shareholder Approval”) of this Agreement by the holders of Target Shares holding at least two-thirds of the outstanding Target Shares at a meeting of shareholders duly called and held (the “Company Shareholder Meeting”) to consummate the Merger and other transactions contemplated hereby, and (ii) assuming that this Agreement has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

3.3          No Conflict; Required Filings and Consents.

Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder, nor the consummation of the Merger, shall: (i) conflict with the Company’s certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation applicable to the Company or any of its respective assets or properties; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company under, or result in the creation or imposition of any Liens upon any properties, assets or business of the Company under, any Material Contract or any order, judgment or decree to which the Company is a party or by which the Company or any of its respective assets or properties is bound or encumbered except, in the case of clauses (ii) & (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect.

3.4          Capitalization.

The authorized capital stock of the Company consists of 100,000,000 shares of Target Common Stock, all of which is currently issued and outstanding.  The Target Shares represent all of the outstanding equity interests in the Company.  All of the Target Shares have been validly authorized and issued and are fully paid and non-assessable.  Except for this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights, or other rights to subscribe for, purchase or otherwise acquire any Target Common Stock.  There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of Target Common Stock, and there is no indebtedness of the Company having general voting rights issued and outstanding.  Except for this Agreement, there are no outstanding obligations of any Person to repurchase, redeem or otherwise acquire outstanding Target Common Stock.  Except as set forth in this Agreement, the Company has no Target Common Stock reserved for issuance.

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3.5          GAAP Financial Statements.

The Company has prepared balance sheets at June 30, 2010 and income statements and statements of cash flows for the period that began May 14, 2010 (inception) and ended June 30, 2010 (collectively, the “GAAP Financial Statements”).  The GAAP Financial Statements (including the notes thereto) present fairly in all material respects the financial position and results of operations and cash flows of the Company at the dates or for the periods set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods involved and in accordance with all applicable SEC rules and regulations (except as otherwise indicated therein).  The GAAP Financial Statements were prepared from and in accordance with the books and records of the Company.

3.6          Properties and Assets.

The Company has good and marketable title to, valid leasehold interests in, or the legal right to use, and hold free and clear of all Liens and Encumbrances, all of the assets, properties and leasehold interests (collectively, the “Assets”) reflected in the GAAP Financial Statements, except for those sold or otherwise disposed of since the date of the GAAP Financial Statements in the ordinary course of business consistent with past practice and not in violation of this Agreement.  All Assets of the Company that are used in the operations of their respective businesses are in good operating condition and repair, subject to normal wear and tear.  The Company has delivered to Power3 or otherwise made available, correct and complete copies of all leases, subleases and other material agreements or other material instruments relating to all real property used in conducting the businesses of the Company to which the Company is a party (collectively, the “Real Property”).  There are no pending or, to the Company’s knowledge, threatened condemnation proceedings relating to any of the Real Property.  None of the real property improvements (including leasehold improvements), equipment and other Assets owned or used by the Company is subject to any commitment or other arrangement for their sale or use by any Affiliate of the Company or by third parties.

3.7          Intellectual Property.

(a)           The Company is the owner of all of the Intellectual Property free and clear of any royalty or other payment obligation, lien or charge, or has sufficient rights to use such Intellectual Property under a valid and enforceable license agreement.  There are no agreements that restrict or limit the use of the Intellectual Property by the Company.  To the extent that the Intellectual Property owned or held by the Company is registered with the applicable authorities, record title to such Intellectual Property is registered or applied for in the name of the Company.

(b)           The Company’s rights to the Intellectual Property are valid and enforceable, and the Intellectual Property and the products and services of the Company do not infringe upon intellectual property rights of any person or entity in any country.  Except where reasonable business decisions to allow rights to lapse have been made, all maintenance taxes, annuities and renewal fees have been paid and all other necessary actions to maintain the Intellectual Property rights have been taken through the date hereof.  There exists no impediment that would impair the Company’s rights to conduct its business after the Effective Time as it relates to the Intellectual Property.

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(c)           The Company has taken all reasonable and appropriate steps to protect the Intellectual Property and, where applicable, to preserve the confidentiality of the Intellectual Property.

(d)           The Company has not received any notice of claim that any of such Intellectual Property has expired, that it is not valid or enforceable in any country or that it infringes upon or conflicts with the intellectual property rights of any third party, and no such claim or infringement or conflict, whenever filed or threatened, currently exists.

(e)           The Company has not given any notice of infringement to any third party with respect to any of the Intellectual Property or that it has become aware of facts or circumstances evidencing the infringement by any third party of any of the Intellectual Property, and no claim or controversy with respect to any such alleged infringement currently exists.

(f)           The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger will not: (i) constitute a breach by the Company of any instrument or agreement governing any Intellectual Property owned by or licensed to the Company, (ii) pursuant to the terms of any license or agreement relating to any Intellectual Property, cause the modification of any terms of any such license or agreement, including but not limited to the modification of the effective rate of any royalties or other payments provided for in any such license or agreement, (iii) cause the forfeiture or termination of any Intellectual Property under the terms thereof, (iv) give rise to a right of forfeiture or termination of any Intellectual Property under the terms thereof, or (v) impair the right of the Company, the Surviving Company or Power3 to make, have made, offer for sale, use, sell, export or license any Intellectual Property or portion thereof pursuant to the terms thereof.

3.8          No Undisclosed Liabilities.

Except as disclosed herein or in the GAAP Financial Statements, the Company has no material liabilities, indebtedness or obligations, except those that have been incurred in the ordinary course of business, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due, and to the Knowledge of the Company, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability, indebtedness or obligation.

3.9          Related Party Transactions.

There is no indebtedness between the Company, on the one hand, and any officer, director or Affiliate of the Company, on the other hand, other than usual and customary advances made in the ordinary course of business.  No officer, director or Affiliate of the Company provides or causes to be provided any assets, services (other than services as an officer, director or employee) or facilities to the Company.  The Company does not provide or cause to be provided any assets, services or facilities to any officer, director or Affiliate of the Company (other than as reasonably necessary for them to perform their duties as officers, directors or employees).  The Company does not beneficially own, directly or indirectly, any investment in or issued by any such officer, director or Affiliate of the Company.  No officer, director or Affiliate of the Company has any direct or indirect ownership interest in any Person with which the Company competes or has a business relationship other than an ownership interest that represents less than five percent (5%) of the outstanding equity interests in a publicly-traded company.

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3.10        Litigation.

There is no action, claim, suit, litigation, proceeding, or governmental investigation (“Action”) instituted, pending or threatened against the Company that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against the Company that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

3.11         Taxes.

The Company has timely filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and the Company has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it.  No deficiency for a material Tax has been asserted in writing or otherwise, to the Company’s Knowledge, against the Company or with respect to any Assets, except for asserted deficiencies that either: (i) have been resolved and paid in full, or (ii) are being contested in good faith.  There are no material Liens for Taxes upon the Assets.

3.12         Insurance.

The Company maintains insurance covering its assets, business, equipment, properties, operations, employees, officers, directors and managers with such coverage, in such amounts, and with such deductibles and premiums as are consistent with insurance coverage provided for other companies of comparable size and in comparable industries.  All of such policies are in full force and effect and all premiums payable have been paid in full, and the Company is in full compliance with the terms and conditions of such policies.  The Company has not received any notice from any issuer of such policies of its intention to cancel or refusal to renew any policy issued by it or of its intention to renew any such policy based on a material increase in premium rates other than in the ordinary course of business.  None of such policies are subject to cancellation by virtue of the consummation of the Merger.  There is no claim by the Company pending under any of such policies as to which coverage has been questioned or denied.

3.13         Compliance.

The Company is in compliance with all foreign, federal, state and local laws and regulations of any Governmental Authority applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.  The Company has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company holds all permits, licenses and franchises from Governmental Authorities required to conduct its business as it is now being conducted, except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

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3.14         Material Contracts.

The Material Contracts constitute all of the material agreements and instruments that are necessary and desirable to operate the business as currently conducted by the Company and as contemplated to be conducted.  All of the Material Contracts are valid, binding and enforceable against the respective parties thereto in accordance with their respective terms.  All parties to all of the Material Contracts have performed all obligations required to be performed to date under such Material Contracts, and neither the Company nor, to the best of its Knowledge, any other party is in default or in arrears under the terms thereof, and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default thereunder.  The consummation of this Agreement and the Merger will not result in an impairment or termination of any of the rights of the Company under any Material Contract.  None of the terms or provisions of any Material Contract materially and adversely affects the business, prospects, financial condition or results of operations of the Company.

3.15         Labor Relations.

As of the date of this Agreement: (i) there are no activities or proceedings of any labor union to organize any non-unionized employees of the Company; (ii) there are no unfair labor practice charges and/or complaints pending against the Company before the National Labor Regulations Board, or any similar foreign labor relations governmental bodies, or any current union representation questions involving employees of the Company; and (iii) there is no strike, slowdown, work stoppage or lockout, or threat thereof, by or with respect to any employees of the Company.  As of the date of this Agreement, the Company is not a party to any collective bargaining agreements.  There are no controversies pending or threatened between the Company and any of its employees, except for such controversies that would not be reasonably likely to have a Material Adverse Effect.

3.16         Environmental Matters.

Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, the Company: (i) has obtained all applicable permits, licenses and other authorizations that are required to be obtained under all applicable Environmental Laws by the Company in connection with its business; (ii) is in compliance with all terms and conditions of such required permits, licenses and authorizations, and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in or arising from applicable Environmental Laws in connection with its business; (iii) has not received notice of any past or present violations of Environmental Laws in connection with its business, or of any spill, release, event, incident, condition or action or failure to act in connection with its business that is reasonably likely to prevent continued compliance with such Environmental Laws, or which would give rise to any common law environmental liability or liability under Environmental Laws, or which would otherwise form the basis of any Action against the Company based on or resulting from the manufacture, processing, use, treatment, storage, disposal, transport, or handling, or the emission, discharge or release into the environment, of any hazardous material by any Person in connection with the Company’s business; and (iv) has taken all actions required under applicable Environmental Laws to register any products or materials required to be registered by the Company thereunder in connection with its business.

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3.17         Absence of Certain Changes or Events.

Since June 30, 2010: (i) there has been no change or development in, or effect on, the Company that has or could reasonably be expected to have a Material Adverse Effect, (ii) the Company has not sold, transferred, disposed of, or agreed to sell, transfer or dispose of, any material amount of Assets other than in the ordinary course of business, (iii) the Company has not paid any dividends or distributed any Assets to any officer, director or shareholder of the Company, (iv) the Company has not acquired any material amount of Assets except in the ordinary course of business, nor acquired or merged with any other business, (v) the Company has not waived or amended any of its material contractual rights except in the ordinary course of business, and (vi) the Company has not entered into any agreement to take any action described in any of clauses (i) through (v) above.

3.18         Employee Benefit Matters.

The Company is not a party to, or since its inception has not been a party to, any Employee Benefit Plans, programs, arrangements or agreements, whether formal or informal, whether in writing or otherwise, with respect to which the Company has or may have any obligation or that is maintained, contributed to or sponsored by the Company for the benefit of any current or former director, officer or employee of the Company.  The Company does not have any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for any of its retired, former or current employees.  There is no contract, plan or arrangement, written or otherwise, covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code and, except as contemplated by this Agreement, no employee or former employee of the Company will become entitled to any bonus, retirement, severance, job security or similar benefit or enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) as a result of the Merger.  The Company does not have any express or implied commitment to: (i) create, incur liability with respect to or cause to exist any Employee Benefit Plan, program, arrangement or agreement; or (ii) enter into any contract or agreement to provide compensation or benefits to any individual.

3.19         Brokers and Finders Fees.

Neither the Company nor any of its officers, directors, employees or managers has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finder’s fees in connection with the Merger for which the Company has or could have any liability.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF POWER3

Power3 hereby makes the following representations and warranties to the Company:

4.1          Organization and Qualification.

Power3 is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  Power3 is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect.

4.2          Authorization; Validity and Effect of Agreement.

Power3 has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger.  The execution and delivery of this Agreement by Power3 and the performance by Power3 of its obligations hereunder and the consummation of the Merger have been duly authorized by its boards of directors and all other necessary corporate action on the part of Power3 and, with the exception of the Power3 Shareholder Approval (as defined below), no other corporate proceedings on the part of Power3 are necessary to authorize this Agreement and the Merger.  This Agreement has been duly and validly executed and delivered by Power3 and, assuming: (i) the approval (the “Power3 Shareholder Merger Approval”) of the Merger by the holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding two-thirds (2/3) of the total votes entitled to vote at a meeting of shareholders duly called and held (the “Power3 Shareholder Meeting”) and voting together as a single class to consummate the Merger and other transactions contemplated hereby, (ii) the approval (the “Power3 Shareholder Amendment Approval”; together with the Power3 Shareholder Merger Approval, the “Power3 Shareholder Approval”) of an amendment to the certificate of incorporation of Power3, by the affirmative vote by holders of outstanding shares of Power3 common stock and Series B Preferred Stock holding a majority of the total votes entitled to vote at the Power3 Shareholder Meeting and voting together as a single class, to increase the number of shares of common stock authorized for issuance by that number of shares necessary to ensure that an adequate number of shares of common stock are available for issuance to the Target Shareholders under this Agreement, and (iii) that this Agreement has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of Power3, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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4.3           No Conflict; Required Filings and Consents.

Neither the execution and delivery of this Agreement by Power3 nor the performance by Power3 of its obligations hereunder, nor the consummation of the Merger, will: (i) conflict with Power3’s certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Power3 or any of the properties or assets of Power3; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Power3, or result in the creation or imposition of any Lien upon any properties, assets or business of Power3 under, any Material Contract or any order, judgment or decree to which Power3 is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii), (iii) and (iv), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

4.4	Capitalization.

The authorized capital stock of Power3 consists of 600,000,000 shares of Power3 Common Stock.  At June 30, 2010, there were issued and outstanding 467,797,313 shares of Power3 Common Stock, Series B Preferred Stock convertible into 1,500,000 shares of Power3 Common Stock, warrants to acquire 72,612,280 shares of Power3 Common Stock, and convertible promissory notes and debentures to acquire 8,139,265 shares of Power3 Common Stock.  All shares of capital stock of Power3 outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and non-assessable, and are free of preemptive rights.

4.5	SEC Reports and Financial Statements.

Power3 has filed with the SEC, and has heretofore made available to the Company true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act or the Exchange Act (as such documents have been amended since the time of their filing, collectively, the “Power3 SEC Documents”).  As of their respective dates or, if amended, as of the date of the last such amendment, the Power3 SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC thereunder.  Each of the financial statements included in the Power3 SEC Documents have been prepared from, and are in accordance with, the books and records of Power3, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial positions and the results of operations and cash flows of Power3 as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

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4.6          Brokers and Finders.

Neither Power3 nor any of its respective officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders’ fees, advisory fees or consulting fees in connection with the Merger for which Power3 has or could have any liability.

ARTICLE V

CERTAIN COVENANTS

5.1          Conduct of Business by the Company.

(a)           Except: (i) as expressly permitted by this Agreement, (ii) as required by applicable law or any Material Contract to which the Company is a party or by which any Asset is bound, or (iii) with the written consent of Power3, during the period commencing with the date of this Agreement and continuing until the Closing Date, the Company shall conduct its business in all material respects in the ordinary and usual course consistent with past practice and use its commercially reasonable efforts to preserve intact its business organization and relationships with third parties and keep available the services of its present officers and employees.

(b)           Without limiting the generality of Section 5.1(a), during the period commencing with the date of this Agreement and continuing until the Closing Date, the Company shall not:

(i)             adopt or propose any change in its certificate of incorporation, bylaws or other constitutional documents, except for changes that would not have a Material Adverse Effect;

(ii)           (A) issue, authorize or sell any equity or debt securities, (B) issue, authorize or sell any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any equity or debt securities, (C) split, combine, reclassify or make any other change in its issued and outstanding equity or debt securities, (D) redeem, purchase or otherwise acquire any of its equity or debt securities, or (E) declare any dividend or make any distribution with respect to its equity or debt securities;

(iii)           (A) increase in any manner the compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of their respective directors, officers, employees or managers other than increases in compensation in the ordinary course of business and consistent with past practice and that are not material in the aggregate, (B) pay or agree to pay any pension, retirement allowance or other employee benefit to any director, officer, employee or manager, whether past or present, other than as required by applicable law, contracts or plan documents in effect on the date of this Agreement, (C) enter into any new employment, severance, consulting, or other compensation agreement with any director, officer, employee or manager or other person other than in connection with any new hires or promotions in the ordinary course and consistent with past practice, or (D) commit itself to any additional pension, profit-sharing, deferred compensation, group insurance, severance pay, retirement or other employee benefit plan, fund or similar arrangement, or adopt or amend or commit themselves to adopt or amend any of such plans, funds or similar arrangements in existence on the date hereof;

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(iv)           (A) enter into, extend, renew or terminate any Material Contract, or make any change in any Material Contracts, (B) reclassify any assets or liabilities, or (C) do any other act that: (x) would cause any representation or warranty of the Company in this Agreement to be or become untrue in any material respect, or (y) could reasonably be expected to have a Material Adverse Effect;

(v)           (A) sell, transfer, lease or otherwise dispose of any Assets other than in the ordinary course of business consistent with prior practice, (B) create or permit to exist any new Lien or Encumbrance on any Assets, (iii) assume, incur or guarantee any obligation for borrowed money other than in the ordinary course of business consistent with past practices, (iv) enter into any joint venture, partnership or other similar arrangement, (v) make any investment in or purchase any securities of any Person, (vi) incur any indebtedness, issue or sell any new debt securities, enter into any new credit facility or make any capital expenditures, or (vii) merge or consolidate with any other Person or acquire any other Person or a business, division or product line of any other Person (except as provided for in this Agreement);

(vi)           make any change in any method of accounting or accounting practice except as required: (a) by reason of a concurrent change in law, SEC guidelines or GAAP, or (b) by reason of a change in the Company’s method of accounting or accounting practices that, due to law, SEC guidelines or requirements, or GAAP, requires such a change in any method of accounting or accounting practice; or

(vii)           settle or compromise any material Tax liability, make or change any material Tax election, or file any tax return other than a tax return filed in the ordinary course of business and prepared in a manner consistent with past practice.

5.2          Access to Information.

At all times prior to the Closing or the earlier termination of this Agreement in accordance with the provisions of Article VII, and in each case subject to Section 5.3 below, each party hereto shall provide to the other party (and the other party’s authorized representatives) reasonable access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the party granted such access shall not interfere unreasonably with the operation of the business conducted by the party granting access, and provided that no such access need be granted to privileged information or any agreements or documents subject to confidentiality agreements.

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5.3          Confidentiality; No Solicitation.

Each party shall hold, and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the Merger in strict confidence, shall not use such information except for the sole purpose of evaluating the Merger and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, shareholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Merger (each of whom shall be informed in writing by the disclosing party of the confidential nature of such information and directed by such party in writing to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of Article VII, each party shall immediately return to the other party all such information, all copies thereof and all information prepared by the receiving party based upon the same. The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that: (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no Knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party.  The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this Section 5.3.  Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing party, at the expense of the non-disclosing party, in obtaining a protective or similar order with respect to such information; and (iii) provide only that amount of information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

5.4          Best Efforts; Consents.

Subject to the terms and conditions herein provided, Power3 and the Company agree to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger and to cooperate with the others in connection with the foregoing, including using its reasonable efforts to: (i) obtain all waivers, consents and approvals from other parties to loan agreements, leases, mortgages and other contracts necessary for the consummation of the Merger; (ii) make all filings with, and obtain all consents, approvals and authorizations that are required to be obtained from, Governmental Authorities; (iii) lift or rescind any injunction, restraining order, decree or other order adversely affecting the ability of the parties hereto to consummate the Merger; (iv) effect all necessary registrations and filings and submissions of information requested by Governmental Authorities; and (v) fulfill all conditions to this Agreement.  Each of Power3 and the Company shall use all reasonable efforts to prevent the entry, enactment or promulgation of any threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties hereto to consummate the Merger.

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5.5          Further Assurances.

Subject to Section 5.4, each of the parties hereto agrees to use its reasonable best efforts before and after the Closing Date to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the Merger, including, but not limited to: (i) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; (ii) to the extent consistent with the obligations of the parties set forth in Section 5.4, the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and (iii) the execution and delivery of such instruments, and the taking of such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

5.6          Public Announcements.

Power3 and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger or this Agreement, and shall not issue any other press release or make any other public statement without the prior written consent of the other parties, except as may be required by law or, with respect to Power3, by obligations pursuant to rule or regulation of the Exchange Act or the Securities Act, any rule or regulation promulgated thereunder, or any rule or regulation of the National Association of Securities Dealers.

5.7          Notification of Certain Matters.

Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.

5.8          Prohibition on Trading in Power3 Securities.

The Company acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any Person who has received material non-public information relating to Power3 from purchasing or selling securities of Power3, or from communicating such information to any Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell securities of Power3.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the Company shall not purchase or sell any securities of Power3, or communicate such information to any other Person.

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5.9          Investment Letters.

At or prior to Closing, the Company shall deliver to Power3 investment letters, in such form as shall be agreed upon by Power3 and the Company, executed by each Target Shareholder.

5.10        Reviewed Financial Statements.

No less than 10 Business Days prior to the Closing, the Company shall deliver to Power3 true and complete copies of the Company’s balance sheets at June 30, 2010, and income statements and statements of cash flows for the period that began May 14, 2010 (inception) and ended June 30, 2010, all of which have been reviewed by an SEC-registered independent accountant (collectively, the “Reviewed Financial Statements”).  The Reviewed Financial Statements (including the notes thereto) will present fairly in all material respects the financial position and results of operations and cash flows of the Company at the dates or for the periods set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods involved and in accordance with all applicable SEC rules and regulations (except as otherwise indicated therein).  The Reviewed Financial Statements will be prepared from and in accordance with the books and records of the Company.  The Company shall use its best efforts to have its independent accountant consent to Power3’s use of and reliance on the Reviewed Financial Statements as may be required in connection with any filings made by Power3 under the United States federal securities laws.

5.11        Power3 and Company Capitalization.

(a)           Immediately prior to the Closing, the Company shall provide Power3 with a capitalization table containing a list of: (i) the Target Shareholders, and (ii) the number and class of issued and outstanding Target Shares owned by such Target Shareholders, and the Company shall update Section 3.4 to reflect any changes in the capitalization of the Company occurring after the date hereof and prior to the Closing.

(b)           Immediately prior to the Closing, Power3 shall update Section 4.4 to reflect any changes in the capitalization of Power3 occurring after the date hereof and prior to the Closing.

5.12        Company Organizational Documents.

The Company shall deliver true, correct and complete copies of the Company’s certificate of incorporation and bylaws to Power3 no less than 10 Business Days prior to the Closing.

5.13        Material Contracts.

The Company shall deliver true, correct and complete copies of each Material Contract to Power3 no less than 10 Business Days prior to the Closing.

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5.14         Proxy Statement; Power3 Shareholder Meeting.

(a)            Power3 shall prepare a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be filed with the SEC for use in connection with the solicitation of proxies from Power3’s shareholders in connection with the Merger and the Power3 Shareholder Meeting.  As promptly as reasonably practicable following the date of this Agreement, Power3 shall file the preliminary Proxy Statement with the SEC.  Power3 shall use its best efforts to respond to any comments of the SEC or its staff to clear the preliminary Proxy Statement with the SEC as promptly as practicable after filing and to cause the Proxy Statement to be mailed to Power3’s shareholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC.  Power3 will advise the Company, promptly after it receives notice thereof, of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or comments thereon and responses thereto or requests by the SEC or its staff for additional information. Power3 will promptly provide the Company with copies of all correspondence between Power3 (or its representatives) and the SEC (or its staff) regarding the Proxy Statement or the Merger.  No filing of, or amendment or supplement to, or correspondence with the SEC or its staff with respect to, the Proxy Statement will be made by Power3 without providing the Company with a reasonable opportunity to review and comment thereon (and Power3 shall make all reasonable additions, deletions, changes or other comments to any such filing, amendment, supplement or correspondence suggested by the Company or its counsel).  If at any time prior to the Power3 Shareholder Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the Proxy Statement, Power3 shall as promptly as practicable prepare and mail to its shareholders such amendment or supplement.

 (b)          As promptly as reasonably practicable following the clearance of the Proxy Statement by the SEC, Power3, acting through its board of directors, shall: (i) take all action necessary to duly call, give notice of and convene the Power3 Shareholder Meeting for the purpose of obtaining the Power3 Shareholder Approval and not postpone or adjourn the Power3 Shareholder Meeting except to the extent required by applicable Law, and (ii) use its reasonable best efforts to solicit from its shareholders proxies in favor of the approval of this Agreement and the Merger.

(c)           The Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading at the time such Proxy Statement or any amendment or supplement thereto is filed with the SEC, at the time it is first mailed to shareholders of Power3, at the time of the Power3 Shareholder Meeting and at the Effective Time. The Proxy Statement will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, Power3 makes no representation or warranty with respect to any information supplied in writing by the Company or any of its representatives specifically for inclusion or incorporation by reference in the Proxy Statement.

(d)           The Company shall vote all Target Shares beneficially owned by it or any of its Affiliates as of the applicable record date in favor of the adoption and approval of this Agreement and the consummation of the Merger in accordance with applicable Law at the Power3 Shareholder Meeting.

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5.15        No Solicitation.

The Company shall not, nor shall it authorize or permit or encourage any of its directors, officers, employees, investment bankers, attorneys, accountants or other advisors or representatives to directly or indirectly: (i) solicit, initiate, induce or encourage any inquiries or solicitations for the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; or  (ii) enter into, encourage, permit, indicate receptivity to, continue or otherwise participate in any discussions or negotiations regarding, furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal. The Company shall notify Power3 upon receipt of any Acquisition Proposal or any inquiry that would reasonably be expected to lead to an Acquisition Proposal, including the terms of the Acquisition Proposal or inquiry and the identity of the person making the Acquisition Proposal or inquiry.  “Acquisition Proposal” shall mean: (i) any inquiry, proposal or offer for a merger, consolidation, dissolution, sale of substantial assets, tender offer, recapitalization, share exchange or other business combination involving the Company, (ii) any proposal for the issuance by the Company of over 50% of its equity securities, (iii) any proposal or offer to acquire in any manner, directly or indirectly, over 50% of the equity securities or consolidated total assets of the Company, in each case other than the transactions contemplated by this Agreement, or (iv) any divestiture of any division or business unit, including by way of sale of assets or capital stock, license of Intellectual Property, or by merger, consolidation or otherwise.

ARTICLE VI

CONDITIONS TO CONSUMMATION OF THE MERGER

6.1	Conditions to Obligations of the Company.

The obligations of the Company to consummate the Merger shall be subject to the fulfillment, or written waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a)           The representations and warranties of Power3 set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time, except that the representations and warranties set forth in Section 4.4 shall be updated as provided in Section 5.11(b);

(b)           Power3 shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by Power3 on or prior to the Closing Date;

(c)           Power3 shall have delivered to the Company an officer’s certificate to the effect that the conditions set forth in Section 6.1(a) and (b) have been satisfied;

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(d)           Power3 shall have delivered to the Company any certificates evidencing the Power3 Shares in accordance with Section 2.2(b)(i); and

(e)           The Power3 Shareholder Approval shall have been obtained.

6.2           Conditions to Obligations of Power3.

The obligations of Power3 to consummate the Merger shall be subject to the fulfillment or written waiver by Power3, at or prior to the Closing, of each of the following conditions:

(a)           The representations and warranties of the Company set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time, except that the representations and warranties set forth in Section 3.4 shall be updated as provided in Section 5.11(a);

(b)           The Company shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date;

(c)           The Company shall have delivered to Power3 an officer’s certificate to the effect that the conditions set forth in Section 6.2(a) and (b) hereof have been satisfied;

(d)           The Company shall have delivered to Power3 any certificates evidencing the Target Shares and any agreements relating to the Target Shares in accordance with 2.2(a)(i) & (ii);

(e)           Power3 shall have completed a due diligence review of the business, operations, assets, intellectual property, financial condition and prospects of the Company and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(g)           The Company Shareholder Approval shall have been obtained; and

(h)           Immediately prior to Closing, the aggregate number of Dissenting Target Shares shall not exceed five percent (5%) of the aggregate number of outstanding Target Shares.

6.3	Other Conditions to Obligations of Power3 and the Company.

The obligations of Power3 and the Company to consummate the Merger shall be subject to the fulfillment, or written waiver by each of Power3 and the Company, at or prior to the Closing, of each of the following conditions:

(a)           All director, shareholder, lender, lessor and other parties’ consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under this Agreement, applicable law or any applicable contract or agreement (other than as contemplated by this Agreement) to complete the Merger shall have been secured; and

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(b)           No statute, rule, regulation, executive order, decree, preliminary or permanent injunction, or restraining order shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or restricts the consummation of the Merger.

ARTICLE VII

TERMINATION

7.1          Termination.

This Agreement may be terminated at any time prior to the Closing:

(a)           by mutual consent of Power3 and the Company;

(b)           by Power3 or the Company if the Closing shall not have occurred on or before the Outside Date;

(c)           by Power3 or the Company if any Governmental Authority shall have issued an injunction, order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any material portion of the Merger and such injunction, order, decree, ruling or other action shall have become final and nonappealable;

(d)           by Power3 or the Company upon written notice to the other party if any of the conditions to the Closing set forth in Section 6.3 shall have become incapable of fulfillment by the Outside Date and shall not have been waived in writing by Power3 or the Company, as the case may be;

(e)           by Power3 upon written notice to the Company if: (i) any of the conditions to the Closing set forth in Section 6.2 shall have become incapable of fulfillment by the Outside Date and shall not have been waived in writing by Power3, or (ii) Power3 is not satisfied in its sole and absolute discretion with the results of its due diligence review as described more fully in Section 6.2(e); or

(f)           by the Company upon written notice to Power3 if any of the conditions to the Closing set forth in Section 6.1 shall have become incapable of fulfillment by the Outside Date and shall not have been waived in writing by the Company.

7.2          Procedure and Effect of Termination.

In the event of termination of this Agreement pursuant to Section 7.1 hereof, written notice thereof shall forthwith be given by the terminating party to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect and the Merger shall be abandoned without any further action by the parties hereto; provided, however, that if such termination shall result from the failure of a party to perform a covenant, obligation or agreement in this Agreement or from the breach by Power3 or the Company of any representation or warranty contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach.  If this Agreement is terminated as provided herein:

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(a)           each party hereto shall redeliver, and shall cause its agents (including, without limitation, attorneys and accountants) to redeliver, all documents, work papers and other material of each party hereto relating to the Merger, whether obtained before or after the date hereof; and

(b)           each party agrees that all Confidential Information received by Power3, on the one hand, or the Company, on the other hand, with respect to the other party, this Agreement or the Merger shall be kept confidential notwithstanding the termination of this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1          Entire Agreement.

This Agreement and any schedules and exhibits hereto contain the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

8.2          Amendments and Modifications.

This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

8.3          Extensions and Waivers.

At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may: (a) extend the time for the performance of any of the obligations or other acts of the parties hereto; (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto; or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

8.4          Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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8.5          Survival of Representations, Warranties and Covenants.

The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 12 months after the Closing.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.  All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

8.6          Headings; Definitions.

The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to sections or articles contained herein mean sections or articles of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

8.7          Severability.

If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

8.8          Specific Performance.

The parties hereto agree that in the event the Company fails to consummate the Merger in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine.  It is accordingly agreed that Power3 shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.

8.9          Expenses.

Whether or not the Merger is consummated, and except as otherwise expressly set forth herein, all legal and other costs and expenses incurred in connection with the Merger, including any legal and other costs and expenses incurred in compliance with the terms of this Agreement, shall be paid by the party incurring such expenses.

8.10        Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number.

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8.11        Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the NYGCL shall apply to the internal corporate governance of Power3 and to the extent that the NGCL shall apply to the internal corporate governance of the Company.

8.12        Arbitration.

               If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute.  The arbitration shall take place in the State of Texas.  The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

8.13        Counterparts.

This Agreement may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

8.14        Certain Definitions.

As used herein:

(a)           “Affiliate” shall have the meanings ascribed to such term in Rule 12b-2 of the Exchange Act;

(b)           “Business Day” shall mean any day other than a Saturday, Sunday or a day on which federally chartered financial institutions are not open for business in New York City;

(c)           “Confidential Information” shall mean the existence and contents of this Agreement and the schedules and exhibits hereto, and all proprietary technical, economic, environmental, operational, financial and/or business information or material of one party that, prior to or following the Closing Date, has been disclosed by the Company, on the one hand, or Power3, on the other hand, in written, oral, electronic or visual form to, or otherwise has come into the possession of, the other party;

(d)           “Employee Benefit Plan” shall mean: (i) each bonus, stock option, stock purchase, incentive compensation, deferred compensation and other equity compensation plan, program, agreement or arrangement, (ii) each severance or termination pay, medical, surgical, hospitalization, life insurance and other “welfare” plan, fund or program within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA), (iii) each profit-sharing, stock bonus or other “pension” plan, fund or program (within the meaning of Section 3(2) of ERISA), (iv) each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), (v) each  employment, retention, termination, severance, change of control or compensation agreement, and (vi) each other employee benefit plan, fund, program, agreement or arrangement that is, in each case, sponsored, maintained or contributed to or required to be contributed to by the Company or any third party, or to which the Company or any third party is party, whether written or otherwise, for the benefit of any director, employee or former employee of the Company;

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(e)           “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future;

(f)           “Environmental Law” shall mean any applicable statute, rule, regulation, law, bylaw, ordinance or directive of any Governmental Authority dealing with the pollution or protection of natural resources, the indoor or ambient environment, or the protection of human health or safety;

(g)           “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(h)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(i)           “GAAP” shall mean United States generally accepted accounting principles as in effect on the date or for the period with respect to which such principles are applied;

(j)           “Governmental Authority” shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof;

(k)           “Intellectual Property” shall mean all of the Company’s: (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii) trademarks, service marks, trade dress, domain names, maskworks, logos, trade names and corporate names, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith, (iii) copyrightable works, copyrights and all applications, registrations and renewals in connection therewith, (iv) trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (v) computer software, together with all translations, adaptations, derivations and combinations thereof (including data and related documentation), (vi) all other proprietary rights, and (vii) all copies and tangible embodiments thereof (in whatever form or medium);

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(l)           “Knowledge” shall mean: (i) with respect to an individual, knowledge of a particular fact or other matter, if such individual is aware of such fact or other matter, and (ii) with respect to a Person that is not an individual, knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter;

(m)           “Liens” shall mean liens, pledges, charges, claims, security interests, purchase agreements, options, title defects, restrictions on transfer or other encumbrances, or any agreements (other than this Agreement) to do any of the foregoing, of any nature whatsoever, whether consensual, statutory or otherwise;

(n)           “Material Adverse Effect” shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of the applicable entity and its subsidiaries, if any, which is material to the applicable entity and its subsidiaries, if any, taken as a whole;

(o)           “Material Contract” shall mean any oral, written or implied contracts, agreements, leases, powers of attorney, guaranties, surety arrangements or other commitments, excluding equipment and furniture leases entered into in the ordinary course of business, the liabilities or commitments associated therewith exceed: (i) in the case of Power3, $25,000 individually or $50,000 in the aggregate, or (ii) in the case of the Company, $5,000 individually or $10,000 in the aggregate;

(p)           “Person” shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof;

(q)           “SEC” shall mean the Securities and Exchange Commission;

(r)           “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

(s)           “Taxes” shall mean all taxes (whether U.S. federal, state, local or non-U.S.) based upon or measured by income and any other tax whatsoever, including, without limitation, gross receipts, profits, sales, levies, imposts, deductions, charges, rates, duties, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll and social security, employment, excise, stamp duty or property taxes, together with any interest, penalties, charges or fees imposed with respect thereto.

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IN WITNESS WHEREOF, Power3 and the Company have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

POWER3 MEDICAL PRODUCTS, INC.

By:	/s/ Ira L. Goldknopf
Ira L. Goldknopf
President and Chief Scientific Officer

ROZETTA-CELL LIFE SCIENCES, INC.

By:	/s/ Sara Parks
Sara Parks
President and Chief Executive Officer

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ANNEX B

FIRST AMENDMENT AND WAIVER TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT AND WAIVER TO AGREEMENT AND PLAN OF MERGER (this “Amendment and Waiver”) is made and entered into this 31st day of December, 2010, by and between Power3 Medical Products, Inc., a New York corporation (“Power3”), and Rozetta-Cell Life Sciences, Inc., a Nevada corporation (the “Company”), for the purpose of amending the Agreement and Plan of Merger (the “Merger Agreement”) dated September 7, 2010, by and between Power3 and the Company.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Recitals

WHEREAS, the parties hereto desire to amend certain provisions of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.           The “Outside Date,” as such term appears in Section 2.1, is hereby amended to be June 30, 2011.

2.           Section 6.1(d) is hereby deleted in its entirety and replaced with the following provision:

    (d)           Power3 shall have delivered to the Company any certificates evidencing the Power3 Shares in accordance with Section 2.2(b)(i);

3.           Section 6.1(e) is hereby deleted in its entirety and replaced with the following provision:

    (e)           The Power3 Shareholder Approval shall have been obtained; and

4.           The following provision is hereby added as Section 6.1(f):

    (f)           Subsequent to obtaining the Power3 Shareholder Approval, but prior to the consummation of the Merger, all issued and outstanding shares of Power3 Series B Preferred Stock shall be converted into Power3 Common Stock by the holders thereof.

5.           Power3 and the Company do hereby waive any breach of any representations and warranties or breach of any covenants or agreements by either party to the Merger Agreement that may exist or arise under the Merger Agreement or this Amendment and Waiver as a result of the conversion of the Series B Preferred Stock into Power3 Common Stock.

6.           The waiver set forth in Section 5 hereof is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Merger Agreement, nor shall it constitute an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

7.           Except as expressly provided herein, the Merger Agreement shall remain in full force and effect.

8.           This Amendment and Waiver may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

9.           This Amended and Waiver shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the NYGCL shall apply to the internal corporate governance of Power3 and to the extent that the NGCL shall apply to the internal corporate governance of the Company.

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IN WITNESS WHEREOF, Power3 and the Company have caused this Amendment and Waiver to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

POWER3 MEDICAL PRODUCTS, INC.

By:	/s/ Ira L. Goldknopf
Ira L. Goldknopf
President and Chief Scientific Officer

ROZETTA-CELL LIFE SCIENCES, INC.

By:	/s/ Sara Parks
Sara Parks
President and Chief Executive Officer

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ANNEX C

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 25, 2011, is made and entered into by and between Power3 Medical Products, Inc., a New York corporation (the “Power3”), and Power3 Nevada, Inc., a Nevada corporation and wholly-owned subsidiary of Power3 (“Power3 Nevada”).

RECITALS

WHEREAS, Power3 is a corporation duly organized and validly existing under the laws of the State of New York having authorized capital stock consisting of 600,000,000 shares of common stock, par value $.001 per share (“NY Common Stock”), of which 472,237,565 shares are issued and outstanding on the date hereof, and 50,000,000 shares of preferred stock, par value $0.001 per share (“NY Preferred Stock”), of which 1,500,000 shares are issued and outstanding on the date hereof; and

WHEREAS, Power3 Nevada is a corporation duly organized and validly existing under the laws of the State of Nevada having at the date hereof authorized capital stock consisting of 3,100,000,000 shares of common stock, par value $.001 per share (“Nevada Common Stock”), of which 100 shares are issued and outstanding on the date hereof, and 50,000,000 shares of preferred stock, par value $0.001 per share (“Nevada Preferred Stock”), none of which is issued and outstanding on the date hereof; and

WHEREAS, the respective board of directors of Power3 and Power3 Nevada deem it advisable, upon the terms and subject to the conditions herein stated, that Power3 be merged with and into Power3 Nevada pursuant to the provisions of Section 907 of the New York Business Corporation Law (“NYBCL”) and Section 92A.190 of the Nevada General Corporation Law (“NGCL”), and that Power3 Nevada be the surviving corporation in the merger (the “Merger”); and

WHEREAS, it is the intention of the parties to this Agreement that the Merger shall qualify as a “reorganization” for United States federal income tax purposes within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and that this Agreement shall constitute a “plan of reorganization” for the purposes of the Internal Revenue Code.

                NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

1.1.    The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of the NYBCL and the NGCL, at the Effective Time (as defined in Section 1.2), Power3 shall be merged with and into Power3 Nevada.  As a result of the Merger, the separate existence of Power3 shall cease and Power3 Nevada shall continue as the surviving corporation in the Merger (the “Surviving Corporation”) and shall succeed to and assume all of the rights and obligations of Power3 in accordance with the provisions of the NYBCL and the NGCL.

1.2.    Effective Time. The Merger shall become effective (the “Effective Time”) upon the latest to occur of:

(a) the filing with the Secretary of State of the State of New York of a certificate of merger executed and acknowledged by the parties hereto in accordance with the relevant provisions of the NYBCL; and

(b)  the filing with the Secretary of State of the State of Nevada of articles of merger executed and acknowledged by the parties hereto in accordance with the relevant provisions of the NGCL.

1.3.    Effects of the Merger. The Merger shall have the effects set forth in Section 906 of the NYBCL and Section 92A.250 of the NGCL.

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

                2.1.    The Articles of Incorporation. The articles of incorporation of Power3 Nevada in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                2.2.    The Bylaws. The bylaws of Power3 Nevada in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1.    Officers. The officers of Power3 immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2.    Directors. The directors and the members of the various committees of the board of directors of Power3 immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

CONVERSION AND EXCHANGE OF SECURITIES

4.1.    Power3 Common Stock. At the Effective Time, each share of NY Common Stock issued and outstanding immediately prior to the Effective Time, other than those shares held by Dissenting Shareholders (as defined below), shall, by virtue of the Merger and without any action on the part of holders thereof, be converted, without the surrender of stock certificates or any other action, into one fully paid and non-assessable share of Nevada Common Stock with the same rights, powers and privileges as the shares so converted.

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4.2.    Power3 Preferred Stock. At the Effective Time, each share of NY Preferred Stock issued and outstanding immediately prior to the Effective Time, other than those shares held by Dissenting Shareholders (as defined below), shall, by virtue of the Merger and without any action on the part of holders thereof, be converted, without the surrender of stock certificates or any other action, into one fully paid and non-assessable share of Nevada Preferred Stock with the same rights, powers and privileges as the shares so converted

4.3.    Power3 Derivative Securities. At the Effective Time, each option, warrant, purchase right, unit or other security of Power3 issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of Power3 Nevada and in the case of securities to acquire Common Stock, shall be converted into the right to acquire the same number of shares of Nevada Common Stock as the number of shares of NY Common Stock that were acquirable pursuant to such option, warrant, purchase right, unit or other security.  The same number of shares of Nevada Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of NY Common Stock so reserved as of the Effective Time.

4.4.    Cancellation of Shares. At the Effective Time, each share of NY Common Stock and Nevada Common Stock issued and outstanding immediately prior to the Effective Date shall be cancelled and retired and shall cease to exist.

4.5.   Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of NY Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Nevada Common Stock and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owners of any such outstanding certificates shall, until such certificates shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada Common Stock evidenced by such outstanding certificates, as above provided.

 4.6.   Dissenters’ Rights. No shareholders of Power3 exercising dissenters’ rights, if any, pursuant to Section 910 of the NYBCL (“Dissenting Shareholders”) shall be entitled to receive shares of Nevada Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Merger under the NYBCL, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Section 910 of the NYBCL with respect to any shares that provide such Dissenting Shareholder with dissenters’ rights (“Dissenting Shares”) owned by such Dissenting Shareholder.  If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which otherwise would have been Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Nevada Common Stock pursuant to Section 4.1 hereof.

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ARTICLE V

CONDITION TO EACH PARTY’S
OBLIGATION TO EFFECT THE MERGER

The respective obligations of each of the parties hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite consents and approvals of this Agreement and the transactions contemplated hereby by Power3 in the manner provided in Section 903 of the NYBCL and Section 92A.120 of the NGCL.

ARTICLE VI

TERMINATION

This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of Power3, if the board of directors of Power3 determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Power3 and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either Power3 or Power3 Nevada, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1.    Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the Power3 Shareholders shall not: (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation; (ii) alter or change any provision of the articles of incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2.    Further Assurances. From time to time, as an when required by Power3 Nevada or by its successor or assigns, there shall be executed and delivered on behalf of Power3 such deeds and other instruments, and there shall be taken or caused to be taken by Power3 Nevada such further and other actions, as shall be necessary or appropriate to vest or perfect in, or conform of record or otherwise to, Power3 Nevada the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Power3 and otherwise to carry out the purposes of this Agreement, and the officers and directors of Power3 Nevada are fully authorized in the name and on behalf of Power3 or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

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7.3.    No Third-Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, officer, director, shareholder, employee, partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be solely between the parties to this Agreement.

7.4.    Entire Agreement. This Agreement and the schedules and exhibits hereto contain the entire agreement between the parties and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

7.5.    Amendments and Modifications. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

7.6.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement

7.7.    Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

7.8.    Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

7.9.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the NYBCL shall apply to the internal corporate governance of Power3 or the NGCL shall apply to the internal corporate governance of Power3 Nevada.

7.10.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

POWER3 MEDICAL PRODUCTS, INC.

By:	/s/ Ira L. Goldknopf
Ira L. Goldknopf
President and Chief Scientific Officer

POWER3 NEVADA, INC.

By:	/s/ Helen R. Park
Helen R. Park
Chief Executive Officer

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ANNEX D

ARTICLES OF INCORPORATION

OF

ROZETTA-CELL LIFE SCIENCES, INC.

  ARTICLE I

NAME

The name of the corporation is Rozetta-Cell Life Sciences, Inc. (the “Corporation”).

  ARTICLE II

REGISTERED OFFICE

The name of the registered agent of the Corporation is InCorp Services, Inc. of Nevada.  The address, including street, number and city, of the registered agent of the Corporation in the State of Nevada is 2360 Corporate Circle, Suite 400, Henderson, Nevada 89074.

  ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the laws of the State of Nevada.

  ARTICLE IV

PERPETUAL EXISTENCE

The Corporation shall have a perpetual existence.

  ARTICLE V

INCORPORATOR

The name and address of the incorporator executing these Articles of Incorporation is:

Helen R. Park
26022 Budde Road
The Woodlands, Texas 77380

ARTICLE VI

DIRECTORS

The name and address of the director constituting the initial board of directors is:

Helen R. Park
26022 Budde Road
The Woodlands, Texas 77380

The number of directors that constitute the board of directors of the Corporation shall be designated as set forth in the Bylaws of the Corporation.

  ARTICLE VII

CAPITAL STOCK

(a)           Capitalization.  The total number of shares of capital stock that the Corporation is authorized to issue is three billion, one hundred fifty million (3,150,000,000), consisting of: (i) three billion, one hundred million (3,100,000,000) shares of common stock, par value $0.001 per share (“Common Stock”); and (ii) fifty million (50,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

(b)           Common Stock.

(i)           Relative Rights of Common Stock and Preferred Stock.  All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(ii)          Fully-Paid and Nonassessable Shares.  All shares of Common Stock that are issued by the Corporation shall be fully-paid and nonassessable shares of Common Stock.  No holder of Common Stock shall be individually liable for the debts, liabilities or other obligations of the Corporation, and no Common Stock issued by the Corporation as fully-paid shall ever be assessable or assessed.

(iii)         Voting Rights.  Except as otherwise required by law or these Articles of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.  Holders of Common Stock shall not be entitled to cumulative voting of their shares.

(iv)         Dividends.  Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends, when and if declared by the board of directors, out of the assets of the Corporation which are legally available therefor, payable either in cash, in property or in shares of capital stock.

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(v)          No Pre-Emptive Rights or Further Assessments.  The holders of shares of Common Stock shall have no preemptive, subscription, redemption or conversion rights, and shall not be subject to any sinking fund provisions or any further assessments.

(vi)         Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or these Articles of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

 (c)           Preferred Stock.  The board of directors is expressly authorized to issue, from time to time, in one or more series, shares of Preferred Stock and, in the resolution or resolutions providing for such issue, establish for each such series the number of shares, the designations, powers, privileges, preferences and rights, if any, of the shares of such series, and the qualifications, limitations or restrictions, if any, of such series, to the fullest extent permitted by the Nevada Revised Statutes as the same exists or may hereafter be amended.  The board of directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE VIII

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation hereby expressly elects to not be governed by Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded or replaced by any successor section, statute or provision.  No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article VIII, shall apply to, or have any effect on, any transaction involving any combination with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE IX

ACQUISITION OF CONTROLLING INTEREST

The Corporation hereby expressly elects to not be governed by Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded or replaced by any successor section, statute or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article IX, shall apply to, or have any effect on, any transaction involving an acquisition of a controlling interest by any person occurring prior to such amendment or repeal.

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ARTICLE X

INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

(a)           Indemnification.  The Corporation shall indemnify, to the fullest extent permitted by the Nevada Revised Statutes, any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was an officer or director of the Corporation or any predecessor to the Corporation, or who is or was serving at the request of the Corporation or any predecessor to the Corporation as an officer or director of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding.  To the fullest extent permitted by the Nevada Revised Statutes, the Corporation shall pay all expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the Corporation.  In the event the Nevada Revised Statutes are hereafter amended to permit the Corporation to provide broader rights to indemnification or advancement of expenses to officers or directors than those provided herein, then the rights to indemnification and advancement of expenses, in addition to the rights to indemnification and advancement of expenses provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended.  The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the Corporation, agreement, vote of stockholders or directors, or otherwise.

(b)           Limitation on Liability.  To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the Corporation shall not be personally liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the Corporation.  In the event the Nevada Revised Statutes are hereafter amended to further eliminate or limit the liability of officers or directors, then the liability of an officer or director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the Nevada Revised Statutes as so amended.

(c)           Insurance.  The Corporation may, to the fullest extent permitted by the Nevada Revised Statutes, purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, for any expense, liability or loss asserted against the person and any expense, liability or loss incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the authority to indemnify such person against such expense, liability or loss under the provisions of the Nevada Revised Statutes.

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(d)           Repeal or Modification.  Neither any amendment nor repeal of this Article X, nor the adoption of any provision of these Articles of Incorporation that is inconsistent with this Article X, shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

  ARTICLE XI

BYLAWS

In furtherance of, and not in limitation of, the powers conferred by statute, subject to the provisions of these Articles of Incorporation, the board of directors of the Corporation is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

  ARTICLE XII

AMENDMENTS TO ARTICLES OF INCORPORATION

From time to time any of the provisions of these Articles of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article XII.

*****

IN WITNESS WHEREOF, the Incorporator has signed these Articles of Incorporation this 24th day of January, 2011.

/s/ Helen R. Park
Helen R. Park
Incorporator

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ANNEX E

BYLAWS

OF

ROZETTA-CELL LIFE SCIENCES, INC.
(A Nevada Corporation)

ARTICLE I

CORPORATE OFFICES

1.1	Registered Office.

The registered office of Rozetta-Cell Life Sciences, Inc. shall be set forth in the articles of incorporation of the corporation.

1.2	Other Offices.

The corporation may also have offices at such other places, either within or without the State of Nevada, as the board of directors of the corporation may from time to time designate or as the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1           Place of Meetings.

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the Nevada Revised Statutes.  In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2           Annual Meeting.

The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Nevada as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting.  At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3           Special Meeting.

(a)           A special meeting of the stockholders, other than those required by statute, may be called at any time only by: (i) the board of directors, (ii) the chief executive officer, or (iii) the president (in the absence of a chief executive officer).  A special meeting of the stockholders may not be called by any other person or persons. The board of directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b)           The notice of a special meeting shall include the purpose for which the meeting is called.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, the chairperson of the board of directors, the chief executive officer or the president (in the absence of a chief executive officer).  Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4           Advance Notice Procedures.

(a)           Advance Notice of Stockholder Business.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (i) pursuant to the corporation’s proxy materials with respect to such meeting, (ii) by or at the direction of the board of directors, or (iii) by a stockholder of the corporation who: (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(a) and on the record date for the determination of stockholders entitled to vote at the annual meeting, and (B) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(a).  In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law.  Except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or any successor thereto (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(1)           To comply with clause (iii) of Section 2.4(a) above, a stockholder’s notice must set forth all information required under this Section 2.4(a) and must be timely received by the secretary of the corporation.  To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the 120th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made.  In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(a)(1). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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(2)           To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (i) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice, (iv) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (vi) any material interest of the stockholder or a Stockholder Associated Person in such business, (vii) a description of any agreement, arrangement or understanding with respect to the business between or among the stockholder or Stockholder Associated Person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Items 5 or 6 of Schedule 13D under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner), and (viii) a statement whether the stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (i) through (viii), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (iv) and (v) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean: (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(3)           Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(a) and, if applicable, Section 2.4(b). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(a), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

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(b)           Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(b) shall be eligible for election or re-election as directors at an annual meeting of stockholders, except as may be otherwise provided in the articles of incorporation with respect to the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors, if any.  Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of stockholders only: (i) by or at the direction of the board of directors, or (ii) by a stockholder of the corporation who: (A) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(b) and on the record date for the determination of stockholders entitled to vote at the annual meeting, and (B) has complied with the notice procedures set forth in this Section 2.4(b).  In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(1)           To comply with clause (ii) of Section 2.4(b) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(b) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, Section 2.4(a)(1) above.

(2)           To be in proper written form, such stockholder’s notice to the secretary must set forth:

(i)           as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class or series and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under the Nevada Revised Statutes with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

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(ii)           as to such stockholder giving notice: (A) the information required to be provided pursuant to clauses (ii) through (vii) of Section 2.4(a)(2) above, and the supplement referenced in the second sentence of Section 2.4(a)(2) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(3)           At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the corporation: (i) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (ii) such information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation, and (iii) such other information that could be deemed material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.  The nominee must furnish such information to the secretary of the corporation within ten (10) days of his or her receipt of the corporation’s written request for such information.  In the event such nominee fails to furnish such information within ten (10) days of such nominee’s receipt of the corporation’s request for such information, such stockholder’s nomination of such person shall not be considered in proper form pursuant to this Section 2.4(b).

(4)           Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(b).  In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.  The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(c)           Advance Notice of Director Nominations at Special Meetings.

(1)           For a special meeting of stockholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the board of directors shall be made only: (i) by or at the direction of the board of directors, or (ii) by any stockholder of the corporation who: (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(c) and on the record date for the determination of stockholders entitled to vote at the special meeting, and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(b)(ii) and (iii) above.  To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not earlier than the ninetieth (90th) day prior to the special meeting nor later than the close of business on the later of: (i) the ninetieth (90th) day prior to such special meeting, or (ii)  or the tenth (10th) day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such meeting; provided, however, that in no event shall the Public Announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated: (i) by or at the direction of the board of directors, or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(c).  In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

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(2)           The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(d)           Other Requirements and Rights.  In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(1)           a stockholder to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act; or

(2)           the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

2.5           Notice of Meetings.

All notices of meetings of stockholders will be sent or otherwise given in accordance with Article VI of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting.  The notice will specify the place (if any), date, and hour of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at the meeting and: (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted), or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any matter properly may be presented at the meeting for such action).  The notice of any meeting at which directors are to be elected will include the name of any nominee or nominees who, at the time of the notice, the board of directors intends to present for election.  Any previously scheduled meeting of the stockholders may be postponed, and, except for meetings of stockholders called by the board of directors pursuant to paragraph (c) of Section 2.4 of these bylaws (which meetings may be cancelled only on the terms provided in paragraph (c) of Section 2.4 of these bylaws) or if the articles of incorporation otherwise provide, any meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

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2.6           Quorum.

(a)           The holders of a majority of the voting power of the class or series, or classes or series, issued and outstanding and entitled to vote, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business at all meetings of the stockholders.  Except as otherwise provided in the articles of incorporation, these bylaws or the Nevada Revised Statutes, where a separate vote by a class or series, or classes or series, is required, a majority of the voting power of such class or series, or classes or series, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum entitled to take action with respect to that vote on that matter.

(b)           If a quorum is not present or represented at any meeting of the stockholders, then either: (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in accordance with Section 2.7, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7           Adjournments.

If a quorum is not present or represented at any meeting of stockholders, a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or the chairperson of such meeting, shall be entitled to adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity with the provisions of these bylaws. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

2.8           Organization and Conduct of Business.

(a)           Meetings of stockholders shall be presided over by the chairman of the board of directors, if any, or in his or her absence by a person designated by the board of directors, or, in the absence of a person so designated by the board of directors, by the chief executive officer, or in his or her absence by the chief financial officer, or in his or her absence by the secretary, if any, or in his or her absence by a chairman chosen at the meeting by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat.  The secretary, or in his or her absence, an assistant secretary, or, in the absence of the secretary and all assistant secretaries, a person whom the chairman of the meeting will appoint, will act as secretary of the meeting and keep a record of the proceedings thereof.

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(b)           The board of directors will be entitled to make such rules or regulations for the conduct of meetings of stockholders as it will deem necessary, appropriate or convenient.  Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting will have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman will permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.  Unless and to the extent determined by the board of directors or the chairman of the meeting, meetings of stockholders will not be required to be held in accordance with rules of parliamentary procedure.

2.9           Voting.

(a)           Except as otherwise provided in the articles of incorporation, these bylaws or the Nevada Revised Statutes, each stockholder will be entitled to one vote for each share of capital stock registered in such stockholder’s name on the books of the corporation on the record date fixed for determination of stockholders entitled to vote at such meeting.  Any stockholder entitled to vote on any matter may vote part of such stockholder’s shares in favor of the proposal and refrain from voting part or all of such stockholder’s remaining shares or, except when the matter is the election of directors and plurality voting applies, may vote part or all of them against the proposal.  If the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s vote is with respect to all shares which the stockholder is entitled to vote. Voting at meetings of stockholders, on matters other than the election of directors, need not be by written ballot unless the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting present in person or by proxy at such meeting shall so determine.

(b)           Except as otherwise required by the articles of incorporation, these bylaws or the Nevada Revised Statutes, in all matters other than the election of directors, an action shall be approved by, and shall be the act of, the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.  Except as otherwise required by the articles of incorporation, these bylaws or the Nevada Revised Statutes, directors shall be elected at the annual meeting of stockholders by a plurality of the votes cast by stockholders present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the election of directors.  Except as otherwise required by the articles of incorporation, these bylaws or the Nevada Revised Statutes, where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, an act by the stockholders of each class or series, or classes or series, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting, shall be the act of such class or series, or classes or series, if a majority of the voting power of a quorum of each class or series, or classes or series, votes for the action.

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2.10           Stockholder Action by Written Consent.

Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof having a preference over the common stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of the stockholders of the corporation and may not be effected by any consent in writing by any such stockholders.

2.11           Record Dates.

(a)           For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix a record date which will not precede the date upon which the resolution fixing the record date is adopted by the board of directors and will not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation, these bylaws, any agreement or the Nevada Revised Statutes.  If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors will fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

(b)           For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix a record date, which will not be more than sixty (60) days before any such action, and which record date will not precede the date upon which the resolution fixing the record date is adopted.  In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the articles of incorporation, these bylaws, any agreement or the Nevada Revised Statutes.  If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose will be at the close of business on the day on which the board of directors adopts the applicable resolution

2.12           Proxies.

Except as otherwise provided in these bylaws, very person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a facsimile or other means of electronic transmission, signed by the person and submitted to the secretary of the corporation or the corporation’s proxy solicitor, but no such proxy will be voted or acted upon after six (6) months from its date of creation, unless the proxy provides for a longer period; provided however that in no event shall such period exceed seven (7) years.  A proxy will be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, facsimile signature or otherwise) by the stockholder or the stockholder’s attorney-in-fact or, in the case of an electronically transmitted proxy, the submission has been properly authorized.  A duly executed proxy will be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by submitting another duly executed proxy bearing a later date with the secretary.  A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

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2.13           Stockholder Lists.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14           Inspectors of Elections.

Before any meeting of stockholders, the board of directors will appoint an inspector or inspectors of election to act at the meeting or its adjournment.  The number of inspectors will be either one (1) or three (3).  If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy will, appoint a person to fill that vacancy. Such inspectors will: (i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies; (ii) receive votes and ballots; (iii) hear and determine all challenges and questions in any way arising in connection with the votes and ballots submitted that may be resolved by an inspector of elections during a review and challenge process; and (iv) count and tabulate all votes and ballots.  The inspectors of election will perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.  If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.  Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

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ARTICLE III

DIRECTORS

3.1           Powers.

The business and affairs of the corporation shall be managed and exercised by or under the direction of the board of directors, except as may be otherwise provided in the Nevada Revised Statutes, the articles of incorporation or these bylaws to the extent these bylaws relate to action required to be approved by the stockholders.

3.2           Number, Election, Term and Qualifications.

The board of directors shall consist of no less than one member and no more than nine members, each of whom shall be a natural person; provided, however, that, unless the articles of incorporation, these bylaws or the Nevada Revised Statutes provide otherwise, the board of directors may change the authorized number of directors to a number outside the range specified in this Section 3.2.  Within such range, the number of directors that shall constitute the entire board of directors shall be fixed from time to time by resolution adopted by a majority of the directors of the corporation then in office.   No decrease in the number of authorized directors shall have the effect of removing any director before that director’s term of office expires.   Except as otherwise provided in Section 3.3, directors shall be elected at each annual meeting of the stockholders and shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death or incapacity.  Directors need not be stockholders unless so required by the articles of incorporation or these bylaws.  The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.3           Enlargement and Vacancies.

Except as otherwise provided by the articles of incorporation, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the remaining directors, although less than a quorum, or, if only one director remains, by the sole remaining director.  Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.  In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by the articles of incorporation, these bylaws or the Nevada Revised Statutes, may exercise the powers of the full board until the vacancy is filled.  If, at any time, the corporation shall have no directors in office, then an election of directors may be held in the manner permitted in the articles of incorporation or these bylaws, or as provided in the Nevada Revised Statutes.

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3.4           Resignation and Removal.

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation at its principal place of business addressed to the attention of the chairman  of the board of directors, the chief executive officer, the secretary or the entire board of directors; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  Acceptance of such resignation shall not be necessary to make it effective.  Any director may be removed from the board of directors by the affirmative vote of the holders of two-thirds (2/3) of the voting power of the capital stock issued and outstanding then entitled to vote at an election of directors.  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.5           Committees and Sub-Committees.

(a)           The board of directors may, by resolution, designate one or more committees, each committee to consist of one (1) or more of the directors of the corporation.  In no event shall the board of directors be permitted to appoint a natural person who is not a director to serve on any committee.  The board of directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the lawfully delegated powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that no such committee will have the power or authority to: (i) approve or adopt or recommend to the stockholders any action or matter (other than the election or removal of directors) that requires the approval of the stockholders under applicable law, or (ii) adopt, amend or repeal any Bylaw of the corporation.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.  Each committee shall keep regular minutes of its meetings and make such reports to the board of directors as the board of directors may request or the charter of such committee may then require.  Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the board of directors.

(b)           Unless otherwise provided in the articles of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

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3.6           Place of Meetings.

The board of directors, and any committees thereof, may hold meetings, both regular and special, either within or without the State of Nevada.  Regular meetings of the board of directors may be held at any place within or outside the State of Nevada that has been designated from time to time by resolution of the board of directors.  In the absence of such a designation, regular meetings will be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.  Special meetings of the board of directors may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

3.7           Meetings by Telephone.

Unless otherwise restricted by the articles of incorporation or these bylaws, any member of the board of directors or any committee thereof may participate in a meeting of the board of directors or of any committee, as the case may be, by means of conference telephone or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                3.8           Regular Meetings.

Regular meetings of the board of directors may be held without notice at such time and place as may be determined from time to time by the board of directors; provided, however, that any director who is absent when such a determination is made shall be given prompt notice of such determination.

               3.9           Special Meetings.

Special meetings of the board of directors may be called by the chairman of the board, the chief executive officer, or by the written request of a majority of the directors then in office.  Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director.  A notice or waiver of notice of a meeting of the board of directors need not specify the purpose of the meeting nor the place of the meeting if the meeting is to be held at the corporation’s principle executive officer.

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3.10           Quorum and Voting.

At all meetings of the board of directors, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.3 and to adjourn as provided in Section 3.11 of these bylaws.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.  The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided in the articles of incorporation, these bylaws or the Nevada Revised Statutes.

3.11           Adjournment.

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.  If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12           Notice of Adjournment.

Notwithstanding the provisions of Section 6.5 of these bylaws, notice of the time and place of holding an adjourned meeting of the board of directors need not be given if announced unless the meeting is adjourned for more than twenty-four (24) hours.  If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting will be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment.

3.13           Board Action by Written Consent.

Unless otherwise restricted by the articles of incorporation or these bylaws, and except as otherwise provided in the Nevada Revised Statutes, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if, before or after the action, all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission to that action; provided however, that, if such consent is effected by electronic transmission, such electronic transmission was authorized by the director.  Such action by written consent will have the same force and effect as a unanimous vote of the board of directors.  Such written consent and any counterparts thereof will be filed with the minutes of the proceedings of the board of directors.

3.14           Organization.

Meetings of the board of directors will be presided over by the chairman of the board of directors, if any.  In his or her absence, a majority of the directors present at the meeting, assuming a quorum, will designate a president pro tem of the meeting who will preside at the meeting.  The secretary, or in his or her absence the assistant secretary, will act as secretary of the meeting, but in the absence of such persons the chairman of the meeting may appoint any person to act as secretary of the meeting.

3.15           Fees and Compensation of Directors.

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors.  This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

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ARTICLE IV

OFFICERS

4.1           Designated Officers.

The officers of the corporation shall consist of a chief executive officer, a chief financial officer and a secretary.  The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, one or more vice presidents, one or more assistant vice presidents, a treasurer, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.  Except as otherwise provided in the articles of incorporation, these bylaws or the Nevada Revised Statutes, any number of offices may be held by the same person.

4.2            Appointment.

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.  Each officer of the corporation shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer or in any contract of employment, or until such officer’s earlier death, resignation, removal or incapacity.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article IV for the regular election to such office.

4.3           Subordinate Officers.

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president to appoint, such other officers and agents as the business of the corporation may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

4.4           Removal of Officers.

Any officer may be removed, with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

4.5           Resignation of Officers.

Any officer may resign at any time by giving written or electronic notice to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

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4.6           Vacancies in Offices.

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or in the manner provided in Section 4.3.

4.7           Terms of Office and Compensation.

The term of office of each of such executive officers will be fixed and determined by the board of directors and may be altered by the board of directors from time to time at its pleasure, subject to the rights, if any, of such executive officers under any contract of employment.  The compensation of such executive officers shall be determined by the board of directors.

4.8           Authority and Duties of Officers.

All officers of the corporation shall have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

4.9           Chairperson of the Board.

The chairperson of the board shall have the powers and duties customarily and typically associated with the office of the chairperson of the board.  The chairperson of the board shall, if present, preside at meetings of the stockholders and meetings of the board of directors.  The chairman of the board of directors will exercise and perform such other duties as may from time to time be agreed to by the board of directors.  The chairman of the board of directors will report to the board of directors.

4.10           Vice Chairperson of the Board.

The vice chairperson of the board shall have the powers and duties customarily and typically associated with the office of the vice chairperson of the board.  In the case of absence or disability of the chairperson of the board, the vice chairperson of the board shall perform the duties and exercise the powers of the chairperson of the board.

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4.11           Chief Executive Officer.

The chief executive officer shall have, subject to the supervision, direction and control of the board of directors, ultimate authority for decisions relating to the supervision, direction and management of the business and affairs of the corporation that are customarily and typically associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the corporation.  If at any time the office of the chairperson and vice chairperson of the board shall not be filled, or in the event of the temporary absence or disability of the chairperson of the board and the vice chairperson of the board, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the board unless otherwise determined by the board of directors.  In case of the disability or death of the chief executive officer, the board of directors will meet promptly to confer the powers of the chief executive officer on another elected officer.  Until the board of directors takes such action, the chief financial officer will exercise all the powers and perform all the duties of the chief executive officer.

4.12           President.

Subject to the supervision, direction and control of the board of directors and the chief executive officer, the president shall act in a general executive capacity and shall assist the chief executive officer with the supervision, direction and management of the affairs and business of the corporation in the manner customarily and typically associated with the position of president.  The president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors or the chief executive officer. In the event of the absence or disability of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the board of directors.

4.13           Vice Presidents and Assistant Vice Presidents.

Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.  Elected vice presidents shall have such other powers and perform such other duties as may be granted or prescribed by the board of directors.  Vice presidents appoints pursuant to Section 4.2 shall have such powers and duties as may be fixed in accordance with Section 4.2, except that such appointed vice presidents may not exercise the powers and duties of the chief executive officer or president.

4.14           Secretary.

The secretary shall attend meetings of the board of directors and meetings of the stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The secretary shall have all such further powers and duties as are customarily and typically associated with the position of secretary or as may from time to time be assigned to him or her by the board of directors or the chief executive officer.

4.15           Assistant Secretaries.

Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer, the president or the secretary.  In the event of the absence, inability or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors) shall perform the duties and exercise the powers of the secretary.

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4.16           Chief Financial Officer.

The chief financial officer shall be the treasurer of the corporation.  The chief financial officer shall have custody of the corporation’s funds and securities, shall be responsible for maintaining the corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.  The chief financial officer shall also maintain adequate records of all assets, liabilities and transactions of the corporation and shall assure that adequate audits thereof are currently and regularly made.  The chief financial officer shall have all such further powers and duties as are customarily and typically associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors or the chief executive officer.

4.17           Assistant Treasurers.

Each assistant treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer or the chief financial officer.  In the event of the absence, inability or refusal to act of the chief financial officer, the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors) shall perform the duties and exercise the powers of the chief financial officer.

4.18           Chief Operating Officer.

The chief operating officer shall, subject to the control of the board of directors, the chief executive officer and the president, have general charge and control of all of the operations of the corporation and shall assist the chief executive officer and president with the administration and operation of the corporation’s business, policies and affairs.  The chief operating officer shall have all such further powers and duties as are customarily and typically associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors or the chief executive officer.

4.19           General Counsel.

The general counsel shall be the chief legal officer of the corporation and shall have general control of all matters of legal import concerning the corporation.  The general counsel shall have all such further powers and duties as are customarily and typically associated with the position of general counsel, or as may from time to time be assigned to him or her by the board of directors or the chief executive officer.

4.20           Delegation of Authority.

The board of directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

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ARTICLE V

STOCK

5.1           Stock Certificates, Partly-Paid Shares.

(a)           The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate representing the number of shares registered in certificate form signed by or in the name of the corporation by: (i) the chairperson of the board of directors or vice-chairperson of the board of directors, (ii) the chief executive officer, president or a vice-president, (iii) the chief executive officer or an assistant treasurer, or (iv) the secretary or an assistant secretary of the corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The corporation shall not have power to issue a certificate in bearer form.

(b)           The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

5.2           Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, rights and privileges of each class of stock or series thereof, and the qualifications, limitations or restrictions of such class of stock or series thereof, shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in the Nevada Revised Statutes, in lieu of the foregoing requirements, there may be set forth, on the face or back of the certificate representing such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences, rights and privileges of each class of stock or series thereof and the qualifications, limitations or restrictions of such class of stock or series thereof.  Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing (i) the information required to be set forth or stated on certificates pursuant to this Section 5.2 and the Nevada Revised Statutes, and (ii) a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, rights and privileges of each class of stock or series thereof and the qualifications, limitations or restrictions of such class of stock or series thereof.  Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

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5.3           Lost, Stolen or Destroyed Certificates.

The corporation, directly or through its transfer or exchange agent, shall not issue a new stock certificate to replace a previously issued stock certificate unless the latter is surrendered to the corporation, directly or through its transfer or exchange agent, and cancelled at the same time.  The corporation, directly or through its transfer or exchange agent, may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation, directly or through its transfer or exchange agent, may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.  The board of directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as appropriate.

5.4           Dividends.

The board of directors, subject to any restrictions contained in the articles of incorporation or the Nevada Revised Statutes, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property or in shares of the corporation’s capital stock, subject to the provisions of the articles of incorporation.  The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

5.5           Transfers of Stock.

Transfers of record of shares of stock of the corporation shall be made upon the corporation’s books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the articles of incorporation, these bylaws, any contract or applicable law.

5.6           Stock Transfer Agreements.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

5.7           Registered Stockholders.

The corporation: (i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, (ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and (iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

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ARTICLE VI

MANNER OF GIVING NOTICE AND WAIVER

6.1           Notice to Directors and Stockholders.

Whenever, under the articles of incorporation, these bylaws or the Nevada Revised Statutes, written notice is required to be given to any director or stockholder, written notice, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the director or stockholder at such director’s or stockholder’s address as it appears on the corporation’s records.  An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

6.2           Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to directors and stockholders pursuant to the articles of incorporation, these bylaws or the Nevada Revised Statutes, any notice to stockholders given by the corporation under any provision of the articles of incorporation, these bylaws or the Nevada Revised Statutes shall be effective if given by a form of electronic transmission consented to by the director or stockholder to whom the notice is given.  Any such consent shall be revocable by the director or stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

(i)           the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)           such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)           if by facsimile telecommunication, when directed to a number at which the director or stockholder has consented to receive notice;

(ii)          if by electronic mail, when directed to an electronic mail address at which the director or stockholder has consented to receive notice;

(iii)         if by a posting on an electronic network together with separate notice to the director or stockholder of such specific posting, upon the later of: (a) such posting, and (b) the giving of such separate notice; and

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(iv)           if by any other form of electronic transmission, when directed to the director or stockholder.

An affidavit of the secretary or an assistant secretary of the corporation, or of the transfer agent or other agent of the corporation, that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

6.3           Notice to Stockholders Sharing and Address.

Except as otherwise prohibited by the Nevada Revised Statutes, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the articles of incorporation, these bylaws or the Nevada Revised Statutes shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at the address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any stockholder who fails to object in writing to the corporation, within sixty (60) days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

6.4           Notice to Person With Whom Communication is Unlawful.

Whenever notice is required to be given, under the articles of incorporation, these bylaws or the Nevada Revised Statutes, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under the Nevada Revised Statutes, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

6.5           Waiver of Notice.

Whenever notice is required to be given to stockholders, directors or other persons under the articles of incorporation, these bylaws or the Nevada Revised Statutes, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

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ARTICLE VII

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

7.1           Indemnification of Officers and Directors in Third-Party Proceedings.

Subject to the other provisions of this Article VII, the corporation shall indemnify, to the fullest extent permitted by the Nevada Revised Statutes, any person who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each a “Proceeding”), by reason of the fact that such person is or was an officer or director of the corporation or any predecessor to the corporation, or who is or was serving at the request of the corporation or any predecessor to the corporation as an officer or director of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such Proceeding if such person: (i) is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, or (ii) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person: (i) is liable pursuant to Section 78.138 of the Nevada Revised Statutes, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

7.2	Indemnification of Officers and Directors in Actions by or in the Right of the Corporation.

Subject to the other provisions of this Article VII, the corporation shall indemnify, to the fullest extent permitted by the Nevada Revised Statutes, any person who was or is a party to, or is threatened to be made a party to, any Proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an officer or director of the corporation or any predecessor to the corporation, or who is or was serving at the request of the corporation or any predecessor to the corporation as an officer or director of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such Proceeding if such person: (i) is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, and (ii) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

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7.3           Successful Defense.

To the extent that a present or former officer or director of the corporation has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 7.1 or 7.2, or in defense of any claim, issue or matter therein, the corporation shall indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith.

7.4           Indemnification of Employees and Agents.

Subject to the other provisions of this Article VII, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the Nevada Revised Statutes or other applicable law.  The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the board determines.

7.5           Advanced Payment of Expenses.

To the fullest extent permitted by the Nevada Revised Statutes, the corporation shall pay all expenses, including legal fees, of officers and directors incurred in defending any Proceeding as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the corporation.  In the event such expenses are incurred by a person who is no longer serving as an officer or director of the corporation, the may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 7.6(ii) or 7.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

7.6           Limitations on Indemnification.

Subject to the requirements of Section 7.3 and the Nevada Revised Statutes, the corporation shall not be obligated to indemnify any person pursuant to this Article VII in connection with any Proceeding (or any part of any Proceeding):

(i)           for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)           for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)           for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

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(iv)           initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless: (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) the provision of indemnification is otherwise required to be made under Section 7.7, or (d) the provision of indemnification is otherwise required by applicable law; or

(v)           if prohibited by applicable law.

7.7           Determination; Claim

If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within thirty (30) days after receipt by the corporation of the written request therefor, except in the case of a claim for the advancement of expenses, in which case the applicable period shall be twenty (20) days, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses.  The corporation shall indemnify such person to the fullest extent permitted by law against any and all expenses that are incurred by such person in connection with prosecuting or defending any action for indemnification or advancement of expenses from the corporation under this Article VII to the extent such person is successful in such action and to the extent not prohibited by law.  In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

7.8           Limitation on Liability.

To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the corporation shall not be personally liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the corporation unless it is proven that: (i) the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

7.9           Non-Exclusivity of Rights.

The rights to indemnification, advancement of expenses, limitations on liability, and other rights provided by, or granted pursuant to, this Article VII: (i) shall not be deemed exclusive of any other rights to which a person seeking indemnification, advancement of expenses or limitations on liability may be entitled under the articles of incorporation or these bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise, for either an action in such person’s official capacity or an action in another capacity while holding such office, except that indemnification, unless ordered by a court pursuant to Section 78.7502 of the Nevada Revised Statutes, or the advancement of expenses made pursuant to Section 7.5, may not be made to or on behalf of any officer or director if a final adjudication establishes that the officer’s or director’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action, and (ii) shall continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of such person’s heirs, executors and administrators.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification, advancement of expenses and limitations on liability, to the fullest extent permitted by the Nevada Revised Statutes.

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7.10           Insurance.

The corporation may, to the fullest extent permitted by the Nevada Revised Statutes, purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for any expense, liability or loss asserted against the person and any expense, liability or loss incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the authority to indemnify such person against such expense, liability or loss under the provisions of the Nevada Revised Statutes.

7.11           Reliance.

Persons who were serving as officers or directors of the corporation on the date of adoption of this Article VII, or who become officer or directors of the corporation after the date of adoption of this Article VII, shall be conclusively presumed to have relied upon the rights to indemnity, advancement of expenses, limitations on liability and other rights conferred in this Article VII in deciding to enter into or continue such service.  The rights to indemnification, advancement of expenses, limitations on liability and other rights conferred in this Article VII shall apply to claims made against any such officers and directors arising out of acts or omissions that occurred prior to the adoption of this Article VII as well as acts or omissions that occur subsequent to the adoption of this Article VII.

7.12           Survival of Rights.

The rights to indemnification, advancement of expenses, limitations on liability and other rights conferred by this Article VII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators.

7.13           Amendment or Repeal.

In the event the Nevada Revised Statutes are hereafter amended to permit the corporation to provide broader rights to indemnification, advancement of expenses or limitations on liability to officers or directors than those provided herein, then the rights to indemnification, advancement of expenses and limitations on liability, in addition to the rights to indemnification, advancement of expenses and limitations on liability provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended.  Neither any amendment nor repeal of this Article VII, nor the adoption of any provision in the corporation’s articles of incorporation that is inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

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7.14           Severability.

If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent permitted by law, the provisions of this Article VII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

7.15           Certain Definitions.

For purposes of this Article VII: (i) references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued, (ii) references to “other enterprises” shall include employee benefit plans, (iii) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (iv) references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and (v) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation.”

ARTICLE VIII

GENERAL MATTERS

8.1           Execution of Corporate Contracts and Instruments.

Except as otherwise provided in the articles of incorporation, these bylaws or the Nevada Revised Statutes, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation.  Such authority may be general or confined to specific instances.  Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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8.2           Execution of Checks, Drafts and Evidences of Indebtedness.

From time to time, the board of directors or its delegate will determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized will sign or endorse those instruments.

8.3           Representation of Shares of Other Corporations.

The chairperson of the board of directors, the chief executive officer, the president or any vice president, the chief financial officer, any assistant treasurer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

8.4           Fiscal Year.

The fiscal year of the corporation shall be fixed by resolutions of the board of directors and may be changed by resolutions of the board of directors.

8.5           Seal.

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors.  The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.6           Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada Revised Statutes shall govern the construction of these bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

8.7           Severability.

Any article, section, subsection, subdivision, sentence, clause or phrase of these bylaws which, upon being construed in the manner provided in this Section 8.7 hereof, is contrary to or inconsistent with any applicable provisions of law will not apply so long as such provisions of law remain in effect, but such result will not affect the validity or applicability of any other portions of these bylaws, it being hereby declared that these bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

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ARTICLE IX

AMENDMENTS

The board of directors shall have the power to adopt, alter, amend or repeal these bylaws, including any bylaw adopted by the stockholders of the corporation.

* * * * *

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ROZETTA-CELL LIFE SCIENCES, INC.

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified and acting Secretary of Rozetta-Cell Life Sciences, Inc., a Nevada corporation, and that the foregoing bylaws, comprising 29 pages, were adopted by the corporation’s board of directors on January 25, 2011.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of January, 2011.

/s/ Helen R. Park
Helen R. Park
Secretary

ANNEX F

POWER3 MEDICAL PRODUCTS, INC.
2011 STOCK INCENTIVE PLAN

1.             Purpose.

The purpose of the 2011 Stock Incentive Plan (the “Plan”) of Power3 Medical Products, Inc., a New York corporation (the “Company”), is to promote and closely align the interests of officers, directors and employees of, and consultants to, the Company and its shareholders by providing such individuals with stock-based compensation and other performance-based compensation.  The Plan is intended to strengthen the Company’s ability to reward officer, director, employee and consultant performance that enhances long-term shareholder value, increase officer, director, employee and consultant stock ownership through performance-based compensation plans, and strengthen the Company’s ability to attract and retain outstanding officers, directors, employees and consultants.

Except where the context otherwise requires or as specifically provided herein, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), and any other business venture or affiliate in which the Company has a controlling interest.

2.             Administration.

(a)           Administration by Board.  The Plan will be administered by the board of directors of the Company (the “Board”).  The Board will have full and final authority to operate, manage and administer the Plan on behalf of the Company.  To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), all actions relating to Awards (as defined below) to persons subject to Section 16 of the Exchange Act may be taken by the Board or a Committee (as defined below) composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.  To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code (“Section 162(m)”), such Awards may be granted by the Board or a Committee composed of two or more members, each of whom is an “outside director” within the meaning of Section 162(m).

(b)           Authority of Board.  Except as provided in the Plan, the Board shall be authorized and empowered to take all actions necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1)           to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards and to define terms not otherwise defined herein;

(2)           to determine which persons are Participants (as defined below), to which of such Participants, if any, Awards shall be granted hereunder, and the timing of any such Awards;

(3)           to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock subject to Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire;

(4)           to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5)           to prescribe and amend the terms and conditions of the agreements or other documents evidencing Awards made under this Plan, which terms and conditions may differ among individual Awards and Participants;

(6)           to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(7)           to make all other determinations deemed necessary or advisable for the administration of the Plan.

All decisions and interpretations by the Board shall be made in the Board’s sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award.  No member or former member of the Board acting pursuant to the authority delegated by the Board shall be liable for any action or determination made in good faith with respect to the Plan.

(c)           Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  Action of a Committee may be taken by the vote of a majority of its members or by the written consent of a majority of its members.  All decisions by a Committee shall be made in the Committee’s sole discretion and shall be final, binding and conclusive on all persons having or claiming any interest in the Plan or in any Award.  A Committee may allocate among its members and delegate to any director of the Company who is not a member of the Committee any of its administrative responsibilities.  All references in the Plan to the “Board” shall mean the Board or one or more Committees to the extent the Board has delegated any of its powers or authority under the Plan to such Committee.

3.             Individuals Eligible for Awards.

Awards under the Plan may be made to the following individuals: (i) employees, officers or directors of the Company, and (ii) consultants or advisors to the Company.  Each individual who is eligible to participate in the Plan or has been granted an Award under the Plan shall be deemed a “Participant.”

4.             Awards Available Under the Plan.

Awards may be made under the Plan in the form of: (i) options, (ii) warrants, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) unrestricted stock, and (vii) other equity-based or equity-related awards that the Board determines to be consistent with the purpose of the Plan and the interests of the Company (each award together with the written agreement containing the terms and conditions of the award, an “Award”).

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5.             Stock Available for Awards.

(a)           Number of Shares.  Awards may be made under the Plan for up to 50,000,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”).  If: (i) any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), (ii) any Award results in any Common Stock not being issued (including, without limitation, when an Award is settled for cash), (iii) shares of Common Stock are surrendered or withheld from any Award to satisfy a Participant’s income tax or other withholding obligation, or (iv) shares of Common Stock owned by a Participant are tendered to pay the exercise price of any Award granted under the Plan, then in each such case the shares of Common Stock covered by such expired, terminated, canceled or forfeited Award or that are equal to the number of shares surrendered, withheld or tendered shall again become available for issuance pursuant to Awards granted or to be granted under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)           Limitations on Awards.  Except as provided under the Plan and under the terms of any Award: (i) there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan, and (ii) there shall be no limit on the amount of cash, securities (other than shares of Common Stock as provided herein) or other property that may be delivered pursuant to any Award. The limitations on Awards described in this Section 5(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”) to the extent any Awards are intended to qualify as “performance-based compensation” under Section 162(m).

(c)           Substitute Awards.  The Board may grant Awards in tandem with or in substitution for any other Award granted under this Plan or any award granted under any other plan of the Company.  The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation.  The Board may direct that the substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

6.             Options.

(a)           General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.  An Option that is not intended to be an Incentive Stock Option (as defined below) or that is intended to be an Incentive Stock Option but fails to so qualify, whether at the time of grant or thereafter, shall be designated a “Nonstatutory Stock Option”.

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(b)           Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate fair market value as determined by, or in a manner approved by, the Board in good faith (“Fair Market Value”), determined as of the time of grant, of the shares of Common Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.  The Company shall have no liability to a Participant, or any other party, if an Option, or any part thereof, that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c)           Exercise Price.  The Board shall establish the exercise price of an Option at the time each Option is granted and specify it in the applicable Award; provided, however, that if the Option granted is an Incentive Stock Option, the exercise price shall be not less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Incentive Stock Option is granted.  If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than ten percent (10%) of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the exercise price shall be no less than 110% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.

(d)           Duration.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award; provided, however, that no Option will be granted for a term in excess of 10 years.  If an employee owns or is deemed to own, by reason of the attribution rules applicable under Section 424(d) of the Code, more than ten percent (10%) of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

(e)           Exercisability; Rights of Stockholder.  Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that an Option shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of an Option and not as to shares of Common Stock underlying unexercised Options.

(f)           Restrictions.  The Board shall determine, with respect to each Option to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Options for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

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(g)           Method of Exercise.  Options may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Option is exercised.

(h)           Methods of Payment.  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as specified in the applicable Award; provided, however, that if no such method of payment is specified in the Award, the Common Stock purchased upon the exercise of the Option may be paid for as follows:

(1)           in cash or by check, payable to the order of the Company;

(2)           if the shares of Common Stock underlying the Option are registered under the Securities Act of 1933, as amended (the “Securities Act”), except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

(3)           if the shares of Common Stock underlying the Option are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided: (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and (iii), “Mature Shares”);

(4)           by reducing the number of shares of Common Stock otherwise issuable under the Option to the Participant upon the exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

(5)           to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)           by any combination of the above permitted forms of payment.

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The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Option or imposed by applicable law.

7.             Warrants.

(a)           General.  The Board may grant warrants to purchase Common Stock (each, a “Warrant”) and determine the number of shares of Common Stock to be covered by each Warrant, the exercise price of each Warrant, and the conditions and limitations applicable to the exercise of each Warrant, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)           Exercise Price.  The Board shall establish the exercise price of a Warrant at the time each Warrant is granted and specify it in the applicable Award.

(c)           Exercisability; Rights of Stockholder.  Warrants shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a Warrant shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a Warrant and not as to shares of Common Stock underlying unexercised Warrants.

(d)           Restrictions.  The Board shall determine, with respect to each Warrant to be granted, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of Warrants for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(e)           Method of Exercise.  Warrants may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board, together with payment in full of the aggregate exercise price for the number of shares for which the Warrant is exercised.

(f)           Methods of Payment.  Common Stock purchased upon the exercise of a Warrant granted under the Plan shall be paid for as specified in the applicable Award; provided, however, that if no such method of payment is specified in the Award, the Common Stock purchased upon the exercise of the Warrant may be paid for as follows:

(1)           in cash or by check, payable to the order of the Company;

(2)           if the shares of Common Stock underlying the Warrant are registered under the Securities Act, except as the Board may, in its sole discretion, otherwise provide in an Award, by: (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

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(3)           if the shares of Common Stock underlying the Warrant are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Participant valued at their Fair Market Value, provided: (i) such method of payment is then permitted under applicable law, (ii) such shares of Common Stock were owned by the Participant at least six months prior to such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions (any such shares satisfying all of the requirements set forth in subsections (i), (ii) and (iii), “Mature Shares”);

(4)           by reducing the number of shares of Common Stock otherwise issuable under the Warrant to the Participant upon the exercise of the Warrant by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

(5)           to the extent permitted by applicable law and by the Board, in its sole discretion, by: (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)           by any combination of the above permitted forms of payment.

The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of a Warrant will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Warrant) by the Company of the full purchase price for the shares and the fulfillment of any other requirements contained in the Warrant or imposed by applicable law.

8.             Stock Appreciation Rights.

(a)           General.  The Board may grant Awards entitling the holder on exercise thereof to acquire: (i) a number of shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of Common Stock and cash, as determined by the Board in its sole discretion, determined in whole or in part by reference to the appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock (each, a “SAR”), with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

(b)           Exercise Price.  The Board shall establish the exercise price at the time each SAR is granted and specify it in the applicable Award.

(c)           Calculation of Appreciation.  Upon exercise, the Participant shall receive a number of shares of Common Stock, an amount of cash, or a combination of Common Stock and cash, having an aggregate Fair Market Value equal to the product of: (i) the sum of: (x) the Fair Market Value of a share of Common Stock on the date of the Participant’s request, less (y) the exercise price per share of Common Stock specified in such SAR, multiplied by (ii) the number of shares of Common Stock for which such SAR shall be exercised.

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(d)           Exercisability; Rights of Stockholder.  SARs shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a SAR shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  A Participant shall have the rights of a stockholder only as to shares of Common Stock acquired upon the exercise of a SAR and not as to shares of Common Stock underlying unexercised SARs.

(e)           Restrictions.  The Board shall determine, with respect to each SAR to be granted, the nature and extent of the restrictions, if any, to be imposed on any shares of Common Stock that may be purchased thereunder.  Without limiting the generality of the foregoing, the Board may impose conditions restricting absolutely or conditionally the transferability of shares of Common Stock acquired through the exercise of SARs for such periods, and subject to such conditions, including continued employment of the Participant by the Company, as the Board may determine.

(f)           Method of Exercise.  SARs may be exercised in whole or in part by delivering written notice of exercise to the Company specifying the number of shares to be purchased and signed by the proper person, or by any other form of notice, including electronic notice, approved by the Board.

9.             Restricted Stock.

(a)           General.  The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock (“Restricted Stock”) with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant.

(b)           Acceptance of Award.  A Participant who is granted Restricted Stock shall have no rights with respect to such Award unless the Participant shall have accepted the Award within 90 days (or such longer or shorter period of time as the Board may specify in the Award) following the date of the Award by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument in such form as the Board shall determine that sets forth the terms and conditions applicable to the Restricted Stock.

(c)           Vesting of Restricted Stock.  Shares of Restricted Stock shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that the shares of Restricted Stock shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”

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(d)           Rights as a Stockholder.  Upon complying with the provisions of this Section 9, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in the Plan and subject to such other conditions contained in the Award.  Unless the Board shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 9(c) above.

(e)           Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

10.           Restricted Units.

(a)           General.  The Board may grant Awards entitling recipients to acquire in the future: (i) shares of Common Stock, (ii) an equivalent amount of cash, or (iii) a combination of shares of Common Stock and cash, as determined by the Board in its sole discretion, with such rights and subject to such restrictions and conditions as the Board may determine at the time of grant, (each, a “Restricted Unit”; together with Restricted Stock, a “Restricted Award”).

(b)           Vesting of Restricted Units.  Restricted Units shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board.  In the alternative, the Board may specify that a Restricted Unit shall become vested and exercisable upon the achievement of such performance goals, objectives and other conditions as it may establish at the time of grant.

(c)           No Rights as Stockholder.  A Participant holding Restricted Units shall not have the rights of a stockholder with respect to the shares of Common Stock, if any, issuable under such Restricted Units, unless and until such shares are issued to the Participant pursuant to the provisions of the Restricted Units and this Plan.

11.           Unrestricted Stock.

The Board may grant Awards entitling recipients to acquire, for such purchase price, if any, as may be determined by the Board, shares of Common Stock free of any vesting restrictions or conditions under the Plan (“Unrestricted Stock”).  Shares of Unrestricted Stock may be granted or sold in respect of past services or other valid consideration.

12.           Other Stock-Based Awards.

The Board may grant other types of equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Board may determine.  Such Awards may entail the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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13.           Adjustments for Changes in Common Stock and Certain Other Events.

Awards shall be adjusted by the Company to address changes in capitalization, liquidation or dissolution events, reorganization and change in control events, and other similar events in the manner specified in the applicable Award; provided, however, that if no such methods of adjustment are provided in the Award, the Award shall be adjusted as follows:

(a)           Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of shares of Common Stock other than an ordinary cash dividend: (i) the number and class of securities available under this Plan, (ii) the limitations on Awards set forth in Section 5(b), (iii) the number and class of securities and exercise price per share subject to each Option, Warrant and SAR then outstanding, (iv) the repurchase price per share of Common Stock subject to each Restricted Award then outstanding, and (v) the terms of each other stock-based Award then outstanding, shall be adjusted appropriately by the Company, or substituted Awards may be made, if applicable, to the extent the Board shall determine, in good faith, that such an adjustment or substitution is necessary or appropriate.  Any adjustment under this Section 13(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.  If this Section 13(a) applies and Section 13(c) also applies to any event, Section 13(c) shall be applicable to such event, and this Section 13(a) shall not be applicable.

(b)           Liquidation or Dissolution.  In the event the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, the Board shall provide that: (i) except to the extent specifically provided to the contrary in any Award, all then unexercised Options, Warrants and SARs outstanding will: (A) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation, dissolution, sale or disposition, and (B) terminate effective upon such liquidation, dissolution, sale or disposition, except to the extent exercised before such effective date, and (ii) except to the extent specifically provided in any Restricted Award, all restrictions and conditions on all Restricted Awards then outstanding shall automatically be deemed terminated or satisfied.

(c)           Reorganization and Change in Control Events.

(1)           Definitions.

(a)           A “Reorganization Event” shall mean:

(i)           any merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of Common Stock are converted into or exchanged for the right to receive cash, securities or other property; or

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(ii)           any exchange of all of the outstanding shares of Common Stock for cash, securities or other property pursuant to a share exchange transaction.

(b)           A “Change in Control Event” shall mean:

(i)           the acquisition by an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined in Section 13(c)(1)(b)(iii) below) that complies with clauses (x) and (y)  of subsection (iii) of this definition;

(ii)           an event that results in the Continuing Directors (as defined below) not constituting a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company).  “Continuing Director” means, at any date, a member of the  Board: (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

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(iii)             the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination, which shall include, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Common Stock and Outstanding Voting Securities, respectively, immediately prior to such Business Combination, and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan or related trust maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(2)           Effect on Options, Warrants and SARs.

(a)           Reorganization Event.  Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options, Warrants and SARs shall be assumed, or equivalent options, warrants and stock appreciation rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided, however, that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option, Warrant or SAR or any other agreement between a Participant and the Company, such assumed or substituted options, warrants and stock appreciation rights shall be immediately exercisable in full upon the occurrence of such Reorganization Event.  For purposes hereof, an Option, Warrant or SAR shall be considered to be assumed if, following consummation of the Reorganization Event, the Option, Warrant or SAR confers the right to purchase, for each share of Common Stock subject to the Option, Warrant or SAR immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation (or an affiliate thereof), provide for the consideration to be received upon the exercise of Options, Warrants and SARs to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

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Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, Warrants and SARs, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options, Warrants and SARs will become exercisable in full as of a specified time at least 10 business days prior to the effective date of the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options, Warrants and SARs shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which: (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options, Warrants and SARs (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options, Warrants and SARs.  To the extent all or any portion of an Option, Warrant or SAR becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option, Warrant or SAR the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the exercise price of the Option, Warrant or SAR.  Such repurchase right: (X) shall lapse at the same rate as the Option, Warrant or SAR would have become exercisable under its terms, and (Y) shall not apply to any shares subject to the Option, Warrant or SAR that was exercisable under its terms without regard to the first sentence of this paragraph.

(b)           Change in Control Event that is not a Reorganization Event.  Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in any Option, Warrant or SAR Award, all Options, Warrants and SARs then outstanding shall automatically become immediately exercisable in full.

(3)           Effect on Restricted Awards and Awards of Unrestricted Stock.

(a)           Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Award.

(b)           Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), all restrictions and conditions on all Restricted Awards then outstanding shall automatically be deemed terminated or satisfied.

(d)           Notice of Adjustment.  When any adjustment is required to be made under this Section 13, the Company shall promptly notify the Participant of such event and of the number of shares of Common Stock or other securities or property thereafter owned or that may be acquired under an Award.

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(e)           No Impairment.  The Company and the Participant will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Participant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 13 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Participant against impairment.

14.           Termination of Awards.

Awards shall terminate in the manner specified in the applicable Award; provided, however, that if no such methods of termination are specified in the Award, the Award shall terminate as follows:

(a)           Termination by Death.  If any Participant’s employment by, or other relationship with, the Company terminates by reason of death: (i) any Options, Warrants or SARs then owned by such Participant may thereafter be exercised, to the extent exercisable at the date of death by the legal representative or legatee of the Participant, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of death or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the legal representative or legatee of the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of death, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of death or the date of expiration of the stated term of the Restricted Award.

(b)           Termination by Reason of Disability or Retirement.

(1)           If a Participant’s employment by, or other relationship with, the Company terminates by reason of disability as set forth in Section 22(e)(3) of the Code (“Disability”): (i) any Options, Warrants or SARs then owned by such Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the legal representative or guardian of the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

(2)           If a Participant retires in good standing from active employment or service with the Company in accordance with the retirement policies of the Company then in effect (“Retirement”), (i) any Options, Warrants and SARs then held by the Participant may thereafter be exercised, to the extent they were exercisable at the time of such termination, until the earlier of  the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Options, Warrants or SARs, and (ii) the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such Retirement, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such Retirement or the date of expiration of the stated term of the Restricted Award.

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(3)           The Board shall have sole authority and discretion to determine whether a Participant’s employment or services has been terminated by reason of Disability or Retirement.

(c)           Termination for Cause.  If a Participant’s employment by, or other relationship with, the Company terminates for “Cause,” any Options, Warrants, SARs and Restricted Awards held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that any such Options, Warrants, SARs and Restricted Awards may be exercised until the earlier of the date that is 90 days after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants, SARs or Restricted Awards.

“Cause” shall have the meaning ascribed to such term in any employment, consulting, advisory or other agreement between the applicable Participant and the Company; provided, however, that if no such agreement exists or, if such agreement exists but no such term is provided or defined therein, “Cause” shall mean a determination by the Company (including the Board) that the Participant’s employment or other relationship with the Company should be terminated as a result of: (i) a material breach by the Participant of any agreement to which the Participant and the Company are parties, (ii) any act or omission to act, other than death, Disability or Retirement, by the Participant that may have a material and adverse effect on the business of the Company or on the Participant’s ability to perform services for the Company, including, without limitation, the proven or admitted commission of a felony, or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company.

(d)           Other Termination.  Unless otherwise determined by the Board, if a Participant’s employment by, or other relationship with, the Company terminates for any reason other than death, Disability, Retirement or for Cause: (i) any Options, Warrants and SARs held by such Participant may thereafter be exercised, to the extent they are exercisable on the date of termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Options, Warrants and SARs, and (ii) the Participant shall have the right to acquire any shares of Common Stock underlying any Restricted Awards then owned by the Participant, to the extent the restrictions and conditions on such Restricted Awards have been terminated or satisfied at the date of such termination of employment, until the earlier of the date that is 90 days (or such longer period as the Board shall specify at any time) after the date of such termination of employment or the date of expiration of the stated term of the Restricted Award.

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(e)           Transfer and Leave of Absence.  For purposes of this Plan, the following events shall not be deemed a termination of employment: (i) a transfer of employment between any of the Company, a parent, a subsidiary or any other affiliate of the Company, and (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Board, if the employee’s right to re-employment is guaranteed by a statute, by contract or under the policy pursuant to which the leave of absence was granted, or if the Board otherwise so provides in writing.

15.           Withholding.

(a)           Payment by Participant.  Each Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income.  The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant whether or not pursuant to the Plan.

(b)           Payment in Shares.  A Participant may elect, with the consent of the Board, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an Award a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.  The Company may require that any fractional share amount be settled in cash.  For the purposes of this Section 15(b), Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

(c)           Notice of Disqualifying Disposition.  If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within 10 days thereof.

16.           Status of Participant.  With respect to the portion of any Award that has not been exercised and any payments in cash, shares of Common Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Board shall otherwise expressly determine in connection with an Award.  The Board may, in its sole discretion, authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the preceding sentence.

17.           General Provisions Applicable to Awards.

(a)           Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award or as otherwise provided in the Plan, no Award or any right or obligation thereunder may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, whether voluntarily or involuntarily, by the person to whom they are granted, except by will or the laws of descent and distribution.  Awards shall be exercisable only by the Participant or the Participant’s legal representative.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.  Notwithstanding the immediately proceeding three sentences, the Board may permit a Participant to transfer any Award to any person or entity that the Board so determines under such terms and conditions that it deems appropriate in its sole discretion.  Any assignment in violation of the provisions of this Section 17(a) shall be void.  All of the terms and conditions of this Plan and any Awards shall be binding upon any such permitted successors and assigns of the Participant.

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(b)           Agreements Evidencing Awards.  Each Award granted under the Plan shall be evidenced by a written document that shall contain such provisions and conditions as the Board deems appropriate.  By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award.

(c)           Non-Uniform Determinations.  Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly, regardless of whether such persons are similarly situated.  Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations when issuing Awards, and to grant non-uniform and selective Awards as to: (i) the persons to receive Awards, (ii) the terms and provisions of Awards, and (iii) whether a Participant’s employment has been terminated for purposes of the Plan.

(d)           Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(e)           Delivery of Shares.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until: (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(f)           Stock Certificates.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company or the Company’s designee.  At the expiration of the applicable restriction periods, the Company or such designee shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the Participant’s legal representative or legatee.  Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

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18.           Miscellaneous

(a)           No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award.  The adoption of the Plan and grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award.

(b)           Nature of Payments.  Any and all grants of Awards and deliveries of shares of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the Participant.  Awards under the Plan may, in the discretion of the Board, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant.  All such grants and deliveries shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Participant, unless the Company specifically provides otherwise.

(c)           No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until delivery of the shares to the Participant or the Participant’s legal representative or legatee.  Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of, and the number of shares subject to, an Option, Warrant or SAR are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), a Participant who exercises such Option, Warrant or SAR between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option, Warrant or SAR exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(d)           Effective Date of Plan.  The Plan shall become effective on the date on which it is adopted by the Board; provided, however, that: (i) no Award granted to a Participant shall become effective until any shareholder approval of the Company to issue the underlying securities necessary under applicable legal, regulatory or listing requirements is obtained, and (ii) no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m).

(e)           Entire Agreement.  This Plan and any Award contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.  No party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in the Plan and any Award.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(f)           Amendment of Plan or Award.  The Board may not amend or terminate a previously issued and outstanding award without the written consent of the recipient thereof.  Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation.  To the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(g)           Severability.  If any provision of the Plan or any Award or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of the Plan or any Award shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

(h)           Successors and Assigns.  The terms and conditions of the Plan and any Award shall be binding upon and inure to the benefit of the Company and its successors and assigns.

(i)           Termination of Plan.  The Plan shall terminate upon the tenth anniversary of its effective date.   The Board may terminate the Plan at any time prior to such date.  No Award may be granted under the Plan after the Plan has been terminated.  No Award granted while this Plan is in effect shall be altered or impaired by termination of the Plan, except upon the written consent of the holder of such Award.  The power of the Board to construe and interpret this Plan and the Awards granted prior to the termination of the Plan shall continue after such termination.

(j)           Other Compensatory Arrangements.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

(k)           Consents and Legal Requirements.  If the Board shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock, or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.  The Board may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for investment purposes only and without a view to distribution thereof.  The Board may also direct that any certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Board may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

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“Consent” as used herein with respect to any Plan Action includes: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or law, rule or regulation of a jurisdiction outside the United States, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, registration or qualification be made, (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Board.  Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

(l)           Section 83(b) Election.  No election under Section 83(b) of the Code (relating to the inclusion of gross income in the year of transfer the amounts specified in such Code section) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award or by action of the Board in writing prior to the making of such election.  If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award or by such Board action to make any such election and the Participant makes the election, the Participant shall notify the Board of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing or notification required pursuant to the regulations issued under Section 83(b) of the Code or other applicable provision.

(m)           Absence of Third-Party Beneficiary Rights.  Unless expressly provided in the Plan or any Award, no provision of the Plan or any Award is intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, officer, director, shareholder, employee, partner of any party hereto or any other person or entity, and, except as so provided, all provisions hereof and thereof will be solely between the parties to the Plan and any Award.

(n)           Provisions for Foreign Participants.  The Board may modify the terms and conditions of Awards granted to Participants who are foreign nationals or employed outside the United States, establish sub-plans under the Plan, or adopt such modifications or procedures as the Board may determine to be necessary or advisable, to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, accounting or other matters.

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(o)           Liability of the Company.  The Company and any affiliate that is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain approval from any regulatory body having jurisdiction deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option, Warrant, SAR or other Award granted hereunder.

(p)           Governing Law.  This Plan and any Award shall be governed by and construed in accordance with the laws of the State of New York, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

* * * * *

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ANNEX G

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Enterprise)

Financial Statements
For the Years Ended December 31, 2009 and 2008, and
for the Period Beginning May 18, 2004 (Inception) Through December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Power3 Medical Products, Inc.
(A Development Stage Entity)
The Woodlands, Texas

We have audited the accompanying balance sheets of Power3 Medical Products, Inc. (A Development Stage Entity) (the “Company”) as of December 31, 2009 and 2008 and the related statements of operations, stockholders’ deficit and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Power3 Medical Products, Inc. as of December 31, 2009 and 2008 and the results of its operations and cash flows for the period described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has suffered recurring losses from operations and maintains a working capital deficit. These matters raise substantial doubt about the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern. See note 3 to the financial statements for further information regarding this uncertainty.

/s/M&K CPAS, PLLC

www.mkacpas.com
Houston, Texas
April 13, 2010

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Power3 Medical Products, Inc.
(A Development Stage Entity)
Balance Sheets

	December 31,
	2009	2008

Assets

Cash and equivalents	$-	$8,331
Other current assets	-	6,645

Total current assets	-	14,976

Property and equipment, net of accumulated depreciation of $107,581 and $101,253 at December 31, 2009 and 2008, respectively	683	6,253
Deposits	5,000	5,450
Other assets	100	-

Total assets	$5,783	$26,679

Liabilities and stockholder’s deficit

Accounts payable	$999,631	$1,043,682
Accounts payable — related party	96,507	-
Notes payable – in default	451,000	451,000
Notes payable – net of unamortized discount of $-0- and $45,825 at December 31, 2009 and 2008, respectively	-	64,174
Notes payable – related parties	15,000	68,927
Convertible debentures – in default, net of unamortized discount of $-0- and $97,036 at December 31, 2009 and 2008, respectively	351,255	767,974
Convertible debentures, net of unamortized discount of $21,621 and $577,668 at December 31, 2009 and 2008, respectively	28,379	442,332
Convertible debentures – related party, net of unamortized discount of $-0- and $672,836 at December 31, 2009 and 2008, respectively	30,000	696,599
Derivative liabilities	14,456,424	1,352,247
Other current liabilities	593,891	617,486

Total current liabilities	17,022,087	5,504,421

Total liabilities	17,022,087	5,504,421

Stockholders’ deficit:

Preferred Stock – $0.01 par value: 50,000,000 shares authorized; 1,500,000 shares issued and outstanding as of December 31, 2009 and 2008, respectively	1,500	1,500
Common Stock – $0.001 par value: 600,000,000 shares authorized; 434,167,000 and 149,959,290 shares issued and outstanding as of December 31, 2009 and 2008, respectively	434,167	149,960
Additional paid-in capital	71,984,083	63,499,938
Treasury stock	(16,000)	-
Stock held in escrow	-	(20,000)
Common stock payable	135,000	123,286
Deficit accumulated during development stage	(77,873,554)	(57,550,926)
Deficit accumulated before entering development stage	(11,681,500)	(11,681,500)

Total stockholders’ deficit	(17,016,304)	(5,477,742)

Total liabilities and stockholders’ deficit	$5,783	$26,679

The accompanying notes are an integral part of these financial statements

2

Power3 Medical Products, Inc.
(A Development Stage Entity)
Statements of Operations

			Period From
			May 18, 2004
	For the Twelve Months Ended		Through
	December 31,		December 31,
	2009	2008	2009
			(unaudited)

Net revenue	$115,000	$1,025	$542,249

Operating expenses:
Employee compensation and benefits	368,067	1,041,522	31,417,579
Professional and consulting fees	4,925,829	1,962,113	16,228,769
Impairment of goodwill	-	-	13,371,776
Other selling, general and administrative expenses	143,297	492,479	2,186,321

Total operating expenses	5,437,193	3,496,114	63,204,445

Loss from operations	(5,322,193)	(3,495,089)	(62,662,196)

Other income (expense):
Derivative gain (loss)	(13,045,921)	4,415,110	(6,022,948)
Gain on legal settlement	-	17,875	36,764
Interest income	-	576	7,867
Gain (loss) on settlement of debt	(426,574)	464,872	1,582,872
Interest expense	(416,886)	(1,541,418)	(5,679,294)
Mandatory prepayment penalty	-	-	(420,000)
Other income/(expense)	-	1,290	(194,886)

Total other income/(expense)	(13,889,381)	3,358,305	(10,689,625)

Net loss	(19,211,574)	(136,784)	(73,351,821)

Deemed dividend	(1,111,054)	(12,071)	(1,140,760)

Net loss attributable to common stockholders	$(20,322,628)	$(148,855)	$(74,492,581)

Net loss per share - basic and diluted	$(0.06)	$(0.00)

Weighted average number of shares
outstanding - basic and diluted	331,737,780	135,096,000

The accompanying notes are an integral part of these financial statements

3

Power3 Medical Products, Inc.
(A Development Stage Entity)
Statement of Stockholders’ Deficit

					Additional
	Common Stock		Preferred Stock		Paid-in	Other Equity	Accumulated
	Shares	Par Value	Shares	Par Value	Capital	Items (1)	Deficit	Total
Balances as of Beginning of Development Stage — May 18, 2004	14,407,630	$14,407	3,870,000	$3,870	$14,225,974	$-	$(11,681,500)	$2,562,751

Issued shares for compensation	27,945,000	27,945	-	-	25,423,555	(25,451,500)	-	-
Issued shares for services	4,910,000	4,910	-	-	4,850,090	(535,000)	-	4,320,000
Issued shares for acquisition of equipment	15,000,000	15,000	-	-	13,485,000	-	-	13,500,000
Stock option expense	-	-	-	-	626,100	(626,100)	-	-
Issued shares for cash	242,167	242	-	-	314,575	-	-	314,817
Cancelled shares per cancellation agreement	(160,000)	(160)	-	-	(71,840)	-	-	(72,000)
Issued shares to convert Series A perferred shares to common shares	3,000,324	3,001	(3,870,000)	(3,870)	3,377,974	-	(3,380,975)	(3,870)
Stock based compensation	-	-	-	-	-	8,311,012	-	8,311,012
Net reclassification of derivative liabilities	-	-	-	-	(3,347,077)	-	-	(3,347,077)
Net loss (from May 18, 2004 to December 31, 2004)	-	-	-	-	-	-	(15,236,339)	(15,236,339)

Balance at December 31, 2004	65,345,121	65,345	-	-	58,884,351	(18,301,588)	(30,298,814)	10,349,294

Cancelled shares returned from employee	(1,120,000)	(1,120)	-	-	(1,307,855)	-	-	(1,308,975)
Issued shares for compensation	140,000	140	-	-	41,860	-	-	42,000
Issued shares for services	850,000	850	-	-	155,150	-	-	156,000
Amortize deferred compensation expense	-	-	-	-	-	13,222,517	-	13,222,517
Net loss	-	-	-	-	-	-	(27,134,865)	(27,134,865)

Balance at December 31, 2005	65,215,121	65,215	-	-	57,773,506	(5,079,071)	(57,433,679)	(4,674,029)

Issued shares for services	2,449,990	2,449	-	-	311,865	-	-	314,314
Issued shares for cash	2,452,746	2,452	-	-	222,548	-	-	225,000
Issued shares for compensation	1,253,098	1,254	-	-	176,763	-	-	178,017
Adoption of FAS 123R	-	-	-	-	(475,324)	475,324	-	-
Amortize deferred compensation expense	-	-	-	-	-	4,603,747	-	4,603,747
Net loss	-	-	-	-	-	-	(6,415,969)	(6,415,969)

Balance at December 31, 2006	71,370,955	71,370	-	-	58,009,358	-	(63,849,648)	(5,768,920)

Issued shares for services	1,810,000	1,810	-	-	282,390	-	-	284,200
Issued shares for conversion of debt	22,265,224	22,264	-	-	606,412	-	-	628,676
Issued shares for warrants exercised	5,270,832	5,272	-	-	336,396	-	-	341,668
Issued shares for cash	7,630,625	7,632	-	-	992,818	-	-	1,000,450
Placement agent fees	-	-	-	-	(58,500)	-	-	(58,500)
Stock received	-	-	-	-	100	-	-	100
Unreturned shares	5,000	5	-	-	4,495	-	-	4,500
Deemed dividend	-	-	-	-	17,635	-	(17,635)	-
Net loss	-	-	-	-	-	-	(5,216,288)	(5,216,288)

Balance at December 31, 2007	108,352,636	108,353	-	-	60,191,104	-	(69,083,571)	(8,784,114)

Common stock issued for services	7,482,910	7,483	-	-	584,858	-	-	592,341
Common stock issued for cash	7,492,875	7,493	-	-	639,911	-	-	647,404
Common stock issued for conversion of debt	22,172,536	22,173	-	-	1,568,626	-	-	1,590,799
Common stock issued for lawsuit settlement	325,000	325	-	-	30,550	-	-	30,875
Issued shares for payables	2,133,333	2,133	-	-	186,867	-	-	189,000
Common stock held in escrow	2,000,000	2,000	-	-	18,000	(20,000)	-	-
Preferred stock issued for services	-	-	1,500,000	1,500	357,000	-	-	358,500
Deemed dividends	-	-	-	-	12,071	-	(12,071)	-
Loss on related party debt conversion	-	-	-	-	(89,049)	-	-	(89,049)
Common stock payable	-	-	-	-	-	123,286	-	123,286
Net loss	-	-	-	-	-	-	(136,784)	(136,784)

Balance at December 31, 2008	149,959,290	149,960	1,500,000	1,500	63,499,938	103,286	(69,232,426)	(5,477,742)

Common stock issued for conversion of debt	150,701,039	150,701	-	-	2,154,621	(82,944)	-	2,222,378
Common stock payable	-	-	-	-	-	116,000	-	116,000
Common stock issed upon exercise of warrants	11,789,509	11,790	-	-	267,042	-	-	278,832
Common stock issued for services	112,201,562	112,201	-	-	4,403,503	(14,286)	-	4,501,418
Common stock issued for cash	11,515,600	11,516	-	-	73,640	-	-	85,156
Return of common stock held in escrow	(800,000)	(800)	-	-	800	-	-	-
Deemed dividends	-	-	-	-	1,111,054	-	(1,111,054)	-
Release of common stock held in escrow	-	-	-	-	20,000	4,000	-	24,000
Common stock rescinded for debt	(1,200,000)	(1,200)	-	-	-	(7,056)	-	(8,256)
Common stock contributed for debt payment	-	-	-	-	276,558	-	-	276,558
Options issued for services	-	-	-	-	176,927	-	-	176,927
Net loss	-	-	-	-	-	-	(19,211,574)	(19,211,574)

Balance at December 31, 2009	434,167,000	$434,167	1,500,000	$1,500	$71,984,083	$119,000	$(89,555,054)	$(17,016,304)

(1) A more detailed description of the items comprising “Other Equity Items” is set forth herein following this Statement of Stockholders’ Deficit.

The accompanying notes are an integral part of these financial statements

4

Power3 Medical Products, Inc.
(A Development Stage Entity)
Statements of Stockholders Deficit — Other Equity Items

	Deferred Compensation Expense	Treasury Stock	Stock Held in Escrow	Common Stock Payable	Total

Balances as of beginning of development stage May 18, 2004	$-	$-	$-	$-	$-

Issued shares for compensation	(25,451,500)	-	-	-	(25,451,500)
Issued shares for services	(535,000)	-	-	-	(535,000)
Stock option expense	(626,100)	-	-	-	(626,100)
Stock based compensation	8,311,012	-	-	-	8,311,012

Balance at December 31, 2004	(18,301,588)	-	-	-	(18,301,588)

Amortize deferred compensation expense	13,222,517	-	-	-	13,222,517

Balance at December 31, 2005	(5,079,071)	-	-	-	(5,079,071)

Adoption of FAS 123R	475,324	-	-	-	475,324
Amortize deferred compensation expense	4,603,747	-	-	-	4,603,747

Balance at December 31, 2006	-	-	-	-	-

Balance at December 31, 2007	-	-	-	-	-

Stock held in escrow	-	-	(20,000)	-	(20,000)
Common stock payable	-	-	-	123,286	123,286

Balance at December 31, 2008	-	-	(20,000)	123,286	103,286

Common stock issued for conversion of debt	-	7,056	-	(90,000)	(82,944)
Common stock payable	-	-	-	116,000	116,000
Common stock issued for services	-	-	-	(14,286)	(14,286)
Return of common stock held in escrow	-	(16,000)	16,000	-	-
Release of common stock held in escrow	-	-	4,000	-	4,000
Common stock rescinded for debt	-	(7,056)	-	-	(7,056)

Balance at December 31, 2009	$-	$(16,000)	$-	$135,000	$119,000

The accompanying notes are an integral part of these financial statements

5

Power3 Medical Products, Inc.
(A Development Stage Entity)
Statements of Cash Flows

			Period From
			May 18, 2004
	For the Twelve Months Ended		Through
	December 31,		December 31,
	2009	2008	2009
			(unaudited)

Cash flows from operating activities

Net loss	$(19,211,574)	$(136,784)	$(73,351,821)
Adjustments to reconcile net loss to net cash used in operating activities:
(Gain) loss on conversion of financial instruments	426,574	(461,670)	(1,579,670)
Impairment of goodwill	-	-	13,371,776
Impairment of intangible assets	-	-	179,788
Loss on previously capitalized lease	-	-	34,243
Amortization of debt discounts and deferred finance costs	258,384	1,198,688	3,983,814
Change in derivative liability, net of bifurcation	13,045,921	(4,415,110)	7,176,849
Stock issued for compensation and services	4,794,345	714,627	38,165,017
Debt issued for compensation and services	-	1,028,927	1,028,927
Stock issued for settlement of lawsuit	-	30,875	30,875
Depreciation expense	6,328	2,294	107,582
Release of stock held in escrow	24,000	-	24,000
Other non-cash items	-	-	(34,933)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	-	16,147	186,084
Inventory and other assets	6,995	16,602	23,597
Accounts payable and other liabilities	207,466	558,400	3,380,674

Net cash used in operating activities	(441,561)	(1,447,004)	(7,273,198)

Cash flows from investing activities

Increase in property and equipment	(758)	(2,748)	(142,508)
Increase in other assets	-	-	(179,786)

Net cash used in investing activities	(758)	(2,748)	(322,294)

Cash flows from financing activities

Proceeds from sale of common stock	85,156	647,404	2,349,327
Borrowings on notes payable – related party	20,000	45,000	95,376
Borrowings on notes payable	50,000	760,000	3,838,430
Principal payments on notes payable – related party	-	(30,000)	(47,300)
Principal payments on notes payable	-	(90,000)	(122,478)
Proceeds from exercise of warrants	278,832	-	278,832
Proceeds from CD, warrants and rights net of issuance cost	-	-	1,200,709

Net cash provided by financing activities	433,988	1,332,404	7,592,896

Net increase (decrease) in cash and equivalents	(8,331)	(117,348)	(2,596)
Cash and equivalents, beginning of period	8,331	125,679	10,927

Cash and equivalents, end of period	$-	$8,331	$8,331

Supplemental disclosure of cash flow information

Cash paid for interest	-	-	59,840
Cash paid for income taxes	-	-	-

Schedule of non-cash financing activities

Stock for conversion of debt – related party	1,212,826	1,014,933	2,227,759
Exchange of debt – related party	-	214,075	214,075
Exchange of convertible notes for stock	-	965,266	2,525,070
Stock issued for settlement of payables	582,977	189,000	778,674
Deemed dividend	1,111,054	12,071	1,140,760
Exchange of convertible preferred stock for common stock	-	-	3,380,975
Preferred stock issued for payables	-	358,500	358,500
Stock held in escrow	-	20,000	20,000
Stock contributed for debt payment	276,558	-	276,558
Return of stock held in escrow	16,800	-	16,800
Cashless exercise of warrants	133	-	133
Stock rescinded for debt	8,256	-	8,256

The accompanying notes are an integral part of these  financial statements

6

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Note 1.  Description of Business

Power3 Medical Products, Inc. (“we”, “us”, “our”, “Power3”, or the “Company”) was incorporated in the State of Florida on May 15, 1992 and merged into a New York Corporation in 1994, under the name Sheffield Acres, Inc. On September 12, 2003, Surgical Safety Products, Inc. amended its Certificate of Incorporation to change its name to Power3 Medical Products, Inc. The Company transitioned to being a development stage company on May 18, 2004, when it completed the acquisition of certain intellectual property assets from Advanced Bio/Chem, Inc. and began focusing on research and development relating to those assets.  The Company currently focuses on the development of its intellectual properties by focusing on disease diagnosis, protein and biomarker identification and early detection indicators in the areas of cancers, neurodegenerative and neuromuscular diseases, as well as other scientific areas of interest associated with protein biomarkers.

The Company has developed a portfolio of products including BC-SeraPro™, a proteomic blood serum test for the early detection of breast cancer, and NuroPro®, a serum test for the detection of neurodegenerative diseases including Alzheimer’s, Parkinson’s and ALS diseases.  These products are designed to analyze proteins and their mutations to assess an individual’s risk for developing disease later in life or a patient’s likelihood of responding to a particular drug, assess a patient’s risk of disease progression and disease recurrence, and measure a patient’s exposure to drug therapy to ensure optimal dosing and reduced drug toxicity. Future products and services are expected to originate from the Company’s internal research and development programs, collaborative efforts and alliances with third parties, and acquisitions of complementary technologies and businesses.  The Company intends to continue entering into collaboration and licensing agreements with other biotechnology companies, academic and research institutions, and other organizations that have the ability to market and sell the Company’s products in return for licensing fees, royalties and milestone payments.

Note 2.  Significant Accounting Policies

This summary of significant accounting policies is provided to assist the reader in understanding the Company’s financial statements.  The financial statements and notes thereto are representations of the Company’s management.  The Company’s management is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

7

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Going Concern

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has historically incurred significant losses, which raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Reclassifications

Certain amounts in the 2008 financial statements have been reclassified to conform to the 2009 presentation.  These reclassifications did not result in any change to the previously reported total assets, net loss or stockholders’ deficit.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition and Concentration

The Company’s revenue consists of licensing fees and sample fees that it receives under licensing agreements that the Company has with third parties.  The Company recognizes the fees as revenue when persuasive evidence of an arrangement exists, delivery or performance has occurred, the sales price is fixed and determinable, and collectibility is reasonably assured in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605 (“ASC 605”).

During the year ended December 31, 2009, the Company generated revenue of $115,000.  All of this revenue was generated through the Collaboration and Exclusive License Agreement between the Company and Transgenomic.

Financial Instruments

The company accounts for its financial instruments in accordance with ASC Topic 825, which requires the disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amounts of the Company’s cash and cash equivalents, accounts payable, accrued liabilities and other short-term liabilities in the consolidated balance sheet approximate their fair value due to the short-tem maturity of these instruments and obligations. The fair value of related party transactions is not determinable due to their related party nature.

8

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Company determines fair value using a fair value hierarchy that distinguishes between market participant assumptions developed based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances and expands disclosure about fair value measurements.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in our principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date, essentially the exit price.

The levels of fair value hierarchy are:

Level 1:  Quoted prices in active markets for identical assets and liabilities at the measurement date.

Level 2:  Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Unobservable inputs for which there is little or no market data available. These inputs reflect management’s assumptions of what market participants would use in pricing the asset or liability.

Level 1 investments are valued based on quoted market prices in active markets and include the Company’s cash equivalent investments. Level 2 investments, which include investments that are valued based on quoted prices in markets that are not active, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, include the Company’s certificates of deposit, corporate bonds and notes, municipal bonds and notes and U.S. government securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Company. The Company considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

9

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line basis over the estimated useful lives of the related assets.  The cost of major improvements to the Company’s property and equipment are capitalized. The cost of maintenance and repairs that do not improve or extend the life of the applicable assets are expensed as incurred.  When assets are retired or otherwise disposed of, the cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reported in the period realized.

The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.  Recoverability is measured by comparison of the carrying amount of the assets to the future undiscounted net cash flows that the assets are expected to generate.  If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of these assets exceeds the fair value of the assets.

Debt Discounts and Deferred Finance Costs

Debt discounts and deferred finance costs are amortized through periodic charges to interest expense over the maximum term of the related financial instrument using the effective interest method. Total amortization of debt discounts and deferred financing costs amounted to $258,384 and $1,198,688 during the years ended December 31, 2009 and 2008, respectively.

Long-Lived Assets

The Company reviews long-lived assets for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable in accordance with ASC Topic 360.  Recoverability is measured by comparison of the carrying amount of the assets to the future undiscounted net cash flows that the assets are expected to generate.  If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of these assets exceeds the fair value of the assets.

10

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Derivative Financial Instruments

ASC Topic 815 (“ASC 815”) requires that all derivative financial instruments be recorded on the balance sheet at fair value. Fair values for exchange traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates.

The Company has issued several convertible promissory notes and stock warrants and has evaluated the terms and conditions of the conversion features contained in the notes and warrants to determine whether they represent embedded or freestanding derivative instruments under the provisions of ASC Topic 815 (“ASC 815”).  The Company determined that the conversion features contained in the notes and warrants represent freestanding derivative instruments that meet the requirements for liability classification under ASC 815.  As a result, the fair value of the derivative financial instruments in the notes and warrants is reflected in the Company’s balance sheet as a liability.  The fair value of the derivative financial instruments of the convertible promissory notes and warrants was measured at the inception date of the notes and warrants and each subsequent balance sheet date.  Any changes in the fair value of the derivative financial instruments are recorded as non-operating, non-cash income or expense at each balance sheet date.

Power3 valued the conversion features in its convertible notes using a binomial lattice valuation model. The lattice model values the embedded derivatives based on a probability-weighted discounted cash flow model. This model is based on future projections of the five primary alternatives possible for settlement of the features included within the embedded derivatives, which are: (i) payments are made in cash, (ii) payments are made in stock, (iii) the holder exercises its right to convert the debentures, (iv) Power3 exercises its right to convert the debentures, and (v) Power3 defaults on the debentures. Power3 uses the model to analyze the underlying economic factors that influence which of these events will occur, when they are likely to occur, and the price of its common stock and specific terms of the debentures, such as interest rate and conversion price, that will be in effect when they occur. Based on the analysis of these factors, Power3 uses the model to develop a set of potential scenarios. Probabilities of each scenario occurring during the remaining term of the debentures are determined based on management’s projections. These probabilities are used to create a cash flow projection over the term of the debentures and determine the probability that the projected cash flow will be achieved. A discounted weighted average cash flow for each scenario is then calculated and compared to the discounted cash flow of the debentures without the compound embedded derivative in order to determine a value for the compound embedded derivative.

11

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

The Company uses the Black-Scholes pricing model to determine the fair value of its warrants. This model takes into consideration such factors as the estimated term of the warrants, the volatility of the price of the Company’s common stock, interest rates, and the probability that the warrants will be exercised to determine the fair value of the warrants.  The selection of these criteria requires management’s judgment and may impact the Company’s net income or loss.

Net Loss Per Share

Basic loss per share is based on the weighted average number of shares of the Company’s common stock outstanding during the applicable year, and is calculated by dividing the reported net loss for the applicable year by the weighted average number of shares of common stock outstanding during the applicable year.   The Company calculates diluted loss per share by dividing the reported net loss for the applicable year by the weighted average number of shares of common stock outstanding during the applicable year as adjusted to give effect to the exercise of all potentially dilutive options and warrants outstanding at the end of the year.  A total of 117,037,446 and 119,646,610 shares of common stock underlying options and warrants that were outstanding on December 31, 2009 and 2008, respectively, have been excluded from the computation of diluted earnings per share because they are anti-dilutive.  As a result, basic loss per share was equal to diluted loss per share for each year.

Stock-Based Compensation

The Company accounts for employee stock-based compensation in accordance with the fair value recognition provisions of ASC Topic 718 (“ASC 718”) using the modified prospective transition method.  Under this method, compensation expense includes: (a) compensation expense for all stock-based payments granted, but not yet vested, as of January 1, 2006 based on the grant-date fair value, and (b) compensation expense for all stock-based payments granted subsequent to January 1, 2006, based on the grant-date fair value.  Such amounts have been reduced by the Company’s estimate of forfeitures of all unvested awards.

The Company accounts for non-employee stock-based compensation in accordance with ASC 718 and ASC Topic 505 (“ASC 505”).  ASC 718 and ASC 505 require that the Company recognize compensation expense based on the estimated fair value of stock-based compensation granted to non-employees over the vesting period, which is generally the period during which services are rendered by the non-employees.

The Company uses the Black-Scholes pricing model to determine the fair value of the stock-based compensation that it grants to employees and non-employees.  The Company is required to make certain assumptions in connection with this determination, the most important of which involves the calculation of volatility with respect to the price of its common stock.  The computation of volatility is intended to produce a volatility value that is representative of the Company’s expectations about the future volatility of the price of its common stock over an expected term.

12

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

The Company used its share price history to determine volatility and cannot predict how the price of its shares of common stock will react on the open market in the future since its common stock has only been trading on the OTC Bulletin Board since March 30, 2006.  As a result, the volatility value that the Company calculated may differ from the future volatility of the price of its shares of common stock.

Income Taxes

The Company uses the liability method of accounting for income taxes under which deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized as part of the provision for income taxes in the period that includes the enactment date.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized in the future.

Net deferred tax assets consisted of the following components at December 31, 2009 and 2008, respectively:

	December 31,
	2009	2008
Deferred tax assets:
Net operating loss carryforwards	$7,423,678	$6,745,328

Deferred tax liabilities	-0-	-0-

Valuation allowance	(7,423,678)	(6,745,328)

Net deferred tax asset	$—	$—

The Company had net operating loss carry-forwards of approximately $21,210,509 and $19,839,201 at December 31, 2009 and 2008, respectively, that may be offset against future taxable income from the years 2019 through 2029.  No tax benefit has been reported in the December 31, 2009 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.  The Company had no uncertain tax positions at December 31, 2009 or 2008.

13

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Utilization of net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code of 1986, as well as similar state and foreign provisions.  These ownership changes may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income and tax, respectively.  Subsequent ownership changes could further affect the limitation in future years.  These annual limitation provisions may result in the expiration of certain net operating losses and credits before utilization.

Cash Equivalents

The Company considers all highly liquid investments with an original maturity of 90 days or less on the date of purchase to be cash equivalents.  There were no cash equivalents as of December 31, 2009 or 2008.

Recently Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board (“FASB”) issued guidance now codified as ASC Topic 855 (“ASC 855”) which establishes general standards of accounting for, and disclosures of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  ASC 855 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date (i.e., whether that date represents the date the financial statements were issued or were available to be issued). These new provisions are effective for interim or fiscal periods ending after June 15, 2009.  The adoption of these provisions did not have a material impact on the Company’s financial condition and results of operations.

In June 2009, the FASB issued guidance now codified as ASC Topic 105 (“ASC 105”) as the single source of authoritative nongovernmental U.S. GAAP.  ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place. All existing accounting standard documents have been superseded and all other accounting literature not included in the FASB ASC is considered non-authoritative.  These new provisions are effective for interim and annual periods ending after September 15, 2009 and, accordingly, are effective for the Company for the current fiscal reporting period.  The adoption of these provisions did not have an impact on the Company’s financial condition and results of operations.

14

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Note 3.  Property and Equipment

Property and equipment consisted of the following at December 31, 2009 and 2008:

Asset	2009	2008

Computers and Related Devices	$15,884	$15,126
Less: Accumulated Depreciation	(15,201)	(10,545)
Total	683	4,581

Lab Equipment	92,380	92,380
Less: Accumulated Depreciation	(92,380)	(90,708)
Total	-0-	1,672

Total Property and Equipment, Net	$683	$6,253

Note 4.  Other Current Liabilities

Other current liabilities consisted of the following at December 31, 2009 and 2008:

Liability	2009	2008
Accrued rent	$-0-	$28,566
Accrued interest and interest payable	312,252	335,033
Prepayment penalty	-0-	25,000
Accrued payroll taxes	21,464	44,347
Accrued compensation and salaries payable	258,364	150,965
Other accrued expenses and liabilities	1,811	33,575
Total	$593,891	$617,486

Note 5.  Derivative Liabilities

Our derivative liabilities were $14,456,424 and $1,352,247 at December 31, 2009 and 2008, respectively, resulting in a loss of $13,045,921 for derivative liabilities.  The increase in the amount of derivative loss recognized was due primarily to the increase in our stock price during 2009 and our decision to change the exercise price of many of our outstanding warrants to $0.053 per share during October 2009.

15

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

We have issued warrants that contain a reset provision that is triggered when we issue other warrants at an exercise price that is below the exercise price of the warrants containing the reset provision.  During March 2009, the reset provision of these warrants was triggered when we issued warrants at $0.01 per share, which exercise price was less than the exercise price of the warrants containing the reset provision.  As a result, we recognized an increase in liabilities of $13,104,177 during the year ended December 31, 2009.

The components of derivative financial instruments on the Company’s balance sheet at December 31, 2009 and 2008 is as follows:

	December 31,
	2009	2008

Common stock warrants	$10,267,167	$554,637
Embedded conversion features – convertible promissory notes and debentures	4,189,257	778,178
Other derivative instruments	—	19,432
Total	$14,456,424	$1,352,247

Note 6.  Commitments and Contingencies

In September 2008, the Company entered into an Arbitration Agreement with Steven Rash, our former Chief Executive Officer, in connection with his agreement to resign as our Chief Executive Officer.  The parties agreed to arbitrate claims for wages and other compensation due, breach of contracts or covenants, and benefits.  The Company agreed to arbitrate Mr. Rash’s claims for wages of $36,031 and its claims for embezzlement, fraud and breach of contract by Mr. Rash.  As of December 31, 2009, arbitration had not been initiated by either party.

In March 2009, McLennon Law Corporation filed a law suit against the Company for breach of contract for approximately $117,000 of accrued but unpaid attorney fees.  As of December 31, 2009, the Company was in negotiations with McLennon to settle its claim for unpaid attorney fees.

In September 2009, one of our employees attempted to convert a $30,000 convertible promissory note plus interest into shares of our common stock.  We are disputing the amount, if any, that is due to the employee under the note.  As of December 31, 2009, the note had not been converted.  In December 2009, the employee filed a law suit against us seeking damages and specific performance.  As of December 31, 2009, the Company had engaged counsel and was preparing a response to the complaint.

16

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Note 7.  Common Stock and Preferred Stock

The Company’s authorized capital consisted of 600,000,000 and 150,000,000 shares of common stock, $0.001 par value per share, at December 31, 2009 and 2008, respectively, and 50,000,000 shares of preferred stock, $0.001 par value per share, at December 31, 2009 and 2008, respectively.  There were 434,167,000 and 149,959,290 shares of common stock outstanding at December 31, 2009 and 2008, respectively, and 1,500,000 shares of preferred stock outstanding at December 31, 2009 and 2008, respectively.

Capital-Raising Transactions

During the year ended December 31, 2008, we issued 7,492,875 shares of common stock to accredited investors for total cash proceeds of $647,404.

In June 2009, we issued 6,000,000 shares of common stock to an accredited investor for total cash proceeds of $30,000.

In June 2009, we issued 500,000 shares of common stock to an accredited investor for total cash proceeds of $5,000.

In August 2009, we issued 515,600 shares of common stock to two accredited investors for total cash proceeds of $5,156.

In September 2009, we issued 2,500,000 shares of common stock to an accredited investor for total cash proceeds of $25,000.

In September 2009, we issued 2,000,000 shares of common stock to an accredited investor for total cash proceeds of $20,000.

Non-Capital Raising Transactions

In April 2008, we issued 1,500,000 shares of Series B Preferred Stock to each of Steven Rash, our former Chief Executive Officer, and Ira L. Goldknopf, our President and Chief Scientific Officer, in accordance with the terms of the Rash Employment Agreement and the Goldknopf Employment Agreement, respectively.  In September 2008, Mr. Rash resigned from all of his positions with us.  Upon the resignation of Mr. Rash, all 1,500,000 shares of Series B Preferred Stock held by Mr. Rash automatically converted into 1,500,000 shares of common stock.  The shares of common stock were valued at the closing price of our common stock on the date of the conversion for total consideration of $90,000.

17

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

During the year ended December 31, 2008, we issued 2,133,333 shares of common stock to vendors in full payment of invoices that had an outstanding balance of $203,730.  The shares were valued at the closing price of our common stock on the date the vendors agreed to receive the shares for total consideration of $189,000.  We recognized a loss of $14,730 in connection with the payments.

During the year ended December 31, 2008, we issued 7,482,910 shares of common stock to employees and consultants for employment and consulting services.  The shares were valued at the closing price of our common stock on the date the employee or consultant agreed to receive the shares for total consideration of $592,341.

In March 2009, we issued 2,761,878 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $55,238.

In March 2009, we issued 900,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $18,000.

In March 2009, we issued 2,857,143 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $42,857, which included a reduction of a stock payable in the amount of $14,286.

In April 2009, we issued 3,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $60,000.

In April 2009, we issued 4,333,333 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $86,667.

18

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In April 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,000.

In April 2009, we issued 12,500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $250,000.

In April 2009, we issued 1,500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $30,000.

In May 2009, we issued 460,970 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $9,216.

In May 2009, we issued 772,752 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $15,455.

In May 2009, we issued 2,469,136 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $49,383.

In May 2009, we issued 1,029,688 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $20,594.

In May 2009, we issued 568,182 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $11,364.

19

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In May 2009, we issued 848,990 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $16,980.

In May 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,000.

In June 2009, we issued 1,500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $30,000.

In June 2009, we issued 396,700 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $7,934.

In June 2009, we issued 488,293 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $9,766.

In June 2009, we issued 7,422,558 shares of common stock to Ira L. Goldknopf, our President and Chief Scientific Officer, in full payment of $92,142 of accrued but unpaid salary and accrued interest due under the Amended and Restated Employment Agreement, dated May 17, 2009, between Mr. Goldknopf and the Company (the “Goldknopf Employment Agreement”).  The shares were valued at the closing price of our common stock on the date Mr. Goldknopf agreed to receive the shares for total consideration of $148,451.  We recognized additional expense of $52,849 in connection with the payment.

In June 2009, we issued 780,640 shares of common stock to John P. Ginzler, our Chief Financial Officer, in full payment of $10,000 of accrued but unpaid salary due under the Employment Agreement, dated June 1, 2009, between Mr. Ginzler and the Company (the “Ginzler Employment Agreement”).  The shares were valued at the closing price of our common stock on the date Mr. Ginzler agreed to receive the shares for total consideration of $15,613.  We recognized additional expense of $5,613 in connection with the payment.

20

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In June 2009, we issued 2,960,908 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, in full payment of $40,000 of accrued but unpaid fees due under the Consulting Agreement, dated June 1, 2009, between Bronco Technology, Inc. and the Company (the “Bronco Consulting Agreement”).  The shares were valued at the closing price of our common stock on the date Ms. Park agreed to receive the shares for total consideration of $59,218.  We recognized additional expense of $19,218 in connection with the payment.

In June 2009, we issued a restricted stock award for 12,000,000 shares of common stock and a warrant to acquire 10,000,000 shares of common stock to John P. Ginzler, our Chief Financial Officer, in accordance with the terms of the Ginzler Employment Agreement.  The restricted stock award and warrant vest in three equal annual installments commencing June 2, 2010.  The shares were valued at the closing price of our common stock on the date the Ginzler Employment Agreement was approved by our Board of Directors.  On December 7, 2009, Mr. Ginzler resigned from all positions with us.  As a result, on that date, the restricted stock award terminated in its entirety.  We recognized expense of $416,927 in connection with the issuance of the award.  As of December 31, 2009, the shares represented by the restricted stock award had not been returned to the transfer agent for cancellation.

In July 2009, we issued 833,330 shares of common stock to a consultant pursuant to a consulting agreement.  The shares were valued at the closing price of our common stock on the date the issuance of shares was approved by our board of directors for total consideration of $16,667.

In July 2009, we issued 528,446 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,569.

In July 2009, we issued 5,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $100,000.

In July 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $5,000.

In August 2009, we issued 1,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,000.

21

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In August 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,000.

In August 2009, we issued 1,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $20,000.

In August 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $15,000.

In August 2009, we issued 1,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,000.

In September 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $40,000.

In September 2009, we issued 1,800,000 shares of common stock to a consultant pursuant to a consulting agreement.  The shares were valued at the closing price of our common stock on the date the issuance of shares was approved by our board of directors for total consideration of $108,000.

In October 2009, we issued 3,687,500 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $368,750.

In October 2009, we issued 1,309,705 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $144,068.

In October 2009, we issued 100,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $10,000.

In October 2009, we issued 5,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $450,000.

22

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In October 2009, we issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $45,000.

In October 2009, we issued 1,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $90,000.

In October 2009, we issued 100,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $11,000.

In December 2009, we issued 1,000,000 shares of common stock and a restricted stock award with respect to 6,000,000 shares of common stock to a consultant pursuant to a consulting agreement.  The restricted stock award vests in 12 equal quarterly installments of 500,000 shares.  The 1,000,000 shares of common stock were valued at the closing price of our common stock on the date the issuance of shares was approved by our board of directors for total consideration of $140,000.  The 6,000,000 shares underlying the restricted stock award were also valued at the closing price of our common stock on the date the issuance of shares was approved by our board of directors.  We recognized $23,333 of consulting expense in connection with the restricted stock award during the 12 months ended December 31, 2009.

In December 2009, we issued 905,661 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of our common stock on the date the consultant agreed to receive the shares for total consideration of $99,623.

In December 2009, we issued 15,000,000 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, as a performance bonus in accordance with the terms of the Bronco Consulting Agreement.  The shares were valued at the closing price of our common stock on the date the issuance of shares was approved by our board of directors for total consideration of $1,500,000.

In December 2009, we received 800,000 shares of common stock from a consultant that had been held in escrow and returned to us due to non-performance by the consultant.  Upon receipt, these shares were placed in treasury.

23

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Note 8.  Stock Options and Warrants

The Company did not issue any stock options during the years ended December 31, 2009 and 2008, and no stock options were outstanding at December 31, 2009 and 2008.  Warrants exercisable into a total of 117,037,446 and 119,646,610 shares of the Company’s common stock were outstanding on December 31, 2009 and 2008, respectively.  The weighted average exercise price of the warrants outstanding on December 31, 2009 and 2008 was $0.05, respectively.  The Company estimates the fair value of its warrants on the date of grant by using the Black-Scholes pricing model in accordance with the provisions of ASC 718.  Under the Black-Scholes pricing model, the Company used the following weighted-average assumptions to determine the fair value of the warrants issued: a dividend yield of zero percent, an expected volatility of 241%, a risk-free interest rate of 1.14% and a remaining contractual life of 3.5 years.

During the year ended December 31, 2009, we issued a total of 11,789,509 shares of common stock to warrant holders upon the exercise of outstanding warrants.  Of this number, 11,656,917 shares were issued for total cash proceeds of $278,832.  The remaining 132,592 shares of common stock were issued to warrant holders in accordance with cashless exercise provisions contained in their warrants.  The exercise prices of the warrants exercised for cash ranged between $0.01 and $0.053 per share.

We revised the exercise price of several outstanding warrants during the years ended December 31, 2008 and 2009.  We accounted for the revisions to the exercise price in accordance with ASC 718.  Pursuant to the provisions of ASC 718, we revalued the warrants by comparing the terms of the original warrants with the terms of the revised warrants and recorded the difference in value between the two warrants as a deemed dividend in accordance with ASC Topic 470.  We used the Black-Scholes pricing model to calculate the amount of the dividend to be recorded.  Variables that were used in the calculation of the amount of the dividend were the price of our common stock on the measurement date, the exercise price of the options, the term of the options, the discount rate and the computed volatility.

In March 2009, we revised the terms of an outstanding warrant to acquire 300,000 shares of common stock held by the warrant holder.  The exercise price of the warrant was reduced from $0.98 per share to $0.01 per share upon the condition that the holder immediately exercise the warrant at the reduced exercise price.  We received $3,000 upon the exercise of the warrant and recorded the reduction of the exercise price of the warrant as a dividend in the amount of $3,895.

24

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In March 2009, we revised the terms of an outstanding warrant to acquire 833,333 shares of common stock held by the warrant holder.  The exercise price of the warrant was reduced from $0.09 per share to $0.01 per share upon the condition that the holder immediately exercise the warrant at the reduced exercise price.  We received $8,333 upon the exercise of the warrant and recorded the reduction of the exercise price of the warrant as a dividend in the amount of $4,053.

In March 2009, we revised the terms of an outstanding warrant to acquire 416,666 shares of common stock held by the warrant holder.  The exercise price of the warrant was reduced from $0.08 per share to $0.01 per share upon the condition that the holder immediately exercise the warrant at the reduced exercise price.  We received $4,167 upon the exercise of the warrant and recorded the reduction of the exercise price of the warrant as a dividend in the amount of $2,702.

In March 2009, we revised the terms of an outstanding warrant to acquire 2,000,000 shares of common stock held by the warrant holder.  The exercise price of the warrant was reduced from $0.10 per share to $0.01 per share upon the condition that the holder immediately exercise the warrant at the reduced exercise price.  We received $20,000 upon the exercise of the warrant and recorded the reduction of the exercise price of the warrant as a dividend in the amount of $10,315.

In September 2009, we revised the terms of an outstanding warrant to acquire 1,000,000 shares of common stock held by the warrant holder.  The exercise price of the warrant was reduced from $0.08 per share to $0.01 per share upon the condition that the holder immediately exercise the warrant at the reduced exercise price.  We received $10,000 upon the exercise of the warrant and recorded the reduction of the exercise price of the warrant as a dividend in the amount of $13,012.

In October 2009, we revised the terms of an outstanding warrant to acquire 13,318,682 shares of common stock held by the warrant holder.  The exercise price of the warrant was increased from $0.04 per share to $0.053 per share.  We received $200,000 and issued 3,773,585 shares of common stock upon the partial exercise of the warrant.  We recorded a deemed dividend in the amount of $577,712 in connection with the revision of the terms of the warrant.

In October 2009, we terminated outstanding warrants to acquire 6,541,582 shares of common stock held by warrant holders and issued to them Class A warrants that had an exercise price of $0.053.  These Class A warrants carried with them the right to receive Class B warrants and Class C warrants with an exercise price of $0.50 and $1.00, respectively, in the future.  We recorded a deemed dividend in the amount of $482,174 in connection with the termination of the old warrants and subsequent issuance of the Class A warrants.

25

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

A summary of the warrants issued during the years ended December 31, 2009 and 2008 is set forth below.

		Weighted-
		Average
		Exercise
	Shares	Price

Outstanding, December 31, 2007	28,893,119	$0.04

Granted	91,420,157	0.05
Exercised	(666,666)	0.08
Expired/Canceled	-0-	-0-

Outstanding, December 31, 2008	119,646,610	$0.05

Granted	15,200,000	$0.19
Exercised	(11,789,509)	$0.02
Expired/Canceled	(6,019,655)	0.039

Outstanding, December 31, 2009	117,037,446	$0.05

Exercisable, December 31, 2008	119,646,610	$0.05
Exercisable, December 31, 2009	117,037,446	$0.05

Year Ended December 31,	Range of Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life (In Years)	Weighted- Average Exercise Price

2008	$0.03 – $3.00	119,646,610	2.0	$0.05
2009	$0.01 – $0.25	117,037,446	3.5	$0.05

26

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Note 9.  Promissory Notes and Debentures

Issuances of Promissory Notes and Debentures

In October 2004, we issued convertible debentures and warrants to accredited investors for aggregate gross proceeds of $1,400,000.  The convertible debentures were for an initial principal amount of $1,400,000, were convertible into shares of common stock at an initial conversion price of $0.90 that varies in relation to the trading price of the common stock and had a term of three years.  The warrants were exercisable at an initial exercise price of $0.04 that varied in relation to the trading price of the common stock.  Concurrently, we entered into a registration rights agreement with the investors that required the company to file a registration statement with the SEC registering the resale of the shares of common stock issuable upon the conversion of the debentures and the exercise of the warrants.  The balance of the outstanding convertible debentures was $31,667 and $115,010 at December 31, 2009 and 2008, respectively.

In May 2008, we issued a promissory note to Steven Rash, our former Chief Executive Officer, for consideration of $30,000.  The note was for a principal amount of $30,000, had an annual interest rate of 6% and was due June 22, 2008.  We repaid the full amount of the note to Mr. Rash in August 2008.

In June 2008, we issued a promissory note to Steven Rash, our former Chief Executive Officer, for consideration of $15,000.  The note was for a principal amount of $15,000, had an annual interest rate of 6% and was due July 19, 2008.

In June 2008, we issued a convertible debenture and a warrant to acquire shares of common stock to an accredited investor for consideration of $200,000.  The debenture was for a principal amount of $200,000, was convertible into 5,000,000 shares of common stock, had an interest rate of 15% and was due December 30, 2008.  The warrant is exercisable into 3,500,000 shares of common stock, has an exercise price of $0.06 and has a term of five years.

  In July 2008, we issued a convertible debenture and a warrant to acquire shares of common stock to an accredited investor for consideration of $250,000.  The debenture was for a principal amount of $250,000, was convertible into 6,250,000 shares of common stock, had an interest rate of 15% and was due October 15, 2008.  The warrant is exercisable into 4,500,000 shares of common stock, has an exercise price of $0.06 and has a term of five years.

In September 2008, we issued convertible promissory notes and warrants to two accredited investors for aggregate consideration of $60,000.  The notes were each for an initial principal amount of $30,000, were convertible into 750,000 shares of common stock, had an interest rate of 12% and were due September 8, 2009.  The warrants were each exercisable into 600,000 shares of common stock at an exercise price of $0.06 per share.

27

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In October 2008, we authorized the issuance of 5,000,000 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, as compensation for services rendered by Ms. Park prior to her appointment as the Company’s Interim Chief Executive Officer.  At the time the shares were authorized for issuance, we did not have enough shares of common stock available to issue to Ms. Park.  In November 2008, we issued a convertible promissory note and a warrant exercisable into shares of common stock to Ms. Park in exchange for the 5,000,000 shares of common stock.  The convertible promissory note had an initial principal amount of $150,000, accrued interest at an annual rate of 12% and was due on November 18, 2009.  The warrant is exercisable into 5,000,000 shares of common stock, has an exercise price of $0.04, and has a term of three years.

In November 2008, we issued a convertible promissory note and a warrant exercisable into shares of common stock to an employee.  The convertible promissory note had an initial principal amount of $30,000, accrued interest at an annual rate of 12% and was due on November 18, 2009.  The warrant is exercisable into 1,000,000 shares of common stock, has an exercise price of $0.04, and has a term of three years.

In November 2008, we issued a convertible promissory note and a warrant to acquire shares of our common stock to Ira L. Goldknopf, our President and Chief Scientific Officer, to retire all of his outstanding convertible promissory notes and accrued interest thereon in the aggregate amount of $1,100,386.  The convertible promissory note is for a principal amount of $1,189,435, has a term of three years, is convertible into 36,679,533 shares of common stock and accrues interest at an annual rate of 12%.  The warrant is exercisable into 36,598,000 shares of common stock, has an exercise price of $0.04 per share and has a term of three years.  We recorded a loss of $89,049 upon the retirement of the notes.

In November 2008, we issued a promissory note to Ira L. Goldknopf, our President and Chief Scientific Officer, in exchange for the transfer by Mr. Goldknopf of shares of common stock to a third party for payment of debt owed by us to the third party.  The note was for a principal amount of $18,927, had an annual interest rate of 6% and was due May 20, 2009.

In January 2009, we issued a convertible promissory note and a warrant to acquire shares of our common stock to Ira L. Goldknopf, our President and Chief Scientific Officer, in consideration for the return of 1,200,000 shares of common stock held by Mr. Goldknopf.  The promissory note was for a principal amount of $8,256, had a term of one year, was convertible into 1,200,000 shares of common stock, and accrued interest at an annual rate of 12%.  The warrant is exercisable into 1,200,000 shares of common stock and has an exercise price of $0.04 per share.

28

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In March 2009, we issued convertible promissory notes to two accredited investors for aggregate consideration of $20,000.  The notes were each for an initial principal amount of $10,000, were convertible into 250,000 shares of common stock, had an interest rate of 12% and were due September 8, 2009.

In August 2009, we issued a convertible promissory note and a warrant to acquire shares of common stock to an accredited investor for consideration of $25,000.  The note is for a principal amount of $25,000, is convertible into 2,500,000 shares of common stock, has an interest rate of 8% and is due February 26, 2010.  The warrant is exercisable into 1,000,000 shares of common stock and has an exercise price of $0.10 that may be subject to adjustment depending upon the trading price of our common stock.

In September 2009, we issued a convertible promissory note and a warrant to acquire shares of common stock to an accredited investor for consideration of $25,000.  The note is for a principal amount of $25,000, is convertible into 2,500,000 shares of common stock, has an interest rate of 8% and is due March 3, 2010.  The warrant is exercisable into 1,000,000 shares of common stock and has an exercise price of $0.10 that may be subject to adjustment depending upon the trading price of our common stock.

Conversions and Retirements of Promissory Notes and Debentures

In May 2008, we issued 11,225,869 shares of common stock to Steven Rash, our former Chief Executive Officer, to retire all of his outstanding convertible promissory notes and accrued interest thereon in the aggregate amount of $1,014,933.  We recorded a loss of $107,654 upon the retirement of the notes.

In July 2008, Steven B. Rash, our former Chief Executive Officer, pledged 14,048,369 shares of common stock and 1,500,000 shares of preferred stock as collateral for various convertible promissory notes that we issued.  In September 2008, upon the resignation of Mr. Rash from all positions that he held with us, the 1,500,000 shares of preferred stock automatically converted into 1,500,000 shares of common stock.  During the year ended December 31, 2009, the holders of the notes sold shares of the pledged common stock for aggregate net proceeds of $244,417 and sold the 1,500,000 shares of common stock received upon the conversion of the preferred stock for aggregate net proceeds of $32,141, all of which was applied as a payment towards the notes and accrued interest thereon.

29

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

During the year ended December 31, 2008, we issued 22,172,536 shares of common stock to various debt holders upon the settlement of convertible promissory notes with an outstanding principal balance and accrued interest in the aggregate amount of $1,644,456.  We recorded a gain of $419,825 upon the retirement of the notes.

In January 2009, we issued 1,200,000 shares of our common stock to an accredited investor upon the partial conversion of $8,256 of the outstanding principal balance of the convertible promissory note that it held.  We recorded a loss of $3,744 upon conversion of the note.

In February 2009, we issued 14,117,270 shares of our common stock to an accredited investor upon the partial conversion of $130,000 of the outstanding principal balance of the convertible promissory note that it held.  We recorded a loss of $22,345 upon conversion of the note.

In March 2009, we issued 24,109,529 shares of common stock to an accredited investor to retire a convertible promissory note with an original principal balance of $325,000 and accrued interest of $22,438.  In accordance with the terms of the note, the outstanding principal balance of the note was converted into 9,166,667 shares of common stock.  The remaining 3,514,285 shares of common stock were issued to retire additional promissory notes with an aggregate original principal balance of $90,000 and accrued interest.  We recorded a loss of $357,774 upon the retirement of the notes, which was recorded in additional paid-in capital due to the related party nature of the transaction.

In March 2009, we issued 24,109,529 shares of common stock to an accredited investor to retire a convertible promissory note with an outstanding principal balance of $325,000 and accrued interest of $13,356.  In accordance with the terms of the note, the note was converted into 9,166,667 shares of common stock.  The remaining 2,085,714 shares of common stock were issued to retire additional promissory notes with an aggregate original principal balance of $10,000 and accrued interest.  We recorded a loss of $402,606 upon the retirement of the note, which was recorded in additional paid-in capital due to the related party nature of the transaction.

In March 2009, we issued 13,390,340 shares of common stock to an accredited investor to retire a convertible promissory note with an outstanding principal balance of $340,000 and accrued interest of $13,973.  In accordance with the terms of the note, the note was converted into 11,333,333 shares of common stock.  The remaining 2,057,143 shares of common stock were issued to retire the accrued interest.  We recorded a loss of $224,682 upon the retirement of the note.

30

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In March 2009, we issued 43,027,287 shares of common stock to Dr. Goldknopf to retire the convertible promissory note with an outstanding principal balance of $1,189,435 and accrued interest of $22,019, and the convertible promissory note with an outstanding balance of $27,183 and accrued interest.   In accordance with the terms of the note, the note was converted into 36,598,000 shares of common stock.  The remaining 10,312,896 shares of common stock were issued to retire the accrued interest.  We recorded a loss of $559,378 upon the retirement of the note, which was recorded in additional paid-in capital due to the related party nature of the transaction.

In March 2009, we issued 9,571,429 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, to retire a convertible promissory note with an outstanding balance of $150,000 and accrued interest of $5,819.  In accordance with the terms of the note, the note was converted into 5,000,000 shares of common stock.  The remaining 4,571,429 shares of common stock were issued to retire the accrued interest.  We recorded a loss of $168,127 upon the retirement of the note, which was recorded in additional paid-in capital due to the related party nature of the transaction.

In March 2009, we issued 10,000,000 shares of common stock to an accredited investor to retire a convertible promissory note with an outstanding principal balance of $100,000 and accrued interest of $14,345.  In accordance with the terms of the note, the note was converted into 1,111,111 shares of common stock.  The remaining 8,888,889 shares of common stock were issued to retire the accrued interest on the note.  We recorded a loss of $174,590 upon the retirement of the note.

In May 2009, we issued 342,366 shares of common stock to an accredited investor to retire a convertible promissory note with an outstanding principal balance of $5,000 and accrued interest of $1,618.  We recorded a loss of $229 upon the retirement of the note.

In July 2009, we issued 8,333,300 common shares to an accredited investor to retire a convertible promissory note with an outstanding principal balance of $83,333 and accrued interest of $21,469.  We recorded a loss of $1,930 upon the retirement of the note.

In August 2009, we issued 1,000,000 shares of common stock to an accredited investor to retire a convertible promissory note with an outstanding principal balance of $30,000 and accrued interest of $2,841.  We recorded a gain of $947 upon the retirement of the note.

31

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

The carrying values of our notes payable, net of unamortized discounts, amounted to $446,000 and $584,102 at December 31, 2009 and 2008, respectively, as follows.

	December 31,
	2009	2008

Notes Payable	$-0-	$110,000
Less: Discount on Notes Payable	-0-	(45,825)
Total	-0-	64,175

Notes Payable – in Default	451,000	451,000

Notes Payable – Related Party	15,000	68,927

Total Notes Payable, Net of Discount	$466,000	$584,102

The carrying values of our convertible debentures, net of unamortized discounts, amounted to $409,634 and $1,906,905 at December 31, 2009 and 2008, respectively, as follows.

	December 31,
	2009	2008

Convertible Debentures	$50,000	$1,020,000
Less: Unamortized Discount	(21,621)	(577,668)
Total	28,379	442,332

Convertible Debentures – in Default	351,255	865,010
Less: Unamortized Discount	-0-	(97,036)
Total	351,255	767,974

Convertible Debentures – Related Party	30,000	1,369,435
Less: Unamortized Discount	-0-	(672,836)
Total	30,000	696,599

Total Convertible Debentures, Net of Unamortized Discount	$409,634	$1,906,905

32

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

Note 10.  Related Party Transactions

In May 2008, we issued 11,225,869 shares of common stock to Steven Rash, our former Chief Executive Officer, to retire all of his outstanding convertible promissory notes and accrued interest thereon in the aggregate amount of $1,014,933.

In May 2008, we issued a promissory note to Steven Rash, our former Chief Executive Officer, for consideration of $30,000.  The note was for a principal amount of $30,000, had an annual interest rate of 6% and was due June 22, 2008.  We repaid the full amount of the note to Mr. Rash in August 2008.

In June 2008, we issued a promissory note to Steven Rash, our former Chief Executive Officer, for consideration of $15,000.  The note was for a principal amount of $15,000, had an annual interest rate of 6% and was due July 19, 2008.

In July 2008, Steven B. Rash, our former Chief Executive Officer, pledged 14,048,369 shares of common stock and 1,500,000 shares of preferred stock as collateral for various convertible promissory notes that we issued.  In September 2008, upon the resignation of Mr. Rash from all positions that he held with us, the 1,500,000 shares of preferred stock automatically converted into 1,500,000 shares of common stock.  During the year ended December 31, 2009, the holders of the notes sold shares of the pledged common stock for aggregate net proceeds of $244,417 and sold the 1,500,000 shares of common stock received upon the conversion of the preferred stock for aggregate net proceeds of $32,141, all of which was applied as a payment towards the notes and accrued interest thereon.

In October 2008, we authorized the issuance of 5,000,000 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, as compensation for services rendered by Ms. Park prior to her appointment as the Company’s Interim Chief Executive Officer.  At the time the shares were authorized for issuance, we did not have enough shares of common stock available to issue to Ms. Park.  In November 2008, we issued a convertible promissory note and a warrant exercisable into shares of common stock to Ms. Park in exchange for the 5,000,000 shares of common stock.  The convertible promissory note had an initial principal amount of $150,000, accrued interest at an annual rate of 12% and was due on November 18, 2009.  The warrant is exercisable into 5,000,000 shares of common stock, has an exercise price of $0.04, and has a term of three years.

In November 2008, we issued a convertible promissory note and a warrant to acquire shares of our common stock to Ira L. Goldknopf, our President and Chief Scientific Officer, to retire all of his outstanding convertible promissory notes and accrued interest thereon in the aggregate amount of $1,100,386.  The convertible promissory note is for a principal amount of $1,189,435, has a term of three years, is convertible into 36,679,533 shares of common stock and accrues interest at an annual rate of 12%.  The warrant is exercisable into 36,598,000 shares of common stock, has an exercise price of $0.04 per share and has a term of three years.

33

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In November 2008, we issued a promissory note to Ira L. Goldknopf, our President and Chief Scientific Officer, in exchange for the transfer by Mr. Goldknopf of shares of common stock to a third party for payment of debt owed by us to the third party.  The note was for a principal amount of $18,927, had an annual interest rate of 6% and was due May 20, 2009.

In January 2009, we issued a convertible promissory note and a warrant to acquire shares of our common stock to Ira L. Goldknopf, our President, Chief Scientific Officer in consideration for the return of 1,200,000 shares of common stock held by Mr. Goldknopf.  The promissory note was for a principal amount of $8,256, had a term of one year, was convertible into 1,200,000 shares of common stock, and accrued interest at an annual rate of 12%.  The warrant is exercisable into 1,200,000 shares of common stock and has an exercise price of $0.04 per share.

In March 2009, we issued 46,910,896 shares of common stock to Dr. Goldknopf to retire the convertible promissory note with an outstanding principal balance of $1,097,940 plus accrued interest and the convertible promissory note with an outstanding balance of $27,185 plus accrued interest.

In March 2009, we issued 9,571,429 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, to retire a convertible promissory note with an outstanding balance of $150,000 and accrued interest of $5,819.  In accordance with the terms of the note, the note was converted into 5,000,000 shares of common stock.  The remaining 4,571,429 shares of common stock were issued to retire the accrued interest on the note.

In June 2009, we issued 7,422,558 shares of common stock to Ira L. Goldknopf, our President and Chief Scientific Officer, in full payment of $92,142 of accrued but unpaid salary and accrued interest due under the Goldknopf Employment Agreement.

In June 2009, we issued 2,960,908 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, in full payment of $40,000 of accrued but unpaid fees due under the Bronco Consulting Agreement.

In June 2009, we issued 780,640 shares of common stock to John P. Ginzler, our Chief Financial Officer, in full payment of $10,000 of accrued but unpaid salary due under the Ginzler Employment Agreement.

34

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements
December 31, 2009 and 2008

In June 2009, we issued a restricted stock award for 12,000,000 shares of common stock and a warrant to acquire 10,000,000 shares of common stock to John P. Ginzler, our Chief Financial Officer, in accordance with the terms of the Ginzler Employment Agreement.  The restricted stock award vests in three equal annual installments commencing June 2, 2010. On December 7, 2009, Mr. Ginzler resigned from all positions with us.  As a result, on that date, the restricted stock award terminated in its entirety.

In December 2009, we issued 15,000,000 shares of common stock to Helen R. Park, our Interim Chief Executive Officer, as a performance bonus in accordance with the terms of the Bronco Consulting Agreement.

Note 11.  Subsequent Events

In February 2010, Transgenomic, Inc. (“Transgenomic”) filed a lawsuit against us in the United States District Court for the District of Nebraska.  The lawsuit contained claims for fraud, breach of contract, slander, libel, and for a declaration of rights under a Collaboration and Exclusive License Agreement, dated January 23, 2009, between the parties.  On April 12, 2010, Power3 filed a Partial Motion to Dismiss Transgenomic’s fraud claim.  This case is currently pending.

In March 2010, we issued 500,000 shares of common stock to a consultant for consulting services.

In March, 2010, Rockmore Investment Master Fund LTD (“Rockmore”) filed a lawsuit against us in the Supreme Court for the State of New York.  The lawsuit contained claims of breach of contract and specific performance.  We have not yet responded to the complaint.  This case is currently pending.

In April 2010, we issued 597,490 shares of common stock to a consultant in full payment of outstanding invoices for services rendered.

In April 2010, Neogenomics, Inc. (“Neogenomics”) filed a lawsuit against us in the Supreme Court of the State of New York.  The lawsuit contained claims for failure to repay the principal amount of, and accrued interest under, a Convertible Debenture, dated April 17, 2009, issued by us in favor of Neogenomics.  We have not yet responded to the complaint.  This case is currently pending.

There have been no additional significant subsequent events through the date these financial statements were issued.

35

ANNEX H

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Enterprise)

Financial Statements
For the Three and Nine Months Ended September 30, 2010 and 2009, and
for the Period Beginning May 18, 2004 (Inception) Through September 30, 2009

Table of Contents

Page

Balance Sheets at September 30, 2010 (unaudited) and December 31, 2009	1

Statements of Operations for the three and nine months ended September 30, 2010 and 2009 (unaudited) and the period beginning May 18, 2004 (inception) through September 30, 2010 (unaudited)	2

Statements of Stockholders’ Deficit for all years subsequent to May 18, 2004 (inception) and the nine months ended September 30, 2010 (unaudited)	3

Statements of Stockholders’ Deficit – Other Equity Items for all years subsequent to May 18, 2004 (inception) and the nine months ended September 30, 2010 (unaudited)	4

Statements of Cash Flows for the nine months ended September 30, 2010 and 2009 (unaudited) and the period beginning May 18, 2004 (inception) through September 30, 2010 (unaudited)	5

Notes to Financial Statements (unaudited)	6

Power3 Medical Products, Inc.
 (A Development Stage Entity)
 Balance Sheets

	September 30,
	2010	December 31,
	(Unaudited)	2009

Assets

Cash and equivalents	$6,319	$-

Total current assets	6,319	-

Property and equipment, net of accumulated depreciation of
$108,345 and $107,581 at September 30, 2010 and
December 31, 2009, respectively	2,244	683
Deposits	11,332	5,000
Other assets	100	100

Total assets	$19,995	$5,783

Liabilities and stockholders’ deficit

Accounts payable	$1,213,217	$999,631
Accounts payable – related party	433,406	96,507
Notes payable	68,800	-
Notes payable – in default	451,000	451,000
Notes payable – related party	15,000	15,000
Convertible debentures – in default	351,255	351,255
Convertible debentures, net of unamortized discount of $-0-
and $21,621 at September 30, 2010 and December 31, 2009,
respectively	50,000	28,379
Convertible debentures – related party	30,000	30,000
Derivative liabilities	2,457,358	14,456,424
Other current liabilities	760,296	593,891

Total current liabilities	5,830,332	17,022,087

Total liabilities	5,830,332	17,022,087

Stockholders’ deficit:

Preferred Stock – $0.001 par value: 50,000,000 shares authorized;
1,500,000 shares issued and outstanding as of September 30,
2010 and December 31, 2009, respectively	1,500	1,500
Common Stock – $0.001 par value: 600,000,000 shares authorized;
471,237,565 and 434,167,000 shares issued and outstanding as
of September 30, 2010 and December 31, 2009, respectively	471,237	434,167
Additional paid-in capital	72,899,791	71,984,083
Treasury stock	(16,000)	(16,000)
Common stock payable	135,000	135,000
Deficit accumulated during development stage	(67,620,365)	(77,873,554)
Deficit accumulated before entering development stage	(11,681,500)	(11,681,500)

Total stockholders’ deficit	(5,810,337)	(17,016,304)

Total liabilities and stockholders’ deficit	$19,995	$5,783

The accompanying notes are an integral part of these financial statements

1

 Power3 Medical Products, Inc.
 (A Development Stage Entity)
 Statements of Operations (Unaudited)

					Period From
					May 18, 2004
	For the Three Months Ended		For the Nine Months Ended		Through
	September 30,		September 30,		September 30,
	2010	2009	2010	2009	2010

Net revenue	$-	$41,337	$-	$209,814	$542,249
					-
Operating expenses:					-
Employee compensation and benefits	33,147	117,429	113,785	393,723	31,531,364
Professional and consulting fees	654,920	382,533	1,153,419	1,007,868	17,382,188
Impairment of goodwill	-	-	-	-	13,371,776
Other selling, general and administrative expenses	95,028	65,753	394,684	216,287	2,581,005

Total operating expenses	783,095	565,715	1,661,888	1,617,878	64,866,333

Loss from operations	(783,095)	(524,378)	(1,661,888)	(1,408,064)	(64,324,084)

Other income (expense):
Derivative gain (loss)	1,418,710	(9,211,930)	11,999,065	(9,368,581)	5,976,117
Gain on legal settlement	-	-	-	-	36,764
Interest income	-	-	-	-	7,867
Gain (loss) on settlement of debt	-	(82,599)	-	(1,090,628)	1,582,872
Interest expense	(23,782)	(53,662)	(83,988)	(368,497)	(5,763,282)
Mandatory prepayment penalty	-	-	-	-	(420,000)
Other income/(expense)	-	-	-	-	(194,886)

Total other income/(expense)	1,394,928	(9,348,191)	11,915,077	(10,827,706)	1,225,452

Net income (loss)	611,833	(9,872,569)	10,253,189	(12,235,770)	(63,098,632)

Deemed dividend	-	(13,012)	-	(47,115)	(1,140,760)

Net income (loss) attributable to common stockholders	$611,833	$(9,885,581)	$10,253,189	$(12,282,885)	$(64,239,392)

Net income (loss) per share - basic	$0.00	$(0.03)	$0.02	$(0.05)

Net income (loss) per share - diluted	$0.00	$(0.03)	$0.02	$(0.05)

Weighted average number of shares
outstanding - basic	468,521,746	385,487,654	449,898,509	267,016,937

Weighted average number of shares
outstanding - diluted	469,832,091	385,487,654	459,768,500	267,016,937

The accompanying notes are an integral part of these financial statements

2

Power3 Medical Products, Inc.
(A Development Stage Entity)
Statement of Stockholders’ Deficit (Unaudited)

					Additional
	Common Stock		Preferred Stock		Paid-in	Other Equity	Accumulated
	Shares	Par Value	Shares	Par Value	Capital	Items (1)	Deficit	Total
Balances as of Beginning of
Development Stage -- May 18, 2004	14,407,630	$14,407	3,870,000	$3,870	$14,225,974	$-	$(11,681,500)	$2,562,751
								-
Issued shares for compensation	27,945,000	27,945	-	-	25,423,555	(25,451,500)	-	-
Issued shares for services	4,910,000	4,910	-	-	4,850,090	(535,000)	-	4,320,000
Issued shares for acquisition
of equipment	15,000,000	15,000	-	-	13,485,000	-	-	13,500,000
Stock option expense	-	-	-	-	626,100	(626,100)	-	-
Issued shares for cash	242,167	242	-	-	314,575	-	-	314,817
Cancelled shares per
cancellation agreement	(160,000)	(160)	-	-	(71,840)	-	-	(72,000)
Issued shares to convert Series A perferred shares to common shares	3,000,324	3,001	(3,870,000)	(3,870)	3,377,974	-	(3,380,975)	(3,870)
Stock based compensation	-	-	-	-	-	8,311,012	-	8,311,012
Net reclassification of
derivative liabilities	-	-	-	-	(3,347,077)	-	-	(3,347,077)
Net loss (from May 18, 2004 to
December 31, 2004)	-	-	-	-	-	-	(15,236,339)	(15,236,339)

Balance at December 31, 2004	65,345,121	65,345	-	-	58,884,351	(18,301,588)	(30,298,814)	10,349,294

Cancelled shares returned
from employee	(1,120,000)	(1,120)	-	-	(1,307,855)	-	-	(1,308,975)
Issued shares for compensation	140,000	140	-	-	41,860	-	-	42,000
Issued shares for services	850,000	850	-	-	155,150	-	-	156,000
Amortize deferred
compensation expense	-	-	-	-	-	13,222,517	-	13,222,517
Net loss	-	-	-	-	-	-	(27,134,865)	(27,134,865)

Balance at December 31, 2005	65,215,121	65,215	-	-	57,773,506	(5,079,071)	(57,433,679)	(4,674,029)

Issued shares for services	2,449,990	2,449	-	-	311,865	-	-	314,314
Issued shares for cash	2,452,746	2,452	-	-	222,548	-	-	225,000
Issued shares for compensation	1,253,098	1,254	-	-	176,763	-	-	178,017
Adoption of FAS 123R	-	-	-	-	(475,324)	475,324	-	-
Amortize deferred compensation expense	-	-	-	-	-	4,603,747	-	4,603,747
Net loss	-	-	-	-	-	-	(6,415,969)	(6,415,969)

Balance at December 31, 2006	71,370,955	71,370	-	-	58,009,358	-	(63,849,648)	(5,768,920)

Issued shares for services	1,810,000	1,810	-	-	282,390	-	-	284,200
Issued shares for conversion of debt	22,265,224	22,264	-	-	606,412	-	-	628,676
Issued shares for warrants exercised	5,270,832	5,272	-	-	336,396	-	-	341,668
Issued shares for cash	7,630,625	7,632	-	-	992,818	-	-	1,000,450
Placement agent fees	-	-	-	-	(58,500)	-	-	(58,500)
Stock received	-	-	-	-	100	-	-	100
Unreturned shares	5,000	5	-	-	4,495	-	-	4,500
Deemed dividend	-	-	-	-	17,635	-	(17,635)	-
Net loss	-	-	-	-	-	-	(5,216,288)	(5,216,288)

Balance at December 31, 2007	108,352,636	108,353	-	-	60,191,104	-	(69,083,571)	(8,784,114)

Common stock issued for services	7,482,910	7,483	-	-	584,858	-	-	592,341
Common stock issued for cash	7,492,875	7,493	-	-	639,911	-	-	647,404
Common stock issued for
conversion of debt	22,172,536	22,173	-	-	1,568,626	-	-	1,590,799
Common stock issued for lawsuit settlement	325,000	325	-	-	30,550	-	-	30,875
Issued shares for payables	2,133,333	2,133	-	-	186,867	-	-	189,000
Common stock held in escrow	2,000,000	2,000	-	-	18,000	(20,000)	-	-
Preferred stock issued for services	-	-	1,500,000	1,500	357,000	-	-	358,500
Deemed dividends	-	-	-	-	12,071	-	(12,071)	-
Loss on related party debt
conversion	-	-	-	-	(89,049)	-	-	(89,049)
Common stock payable	-	-	-	-	-	123,286	-	123,286
Net loss	-	-	-	-	-	-	(136,784)	(136,784)

Balance at December 31, 2008	149,959,290	149,960	1,500,000	1,500	63,499,938	103,286	(69,232,426)	(5,477,742)

Common stock issued for
conversion of debt	150,701,039	150,701	-	-	2,154,621	(82,944)	-	2,222,378
Common stock payable	-	-	-	-	-	116,000	-	116,000
Common stock issed upon exercise of warrants	11,789,509	11,790	-	-	267,042	-	-	278,832
Common stock issued for services	112,201,562	112,201	-	-	4,403,503	(14,286)	-	4,501,418
Common stock issued for cash	11,515,600	11,516	-	-	73,640	-	-	85,156
Return of common stock held in escrow	(800,000)	(800)	-	-	800	-	-	-
Deemed dividends			-	-	1,111,054	-	(1,111,054)	-
Release of common stock held in escrow			-	-	20,000	4,000	-	24,000
Common stock rescinded for debt	(1,200,000)	(1,200)	-	-		(7,056)	-	(8,256)
Common stock contributed for debt payment	-	-	-	-	276,558	-	-	276,558
Options issued for services	-	-	-	-	176,927	-	-	176,927
Net loss	-	-	-	-	-	-	(19,211,574)	(19,211,574)

Balance at December 31, 2009	434,167,000	434,167	1,500,000	1,500	71,984,083	119,000	(89,555,054)	(17,016,304)

Common stock issued upon exercise of warrants	36,799,358	36,799	-	-	197,735	-	-	234,534
Common stock issued for services	12,573,456	12,573	-	-	495,671	-	-	508,244
Vesting of common stock issued for services	-	-	-	-	210,000	-	-	210,000
Common stock rescinded or canceled	(12,302,249)	(12,302)	-	-	12,302	-	-	-
Net income	-	-	-	-	-	-	10,253,189	10,253,189

Balance at September 30, 2010	471,237,565	$471,237	1,500,000	$1,500	$72,899,791	$119,000	$(79,301,865)	$(5,810,337)

(1) A more detailed description of the items comprising “Other Equity Items” is set forth herein following this Statement of Stockholders’ Deficit.

The accompanying notes are an integral part of these financial statements

3

Power3 Medical Products, Inc.
 (A Development Stage Entity)
 Statements of Stockholders Deficit -- Other Equity Items (Unaudited)

	Deferred Compensation Expense	Treasury Stock	Stock Held in Escrow	Common Stock Payable	Total

Balances as of beginning of development stage
May 18, 2004	$-	$-	$-	$-	$-

Issued shares for compensation	(25,451,500)	-	-	-	(25,451,500)
Issued shares for services	(535,000)	-	-	-	(535,000)
Stock option expense	(626,100)	-	-	-	(626,100)
Stock based compensation	8,311,012	-	-	-	8,311,012

Balance at December 31, 2004	(18,301,588)	-	-	-	(18,301,588)

Amortize deferred compensation expense	13,222,517	-	-	-	13,222,517

Balance at December 31, 2005	(5,079,071)	-	-	-	(5,079,071)

Adoption of FAS 123R	475,324	-	-	-	475,324
Amortize deferred compensation expense	4,603,747	-	-	-	4,603,747

Balance at December 31, 2006	-	-	-	-	-

Balance at December 31, 2007	-	-	-	-	-

Stock held in escrow	-	-	(20,000)	-	(20,000)
Common stock payable	-	-	-	123,286	123,286

Balance at December 31, 2008	-	-	(20,000)	123,286	103,286

Common stock issued for conversion of debt	-	7,056	-	(90,000)	(82,944)
Common stock payable	-	-	-	116,000	116,000
Common stock issued for services	-	-	-	(14,286)	(14,286)
Return of common stock held in escrow	-	(16,000)	16,000	-	-
Release of common stock held in escrow	-	-	4,000	-	4,000
Common stock rescinded for debt	-	(7,056)	-	-	(7,056)

Balance at December 31, 2009	-	(16,000)	-	135,000	119,000

Balance at September 30, 2010	$-	$(16,000)	$-	$135,000	$119,000

The accompanying notes are an integral part of these financial statements

4

Power3 Medical Products, Inc.
 (A Development Stage Entity)
 Statements of Cash Flows

			Period From
			May 18, 2004
			Through
	For the Nine Months Ended		September
	September 30,		30,
	2010	2009	2010
			(unaudited)

Cash flows from operating activities

Net income (loss)	$10,253,189	$(12,235,770)	$(63,098,632)
Adjustments to reconcile net income (loss) to net cash
used in operating activities:
(Gain) loss on conversion of financial instruments	-	1,090,628	(1,579,670)
Impairment of goodwill	-	-	13,371,776
Impairment of intangible assets	-	-	179,788
Loss on previously capitalized lease	-	-	34,243
Amortization of debt discounts and deferred finance costs	21,621	234,021	4,005,435
Change in derivative liability, net of bifurcation	(11,999,066)	9,368,581	(4,822,217)
Stock issued for compensation and services	718,245	947,679	38,883,262
Debt issued for compensation and services	-	-	1,028,927
Stock issued for settlement of lawsuit	-	-	30,875
Depreciation expense	764	12,008	108,346
Release of stock held in escrow	-	24,000	24,000
Other non-cash items	-	-	(34,933)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	-	(1,431)	186,084
Deposits and other assets	(6,332)	(254)	17,265
Accounts payable and other liabilities	716,889	413,256	4,097,563

Net cash used in operating activities	(294,690)	(147,282)	(7,567,888)

Cash flows from investing activities

Increase in property and equipment	(2,325)	(52,500)	(144,833)
Increase in other assets	-	-	(179,786)

Net cash used in investing activities	(2,325)	(52,500)	(324,619)

Cash flows from financing activities

Proceeds from sale of common stock	-	85,156	2,349,327
Borrowings on notes payable – related party	-	20,000	95,376
Borrowings on notes payable	68,800	50,000	3,907,230
Principal payments on notes payable – related party	-	-	(47,300)
Principal payments on notes payable	-	-	(122,478)
Proceeds from exercise of warrants	234,534	-	513,366
Proceeds from issuance of convertible debt, warrants,
and rights net of issuance cost	-	74,666	1,200,709

Net cash provided by financing activities	303,334	229,822	7,896,230

Net increase (decrease) in cash and equivalents	6,319	30,040	3,723
Cash and equivalents, beginning of period	-	8,331	2,596

Cash and equivalents, end of period	$6,319	$38,371	$6,319

Supplemental disclosure of cash flow information

Cash paid for interest	-	-	59,840
Cash paid for income taxes	-	-	-

Schedule of non-cash financing activities

Stock for conversion of debt – related party	-	1,047,794	2,227,759
Stock for subscriptions receivable	-	-	-
Warrants exercised for subscriptions receivable	-	4,166	-
Stock issued for common stock payable	-	112,286	-
Exchange of debt – related party	-	-	214,075
Exchange of convertible notes for stock	-	-	2,525,070
Stock issued for services and settlement of payables	718,245	-	1,496,919
Deemed dividend	-	47,115	1,140,760
Exchange of convertible preferred stock for common stock	-	-	3,380,975
Preferred stock issued for payables	-	-	358,500
Stock held in escrow	-	-	20,000
Stock contributed for debt payment	-	276,558	276,558
Return of stock held in escrow	-	16,800	16,800
Cashless exercise of warrants	32,374	133	32,507
Stock rescinded for debt	-	8,256	8,256
Stock rescinded or canceled	12,302	-	12,302

 The accompanying notes are an integral part of these  financial statements

5

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 1.  Description of Business

Power3 Medical Products, Inc. (the “Company”) was incorporated in the State of Florida as “Sheffield Acres, Inc.” on May 15, 1992, and merged into a New York corporation named “Surgical Safety Products, Inc.” in 1994. On September 12, 2003, Surgical Safety Products, Inc. amended its Certificate of Incorporation to change its name to “Power3 Medical Products, Inc.”  The Company became a development stage company on May 18, 2004, when it completed the acquisition of certain intellectual property assets from Advanced Bio/Chem, Inc. and began focusing on research and development relating to those assets.  The Company currently focuses on the development of its intellectual properties by focusing on disease diagnosis, protein and biomarker identification and early detection indicators in the areas of cancers, neurodegenerative and neuromuscular diseases, as well as other scientific areas of interest associated with protein biomarkers.

The Company has developed a portfolio of products including BC-SeraPro™, a proteomic blood serum test for the early detection of breast cancer, and NuroPro®, a serum test for the detection of neurodegenerative diseases including Alzheimer’s, Parkinson’s and ALS diseases.  These products are designed to analyze proteins and their mutations to assess an individual’s risk for developing disease later in life or a patient’s likelihood of responding to a particular drug, assess a patient’s risk of disease progression and disease recurrence, and measure a patient’s exposure to drug therapy to ensure optimal dosing and reduced drug toxicity. Future products and services are expected to originate from the Company’s internal research and development programs, collaborative efforts and alliances with third parties, and acquisitions of complementary technologies and businesses.  The Company intends to continue entering into collaboration and licensing agreements with biotechnology companies, academic and research institutions, and other organizations that have the ability to market and sell the Company’s products in return for licensing fees, royalties and milestone payments.

Note 2.  Basis of Presentation and Going Concern

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in conformity with the instructions to Form 10-Q and Article 8-03 of Regulation S-X and the related rules and regulations of the Securities and Exchange Commission (the “SEC”).  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, the disclosures included in these financial statements are adequate to make the information presented not misleading.

6

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 2.  Basis of Presentation and Going Concern (Continued)

The unaudited financial statements included in this document have been prepared on the same basis as the annual financial statements and in management’s opinion, reflect all adjustments, including normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the interim periods presented. The unaudited financial statements should be read in conjunction with the audited financial statements and the notes thereto for the year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K.  The results of operations for the three- and nine- month periods ended September 30, 2010 are not necessarily indicative of the results that the Company will have for any subsequent quarter or full fiscal year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.  Certain amounts in the financial statements for 2009 have been reclassified to conform to the 2010 presentation.  These reclassifications did not result in any change to the previously reported total assets, net loss or stockholders’ deficit.

As of September 30, 2010, the Company’s significant accounting policies and estimates, and applicable recent accounting policies, which are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, have not changed materially.

Going Concern

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has historically incurred significant losses, which raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

7

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 3.  Net Income (Loss) Per Share

Basic income (loss) per share is based on the weighted average number of shares of the Company’s common stock outstanding during the applicable period, and is calculated by dividing the reported net income (loss) for the applicable period by the weighted average number of shares of common stock outstanding during the applicable period.   The Company calculates diluted income (loss) per share by dividing the reported net income (loss) for the applicable period by the weighted average number of shares of common stock outstanding during the applicable period as adjusted to give effect to the exercise of all potentially dilutive warrants outstanding at the end of the period.

A total of 70,947,707 and 37,323,899 shares of common stock underlying warrants that were outstanding on September 30, 2010 have been excluded from the computation of diluted earnings per share for the three- and nine-month periods ended September 30, 2010 because the exercise price was greater than the average market price of the Company’s common stock during these periods.  A total of 2,000,000 and 35,623,808 shares of common stock underlying warrants that were outstanding on September 30, 2010 have been included in the computation of diluted earnings per share for the three- and nine-month periods ended September 30, 2010 because the exercise price was less than the average market price of the Company’s common stock during these periods.  Application of the treasury stock method resulted in dilution of 2,000,000 and 35,623,808 shares of common stock for the three- and nine-month periods ended September 30, 2010, but had no effect on net income per share.

All of the 122,827,446 shares of common stock underlying warrants that were outstanding on September 30, 2009, have been excluded from the computation of diluted earnings per share for the three- and nine-month periods ended September 30, 2009 because they are anti-dilutive.  As a result, basic loss per share was equal to diluted loss per share for the three- and nine- month periods ended September 30, 2009.

8

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 4.  Property and Equipment

Property and equipment consisted of the following at September 30, 2010 and December 31, 2009:

Asset	September 30, 2010	December 31, 2009

Computers and Related Devices	$18,209	$15,884
Less: Accumulated Depreciation	(15,964)	(15,201)
Total	2,244	683

Lab Equipment	92,380	92,380
Less: Accumulated Depreciation	(92,380)	(92,380)
Total	-0-	-0-

Total Property and Equipment, Net	$2,244	$683

Note 5.  Other Current Liabilities

Other current liabilities consisted of the following at September 30, 2010 and December 31, 2009:

Liability	September 30, 2010	December 31, 2009
Accrued interest and interest payable	$386,471	$312,252
Accrued payroll taxes	23,183	21,464
Accrued compensation and salaries payable	348,831	258,364
Other accrued expenses and liabilities	1,811	1,811
Total	$760,296	$593,891

9

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 6.  Derivative Liabilities

The Company’s derivative liabilities were $2,457,358 and $14,456,424 at September 30, 2010 and December 31, 2009, respectively.  The Company recognized gains of $1,418,710 and $11,999,065 for derivative liabilities for the three- and nine- month periods ended September 30, 2010, respectively, compared to losses of $9,211,930 and $9,368,581 for derivative liabilities for the three- and nine- month periods ended September 30, 2009, respectively.  The derivative gains recognized during the three- and nine-month periods ended September 30, 2010 were due primarily to a decrease of the Company’s stock price during 2010.

The components of derivative financial instruments on the Company’s balance sheet at September 30, 2010 and December 31, 2009 are as follows:

	September 30, 2010	December 31, 2009

Common stock warrants	$1,484,232	$10,267,167
Embedded conversion features – convertible promissory notes and debentures	973,126	4,189,257
Total	$2,457,358	$14,456,424

During the three months ended June 30, 2010, the Company changed the method by which it valued the conversion features in its convertible notes by switching from the binomial lattice valuation model to the Black-Scholes pricing model.  As a result, the conversion features in the Company’s convertible notes were valued under the binomial lattice valuation model at December 31, 2009, and were valued under the Black-Scholes pricing model at September 30, 2010.  This change has been deemed by the Company to be a change in accounting estimate.

10

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 7.  Commitments and Contingencies

Litigation

In September 2008, the Company entered into an Arbitration Agreement with Steven Rash in connection with his agreement to resign as the Company’s Chief Executive Officer.  The parties agreed to arbitrate claims for wages and other compensation due, breach of contracts or covenants, and benefits.  The Company agreed to arbitrate Mr. Rash’s claims for wages of $36,031 and its claims for embezzlement, fraud and breach of contract by Mr. Rash.  As of September 30, 2010, arbitration had not been initiated by either party. The Company does not believe a material loss is probable at this time.

In March 2009, McLennon Law Corporation filed a law suit against the Company in the Superior Court of the State of California in and for the County of San Francisco for breach of contract for approximately $117,000 of accrued but unpaid attorney fees.  In July 2010, a judgment was entered against us for the full amount of unpaid attorney fees and interest and the law suit was terminated.

In September 2009, one of the Company’s former employees attempted to convert a $30,000 convertible promissory note plus interest into shares of the Company’s common stock.  The Company is disputing the amount, if any, that is due to the former employee under the note.  As of September 30, 2010, the note had not been converted.  In December 2009, the former employee filed a law suit against the Company seeking damages and specific performance.  In August 2010, the Company filed an amended answer and counterclaims against the former employee for breach of fiduciary duty and fraud. The Company does not believe a material loss is probable at this time.

In February 2010, Transgenomic, Inc. (“Transgenomic”) filed a lawsuit against the Company in the United States District Court for the District of Nebraska.  The lawsuit contained claims for fraud, breach of contract, libel and slander, and sought a declaration of rights under the Collaboration and Exclusive License Agreement, dated January 23, 2009, between the parties.  In April 2010, the Company filed a partial motion to dismiss Transgenomic’s fraud claim.  In June 2010, the Company filed a lawsuit against Transgenomic in the District Court of Montgomery County, Texas, 359th Judicial District.  The lawsuit contained claims for trade secret misappropriation, breach of contract, misappropriation, conversion, unjust enrichment, quantum meruit and promissory estoppel as well as a request for injunctive relief.  In July 2010, the Company filed a non-suit to dismiss the case that we filed against Transgenomic in Texas without prejudice.  As of September 30, 2010, the Company intended to re-file the claims against Transgenomic in the United States District Court for the District of Nebraska as counterclaims accompanying its response to the claims filed by Transgenomic. The Company does not believe a material loss is probable at this time.

11

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 7.  Commitments and Contingencies (Continued)

In March 2010, Rockmore Investment Master Fund LTD (“Rockmore”) filed a lawsuit against the Company in the Supreme Court for the State of New York.  The lawsuit contained claims for breach of contract and specific performance related to a convertible debenture and common stock warrant previously issued by the Company to Rockmore.  In September 2010, Rockmore filed a motion for summary judgment and injunction regarding its claims. The Company does not believe a material loss is probable at this time.

In April 2010, the Company filed a lawsuit against Richard Kraniak and Roger Kazanowski (“Kraniak and Kazanowski”) in the United States District Court for the Southern District of Texas, Houston Division.  The lawsuit contained claims for violations of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  In May 2010, Kraniak and Kazanowski filed a motion to dismiss the lawsuit.  In June 2010, the Company filed a response to Kraniak and Kazanowski’s motion to dismiss as well as a first amended complaint against Kraniak and Kazanowski.  In July 2010, Kraniak and Kazanowski filed counterclaims against the Company in the United States District Court for the Southern District of Texas, Houston Division.  The counterclaims contained claims for breach of contract, misrepresentation, civil conspiracy and defamation.  In July 2010, the Company filed an answer to the counterclaims denying each of the alleged claims. The Company does not believe a material loss is probable at this time.

In April 2010, Neogenomics, Inc. (“Neogenomics”) filed a lawsuit and motion for summary judgment against the Company in the Supreme Court of the State of New York.  The lawsuit contained claims of breach of contract and specific performance related to a convertible debenture previously issued by the Company to Neogenomics.  In May 2010, the Company filed a response to the motion for summary judgment. The Company does not believe a material loss is probable at this time.

In April 2010, Lucas Associates, Inc. filed a lawsuit against the Company in the District Court of Montgomery County, Texas, 359th Judicial District.  The lawsuit contained claims for breach of contract, quantum meruit and fraud related to allegations that the Company failed to pay them a finder’s fee in connection with the hiring of John Ginzler as the Company’s Chief Financial Officer in 2009.  In June 2010, the Company filed a general denial to the claims alleged in the complaint. The Company does not believe a material loss is probable at this time.

12

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 7.  Commitments and Contingencies (Continued)

In April 2010, John Ginzler filed a lawsuit against the Company in the District Court of Montgomery County, Texas, 359th Judicial District.  The lawsuit contained claims for breach of contract related to an employment agreement entered into between him and the Company.  In June 2010, the Company filed a general denial to the claims alleged in the complaint.  As of September 30, 2010, the case was pending. The Company does not believe a material loss is probable at this time.

In May 2010, the Company filed a lawsuit against Able Income Fund LLC (“Able Income Fund”) in the United States District Court for the Southern District of Texas, Houston Division.  The lawsuit contained claims for violations of the Securities Act and the Exchange Act.  In July 2010, Able Income Fund filed a lawsuit against the Company in the Supreme Court of the State of New York.  The lawsuit contained claims for breach of contract and specific performance related to two convertible debentures previously issued by the Company to Able Income Fund.  In September 2010, the Company filed a motion to dismiss Able Income Fund’s lawsuit. The Company does not believe a material loss is probable at this time.

Employment and Consulting Agreements

On June 1, 2009, the Company entered into an Amended and Restated Consulting Agreement with Bronco Technology, Inc.  Under the terms of the agreement, Ms. Park agreed to continue to serve as the Company’s Interim Chief Executive Officer until May 31, 2011.   In consideration for Ms. Park’s services, the Company agreed to pay Bronco Technology, Inc. $8,334 per month, subject to annual review by the Company’s board of directors or compensation committee of the board of directors, if any.  The Company also agreed to pay Bronco Technology a cash commission payment of an amount equal to one percent (1.0%), but not to exceed $5,000 per month, of the royalties received by the Company from the sale of certain of its products through license agreements signed during the term of the agreement.

Effective May 17, 2009, the Company entered into an Amended and Restated Employment Agreement with Dr. Ira L. Goldknopf to continue serving as the Company’s President and Chief Scientific Officer.  The agreement is for a three-year term.  The Company agreed to pay Dr. Goldknopf an annual base salary of $100,000 through May 31, 2009, and an annual base salary of $125,000 for the remainder of the term, subject to annual review by the Company’s board of directors or compensation committee of the board of directors, if any.  The Company also agreed to pay Mr. Goldknopf a cash bonus of $1,000 for each publication authored or co-authored by Dr. Goldknopf and published in a scientific or professional journal that provides value to the Company.

13

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

 Note 8.  Common Stock and Preferred Stock

The Company’s authorized capital consisted of 600,000,000 shares of common stock, $0.001 par value per share, at September 30, 2010 and December 31, 2009, respectively, and 50,000,000 shares of preferred stock, $0.001 par value per share, at September 30, 2010 and December 31, 2009, respectively.  There were 471,237,565 and 434,167,000 shares of common stock outstanding at September 30, 2010 and December 31, 2009, respectively, and 1,500,000 shares of preferred stock outstanding at September 30, 2010 and December 31, 2009, respectively.

In January 2010, the Company issued 409,906 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $65,175, all of which was recognized as expense during the nine months ended September 30, 2010.

In January and February 2010, the Company issued a total of 4,425,166 shares of common stock to accredited investors upon the exercise of outstanding warrants for aggregate gross proceeds of $234,534.

In March 2010, the Company issued 500,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $23,750, all of which was recognized as expense during the nine months ended September 30, 2010.

In March 2010, the Company issued 197,490 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $9,282, all of which was recognized as expense during the nine months ended September 30, 2010.

In April 2010, the Company issued 400,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $16,000, all of which was recognized as expense during the nine months ended September 30, 2010.

14

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 8.  Common Stock and Preferred Stock (Continued)

In May 2010, the Company issued a total of 32,374,192 shares of common stock to accredited investors upon the exercise of outstanding warrants.  The warrants were exercised in accordance with cashless exercise provisions contained in the warrants.  As a result, the Company received no proceeds from the exercise of the warrants.

In May 2010, the Company issued 7,625,808 shares of common stock to consultants for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultants agreed to receive the shares for total consideration of $305,032, all of which was recognized as expense during the nine months ended September 30, 2010.

In August 2010, the Company issued 1,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $28,000, all of which was recognized as expense during the three months ended September 30, 2010.

In August 2010, the Company issued 440,252 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $11,006, all of which was recognized as expense during the three months ended September 30, 2010.

In September 2010, the Company issued 2,000,000 shares of common stock to a consultant for consulting services.  The shares were valued at the closing price of the Company’s common stock on the date the consultant agreed to receive the shares for total consideration of $50,000, all of which was recognized as expense during the three months ended September 30, 2010.

During the nine months ended September 30, 2010, the Company rescinded and canceled a total of 12,302,249 shares of common stock that had been issued under restricted stock awards that had terminated in accordance with the terms of the awards.

15

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 9.  Stock Options and Warrants

The Company did not issue any stock options or warrants during the three- and nine- month periods ended September 30, 2010, and no stock options were outstanding at September 30, 2010 and December 31, 2009.  Warrants exercisable into a total of 72,947,707 and 131,323,437 shares of the Company’s common stock were outstanding on September 30, 2010 and December 31, 2009, respectively.  The weighted average exercise price of the warrants outstanding on September 30, 2010 and December 31, 2009 was $0.05.  The Company estimates the fair value of its warrants on the date of grant by using the Black-Scholes pricing model in accordance with the provisions of ASC 718.  Under the Black-Scholes pricing model, the Company used the following weighted-average assumptions to determine the fair value of the warrants issued: a dividend yield of zero percent, a historical volatility of 265%, a risk-free interest rate of 0.5% and a remaining contractual life of 2.11 years.

During the nine months ended September 30, 2010, the Company issued a total of 36,799,358 shares of common stock to warrant holders upon the exercise of outstanding warrants for total cash proceeds of $234,534.  The average exercise price of the warrants exercised was $0.005 per share.

Note 10.  Promissory Notes and Debentures

During the three- and nine-month periods ended September 30, 2010, Rozetta-Cell Life Sciences, Inc., a Nevada corporation that the Company is proposing to acquire (“Rozetta-Cell”), made loans to the Company for a total of $68,800.  The loans are interest free and payable on demand.

The carrying values of the Company’s notes payable, net of unamortized discounts, amounted to $534,800 and $466,000 at September 30, 2010 and December 31, 2009, respectively, as follows.

	September 30, 2010	December 31, 2009

Notes Payable	$68,800	$-0-

Notes Payable – in Default	451,000	451,000

Notes Payable – Related Party	15,000	15,000

Total Notes Payable, Net of Discount	$534,800	$466,000

16

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 10.  Promissory Notes and Debentures (Continued)

The carrying values of the Company’s convertible debentures, net of unamortized discounts, amounted to $431,255 and $409,634 at September 30, 2010 and December 31, 2009, respectively, as follows.

	September 30, 2010	December 31, 2009

Convertible Debentures	$50,000	$50,000
Less: Unamortized Discount	-0-	(21,621)
Total	50,000	28,379

Convertible Debentures – in Default	351,255	351,255

Convertible Debentures – Related Party	30,000	30,000

Total Convertible Debentures, Net of Unamortized Discount	$431,255	$409,634

Note 11. Acquisition of StemTroniX

In May 2010, the Company elected to terminate the Agreement and Plan of Merger (the “StemTroniX Merger Agreement”) by and among the Company, Power3 Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, and StemTroniX, Inc., a Texas corporation.  The Company did not incur any penalties in connection with its decision to terminate the StemTroniX Merger Agreement.

17

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 12.  Acquisition of Rozetta-Cell

On September 7, 2010, the Company entered into an Agreement and Plan of Merger (the “Rozetta-Cell Merger Agreement”) by and between the Company and Rozetta-Cell pursuant to which Rozetta-Cell will merge with and into the Company, the separate corporate existence of Rozetta-Cell will cease, and the Company will continue as the surviving company (the “Merger”).

Subject to the terms and conditions of the Rozetta-Cell Merger Agreement, which has been approved by the boards of directors of both the Company and Rozetta-Cell, if the Merger is completed, each outstanding share of Rozetta-Cell common stock will be converted into the right to receive ten (10) shares of the Company’s common stock, subject to certain adjustments as provided in the Rozetta-Cell Merger Agreement.

The Rozetta-Cell Merger Agreement contains customary representations and warranties of the Company and Rozetta-Cell, covenants of Rozetta-Cell to conduct its business in the ordinary course until the Merger is consummated, and covenants of Rozetta-Cell to not take certain actions until the Merger is consummated.  Rozetta-Cell has also agreed to not solicit proposals relating to business combination transactions with other parties or enter into discussions concerning any proposals for business combination transactions with other parties.

Consummation of the Merger is subject to certain customary conditions, including, among others, the approval of the Merger by the shareholders of Rozetta-Cell, the approval of the issuance of Company common stock in connection with the Merger by the shareholders of the Company, the approval of an amendment to the certification of incorporation of the Company by the shareholders of the Company to increase the number of shares of common stock authorized for issuance to that number of shares necessary to ensure that an adequate number of shares is available for issuance to the shareholders of Rozetta-Cell, the receipt of any required governmental approvals and expiration of applicable waiting periods, the accuracy of the representations and warranties of the Company and Rozetta-Cell (generally subject to a material adverse effect standard), and material compliance by the Company and Rozetta-Cell with their respective obligations under the Rozetta-Cell Merger Agreement.

The Rozetta-Cell Merger Agreement contains certain termination rights of the Company and Rozetta-Cell, including the right to terminate the Rozetta-Cell Merger Agreement if the Merger is not completed by December 31, 2010.

18

POWER3 MEDICAL PRODUCTS, INC.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 13.  Subsequent Events

Other than as set forth below, no additional significant subsequent events occurred as of the date these financial statements were issued.

In October 2010, the court granted Rockmore’s motion for summary judgment, but denied its request for an injunction.

In October 2010, the Company filed a second amended complaint against Kraniak and Kazanowski.

In October 2010, the Company issued 1,000,000 shares of common stock to a consultant for consulting services.

19

                                                                                                                                          ANNEX I

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Enterprise)

Financial Statements
For the Period Beginning May 14, 2010 (Date of Inception) Through September 30, 2010
(Unaudited)

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Balance Sheet (Unaudited)

September 30, 2010
Assets

Cash and equivalents	$250
Prepaid rent	6,000
Notes receivable	68,800

Total current assets	75,050

Other assets	-

Total assets	$75,050

Liabilities and stockholders’ deficit

Notes payable -- related party	$69,250

Total current liabilities	69,250

Total liabilities	69,250

Stockholders’ equity

Common Stock – $0.001 par value: 100,000,000 shares authorized, issued and outstanding as of September 30, 2010	100,000
Additional paid-in capital	(94,000)
Deficit accumulated during development stage	(200)

Total stockholders’ equity	5,800

Total liabilities and stockholders’ equity	$75,050

The accompanying notes are an integral part of these financial statements

1

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Statements of Operations (Unaudited)

		Period From
	For the Three	May 14, 2010
	Months Ended	Through
	September 30,	September 30,
	2010	2010

Net revenue	$-	$-

Operating expenses	200	200

Loss from operations	(200)	(200)

Net income (loss) attributable to common stockholders	$(200)	$(200)

Net income (loss) per share - basic	$(0.00)	$(0.00)

Net income (loss) per share - diluted	$(0.00)	$(0.00)

Weighted average number of shares outstanding - basic	100,000,000	100,000,000

Weighted average number of shares outstanding - diluted	100,000,000	100,000,000

The accompanying notes are an integral part of these financial statements

2

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Statement of Stockholders’ Equity (Unaudited)

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Par Value	Capital	Deficit	Total
Balance at Beginning of
Development Stage -- May 14, 2010	-	$-	$-	$-	$-

Shares issued for pre-incorporation services	100,000,000	100,000	(94,000)	-	6,000
Net loss (from May 14, 2010 to September 30, 2010)	-	-	-	(200)	(200)

Balance at September 30, 2010	100,000,000	$100,000	$(94,000)	$(200)	$5,800

The accompanying notes are an integral part of these financial statements

3

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Statement of Cash Flows (Unaudited)

Period From
May 14, 2010
Through
September 30,
2010
(unaudited)

Cash flows from operating activities

Net income (loss)	$(200)
Adjustments to reconcile net income (loss) to net cash
Changes in operating assets and liabilities:
Increase in notes receivable	(68,800)

Net cash used in operating activities	(69,000)

Cash flows from investing activities

Net cash used in investing activities	-

Cash flows from financing activities

Proceeds from notes payable	69,250

Net cash provided by financing activities	69,250

Net increase (decrease) in cash and equivalents	250
Cash and equivalents, beginning of period	-

Cash and equivalents, end of period	$250

Supplemental disclosure of cash flow information

Cash paid for interest	-
Cash paid for income taxes	-

Schedule of non-cash financing activities

The accompanying notes are an integral part of these financial statements

4

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 1.  Description of Business

Rozetta-Cell Life Sciences, Inc. (the “Company”) was incorporated in the State of Delaware as “Consolidated Stem Cell Technologies, Inc.” on May 14, 2010.  On May 27, 2010, the Company amended its certificate of incorporation to change its name to “Bio-Genesis, Inc.”  On July 21, 2010, the Company amended its certificate of incorporation to reincorporate in the state of Nevada and change its name to “Rozetta-Cell Life Sciences Technologies, Inc.”  On July 30, 2010, the Company amended its articles of incorporation to change its name to “Rozetta-Cell Life Sciences, Inc.”

The Company is a medical bio-technology company that concentrates on stem cell therapy using human autologous material.  The Company’s mission is to cure a variety of diseases through the creation of personalized stem cell therapies.  The Company will acquire a patent in the area of stem cell transfusion, stem cell protection during therapy and imaging pre-therapy, during therapy and post-therapy using innovative technologies immediately upon an acquisition of the Company by a publicly-traded company if the acquisition is completed by June 30, 2011.

Note 2.  Significant Accounting Policies

This summary of significant accounting policies is provided to assist the reader in understanding the Company’s financial statements.  The financial statements and notes thereto are representations of the Company’s management.  The Company’s management is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, the disclosures included in these financial statements are adequate to make the information presented not misleading.

5

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

The unaudited financial statements included in this document have been prepared on the same basis as annual financial statements and in management’s opinion, reflect all adjustments, including normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the interim periods presented. The results of operations for the three months ended September 30, 2010 and the period beginning May 14, 2010 (date of inception) and ending September 30, 2010 are not necessarily indicative of the results that the Company will have for any subsequent quarter or full fiscal year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Going Concern

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has historically incurred losses, which raises substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

The Company expects revenue to consist of licensing fees and sample fees that it will receive under licensing agreements that the Company will have with third parties.  The Company recognizes the fees as revenue when persuasive evidence of an arrangement exists, delivery or performance has occurred, the sales price is fixed and determinable, and collectability is reasonably assured in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605.  The Company did not generate any revenue during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

6

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010
Financial Instruments

The Company accounts for its financial instruments in accordance with ASC Topic 825, which requires the disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amounts of the Company’s cash and cash equivalents, accounts payable, accrued liabilities and other short-term liabilities in the consolidated balance sheet approximate their fair value due to the short-tem maturity of these instruments and obligations.  The fair value of related party transactions is not determinable due to their related party nature.

Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Company determines fair value using a fair value hierarchy that distinguishes between market participant assumptions developed based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances and expands disclosure about fair value measurements.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in our principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date, essentially the exit price.

The levels of fair value hierarchy are:

Level 1:  Quoted prices in active markets for identical assets and liabilities at the measurement date.

Level 2:  Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Unobservable inputs for which there is little or no market data available. These inputs reflect management’s assumptions of what market participants would use in pricing the asset or liability.

Level 1 investments are valued based on quoted market prices in active markets and include the Company’s cash equivalent investments. Level 2 investments, which include investments that are valued based on quoted prices in markets that are not active, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, include the Company’s certificates of deposit, corporate bonds and notes, municipal bonds and notes and U.S. government securities.

7

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Company. The Company considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line basis over the estimated useful lives of the related assets.  The cost of major improvements to the Company’s property and equipment are capitalized. The cost of maintenance and repairs that do not improve or extend the life of the applicable assets are expensed as incurred.  When assets are retired or otherwise disposed of, the cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reported in the period realized.

The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.  Recoverability is measured by comparison of the carrying amount of the assets to the future undiscounted net cash flows that the assets are expected to generate.  If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of these assets exceeds the fair value of the assets.

The Company did not have any property and equipment at September 30, 2010.

Stock-Based Compensation

The Company accounts for employee stock-based compensation in accordance with the fair value recognition provisions of ASC Topic 718 (“ASC 718”) using the modified prospective transition method.  Under this method, compensation expense includes: (a) compensation expense for all stock-based payments granted, but not yet vested, as of January 1, 2006 based on the grant-date fair value, and (b) compensation expense for all stock-based payments granted subsequent to January 1, 2006, based on the grant-date fair value.  Such amounts have been reduced by the Company’s estimate of forfeitures of all unvested awards.

8

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

The Company accounts for non-employee stock-based compensation in accordance with ASC 718 and ASC Topic 505 (“ASC 505”).  ASC 718 and ASC 505 require that the Company recognize compensation expense based on the estimated fair value of stock-based compensation granted to non-employees over the vesting period, which is generally the period during which services are rendered by the non-employees.

The Company uses the Black-Scholes pricing model to determine the fair value of the stock-based compensation that it grants to employees and non-employees.  The Company is required to make certain assumptions in connection with this determination, the most important of which involves the calculation of volatility with respect to the price of its common stock.  The computation of volatility is intended to produce a volatility value that is representative of the Company’s expectations about the future volatility of the price of its common stock over an expected term.

The Company did not issue any stock-based compensation to any employees or non-employees during the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

Income Taxes

The Company uses the liability method of accounting for income taxes under which deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized as part of the provision for income taxes in the period that includes the enactment date.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized in the future.

Utilization of net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code of 1986, as amended, as well as similar state and foreign provisions.  These ownership changes may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income and tax, respectively.  Subsequent ownership changes could further affect the limitation in future years.  These annual limitation provisions may result in the expiration of certain net operating losses and credits before utilization.

9

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Cash Equivalents

The Company considers all highly liquid investments with an original maturity of 90 days or less on the date of purchase to be cash equivalents.  There were no cash equivalents as of September 30, 2010.

Recently Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board (“FASB”) issued guidance now codified as ASC Topic 855 (“ASC 855”) which establishes general standards of accounting for, and disclosures of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  ASC 855 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date (i.e., whether that date represents the date the financial statements were issued or were available to be issued). These new provisions are effective for interim or fiscal periods ending after June 15, 2009.  The adoption of these provisions did not have a material impact on the Company’s financial condition and results of operations.

In June 2009, the FASB issued guidance now codified as ASC Topic 105 (“ASC 105”) as the single source of authoritative nongovernmental U.S. GAAP.  ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place. All existing accounting standard documents have been superseded and all other accounting literature not included in the FASB ASC is considered non-authoritative.  These new provisions are effective for interim and annual periods ending after September 15, 2009 and, accordingly, are effective for the Company for the current fiscal reporting period.  The adoption of these provisions did not have an impact on the Company’s financial condition and results of operations.

Note 3.  Net Loss Per Share

Basic net loss per share is based on the weighted average number of shares of the Company’s common stock outstanding during the applicable period, and is calculated by dividing the reported net loss for the applicable period by the weighted average number of shares of common stock outstanding during the applicable period.   The Company calculates diluted net loss per share by dividing the reported net loss for the applicable period by the weighted average number of shares of common stock outstanding during the applicable period as adjusted to give effect to the exercise of all potentially dilutive options, warrants and other convertible securities outstanding at the end of the period.  The Company did not have any options, warrants or other convertible securities outstanding at the end of the period.  As a result, basic loss per share was equal to diluted loss per share for the three months ended September 30, 2010 and the period beginning May 14, 2010 (date of inception) and ending September 30, 2010.

10

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010
Note 4.  Commitments and Contingencies

On September 27, 2010, the Company entered into a lease for its office facility located in The Woodlands, Texas.  The lease is for a term of 24 months commencing September 27, 2010 and ending September 30, 2012 and provides for an annual rental payment of $6,000.  The lease provides the Company with the following two payment options for the first year of the lease: (i) paying $6,000 prior to September 27, 2010 to cover rent and all utilities for the entire term of the lease, or (ii) paying $500 per month for rent and paying for utilities in addition to the rent.  The Company has the same payment options for the second year of the lease.  The Company opted to pay $6,000 prior to October 1, 2010 to cover the first full year of rent.  The payment was recorded as pre-paid expense on the balance sheet as of September 30, 2010.

Note 5.  Capitalization

The Company’s authorized capital consisted of 100,000,000 shares of common stock, $0.001 par value per share, at September 30, 2010, all of which was outstanding at September 30, 2010.  The Company did not issue any stock options, warrants or other securities exercisable or convertible into shares of common stock during the three month period ended September 30, 2010 or the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, and no stock options, warrants or other securities exercisable or convertible into shares of common stock were outstanding at September 30, 2010.

Note 6.  Notes Receivable

During the three-month period ended September 30, 2010 and the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, the Company loaned $68,800 to Power3 Medical Products, Inc. (“Power3”), a publicly-traded New York corporation that is proposing to acquire the Company.  The loans are interest free and payable on demand.

Note 7.  Acquisition by Power3

On September 7, 2010, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Power3 pursuant to which the Company will merge with and into Power3, the separate corporate existence of the Company will cease, and Power3 will continue as the surviving company (the “Merger”).

                Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Power3 and the Company, if the Merger is completed, each outstanding share of Company common stock will be converted into the right to receive ten shares of Power3’s common stock, subject to certain adjustments as provided in the Merger Agreement.

11

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

The Merger Agreement contains customary representations and warranties of Power3 and the Company, covenants of the Company to conduct its business in the ordinary course until the Merger is consummated, and covenants of the Company to not take certain actions until the Merger is consummated.  The Company has also agreed to not solicit proposals relating to business combination transactions with other parties or enter into discussions concerning any proposals for business combination transactions with other parties.

Consummation of the Merger is subject to certain customary conditions, including, among others, the approval of the Merger by the shareholders of the Company, the approval of the issuance of Power3 common stock in connection with the Merger by the shareholders of Power3, the approval of an amendment to the certification of incorporation of Power3 by the shareholders of Power3 to increase the number of shares of common stock authorized for issuance to that number of shares necessary to ensure that an adequate number of shares is available for issuance to the shareholders of the Company, the receipt of any required governmental approvals and expiration of applicable waiting periods, the accuracy of the representations and warranties of Power3 and the Company (generally subject to a material adverse effect standard), and material compliance by Power3 and the Company with their respective obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights of Power3 and the Company, including the right to terminate the Merger Agreement if the Merger is not completed by December 31, 2010.

Note 8.  Notes Payable

During the three-month period ended September 30, 2010 and the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, the Company borrowed $69,250 from an accredited investor.  The loans are interest free and payable on demand.

Note 9.  Related-Party Transactions

During the three-month period ended September 30, 2010 and the period beginning May 14, 2010 (date of inception) and ending September 30, 2010, the Company borrowed $69,250 from Waco Capital Management, Inc.  The loans are interest free and payable on demand.  Waco Capital Management, Inc. beneficially owns 30% of the outstanding common stock of the Company.

12

Rozetta-Cell Life Sciences, Inc.
(A Development Stage Entity)
Notes to Financial Statements (Unaudited)
September 30, 2010

Note 10.  Subsequent Events

Other than as set forth below, no additional significant subsequent events occurred as of the date these financial statements were issued.

Subsequent to September 30, 2010, the Company loaned Power3 approximately $116,450.  The loans are interest free and payable on demand.

Subsequent to September 30, 2010, the Company borrowed approximately $116,450 from an accredited investor.  The loans are interest free and payable on demand.

On December 31, 2010, the Company entered into a First Amendment and Waiver to Agreement and Plan of Merger with Power3 (the “Amendment”) to modify the terms of the Merger Agreement.  Under the terms of the Amendment, the parties agreed to extend the outside date by which the Merger must close to June 30, 2011 and require the conversion of all issued and outstanding shares of Power3 Series B preferred stock into Power3 common stock by the holders thereof subsequent to approval of the Merger by the Power3 shareholders, but prior to completion of the Merger.

13

PRELIMINARY	PRELIMINARY
PROXY	PROXY

POWER3 MEDICAL PRODUCTS, INC.
SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Helen R. Park and Ira L. Goldknopf, and each of them, as proxies and attorneys-in-fact for the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of common stock and Series B Preferred Stock of Power3 Medical Products, Inc. (“Power3”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of Power3 to be held on __________________, 2011, at ___________ a.m. Central Standard Time, at the offices of Power3, 26022 Budde Road, The Woodlands, Texas 77380, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting, upon and in respect of the following proposals and in accordance with the following instructions, with discretionary authority as to any and all other matters unknown a reasonable time before the solicitation that may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A PROPERLY EXECUTED PROXY IS RETURNED AND THE SHAREHOLDER HAS NOT INDICATED HOW THE SHARES ARE TO BE VOTED AT THE MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE CONSIDERED PRESENT AT THE MEETING FOR PURPOSES OF DETERMINING A QUORUM AND WILL BE VOTED “FOR” EACH PROPOSAL PRESENTED AT THE MEETING.

Please mark your votes in blue or black ink as indicated in this example: ☒

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	Proposal to issue shares of Power3 common stock in the merger contemplated by and between Power3 and Rozetta-Cell Life Sciences, Inc., contingent upon approval of Proposal No. 2.	☐	☐	☐	8.
Proposal to remove the provision stating the number of directors of Power3 from the Nevada articles of incorporation so that the number of directors of Power3 will be stated in the Nevada bylaws exclusively, contingent upon approval of Proposal No. 4.
							☐	☐	☐

2.	Proposal to increase the number of shares of common stock authorized for issuance from 600,000,000 to 3,100,000,000, contingent upon approval of Proposal No. 1.	☐	☐	☐

					9.	Proposal to add a provision to the Nevada bylaws fixing the number of directors of Power3 at no less than one director and no more than nine directors, contingent upon approval of Proposal No. 4.	☐	☐	☐
3.	Proposal to change the name of the company from “Power3 Medical Products, Inc.” to “Rozetta-Cell Life Sciences, Inc.”, contingent upon approval of Proposal Nos. 1 & 2.	☐	☐	☐

					10.	Proposal to add a provision to the Nevada bylaws to authorize the board of directors to change the authorized number of directors to a number outside the range specified in the bylaws, contingent upon approval of Proposal No. 4.	☐	☐	☐
4.	Proposal to change Power3’s state of incorporation from New York to Nevada, contingent upon approval of Proposal Nos. 1 & 2.	☐	☐	☐

5.	Proposal to adopt the Power3 Medical Products, Inc. 2011 Stock Incentive Plan.	☐	☐	☐
11.
Proposal to add a provision to the Nevada articles of incorporation and Nevada bylaws to provide indemnification for Power3’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 4.

							☐	☐	☐
6.	Proposal to add a provision to the Nevada articles of incorporation opting out of the Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (the “Nevada Control Share Acquisition Statute”), contingent upon approval of Proposal No. 4.	☐	☐	☐

12.
Proposal to add a provision to the Nevada articles of incorporation and Nevada bylaws to limit the liability of Power3’s officers and directors to the fullest extent permitted by Nevada law, contingent upon approval of Proposal No. 4.
							☐	☐	☐
7.
Proposal to add a provision to the Nevada articles of incorporation opting out of the Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (the “Nevada Business Combinations Statute”), contingent upon approval of Proposal No. 4.
		☐	☐	☐

					13.	Proposal to adjourn the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

▲    PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.    ▲

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet.

INTERNET	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Mail:

Go to www.proxyease.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY AND ALL OTHER MATTERS UNKNOWN A REASONABLE TIME BEFORE THE SOLICITATION THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

Signature: _____________________________ Date: ___________, 2011      Signature: ___________________________ Date: ___________, 2011

Note: Please sign exactly as your name appears hereon. When more than one name appears, all should sign. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If signing as a corporation or other entity, please sign in full entity name by duly authorized officer, giving full title as such.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders to be held _______________, 2011.
This Proxy Statement is available at http://www.shareholdermaterial.com/PWRM